UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 1-K

ANNUAL REPORT PURSUANT TO REGULATION A

For the fiscal year ended:

December 31, 2025

ARRIVED HOMES, LLC
(Exact name of issuer as specified in its charter)

Delaware	85-2046587
State of other jurisdiction of incorporation or Organization	(I.R.S. Employer Identification No.)

1700 Westlake Ave North, Suite 200

Seattle, WA 98109

(Full mailing address of principal executive offices)

(814)-277-4833
(Issuer’s telephone number, including area code)

www.arrived.com
(Issuer’s website)

Arrived Homes Series Lierly; Arrived Homes Series Soapstone; Arrived Homes Series Pecan; Arrived Homes Series Patrick; Arrived Homes Series Plumtree; Arrived Homes Series Chaparral; Arrived Homes Series Splash; Arrived Homes Series Tuscan; Arrived Homes Series Salem; Arrived Homes Series Malbec; Arrived Homes Series Pinot; Arrived Homes Series Luna; Arrived Homes Series Kingsley; Arrived Homes Series Shoreline; Arrived Homes Series Holloway; Arrived Homes Series Badminton; Arrived Homes Series Eastfair; Arrived Homes Series Centennial; Arrived Homes Series Mojave; Arrived Homes Series Wentworth; Arrived Homes Series Cupcake; Arrived Homes Series Basil; Arrived Homes Series Lallie; Arrived Homes Series Dewberry; Arrived Homes Series Spencer; Arrived Homes Series Summerset; Arrived Homes Series Roseberry; Arrived Homes Series Windsor; Arrived Homes Series Forest; Arrived Homes Series Meadow; Arrived Homes Series Collinston; Arrived Homes Series Saddlebred; Arrived Homes Series Odessa; Arrived Homes Series Lily; Arrived Homes Series Saturn; Arrived Homes Series Sugar; Arrived Homes Series Coatbridge; Arrived Homes Series Lennox; Arrived Homes Series Olive; Arrived Homes Series Dawson; Arrived Homes Series Ridge; Arrived Homes Series Bayside; Arrived Homes Series Elm; Arrived Homes Series River; Arrived Homes Series Amber; Arrived Homes Series Westchester; Arrived Homes Series Limestone; Arrived Homes Series Jupiter; Arrived Homes Series Weldon; Arrived Homes Series Holland; Arrived Homes Series Elevation; Arrived Homes Series Oly; Arrived Homes Series McLovin; Arrived Homes Series Matchingham; Arrived Homes Series Rooney; Arrived Homes Series Diablo; Arrived Homes Series KerriAnn; Arrived Homes Series Sigma; Arrived Homes Series Grant; Arrived Homes Series Bandelier; Arrived Homes Series Ensenada; Arrived Homes Series Davidson; Arrived Homes Series Vernon; Arrived Homes Series Murphy; Arrived Homes Series Dolittle; Arrived Homes Series Butter; Arrived Homes Series Ribbonwalk; Arrived Homes Series Scepter; Arrived Homes Series Delta; Arrived Homes Series Saint; Arrived Homes Series Lovejoy; Arrived Homes Series Emporia; Arrived Homes Series Wave; Arrived Homes Series Tuxford; Arrived Homes Series Greenhill; Arrived Homes Series Kawana; Arrived Homes Series Chelsea; Arrived Homes Series Terracotta; Arrived Homes Series Otoro; Arrived Homes Series Hollandaise; Arrived Homes Series Hadden; Arrived Homes Series Avebury; Arrived Homes Series Tulip; Arrived Homes Series Jack; Arrived Homes Series Bedford; Arrived Homes Series Louise; Arrived Homes Series Gardens; Arrived Homes Series Peanut; Arrived Homes Series 100; Arrived Homes Series Grove; Arrived Homes Series Lanier; Arrived Homes Series Mammoth; Arrived Homes Series McGregor; Arrived Homes Series Point; Arrived Homes Series Roxy; Arrived Homes Series Wisteria; Arrived Homes Series Heron; Arrived Homes Series Stonebriar; Arrived Homes Series Heritage; Arrived Homes Series Magnolia; Arrived Homes Series Kirkwood; Arrived Homes Series Rosewood; Arrived Homes Series Apollo; Arrived Homes Series Baron; Arrived Homes Series Swift; Arrived Homes Series Wescott; Arrived Homes Series Wildwood; Arrived Homes Series Madison; Arrived Homes Series Abbington; Arrived Homes Series Burlington; Arrived Homes Series Lannister; Arrived Homes Series Nugget; Arrived Homes Series Pearl; Arrived Homes Series Hines; Arrived Homes Series Ritter; Arrived Homes Series 101; Arrived Homes Series Jake; Arrived Homes Series Holcomb; Arrived Homes Series Latte; Arrived Homes Series Dunbar; Arrived Homes Series Lookout; Arrived Homes Series Reynolds; Arrived Homes Series Kennesaw; Arrived Homes Series Pioneer; Arrived Homes Series Bazzel; Arrived Homes Series June; Arrived Homes Series Johnny; Arrived Homes Series Osprey; Arrived Homes Series Riverwalk; Arrived Homes Series Collier; Arrived Homes Series Folly; Arrived Homes Series Dorchester; Arrived Homes Series Dogwood; Arrived Homes Series Walton; Arrived Homes Series Clover; Arrived Homes Series Dolly; Arrived Homes Series Kenny; Arrived Homes Series Creekside; Arrived Homes Series Willow; Arrived Homes Series Wilson; Arrived Homes Series Daisy; Arrived Homes Series Henry; Arrived Homes Series Sodalis; Arrived Homes Series Loretta; Arrived Homes Series Conway; Arrived Homes Series Belle; Arrived Homes Series Chitwood; Arrived Homes Series Spring; Arrived Homes Series Highland; Arrived Homes Series Wellington; Arrived Homes Series Braxton; Arrived Homes Series Reginald; Arrived Homes Series Camino; Arrived Homes Series Winston; Arrived Homes Series Inglewood; Arrived Homes Series Richardson; Arrived Homes Series Cumberland; Arrived Homes Series Bonneau; Arrived Homes Series Blossom; Arrived Homes Series Marcelo; Arrived Homes Series Taylor; Arrived Homes Series Aster; Arrived Homes Series Quincy; Arrived Homes Series Jill; Arrived Homes Series Marietta; Arrived Homes Series Mae; Arrived Homes Series Chester; Arrived Homes Series Shallowford; Arrived Homes Series Cypress; Arrived Homes Series Harrison; Arrived Homes Series Piedmont; Arrived Homes Series Kessler; Arrived Homes Series Creekwood; Arrived Homes Series Hansel; Arrived Homes Series Falcon; Arrived Homes Series Eagle; Arrived Homes Series Goose; Arrived Homes Series Gretal; Arrived Homes Series Mimosa; Arrived Homes Series Redondo; Arrived Homes Series Sundance; Arrived Homes Series Chickamauga; Arrived Homes Series Sequoyah; Arrived Homes Series Litton; Arrived Homes Series Brainerd; Arrived Homes Series Brooklyn; Arrived Homes Series Lurleen; Arrived Homes Series Regency; Arrived Homes Series Sunnyside; Arrived Homes Series Korin; Arrived Homes Series Dops; Arrived Homes Series Brennan; Arrived Homes Series Sajni; Arrived Homes Series Tuscarora; Arrived Homes Series Salinas; Arrived Homes Series Hansard; Arrived Homes Series Jefferson; Arrived Homes Series Marie; Arrived Homes Series Ella; Arrived Homes Series Douglas; Arrived Homes Series Cove; Arrived Homes Series Belvedere; Arrived Homes Series Avondale; Arrived Homes Series Martell; Arrived Homes Series Mycroft; Arrived Homes Series Longwoods; Arrived Homes Series Louis; Arrived Homes Series Fenwick; Arrived Homes Series Sims; Arrived Homes Series Osceola; Arrived Homes Series Augusta; Arrived Homes Series Cawley; Arrived Homes Series Bella; Arrived Homes Series Foster; Arrived Homes Series Franklin; Arrived Homes Series General; Arrived Homes Series Marion; Arrived Homes Series Marple; Arrived Homes Series Mary; Arrived Homes Series Onyx; Arrived Homes Series Palmer; Arrived Homes Series Porthos; Arrived Homes Series Simon; Arrived Homes Series Theodore; Arrived Homes Series Chinook; Arrived Homes Series Bergenia; Arrived Homes Series Felix; Arrived Homes Series Oscar; Arrived Homes Series Ellen; Arrived Homes Series Alvin; Arrived Homes Series Ballinger; Arrived Homes Series Briarwood; Arrived Homes Series Eastwood; Arrived Homes Series Abernant; Arrived Homes Series Calvin; Arrived Homes Series Fletcher; Arrived Homes Series Hargrave; Arrived Homes Series Hobbes; Arrived Homes Series Irene; Arrived Homes Series Peterson; Arrived Homes Series Richmond; Arrived Homes Series Winchester

(Title of each class of securities issued pursuant to Regulation A)

i

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this Annual Report on Form 1-K (this “Form 1-K”) includes some statements that are not historical and that are considered “forward-looking statements.” Such forward-looking statements include, but are not limited to, statements regarding our development plans for our business; our strategies and business outlook; anticipated development of Arrived Homes, LLC (the “Company”), Arrived Fund Manager, LLC (the “manager”), each series of our company and the Arrived platform (defined below); and various other matters (including contingent liabilities and obligations and changes in accounting policies, standards and interpretations). These forward-looking statements express the manager’s expectations, hopes, beliefs, and intentions regarding the future. In addition, without limiting the foregoing, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.  The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Form 1-K are based on current expectations and beliefs concerning future developments that are difficult to predict. Neither our Company nor the manager can guarantee future performance, or that future developments affecting our Company, the manager or the Arrived platform will be as currently anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

All forward-looking statements attributable to us are expressly qualified in their entirety by these risks and uncertainties. These risks and uncertainties, along with others, are detailed under the headings “Summary – Summary Risk Factors” and “Risk Factors” in our latest offering circular (the “Offering Circular”) filed by the Company with the Securities and Exchange Commission (the “Commission”), which may be accessed here and may be amended, and in our subsequent reports and offering statements filed from time to time with the Commission. Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You should not place undue reliance on any forward-looking statements and should not make an investment decision based solely on these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

ii

MARKET AND OTHER INDUSTRY DATA

This Form 1-K includes market and other industry data and estimates that are based on our management’s knowledge and experience in the markets in which we operate. The sources of such data generally state that the information they provide has been obtained from sources they believe to be reliable, but we have not investigated or verified the accuracy and completeness of such information. Our own estimates are based on information obtained from our and our affiliates’ experience in the markets in which we operate and from other contacts in these markets. We are responsible for all of the disclosure in this Form 1-K, and we believe our estimates to be accurate as of the date of this Form 1-K or such other date stated herein. However, this information may prove to be inaccurate because of the method by which we obtained some of the data for the estimates or because this information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, you should be aware that market and other industry data included in this Form 1-K, and estimates and beliefs based on that data, may not be reliable.

iii

Item 1. Description of Business

Company Overview – Our Mission

Arrived Homes, LLC, a Delaware series limited liability company, was formed in July 2020 to permit public investment in specific single-family rental homes. We believe people should have the freedom to move to pursue new opportunities in their lives while still having access to the wealth creation that long-term home ownership and real estate investment can provide. To support this idea, we are building what we believe to be a new model for home ownership and real estate investment that doesn’t lock people into a single home or city. We believe in passive income, conservative debt, freedom to move, diversification, and aligned incentives.

Arrived is a marketplace for investing in homes. We buy single family homes, lease them, divide them into multiple interests, and offer them as investments on a per interest basis through our web-based platform. Investors can manage their risk by spreading their investments across a portfolio of homes, they can invest in real estate without needing to apply for mortgages or take on personal debt, and they can move to new homes or cities and continue holding their Arrived investments without having to worry about selling homes they’re invested in.

Arrived does all of the work of sourcing, analyzing, maintaining, and managing all of the homes that we acquire. We analyze every home investment across several financial, market, and demographic characteristics to support our acquisition decision-making. Every investment we make is an investment in the communities in which Arrived operates, alongside other like-minded individuals. As our community network grows, so does our access to investment and housing opportunities.

Arrived rents the homes we acquire to tenants who can also invest through the same process as any other member of the Arrived platform, becoming part owners of the homes they’re living in at that time. By investing together, we align incentives towards creating value for everyone.

Our Series LLC Structure

Each single family rental home that we acquire will be owned by a separate series of our Company that we will establish to acquire that home.  Each series may hold the specific property that it acquires in a wholly-owned subsidiary, which would be a limited liability company organized under laws of the state in which the series property is located.

As a Delaware series limited liability company, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series are segregated and enforceable only against the assets of such series, as provided under Delaware law.  We intend for each series to elect and qualify to be taxed as a separate real estate investment trust, or REIT, for U.S. federal income tax purposes, commencing with the taxable year ending after the completion of the initial public offering of interests of such series.

Our Company’s core business is the identification, acquisition, marketing and management of individual single family rental homes for the benefit of our investors. Each series is intended to own a single property.

Investment Objectives

Our investment objectives are:

●	Consistent cash flow;

●	Long term capital appreciation with moderate leverage;

●	Favorable tax treatment of REIT income and long term capital gains; and

●	Capital preservation.

We cannot assure you that we will attain these objectives or that the value of our assets will not decrease.

Our Investment Criteria

Our home acquisition investments are evaluated against the following primary characteristics:

●	Capitalization rates greater than 5%. For this purpose, the capitalization rate reflects a series property’s annual rental income minus property management fees, local real estate taxes, property insurance, maintenance expenses, and marketing incentives, divided by the purchase price of the property;

●	Homes with a minimum of three (3) bedrooms and two (2) bathrooms;

●	Homes less than 30 years old;

●	Homes with a price range of $200,000 - $400,000 and a repair/improvement budget requirement of less than 20% of the home purchase price; and

●	Neighborhoods with median incomes that exceed the metropolitan statistical area, or MSA, median.

Our Investment Process

Our investment process leverages our network of renter demand, experienced team members, and data analysis to make our investment decisions:

●	Sourcing: Arrived will use an in-house acquisition team (using industry leading analysis and screening tools) in collaboration with local real estate professionals to find and source investment opportunities. The opportunities may include individual homes listed on the MLS, bulk rental home portfolios, BFR (built-for-rent) communities, and off-market deals sourced by our staff and from leads generated from our member network.

●	Due Diligence: Arrived evaluates potential investments against our stated investment criteria. Once a geographic market is selected, our due diligence will focus on the sub-market and the property itself. Value analysis will include projected rental rates and home values, relying on a combination of first-party data, automated valuation models, or AVMs, and third party independent appraisals. Property level analysis will look at standard risk factors including condition of title, structural defects in the home, environmental issues, and other hazards such as floods and earthquakes.

●	Investment Committee: Once our acquisition team recommends a home purchase, the investment committee will convene to review due diligence materials and issue a go/no-go decision.

●	Home Purchase: A home will be purchased either by the manager or an affiliate of the manager and then resold to a particular series or purchased directly by a series from a third-party seller, in accordance with the acquisition mechanics set forth below. Following acquisition of a property by a series, the property will be renovated, to the extent necessary, and then leased to a quality tenant on a 12-24 month lease. If a series property is renovated prior to the closing of the relevant series offering, the funds required for renovations will be forwarded to the series by the manager and repaid out of offering proceeds.

●	Ongoing Management: Arrived will partner with one or more third party independent property management firms in each of our markets. Arrived will place an initial tenant in a home from our member network and will assist with future tenant placements. The property management firm will maintain books and records, inspect each home and ensure that it is properly maintained, handle maintenance requests, and be responsible for landlord/tenant compliance. We intend that our preferred property management firms will utilize modern tech-enabled property management platforms with digital payment and communication features.

Our Manager

Our Company is managed by Arrived Fund Manager, LLC, a Delaware limited liability company and managing member of our Company. Pursuant to the terms of our operating agreement, the manager will provide certain management and advisory services to us and to each of our series and their subsidiaries, if any, as well as a management team and appropriate support personnel.  The manager is a wholly owned subsidiary of our sponsor, Arrived Holdings, Inc., a Delaware corporation, which is an asset management company that operates a web-based investment platform, the Arrived platform, used by our Company for the offer and sale of interests in the series of our Company.

The nature of business to be conducted or promoted by us must at all times be to engage in any lawful act or activity for which LLCs may be organized under the Delaware Limited Liability Company Act.

Investment Strategy – Our Market Opportunity

Our investment strategy is to acquire, invest in, manage, operate, selectively leverage and sell single family homes located in vibrant, growing cities across America. We believe that these markets offer investors a blend of attractive capitalization rates and a strong prospect for long term property value appreciation.

Market Selection

We intend to focus our business efforts on the top 100 MSAs (metropolitan statistical areas with populations greater than 500,000) which exhibit the following characteristics:

●	Sufficient inventory to make it feasible to achieve scale in the local market (100 – 500 homes);

●	Job and income growth forecasts of 3% or greater;

●	Affordability with gross rent multiplier below 12. For this purpose, a gross rent multiplier (GRM) is the ratio of the price of the single family home purchased to its annual rental income before accounting for expenses such as property taxes, insurance, and utilities; GRM is the number of years the property would take to pay for itself in gross received rent;

●	Large university and skilled workforce;

●	Popular with millennials; and

●	Favorable competitive landscape with respect to other institutional single family residence buyers.

We focus on acquiring properties we believe (1) are likely to generate stable cash flows in the long term and (2) have significant possibilities for long-term capital appreciation, such as those located in neighborhoods with what we see as high growth potential and those available from sellers who are distressed or face time-sensitive deadlines.

We may enter into one or more joint ventures, tenant-in-common investments or other co-ownership arrangements for the acquisition, development or improvement of properties with third parties or affiliates of the manager, including present and future real estate investment offerings sponsored by affiliates of the manager.

Investments in Real Property

Our investment in real estate generally will take the form of holding fee title or a long-term leasehold estate. We will acquire such interests either directly or indirectly through limited liability companies or through investments in joint ventures, partnerships, co-tenancies or other co-ownership arrangements with third parties, including developers of the properties, or with affiliates of the manager. In addition, we may purchase properties and lease them back to the sellers of such properties. Although we will use our best efforts to structure any such sale-leaseback transaction such that the lease will be characterized as a “true lease” so that we will be treated as the owner of the property for federal income tax purposes, the Internal Revenue Service could challenge such characterization. If any such sale-leaseback transaction is recharacterized as a financing transaction for U.S. federal income tax purposes, deductions for depreciation and cost recovery relating to such property would be disallowed.

Our obligation to purchase any property generally will be conditioned upon the delivery and verification of certain documents from the seller or developer, including, where appropriate:

●	plans and specifications;

●	evidence of marketable title subject to such liens and encumbrances as are acceptable to the manager;

●	auditable financial statements covering recent operations of properties having operating histories; and

●	title and liability insurance policies.

We may seek to enter into arrangements with the seller or developer of a property whereby the seller or developer agrees that, if during a stated period the property does not generate a specified cash flow, the seller or developer will pay in cash to us a sum necessary to reach the specified cash flow level, subject in some cases to negotiated dollar limitations. In determining whether to purchase a particular property, we may, in accordance with customary practices, obtain an option on such property. The amount paid for an option, if any, is normally surrendered if the property is not purchased and is normally credited against the purchase price if the property is purchased. The terms and conditions of any apartment lease that we enter into with our residents may vary substantially; however, we expect that a majority of our leases will be standardized leases customarily used between landlords and residents for residential properties. Such standardized leases generally have terms of one year or less. All prospective residents for our residential properties will be required to submit a credit application.

In purchasing, leasing and developing properties, we will be subject to risks generally incident to the ownership of real estate. For example, certain losses are not insurable and may only be insured subject to limitations. Insurance coverage may also vary based on the specific property, geography and market covered. Our insurance coverage generally varies based on replacement cost (estimated with a cost to square foot analysis based on the market and finish level). Although we also maintain an “all-perils policy” (with some standard exclusions) for each series property which seeks to provide insurance coverage for the properties at their full value, there is no guarantee that such coverage will actually be sufficient or cover all costs and damages in the case of any loss.

Leverage Policy

We may employ leverage to enhance total returns to our investors through a combination of senior financing on our real estate acquisitions, secured facilities, and capital markets financing transactions. We will seek to secure conservatively structured leverage that is long-term, non-recourse, non-mark-to-market financing to the extent obtainable on a cost effective basis. To the extent leverage is employed it may come either in the form of government-sponsored programs or other long-term, non-recourse, non-mark-to-market financing. The manager may from time to time modify our leverage policy in its discretion. However, it is our policy to not borrow more than 69% of the greater of cost (before deducting depreciation or other non-cash reserves) or fair market value of our assets. We cannot exceed the leverage limit of our leverage policy unless any excess in borrowing over such level is approved by the manager. To the extent a series does not employ leverage to fund the initial purchase of an asset, the series may subsequently determine to obtain financing for the asset in accordance with this leverage policy. In such case, unless the financing (or any other refinancing) proceeds are needed, in the manager’s discretion, to fund the operations of an asset or reserves, the manager may determine to distribute all or a portion of such proceeds to investors.

Acquisition Mechanics

Typically, each series will acquire its series property prior to the commencement or closing of that series’ offering. Each series property will be fully described in the offering circular as it may be amended to include new series offerings. In each such offering circular, information relating to the series property being offered, such as the description and specifications of the series property, the purchase price of the series property and the relevant terms of purchase, will be disclosed.

It is not anticipated that a series will own any assets other than its series property, plus cash reserves for maintenance, insurance and other expenses pertaining to the series property and amounts earned by the series from the monetization of the series property, if any.  Each series may hold the specific property that it acquires in a wholly-owned subsidiary which would be a limited liability company organized under laws of the state in which the series property is located.

A series may acquire its property either from an unaffiliated third party or from an affiliate of the manager. For a detailed description of our acquisition methods, please refer to our latest offering circular, filed with the Securities and Exchange Commission on January 30, 2025, which may be accessed here.

Operating Policies

Credit Risk Management. We may be exposed to various levels of credit and special hazard risk depending on the nature of our assets. The manager and its executive officers will review and monitor credit risk and other risks of loss associated with each investment. The manager will monitor the overall credit risk and levels of provision for loss.

Interest Rate Risk Management. We will follow an interest rate risk management policy intended to mitigate the negative effects of major interest rate changes. We intend to minimize our interest rate risk from borrowings by attempting to “match-fund,” which means the manager will seek to structure the key terms of our borrowings to generally correspond with the expected holding period of our assets.

Equity Capital Policies. Under the operating agreement, we have the authority to issue an unlimited number of additional interests or other securities. After your purchase in any series offering, the manager may elect to: (i) sell additional securities in future private offerings, or (ii) issue additional securities in public offerings. To the extent we issue additional equity interests after your purchase in an offering, your percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your interests.

Additional Borrowings. We expect each series may seek, as applicable, to finance or refinance any outstanding indebtedness with an additional mortgage or other debt financing, including with either an affiliate or a third party. We expect that any third-party mortgage and/or other debt instruments that a series, or the Company on behalf of a series, enters into in connection with a financing or refinancing of a property will be secured by a security interest in the title of such property and any other assets of the series.

Disposition Policies

We intend to hold and manage the properties we acquire for a period of five to seven years. As each of our properties reaches what we believe to be its optimum value, we will consider disposing of the property. The determination of when a particular property should be sold or otherwise disposed of will be made after consideration of relevant factors, including prevailing and projected economic conditions, whether the value of the property is anticipated to appreciate or decline substantially, and how any existing leases on a property may impact the potential sales price. The manager may determine that it is in the best interests of shareholders to sell a property earlier than five years or to hold a property for more than seven years. Additionally, any sale of a property will be subject to lessee rights and we would attempt to time property sales with lessee rights in mind, either by timing sales with anticipated lease terminations or by assigning an existing lease to the property buyer where allowed under applicable laws.

When we determine to sell a particular property, we will seek to achieve a selling price that maximizes the capital appreciation for investors based on then-current market conditions. We cannot assure you that this objective will be realized.

Following the sale of a property, the manager will distribute the proceeds of such sale, net of the property disposition fee as described below, to the interest holders of the applicable series (after payment of any accrued liabilities or debt on the property or of the series at that time).

Property Disposition Fee

Upon the disposition and sale of a series property, each series will be charged a market rate property disposition fee that will cover property sale expenses such as brokerage commissions, and title, escrow and closing costs. It is expected that this disposition fee charged to a series will range from six to seven percent of the property sale price. To the extent that the actual property disposition fees are less than the amount charged to the series, the manager will receive the difference as income.

Description of the Property Management Agreement

The Company will appoint an affiliate of the manager or a third-party property management company to serve as property manager to manage the underlying property of each series pursuant to a series specific property management agreement.

The services provided by the property manager will include:

●	Collecting rent and maintaining books and records;

●	Ensuring compliance with local landlord/tenant and other applicable laws;

●	Routine property maintenance and responding to tenant maintenance requests;

●	Handling tenant on-boarding (move-in) and move-out; and

●	Investigating, selecting, and, on behalf of the applicable series, engaging and conducting business with such persons as the property manager deems necessary to ensure the proper performance of its obligations under the property management agreement, including but not limited to consultants, insurers, insurance agents, maintenance providers, bookkeepers and accountants and any and all persons acting in any other capacity deemed by the property manager necessary or desirable for the performance of any of the services under the property management agreement.

Each property management agreement will terminate on the earlier of: (i) the manager’s discretion to terminate a property management agreement at pre-determined renewal periods or by paying a termination fee, (ii) after the date on which the relevant series property has been liquidated and the obligations connected to the series property (including contingent obligations) have been terminated, (iii) the removal of the manager as managing member of our Company and thus of all series (if the property manager is the manager), (iv) upon notice by one party to the other party of a party’s material breach of a property management agreement or (v) such other date as agreed between the parties to the property management agreement.

Each series will indemnify the property manager out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which it becomes subject by virtue of serving as property manager under the respective property management agreements with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

Currently, we intend to enter into a property management agreement on behalf of each series with an affiliate of the manager or a third-party property management company. We reserve the right to change property managers at any time.

Property Management Fee

The Company will appoint an affiliate of the manager or a third-party property management company to serve as property manager to manage the property of each series pursuant to a property management agreement. The fee arrangements for each property management company are set forth below:

Marketplace Homes

As compensation for the services provided by the property manager, each series will be charged a property management fee of $70 on a monthly basis and paid to the property manager pursuant to the property management agreement.

Mynd Property Management

As compensation for the services provided by the property manager, each series will be charged a property management fee equal to six percent (6%) of all rents and fees as remitted to the series or a minimum property management fee of $84 on a monthly basis and paid to the property manager pursuant to the property management agreement.

The property manager for each Series is specified in the latest Offering Circular under “The Series Properties Being Offered.”

Liquidity Platform

Overview of PPEX ATS Platform

The Company and its affiliates intend to enter into an arrangement with NCPS and its affiliates to facilitate secondary transactions in interests issued by the Company on the PPEX ATS. The PPEX ATS is owned and operated by NCPS. The arrangement with NCPS will be established to provide a venue for secondary trading of series interests and is designed to provide investors with an efficient means to buy and sell series interests in secondary transactions. The manager will enter into a brokerage agreement and a license agreement with the Executing Broker pursuant to which, subject to restrictions under state and federal securities laws and the transfer restrictions listed in the operating agreement, the Executing Broker is engaged to execute all resale transactions in interests based on the matching of orders on the PPEX ATS. The Executing Broker is a registered broker-dealer member of the PPEX ATS. NCPS is a broker-dealer registered with the Commission and a member of FINRA and SIPC. Neither the Company nor the manager matches any orders or executes or settles any transfer of interests with respect to secondary trading on the PPEX ATS. The manager may elect not to transmit to the Executing Broker or the PPEX ATS any order information submitted by users who have not previously purchased securities issued by the Company or its affiliates pursuant to Regulation A.

Secondary trades of series interests matched on the PPEX ATS are intended to comply with Blue Sky laws either through a manual exemption in states where available, through a direct filing with the state securities regulators where required, or as isolated non-issuer transactions.

Process for Secondary Transactions

During specific trading windows, which we expect to occur quarterly and announce at least a week in advance of such trading window, isolated non-issuer transactions in interests of one or more series may be effected during trading hours established by NCPS as operator of the PPEX ATS (“Market Hours”) in accordance with the following process. Investors can submit bid and ask quotes through the user interface provided by the Arrived platform during a trading window. The Arrived platform immediately and automatically routes the quotes (i) to the Executing Broker, and (ii) by virtue of the Executing Broker’s status as a member of the PPEX ATS, to the PPEX ATS, which is owned and operated by NCPS, a registered broker-dealer. The PPEX ATS then matches orders in accordance with the rules established by the PPEX ATS, but no matching of buyers and sellers will occur other than during Market Hours in a trading window. Bid and ask quotes submitted during a trading window and Market Hours may be immediately matched by the PPEX ATS, while bid and ask quotes submitted during a trading window, but outside of Market Hours are eligible to match only upon the next commencement of Market Hours. To the extent that any bid or ask quote that does not result in a match still exists at the end of a trading window, such quote will be cancelled at the end of the relevant trading window.

Once matched by the PPEX ATS, orders are executed by the Executing Broker. When a trade is executed, the Executing Broker transmits the applicable information (including the number of interests and price at which they are being sold or purchased) to the Arrived platform, where it is displayed to the relevant investor. During Market Hours in a particular trading window, the Arrived platform periodically sends instructions regarding the transfer of funds for executed trades via the Executing Broker to Modern Treasury, Inc., the third-party holder of investor funds (“Modern Treasury”), which then effectuates the funds transfer between the buyer and seller. After Market Hours end, the Executing Broker provides instructions regarding any transfers of interests between investor accounts to the transfer agent, which transfers the interests accordingly. The clearing process, which includes the transfer of funds and interests, will be completed within one to two days following the conclusion of the relevant trading window. Neither the Arrived platform nor the Executing Broker clears or settles trades.

User Interface and Role of the Platform

The Arrived platform serves merely as the user interface for the purpose of enabling secondary market trading in interests. On the Arrived platform, investors input the details of any orders to buy or sell interests in secondary transactions (including the number of interests subject to the offer to buy or sell, as the case may be, and the price, if any, at which such offer is being made), and the orders then are routed (i) to the Executing Broker, and (ii) by virtue of the Executing Broker’s status as a member of the PPEX ATS, to the PPEX ATS. The manager may elect not to transmit to the Executing Broker or the PPEX ATS any order information submitted by users who have not previously purchased securities issued by the Company or its affiliates pursuant to Regulation A. For clarity, because the Executing Broker is (i) a registered broker-dealer and a member of the PPEX ATS and (ii) licensed to use the Arrived platform to access and transmit order information entered onto the Arrived platform by Investors, such order information is automatically routed from the Arrived platform to both the Executing Broker and the PPEX ATS simultaneously. After the Executing Broker has executed a trade, information about the matched orders and executed trade is then communicated by the Executing Broker to the buyer and seller using the Arrived platform’s user interface. The PPEX ATS accepts orders transmitted from the Arrived platform only because the Executing Broker (which is a member of the PPEX ATS) is licensed to use the Arrived platform’s technology to transmit order information.

For the avoidance of doubt, the decision whether to engage in secondary market trading is left solely to the individual investors. Neither the Company nor any of its affiliates acts as a broker or dealer, and none of them provide investors any direction or recommendation as to the purchase or sale of any interests in secondary market transactions. In addition, neither the Executing Broker nor NCPS makes any direction or recommendation as to the purchase or sale of any interests.

The Arrived platform acts as a user interface to receive information from, and deliver and display information to, investors and the registered broker-dealers. None of the Company, the manager, or Arrived Holdings, Inc. will receive any compensation for its role in the trading procedure unless and until it, or one of its affiliates, registers as a broker-dealer. The manager or one of its affiliates in the future may register as a broker-dealer under state and federal securities laws, at which time it may charge fees in respect of trading of interests.

Agreements Relating to Secondary Trading on the PPEX ATS

The Company intends to enter into an agreement (the “PPEX ATS Company Agreement”) with NCPS, pursuant to which NCPS will review the Company’s and series’ governing documents, offering materials and regulatory filings so that the PPEX ATS may serve as an available venue for the potential resale transactions in interests to be conducted in accordance with the process described above. The PPEX ATS provides a matching platform for the Executing Broker as a broker-dealer member of the PPEX ATS to submit bid and ask quotes to purchase or sell interests on behalf of, and as directed by, investors.

The manager intends to enter into a Software and Services License Agreement with NCIT, the parent company of NCPS. Under this agreement, the Arrived platform’s technology is connected via an application programming interface to the PPEX ATS to facilitate the routing of information from the Arrived platform as a user interface to the PPEX ATS as described above.

The Company also intends to enter into an agreement with the Executing Broker (the “Secondary Brokerage Agreement”), separate and apart from the Broker Dealer Agreement. Pursuant to the Secondary Brokerage Agreement, the Executing Broker will perform certain services in support of the secondary trading of interests on the PPEX ATS and will ultimately be responsible for the execution of secondary trades of interests. As compensation, the Executing Broker will receive up to 5% of the gross proceeds received related to each transaction (2.5% from the buyer and 2.5% from the seller involved in such transaction). The manager may, from time to time and at its sole discretion, opt to pay the compensation earned by the Executing Broker in connection with its services related to the PPEX ATS.

Asset Management Fee

Each series will pay the manager an annual asset management fee equal to six tenths of a percent (0.6%) of the purchase price of the series property for that series. This fee will be paid out of the net operating rental income of a series on a quarterly basis.

Operating Expenses

Each series of our Company will be responsible for the following costs and expenses attributable to the activities of our Company related to such series (we refer to these as Operating Expenses):

●	any and all fees, costs and expenses incurred in connection with the management of a series property, including Home Ownership Association (HOA) fees, income taxes, marketing, security and maintenance;

●	any fees, costs and expenses incurred in connection with preparing any reports and accounts of each series, including any blue sky filings required in order for interest in a series to be made available to investors in certain states and any annual audit of the accounts of such series (if applicable) and any reports to be filed with the Commission including periodic reports on Forms 1-K, 1-SA and 1-U;

●	any and all insurance premiums or expenses, including directors and officers insurance of the directors and officers of the manager or a property manager, in connection with the series property;

●	any withholding or transfer taxes imposed on our Company or a series or any of the members as a result of its or their earnings, investments or withdrawals;

●	any governmental fees imposed on the capital of our Company or a series or incurred in connection with compliance with applicable regulatory requirements;

●	any legal fees and costs (including settlement costs) arising in connection with any litigation or regulatory investigation instituted against our Company, a series or a property manager in connection with the affairs of our Company or a series;

●	the fees and expenses of any administrator, if any, engaged to provide administrative services to our Company or a series;

●	any fees, costs and expenses of a third-party registrar and transfer agent appointed by the manager in connection with a series;

●	the cost of the audit of our Company’s annual financial statements and the preparation of its tax returns and circulation of reports to investors;

●	the cost of any audit of a series annual financial statements and the fees, costs and expenses incurred in connection with making of any tax filings on behalf of a series and circulation of reports to investors;

●	any indemnification payments to be made pursuant to the requirements of the operating agreement;

●	the fees and expenses of our Company’s or a series’ counsel in connection with advice directly relating to our Company’s or a series’ legal affairs;

●	the costs of any other outside appraisers, valuation firms, accountants, attorneys or other experts or consultants engaged by the manager in connection with the operations of our Company or a series; and

●	any similar expenses that may be determined to be Operating Expenses, as determined by the manager in its reasonable discretion.

The manager will bear its own expenses of an ordinary nature, including all costs and expenses on account of rent, supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures.

If the Operating Expenses exceed the amount of revenues generated from a series property and cannot be covered by any Operating Expense reserves on the balance sheet of such series property, the manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the applicable series, on which the manager may impose a reasonable rate of interest, and be entitled to reimbursement of such amount from future revenues generated by such series property (which we refer to as Operating Expenses Reimbursement Obligation(s)), and/or (c) cause additional interests to be issued in such series in order to cover such additional amounts.

Allocations of Expenses

To the extent relevant, Offering Expenses, Acquisition Expenses, Operating Expenses, revenue generated from series properties and any indemnification payments made by the manager will be allocated among the various series interests in accordance with the manager’s allocation policy set forth below. The allocation policy requires the manager to allocate items that are allocable to a specific series to be borne by, or distributed to (as applicable), the applicable series.  If, however, an item is not allocable to a specific series but to our Company in general, it will be allocated pro rata based on the value of the series properties or the number of properties, as reasonably determined by the manager or as otherwise set forth in the allocation policy. By way of example, as of the date hereof it is anticipated that revenues and expenses will be allocated as follows:

Revenue or Expense Item	Details	Allocation Policy (if revenue or expense is not clearly allocable to a specific series property)
Revenue	Each of the series will have monthly rental income from the series property.	Allocable directly to the applicable series property

Acquisition Expenses	Appraisal and valuation fees (if incurred pre-closing)	Allocable directly to the applicable series property
	Appraisal and valuation fees (if incurred post-closing)	Allocable directly to the applicable series property
	Pre-purchase inspection	Allocable directly to the applicable series property
	Closing Costs	Allocable directly to the applicable series property
	Interest expense, if any, when an underlying series property is purchased by a series through a loan prior to the closing of a series offering	Allocable directly to the applicable series property

Offering Expenses	Legal expenses related to the preparation of regulatory paperwork (offering materials) for a series	Not allocable; to be borne by the manager
	Audit and accounting work related to the regulatory paperwork or a series	Allocable directly to the applicable series property
	Compliance work including diligence related to the preparation of a series	Not allocable; to be borne by the manager
	Insurance of a series property as at time of acquisition	Allocable directly to the applicable series property
	Broker fees other than cash commissions (e.g., expense reimbursement)	Not allocable; to be borne by the manager
	Brokerage fee payable per filing of a Form 1-A Post-Qualification Amendment ($1,000 per 1-A POS)	Allocable directly to the applicable series
	Preparation of marketing materials	Not allocable; to be borne by the manager

Operating Expense	Property management fees	Allocable directly to the applicable series property
	Asset management fees	Allocable directly to the applicable series property
	Audit and accounting work related to the regulatory paperwork of a Series	Allocable pro rata to the number of series properties
	Security (e.g., surveillance and patrols)	Allocable pro rata to the value of each series property
	Insurance	Allocable directly to the applicable series property
	Maintenance	Allocable directly to the applicable series property
	Property marketing or lease concessions, including special offers and terms	Allocable directly to the applicable series property
	Property disposition fee	Allocable directly to the applicable series property
	Interest expense, if any, when a series property holds any type of term loan or line of credit	Allocable directly to the applicable series property
	Audit, accounting and bookkeeping related to the reporting requirements of a series	Allocable pro rata to the number of series properties

Indemnification Payments	Indemnification payments under the operating agreement	Allocable pro rata to the value of each series property

Notwithstanding the foregoing, the manager may revise and update the allocation policy from time to time in its reasonable discretion without further notice to the investors.

The Arrived Platform

Arrived Holdings, Inc., the sole member of Arrived Fund Manager, LLC, our manager, owns and operates a web-based and mobile accessible investment platform, the Arrived platform. Through the use of the Arrived platform, investors can browse and screen the investments offered by each of our series, now existing or to be formed by our Company in the future, and electronically sign legal documents to purchase series interests.

Competition

There are a number of established and emerging competitors in the real estate investment platform market. The market is fragmented, rapidly evolving, competitive, and with relatively low barriers to entry. We consider our competitive differentiators in our market to be:

●	our focus on the single-family residential rental market;

●	the ability for users to select which rental properties they would like to invest in;

●	consistent rental income with use of moderate amounts of leverage;

●	our unique investment strategy and approach to market selection;

●	lower minimum investment amounts; and

●	favorable tax treatment associated with REIT elections.

We face competition primarily from other real estate investment platform companies such as Roofstock, Inc., Fundrise LLC, and Compound Projects, LLC, as well as a range of emerging new entrants. In order to compete, we work tirelessly to innovate and improve our products, while at the same time preserving our unique culture and approach.

Conflicts of Interest

Conflicts of interest may exist or could arise in the future with the manager and its affiliates and our officers and/or directors who are also officers and/or directors of the manager. Conflicts may include, without limitation:

●	Each of our executive officers will also serve as an officer of the manager and its affiliated entities. As a result, these persons will have a conflict of interest with respect to our agreements and arrangements with the manager and/or affiliates of the manager, which were not negotiated at arm’s length, and their terms may not have been as favorable to us as if they had been negotiated at arm’s length with an unaffiliated third party. The manager is not required to make available any particular individual personnel to us.

●	Our executive officers will not be required to devote a specific amount of time to our affairs. As a result, we cannot provide any assurances regarding the amount of time the manager will dedicate to the management of our business. Accordingly, we may compete with manager and any of its current and future programs, funds, vehicles, managed accounts, ventures or other entities owned and/or managed by the manager or one of its affiliates, which we refer to collectively as the manager-sponsored vehicles, for the time and attention of these officers in connection with our business. We may not receive the level of support and assistance that we might otherwise receive if we were internally managed.

●	Some or all of the series will acquire their properties from the manager or from an affiliate of the manager. Prior to a sale to a series, the manager will acquire a property, repair and improve the property, and seek to place a tenant in the property. The manager will then resell the property to a series at a value determined by the manager or affiliate of the manager, which may reflect a premium over the manager’s investment in the property. Accordingly, because the manager will be an interested party with respect to a sale of a property that it owns to a series, the manager’s interests in such a sale may not be aligned with the interests of the series or its investors. There can be no assurance that a property purchase price that a series will pay to the manager will be comparable to that which a series might pay to an unaffiliated third party property seller.

●	The manager may in the future form or sponsor additional manager-sponsored vehicles, which could have overlapping investment objectives. To the extent we have sufficient capital to acquire a property that the manager has determined to be suitable for us, that property will be allocated to us.

●	The manager does not assume any responsibility beyond the duties specified in the operating agreement and will not be responsible for any action of our board of directors in following or declining to follow the manager’s advice or recommendations. The manager’s liability is limited under the operating agreement and we have agreed to reimburse, indemnify and hold harmless the manager and its affiliates, with respect to all expenses, losses, damages, liabilities, demands, charges and claims in respect of, or arising from acts or omissions of, such indemnified parties not constituting bad faith, willful misconduct, gross negligence or reckless disregard of the manager’s duties under the operating agreement which has a material adverse effect on us. As a result, we could experience poor performance or losses for which the manager would not be liable.

Employees

Our Company does not have any employees. All of the officers and directors of our Company are employees of the manager.

Legal Proceedings

None of our Company, any series, the manager, or any director or executive officer of our Company or the manager is presently subject to any material legal proceedings.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation

Overview

Arrived Homes, LLC, a Delaware series limited liability company, was formed in July 2020 to permit public investment in individual residential properties. We believe people should have access to the wealth creation that real estate investment can provide. We believe in passive income, conservative debt, diversification, and aligned incentives.

Arrived is a marketplace for investing in real estate. We buy residential properties, divide them into multiple interests, and offer them as investments on a per interest basis through our web-based platform. Investors can manage their risk by spreading their investments across a portfolio of homes and they can invest in real estate without needing to apply for mortgages or take on personal debt.

Arrived does all of the work of sourcing, analyzing, maintaining, and managing all of the residential properties that we acquire. We analyze every property investment across several financial, market, and demographic characteristics to support our acquisition decision-making. Every investment we make is an investment in the communities in which Arrived operates, alongside other like-minded individuals. As our community network grows, so does our access to investment and housing opportunities.

Arrived arranges for a property manager to operate the properties as single-family rentals for tenants who can also invest through the same process as any other member of the Arrived platform, becoming part owners of the homes they’re staying in at that time. By investing together, we align incentives towards creating value for everyone.

Since its formation in July 2020, our Company has been engaged primarily in acquiring properties for its series offerings, developing the financial, offering and other materials to facilitate fundraising, and taking the steps necessary to effectuate the series offerings and the management of the associated series properties. As of December 31, 2025, our Company has acquired 248 properties.

Emerging Growth Company

We may elect to become a public reporting company under the Exchange Act. If we elect to do so, we will be required to publicly report on an ongoing basis as an emerging growth company, as defined in the JOBS Act, under the reporting rules set forth under the Exchange Act. For so long as we remain an emerging growth company, we may take advantage of certain exemptions from various reporting requirements that are applicable to other Exchange Act reporting companies that are not emerging growth companies, including, but not limited to:

●	not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act;

●	being permitted to comply with reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements; and

●	being exempt from the requirement to hold a non-binding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to take advantage of the benefits of this extended transition period. Our financial statements may therefore not be comparable to those of companies that comply with such new or revised accounting standards.

We would expect to take advantage of these reporting exemptions until we are no longer an emerging growth company. We would remain an emerging growth company for up to five years, or until the earliest of (i) the last day of the first fiscal year in which our total annual gross revenues exceed $1 billion; (ii) the date that we become a large accelerated filer as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common shares that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter; or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period.

Distributions

In order to qualify as a REIT, a series must distribute annually to investors at least 90% of its REIT taxable income (computed without regard to the dividends paid deduction and excluding net capital gain), and to avoid federal income and excise taxes on retained taxable income and gains it must distribute 100% of such income and gains annually. Our manager may authorize distributions in excess of those required for us to maintain our REIT status and/or avoid such taxes on retained taxable income and gains depending on our financial condition and such other factors as our manager deems relevant.

Our Company expects the manager to make distributions of any free cash flow on a monthly or other periodic basis as determined by the manager. However, the manager may change the timing of distributions in its sole discretion. Investors will be required to update their personal information on a regular basis to make sure they receive all allocated distributions. We will utilize a “mobile wallet” feature for payment of distributions (the “Arrived Homes Wallet”). The Arrived Homes Wallet will be used to allow investors to pay for subscriptions, receive distributions and reinvest distributions.

Valuation Policies

Following the six-month introductory period, at the end of each quarterly period, our manager’s internal accountants and asset management team will calculate a net asset value (“NAV”) per interest for each series using a process that reflects, among other matters,

●	an estimated value of the series property, as determined by the manager’s asset management team, including related liabilities, based upon (a) information from publicly available sources related to (i) market rents, comparable sales information and interest rates and (ii) with respect to debt, default rates and discount rates, and (b) in certain instances, reports regarding the underlying real estate provided by an independent valuation expert or automated valuation models;

●	the price of liquid assets for which third party market quotes are available;

●	accruals of our periodic distributions on interests in the series; and

●	estimated accruals of the revenues, fees and expenses of the series where we will (a) amortize the brokerage fee, offering expenses and sourcing fee over five years and (b) include accrued fees and operating expenses, accrued distributions payable, accrued management fees and any inter-company loans extended to the series by our manager.

Such determinations may include subjective judgments by the manager regarding the applicability of certain inputs to market rents and comparable sales information. While we do look at capitalization rates to help us to determine whether or not to acquire a property (see “Description of Business - Our Investment Criteria” in our latest Offering Circular), we do not utilize a capitalization rate approach in determining NAV, because given the nature of the series properties as primary residences, we do not believe that the value of a series’ primary asset can be determined based solely on the series’ rental revenues as the resale value of such asset will be decided independently of the success of such rental revenues.

Note, however, that the determination of the NAV for the interests of each series is not based on, nor intended to comply with, fair value standards under U.S. GAAP, and such NAV may not be indicative of the price that we would receive for our assets at current market conditions. In instances where we determine that an appraisal of the series property is necessary, including, but not limited to, instances where the manager is unsure of its ability on its own to accurately determine the estimated value of such series property, or instances where third party market values for comparable properties are either nonexistent or extremely inconsistent, we will engage an appraiser that has expertise in appraising residential real estate assets, to act as our independent valuation expert. The independent valuation expert is not responsible for, nor for preparing, our NAV per interest. See “Description of the Securities Being Offered⸺Valuation Policies” in our latest Offering Circular for more details about the NAV and how it will be calculated, including the subsection “NAV Estimates Determination and Valuation Methodology” for additional information regarding our manager’s NAV valuation methodology.

Critical Accounting Policies

Our accounting policies will conform with GAAP. The preparation of financial statements in conformity with GAAP will require us to use judgment in the application of accounting policies, including making estimates and assumptions. These judgments may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the reporting periods. We intend to make these estimates and assumptions in an appropriate manner and in a way that accurately reflects our financial condition. We will continually test and evaluate our estimates and assumptions using our historical knowledge of the business, as well as other factors, to ensure that they are reasonable for reporting purposes. However, actual results may differ from our estimates and assumptions.

We believe our critical accounting policies govern the significant judgments and estimates used in the preparation of our financial statements. Please refer to Note 2, Summary of Significant Accounting Policies, included in the financial statements, for a more thorough discussion of our accounting policies and procedures.

Operating Results

Revenues

Revenues are generated at the series level and are derived from leases on the series property. All revenues generated by each series during the years ended December 31, 2025 and 2024 are listed in the table below. Consolidated rental income was $5,747,036 for the year ended December 31, 2025 compared to the rental income of $5,559,980 for the year ended December 31, 2024. The increase in rental revenue is primarily attributable to higher occupancy and rental rate increases of the Company’s existing properties. Such amounts are based on the audited financial statements of the Company and each series included in this Annual Report on Form 1-K:

RENTAL REVENUE
Series	December 31, 2025	December 31, 2024
100	$29,261	$17,600
101	21,665	37,140
Abbington	32,220	31,830
Abernant	19,140	16,264
Alvin	30,311	27,840
Amber	23,991	21,835
Apollo	8,205	14,726
Aster	19,379	18,840
Augusta	24,270	23,940
Avebury	19,663	17,587
Avondale	23,940	18,209
Badminton	27,185	26,130
Ballinger	25,140	22,418
Bandelier	24,240	19,459
Baron	40,210	27,163
Basil	21,230	19,134
Bayside	26,675	25,925
Bazzel	22,140	21,861
Bedford	27,800	19,004
Bella	24,390	23,340
Belle	27,193	31,373
Belvedere	27,990	27,540
Bergenia	16,198	19,440
Blossom	19,440	17,114
Bonneau	28,560	28,050
Brainerd	19,864	26,940

Series	December 31, 2025	December 31, 2024
Braxton	22,680	22,260
Brennan	15,307	17,836
Briarwood	18,540	16,635
Brooklyn	12,235	14,228
Burlington	33,792	27,252
Butter	33,720	28,052
Calvin	24,059	21,740
Camino	19,680	15,216
Cawley	22,388	26,340
Centennial	-	14,824
Chaparral	20,340	18,844
Chelsea	23,700	23,470
Chester	28,140	24,498
Chickamauga	28,240	27,840
Chinook	24,365	23,940
Chitwood	29,100	28,620
Clover	19,394	24,520
Coatbridge	25,500	24,795
Collier	27,720	27,180
Collinston	18,440	10,396
Conway	41,040	33,918
Cove	20,340	4,869
Creekside	23,475	23,370
Creekwood	20,340	23,740
Cumberland	20,340	16,442
Cupcake	20,239	19,298
Cypress	28,690	30,032
Daisy	20,700	20,520
Davidson	17,940	16,835
Dawson	21,600	21,370
Delta	24,196	12,740
Dewberry	19,038	17,457
Diablo	23,950	23,040
Dogwood	21,463	17,644
Dolittle	28,680	28,935
Dolly	43,580	34,755
Dops	18,638	17,642
Dorchester	22,890	22,609

Series	December 31, 2025	December 31, 2024
Dunbar	14,693	20,065
Eagle	23,455	25,239
Eastfair	24,199	23,413
Eastwood	24,197	14,270
Elevation	21,294	15,552
Ella	21,540	20,899
Ellen	17,395	25,130
Elm	17,316	17,505
Emporia	21,676	27,695
Ensenada	33,078	24,549
Falcon	25,440	25,346
Felix	19,500	16,499
Fenwick	22,178	21,038
Fletcher	17,580	17,040
Folly	27,180	27,060
Forest	29,640	27,802
Foster	19,294	28,188
Franklin	25,840	25,740
Gardens	18,731	18,790
General	30,900	32,350
Goose	22,740	25,207
Grant	29,905	29,894
Greenhill	30,968	33,450
Gretal	29,300	28,740
Grove	18,480	18,515
Hadden	18,729	20,254
Hansard	26,381	26,780
Hansel	25,140	18,355
Hargrave	16,541	11,388
Harrison	34,340	33,840
Henry	29,980	20,243
Heritage	24,660	24,093
Heron	24,600	23,770
Highland	15,257	23,309
Hines	19,440	14,838
Hobbes	19,140	13,770
Holcomb	24,145	25,740
Holland	18,240	17,660

Series	December 31, 2025	December 31, 2024
Hollandaise	22,740	15,233
Holloway	32,340	31,140
Inglewood	38,640	35,427
Irene	16,980	16,740
Jack	25,140	17,782
Jake	35,940	34,601
Jefferson	26,380	25,740
Jill	27,180	26,260
Johnny	38,935	30,053
June	32,490	20,871
Jupiter	18,900	16,014
Kawana	16,543	20,670
Kennesaw	29,645	28,915
Kenny	19,949	18,943
KerriAnn	24,153	19,605
Kessler	17,675	14,790
Kingsley	27,130	27,040
Kirkwood	8,083	19,740
Korin	24,780	24,290
Lallie	11,649	26,748
Lanier	25,930	29,373
Lannister	14,795	12,156
Latte	22,812	22,870
Lennox	22,447	21,130
Lierly	22,475	21,103
Lily	30,600	28,170
Limestone	26,609	19,589
Litton	27,840	21,834
Longwoods	20,702	23,940
Lookout	24,240	23,491
Loretta	31,575	39,258
Louis	21,585	22,740
Louise	24,133	24,085
Lovejoy	24,272	23,790
Luna	23,090	18,863
Lurleen	15,411	20,390

Series	December 31, 2025	December 31, 2024
Madison	17,988	19,649
Mae	26,100	25,313
Magnolia	19,740	17,189
Malbec	24,745	33,287
Mammoth	25,740	16,326
Marcelo	19,590	20,640
Marie	30,840	29,940
Marietta	26,940	24,151
Marion	22,330	22,140
Marple	14,393	8,370
Martell	23,340	20,163
Mary	25,420	25,140
Matchingham	22,922	25,748
McGregor	23,580	21,978
McLovin	37,740	37,440
Meadow	22,200	21,668
Mimosa	19,876	16,265
Mojave	21,270	18,771
Murphy	24,040	21,570
Mycroft	15,593	17,040
Nugget	28,991	34,670
Odessa	30,334	35,340
Olive	23,440	22,925
Oly	35,940	31,751
Onyx	23,540	28,080
Oscar	19,707	16,412
Osceola	20,861	20,340
Osprey	28,620	23,449
Otoro	25,729	18,411
Palmer	23,235	20,782
Patrick	19,140	17,768
Peanut	16,595	18,080
Pearl	18,614	32,640
Pecan	20,622	20,315
Peterson	21,467	19,140
Piedmont	28,800	28,170
Pinot	28,740	31,133
Pioneer	38,640	32,400

Series	December 31, 2025	December 31, 2024
Plumtree	19,980	16,343
Point	25,140	16,342
Porthos	27,940	27,540
Quincy	36,540	35,500
Redondo	27,272	20,902
Regency	21,497	27,660
Reginald	12,094	25,009
Reynolds	31,800	30,870
Ribbonwalk	12,471	24,419
Richardson	20,891	21,870
Richmond	27,540	27,427
Ridge	23,100	22,032
Ritter	29,940	26,613
River	26,006	27,750
Riverwalk	32,133	25,990
Rooney	28,451	24,396
Roseberry	29,613	31,135
Rosewood	22,980	22,216
Roxy	25,835	24,660
Saddlebred	34,003	30,865
Saint	27,485	26,155
Sajni	26,476	30,240
Salem	19,690	21,034
Salinas	21,340	20,640
Saturn	18,888	16,385
Scepter	18,711	19,266
Sequoyah	22,140	13,678
Shallowford	22,700	17,401
Shoreline	17,580	27,260
Sigma	28,500	28,371
Simon	22,895	25,140
Sims	22,560	22,140

Series	December 31, 2025	December 31, 2024
Soapstone	23,160	21,631
Sodalis	16,681	22,174
Spencer	24,342	27,548
Splash	20,600	19,215
Spring	22,346	20,870
Stonebriar	17,980	17,010
Sugar	25,429	24,600
Summerset	27,147	23,415
Sundance	25,740	19,055
Sunnyside	19,301	17,906
Swift	26,340	21,928
Taylor	13,437	20,858
Terracotta	18,653	8,380
Theodore	24,465	22,220
Tulip	26,991	26,790
Tuscan	30,200	24,475
Tuscarora	27,880	29,040
Tuxford	23,984	19,326
Vernon	23,400	23,178
Walton	22,740	22,553
Wave	24,215	14,800
Weldon	18,787	17,595
Wellington	29,986	29,280
Wentworth	23,415	24,207
Wescott	19,790	19,440
Westchester	28,550	27,505
Wildwood	20,880	20,640
Willow	18,540	13,681
Wilson	27,300	25,770
Winchester	24,985	21,230
Windsor	28,914	21,155
Winston	21,855	18,974
Wisteria	25,740	24,578
Arlo	-	8,579	*
Hualapai	-	5,265	*
Brentwood	-	2,292	*
Bellvue	-	10,690	*
Lorenz	-	6,888	*
Lexie	-	8,399	*
Hartsfield	-	3,198	*
	$5,747,036	$5,559,980

*	The following series ceased to be offered through the Company as of December 31, 2024. As of that date, the manager has transferred these series out of the Company. Accordingly, these series will no longer be included in any subsequent public reporting, financial statements, or investor communications under the Company.

Operating Expenses

The Company incurred the following operating expenses during the years ended December 31, 2025 and 2024. Consolidated operating expenses decreased from $6,077,667 for the year ended December 31, 2024 to $5,993,328 for the year ended December 31, 2025. The decrease was primarily due to the disposition of properties prior to 2025, partially offset by increased property operating costs, including higher property taxes, insurance premiums, repairs and maintenance, and utilities. The operating expenses incurred prior to the closing of an offering related to any of the series are being paid by our manager and are reimbursed by such series out of the gross offering proceeds upon closing of the relevant series offering. Such operating expenses include real estate taxes, property insurance, Home Ownership Association (HOA) fees, legal fees, other professional fees, depreciation, and repair and maintenance costs.

Upon closing, each individual series becomes responsible to fund its own operating expenses. The following table summarizes the total operating expenses by series as of December 31, 2025 and 2024. Such amounts are based on the audited financial statements of the Company and each series included in this Annual Report on Form 1-K:

OPERATIONAL EXPENSES
	December 31, 2025			December 31, 2024
Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses
100	$20,388	$16,890	$37,277	$20,372	$16,890	$37,261
101	20,507	18,734	39,241	20,638	17,438	38,076
Abbington	17,857	14,494	32,351	7,917	14,494	22,411
Abernant	7,933	6,248	14,181	11,622	6,248	17,869
Alvin	10,690	8,735	19,426	12,261	8,735	20,996
Amber	13,381	8,416	21,797	12,197	8,416	20,612
Apollo	12,260	7,867	20,127	12,506	6,418	18,923
Aster	10,902	7,793	18,695	9,780	7,009	16,789
Augusta	11,768	8,150	19,918	11,823	8,150	19,974
Avebury	15,003	7,990	22,993	12,689	7,990	20,679
Avondale	11,168	9,047	20,215	13,985	9,047	23,032
Badminton	17,592	8,461	26,053	15,087	8,461	23,548
Ballinger	22,772	8,215	30,987	14,189	8,215	22,404
Bandelier	10,427	8,268	18,694	17,139	8,268	25,406
Baron	22,608	17,007	39,615	23,120	16,005	39,125
Basil	13,839	5,569	19,407	7,257	5,569	12,825
Bayside	19,576	7,050	26,625	18,297	7,050	25,346
Bazzel	16,813	7,527	24,340	16,674	7,527	24,200
Bedford	21,194	7,695	28,889	32,396	7,695	40,090
Bella	13,478	9,162	22,640	16,267	8,412	24,679
Belle	26,544	12,084	38,628	19,760	12,084	31,844
Belvedere	11,181	8,103	19,284	12,827	8,103	20,930
Bergenia	10,761	5,973	16,734	6,541	7,963	14,504
Blossom	8,270	6,990	15,260	25,140	6,990	32,130
Bonneau	18,888	10,275	29,163	18,271	10,275	28,545
Brainerd	11,047	7,997	19,044	9,445	7,997	17,442
Braxton	11,205	8,903	20,108	15,026	8,903	23,929
Brennan	24,688	6,230	30,917	21,731	6,230	27,961
Briarwood	7,284	5,733	13,017	6,567	5,733	12,299
Brooklyn	21,172	5,814	26,987	5,735	5,814	11,549

	December 31, 2025			December 31, 2024
Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses
Burlington	23,659	17,935	41,594	27,315	17,832	45,146
Butter	17,831	10,379	28,210	27,172	10,379	37,551
Calvin	8,848	6,491	15,339	10,897	6,491	17,388
Camino	9,628	7,289	16,917	12,923	7,289	20,212
Cawley	18,411	8,624	27,035	11,604	8,624	20,228
Centennial	-	-	-	(62,008)	5,875	(56,133)
Chaparral	9,671	5,399	15,070	9,782	5,399	15,181
Chelsea	11,291	8,468	19,758	10,998	8,468	19,465
Chester	14,036	10,190	24,226	14,141	10,190	24,330
Chickamauga	12,032	10,258	22,290	11,494	10,258	21,752
Chinook	11,492	9,903	21,395	11,809	9,903	21,712
Chitwood	16,419	10,510	26,929	14,348	10,510	24,858
Clover	17,745	8,793	26,538	21,452	8,793	30,245
Coatbridge	16,166	9,052	25,218	19,973	9,052	29,025
Collier	11,879	9,757	21,637	11,621	9,757	21,378
Collinston	18,509	5,811	24,320	22,196	5,811	28,007
Conway	23,313	18,876	42,189	20,954	18,876	39,829
Cove	12,606	5,780	18,386	29,572	5,780	35,352
Creekside	10,096	8,539	18,634	9,589	8,539	18,127
Creekwood	12,213	7,944	20,157	12,067	7,944	20,011
Cumberland	10,071	8,118	18,189	12,265	8,118	20,383
Cupcake	10,015	6,550	16,565	9,502	6,550	16,052
Cypress	28,733	10,589	39,321	19,518	10,025	29,543
Daisy	7,116	8,276	15,392	13,508	8,276	21,784
Davidson	8,560	5,818	14,378	15,853	5,818	21,672
Dawson	15,725	7,235	22,960	17,531	7,235	24,766
Delta	14,902	11,052	25,954	37,584	10,492	48,077
Dewberry	11,587	5,225	16,812	23,005	5,225	28,231
Diablo	13,650	7,141	20,791	15,246	7,141	22,387
Dogwood	13,137	6,623	19,760	15,118	6,623	21,741
Dolittle	16,396	8,443	24,839	23,473	8,443	31,916
Dolly	18,458	18,951	37,409	20,228	18,951	39,178
Dops	6,813	5,617	12,431	11,541	5,617	17,159
Dorchester	58,227	10,212	68,440	20,789	9,454	30,243
Dunbar	21,464	13,182	34,646	23,562	11,622	35,184
Eagle	13,970	7,891	21,862	10,390	7,891	18,281
Eastfair	15,278	5,912	21,190	19,421	5,912	25,333
Eastwood	10,795	8,757	19,552	18,825	8,757	27,582

	December 31, 2025			December 31, 2024
Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses
Elevation	11,656	10,113	21,769	33,495	10,113	43,608
Ella	11,272	7,174	18,446	11,986	7,174	19,159
Ellen	14,207	6,807	21,015	8,166	6,807	14,973
Elm	16,359	4,600	20,959	10,349	4,600	14,948
Emporia	27,780	9,666	37,445	16,701	9,666	26,366
Ensenada	22,619	13,332	35,951	29,502	13,332	42,835
Falcon	11,652	7,907	19,559	13,450	7,907	21,357
Felix	8,927	8,201	17,128	7,020	8,201	15,222
Fenwick	12,920	8,240	21,160	18,306	8,240	26,546
Fletcher	6,376	4,824	11,199	4,512	4,824	9,336
Folly	19,136	10,253	29,389	19,034	10,253	29,287
Forest	19,196	12,141	31,337	22,446	12,141	34,587
Foster	18,605	8,614	27,219	13,433	8,614	22,047
Franklin	15,467	9,246	24,713	16,863	9,246	26,109
Gardens	8,050	7,172	15,222	9,806	7,172	16,978
General	12,157	8,684	20,841	15,898	8,684	24,583
Goose	11,527	7,356	18,882	11,316	7,356	18,672
Grant	13,968	8,902	22,870	14,500	8,902	23,403
Greenhill	18,300	8,969	27,269	21,051	8,969	30,020
Gretal	13,109	12,411	25,520	11,264	12,411	23,675
Grove	10,480	8,803	19,283	15,890	8,803	24,693
Hadden	19,447	6,053	25,501	16,114	6,053	22,167
Hansard	15,895	8,339	24,234	10,356	8,339	18,695
Hansel	11,214	11,127	22,341	14,250	11,127	25,377
Hargrave	28,115	6,423	34,538	16,693	6,423	23,116
Harrison	13,471	12,591	26,063	14,030	12,591	26,622
Henry	15,872	11,823	27,695	34,202	11,823	46,025
Heritage	15,945	9,012	24,957	15,466	9,012	24,477
Heron	18,822	8,948	27,770	20,060	8,948	29,008
Highland	16,350	7,884	24,234	12,149	7,884	20,033
Hines	11,545	8,810	20,355	14,834	8,810	23,644
Hobbes	7,589	6,432	14,020	16,020	6,432	22,452
Holcomb	16,039	9,754	25,793	16,633	9,754	26,387
Holland	11,110	5,818	16,929	10,259	5,818	16,077
Hollandaise	16,957	10,056	27,013	22,318	10,056	32,374
Holloway	22,393	9,344	31,737	19,240	9,344	28,583
Inglewood	22,159	18,721	40,880	19,676	18,721	38,397
Irene	6,478	4,824	11,302	3,895	4,824	8,719
Jack	11,145	12,754	23,899	15,000	12,754	27,754
Jake	30,264	16,186	46,450	34,747	16,186	50,933

	December 31, 2025			December 31, 2024
Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses
Jefferson	9,234	7,555	16,789	7,906	7,555	15,460
Jill	11,047	10,983	22,030	10,887	10,983	21,870
Johnny	21,804	16,094	37,898	19,054	16,094	35,149
June	20,141	16,094	36,235	18,719	16,094	34,813
Jupiter	8,081	5,811	13,892	10,761	5,811	16,572
Kawana	14,432	7,572	22,003	9,937	7,572	17,509
Kennesaw	22,971	11,673	34,644	22,497	11,673	34,170
Kenny	20,946	18,951	39,897	18,355	18,951	37,306
KerriAnn	15,742	9,371	25,113	24,881	9,371	34,252
Kessler	11,774	8,212	19,986	14,324	8,212	22,536
Kingsley	24,613	8,580	33,194	21,296	8,580	29,876
Kirkwood	24,627	8,598	33,225	9,450	7,538	16,987
Korin	9,421	7,646	17,067	9,935	7,646	17,581
Lallie	38,008	12,405	50,412	24,756	12,405	37,160
Lanier	16,207	11,412	27,618	22,492	11,412	33,904
Lannister	7,937	6,054	13,990	15,424	6,054	21,477
Latte	26,200	10,022	36,221	18,431	10,022	28,453
Lennox	11,311	5,956	17,267	17,730	5,956	23,686
Lierly	10,403	5,864	16,267	10,275	5,864	16,138
Lily	19,734	14,986	34,720	15,419	14,986	30,405
Limestone	18,608	8,046	26,654	28,861	8,046	36,906
Litton	10,223	8,826	19,049	13,621	8,826	22,447
Longwoods	22,427	7,404	29,831	17,530	7,404	24,934
Lookout	10,688	9,483	20,171	11,916	9,483	21,399
Loretta	20,710	18,861	39,571	17,003	18,861	35,864
Louis	12,841	7,401	20,243	8,887	7,401	16,288
Louise	9,651	7,578	17,229	16,551	7,578	24,129
Lovejoy	14,377	8,089	22,466	12,726	8,089	20,814
Luna	13,629	5,912	19,541	15,956	5,912	21,868
Lurleen	15,907	8,097	24,003	10,282	6,190	16,472
Madison	8,795	5,655	14,450	10,375	5,655	16,031
Mae	16,307	9,728	26,035	16,191	9,728	25,919
Magnolia	9,213	8,308	17,521	16,687	8,308	24,995
Malbec	16,140	8,776	24,917	14,363	8,776	23,139
Mammoth	16,233	9,371	25,604	32,575	9,371	41,946
Marcelo	10,680	7,822	18,503	9,571	7,822	17,393
Marie	10,976	8,794	19,770	7,846	8,794	16,640
Marietta	18,613	8,316	26,928	25,395	8,316	33,710
Marion	12,505	9,225	21,730	14,763	9,039	23,803
Marple	7,604	4,824	12,428	10,485	4,824	15,309
Martell	11,131	7,144	18,276	18,770	7,144	25,915
Mary	9,338	7,465	16,802	7,994	7,465	15,458

	December 31, 2025			December 31, 2024
Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses
Matchingham	16,604	5,825	22,429	16,438	5,825	22,263
McGregor	14,447	8,264	22,710	13,499	8,264	21,763
McLovin	18,269	14,218	32,488	19,137	12,438	31,575
Meadow	11,963	8,820	20,783	14,769	8,820	23,589
Mimosa	12,033	5,908	17,941	13,009	5,908	18,917
Mojave	9,830	7,049	16,880	8,800	7,049	15,849
Murphy	14,566	8,171	22,737	19,783	8,171	27,954
Mycroft	19,640	4,933	24,572	4,946	4,933	9,878
Nugget	23,029	15,387	38,416	21,248	15,387	36,635
Odessa	21,938	14,664	36,602	16,952	14,664	31,616
Olive	15,224	7,377	22,601	15,897	7,377	23,275
Oly	21,207	12,529	33,736	18,484	12,529	31,014
Onyx	16,460	12,016	28,476	13,407	12,016	25,423
Oscar	9,575	8,036	17,610	4,610	8,036	12,646
Osceola	22,278	7,701	29,979	16,258	7,701	23,959
Osprey	20,665	10,980	31,645	25,796	10,980	36,776
Otoro	20,383	12,169	32,551	38,180	12,169	50,349
Palmer	15,176	9,298	24,473	13,526	9,172	22,698
Patrick	8,855	7,036	15,891	10,491	7,036	17,527
Peanut	10,290	5,929	16,218	7,470	5,929	13,398
Pearl	23,849	14,997	38,846	17,497	14,997	32,494
Pecan	12,019	5,725	17,744	7,967	5,725	13,692
Peterson	10,251	6,208	16,459	7,710	6,208	13,918
Piedmont	20,779	10,544	31,323	18,768	10,544	29,312
Pinot	15,031	8,859	23,890	15,230	8,859	24,089
Pioneer	20,263	16,234	36,497	26,182	16,234	42,417
Plumtree	13,029	5,535	18,564	7,419	5,535	12,954
Point	15,140	10,500	25,640	17,448	10,500	27,948
Porthos	17,069	8,295	25,364	17,784	8,295	26,080
Quincy	21,845	15,029	36,874	17,985	15,029	33,014
Redondo	15,385	8,616	24,001	21,547	8,616	30,163
Regency	31,133	9,195	40,328	14,891	7,586	22,477
Reginald	38,274	18,429	56,704	30,227	13,991	44,218
Reynolds	17,611	11,810	29,421	18,835	11,810	30,645
Ribbonwalk	36,143	8,791	44,934	19,456	8,791	28,247
Richardson	10,446	8,642	19,088	8,609	8,642	17,251
Richmond	13,088	10,463	23,551	25,002	10,463	35,466
Ridge	15,304	5,983	21,288	14,341	5,983	20,324
Ritter	17,733	13,864	31,598	22,685	13,864	36,549
River	15,542	7,323	22,866	14,889	7,323	22,212
Riverwalk	20,199	10,855	31,054	18,261	10,855	29,116
Rooney	11,697	8,844	20,541	9,604	8,844	18,449
Roseberry	22,756	9,026	31,782	14,961	9,026	23,986
Rosewood	9,530	7,438	16,967	10,716	7,438	18,154
Roxy	10,766	8,958	19,725	11,743	8,958	20,702
Saddlebred	23,814	15,278	39,091	14,525	15,278	29,803

	December 31, 2025			December 31, 2024
Series	Operating expenses	Depreciation	Total expenses	Operating expenses	Depreciation	Total expenses
Saint	10,156	7,582	17,738	9,604	7,582	17,186
Sajni	27,477	13,319	40,796	18,537	11,077	29,614
Salem	15,124	8,775	23,899	17,548	8,775	26,322
Salinas	14,913	8,078	22,990	8,422	8,078	16,500
Saturn	13,198	7,264	20,462	14,452	7,264	21,716
Scepter	11,271	6,475	17,746	9,506	6,475	15,981
Sequoyah	14,237	7,810	22,046	17,208	7,305	24,513
Shallowford	15,015	9,917	24,932	15,924	9,917	25,841
Shoreline	26,253	8,520	34,773	15,703	8,520	24,223
Sigma	18,092	10,479	28,571	14,767	10,479	25,246
Simon	11,558	7,953	19,511	7,815	7,953	15,768
Sims	11,453	7,498	18,951	12,285	7,498	19,783
Soapstone	11,295	8,235	19,531	10,728	6,745	17,474
Sodalis	47,932	8,838	56,770	13,329	7,959	21,288
Spencer	17,349	8,313	25,662	15,672	8,313	23,986
Splash	8,910	6,432	15,342	15,572	5,955	21,527
Spring	17,360	6,803	24,163	18,520	6,803	25,323
Stonebriar	10,244	5,574	15,818	11,383	5,574	16,957
Sugar	18,579	8,559	27,138	15,890	8,559	24,449
Summerset	15,197	10,115	25,312	11,970	10,115	22,085
Sundance	12,663	10,205	22,868	17,136	10,205	27,341
Sunnyside	9,170	6,079	15,249	9,776	6,079	15,855
Swift	16,239	10,575	26,814	22,393	10,575	32,967
Taylor	17,227	7,377	24,605	16,080	7,377	23,457
Terracotta	17,730	7,573	25,303	31,290	7,573	38,863
Theodore	9,643	7,893	17,536	9,482	7,893	17,376
Tulip	11,927	8,726	20,653	12,630	8,726	21,356
Tuscan	14,135	8,879	23,013	12,039	8,879	20,917
Tuscarora	15,363	9,182	24,545	14,703	9,182	23,885
Tuxford	20,122	7,203	27,324	24,613	7,203	31,816
Vernon	14,269	7,238	21,506	15,525	7,238	22,762
Walton	13,722	8,733	22,455	13,827	8,246	22,073
Wave	10,907	9,192	20,099	52,773	9,192	61,964
Weldon	11,185	5,811	16,996	10,268	5,811	16,080
Wellington	21,147	12,832	33,979	20,282	12,482	32,764
Wentworth	9,504	6,833	16,337	9,054	6,833	15,887
Wescott	12,072	7,530	19,602	19,042	7,530	26,572
Westchester	29,634	9,374	39,008	24,605	9,374	33,980
Wildwood	8,845	6,063	14,908	9,168	6,063	15,231
Willow	11,917	8,041	19,957	15,737	8,041	23,778
Wilson	14,319	11,722	26,041	15,082	11,722	26,804
Winchester	12,369	8,418	20,786	14,237	8,418	22,655
Windsor	34,753	9,618	44,371	46,105	9,618	55,724
Winston	12,998	9,039	22,037	13,960	9,039	22,999
Wisteria	10,555	9,735	20,289	14,024	9,735	23,759
Arlo	-	-	-	7,086	1,840	8,926	*
Hualapai	-	-	-	10,864	1,813	12,677	*
Brentwood	-	-	-	17,654	1,511	19,165	*
Bellvue	-	-	-	6,658	3,085	9,742	*
Lorenz	-	-	-	6,500	1,911	8,411	*
Lexie	-	-	-	17,594	2,889	20,482	*
Hartsfield	-	-	-	7,689	2,658	10,347	*
	$3,796,890	$2,196,438	$5,993,328	$3,884,016	$2,193,651	$6,077,667

*	The following series ceased to be offered through the Company as of December 31, 2024. As of that date, the manager has transferred these series out of the Company. Accordingly, these series will no longer be included in any subsequent public reporting, financial statements, or investor communications under the Company.

Other Expenses (Income)

During the years ended December 31, 2025 and 2024, some series incurred interest expenses, including bridge financing interest and amortization of loan fees. The following table summarizes the total of such expenses incurred by each series during the years ended December 31, 2025 and 2024. Interest expense increased from $1,230,452 for the year ended December 31, 2024 to $1,247,535 for the year ended December 31, 2025. The slight increase was primarily attributable to the Company’s increased utilization of bridge financing. Such amounts are based on the audited financial statements of the Company and each series included in this Annual Report on Form 1-K:

OTHER EXPENSES (INCOME)
Series	December 31, 2025	December 31, 2024
100	$-	$-
101	1,573	48
Abbington	-	-
Abernant	-	-
Alvin	-	-
Amber	8,375	7,876
Apollo	9,294	7,848
Aster	9,390	8,721
Augusta	-	-
Avebury	8,415	7,957
Avondale	-	-
Badminton	9,437	8,187
Ballinger	(5,900)	-
Bandelier	9,577	9,577
Baron	-	-
Basil	6,884	6,183
Bayside	8,496	7,773
Bazzel	1,628	59
Bedford	8,543	7,609
Bella	114	-
Belle	1,641	64
Belvedere	-	-
Bergenia	-	-
Blossom	555	20
Bonneau	419	-
Brainerd	9,354	10,073
Braxton	803	29
Brennan	11,629	9,085
Briarwood	-	-
Brooklyn	6,457	5,801
Burlington	300	-
Butter	12,074	10,323

Series	December 31, 2025	December 31, 2024
Calvin	-	-
Camino	-	-
Cawley	-	-
Centennial	-	14,115
Chaparral	4,283	4,400
Chelsea	8,429	8,429
Chester	12,471	12,658
Chickamauga	-	-
Chinook	390	14
Chitwood	-	-
Clover	182	-
Coatbridge	10,105	8,269
Collier	-	-
Collinston	7,755	5,428
Conway	895	32
Cove	1,791	79
Creekside	-	-
Creekwood	9,711	9,863
Cumberland	-	-
Cupcake	6,034	5,998
Cypress	12,412	12,358
Daisy	-	-
Davidson	6,853	5,798
Dawson	8,630	6,903
Delta	16,048	9,129
Dewberry	7,066	5,722
Diablo	10,256	8,210
Dogwood	-	-
Dolittle	8,593	8,138
Dolly	-	-
Dops	-	-
Dorchester	1,051	-
Dunbar	3,634	111
Eagle	9,059	9,059

Series	December 31, 2025	December 31, 2024
Eastfair	8,322	7,057
Eastwood	-	-
Elevation	12,167	8,184
Ella	-	-
Ellen	-	-
Elm	5,942	5,046
Emporia	11,213	9,623
Ensenada	16,315	15,342
Falcon	9,059	9,059
Felix	-	-
Fenwick	-	-
Fletcher	-	-
Folly	495	18
Forest	15,134	10,767
Foster	-	-
Franklin	-	-
Gardens	7,368	6,573
General	-	-
Goose	8,440	8,440
Grant	10,126	10,126
Greenhill	8,990	8,909
Gretal	-	-
Grove	8,378	7,576
Hadden	5,712	5,622
Hansard	-	-
Hansel	14,965	13,586
Hargrave	(2,606)	-
Harrison	15,416	15,639
Henry	3,583	340
Heritage	11,166	9,770
Heron	10,151	9,636
Highland	-	-
Hines	110	-
Hobbes	-	-
Holcomb	-	-
Holland	5,758	5,758

Series	December 31, 2025	December 31, 2024
Hollandaise	10,985	10,025
Holloway	11,062	10,347
Inglewood	-	-
Irene	-	-
Jack	13,736	12,795
Jake	1,302	40
Jefferson	-	-
Jill	13,497	13,696
Johnny	1,362	52
June	729	25
Jupiter	7,041	6,542
Kawana	7,532	7,532
Kennesaw	-	-
Kenny	187	-
KerriAnn	11,080	9,374
Kessler	9,298	8,734
Kingsley	11,218	10,082
Kirkwood	9,749	8,742
Korin	-	-
Lallie	15,518	11,383
Lanier	13,511	12,658
Lannister	8,579	7,227
Latte	168	-
Lennox	7,263	6,561
Lierly	5,381	5,524
Lily	16,974	12,347
Limestone	9,547	8,000
Litton	10,318	11,112
Longwoods	-	-
Lookout	-	-
Loretta	168	5,000
Louis	-	-
Louise	8,033	8,033
Lovejoy	8,946	8,057
Luna	8,348	7,061
Lurleen	8,828	8,900

Series	December 31, 2025	December 31, 2024
Madison	7,436	6,286
Mae	-	-
Magnolia	11,770	10,050
Malbec	9,868	9,781
Mammoth	14,712	11,509
Marcelo	-	-
Marie	-	-
Marietta	11,621	10,413
Marion	402	-
Marple	-	-
Martell	430	-
Mary	-	-
Matchingham	5,733	5,733
McGregor	-	-
McLovin	15,455	14,380
Meadow	8,406	8,406
Mimosa	7,736	8,252
Mojave	6,704	6,480
Murphy	8,113	8,107
Mycroft	-	-
Nugget	-	-
Odessa	17,468	14,726
Olive	7,324	5,951
Oly	14,773	14,382
Onyx	-	-
Oscar	-	-
Osceola	537	19
Osprey	-	-
Otoro	16,629	10,940
Palmer	5	-
Patrick	4,414	4,471
Peanut	7,044	7,044
Pearl	104	-
Pecan	4,600	4,657
Peterson	-	-
Piedmont	12,906	13,098

Series	December 31, 2025	December 31, 2024
Pinot	9,961	9,882
Pioneer	-	-
Plumtree	4,563	6,044
Point	13,854	12,840
Porthos	-	-
Quincy	1,705	56
Redondo	11,783	12,090
Regency	(4,674)	11,100
Reginald	3,579	84
Reynolds	-	-
Ribbonwalk	9,661	8,793
Richardson	-	-
Richmond	-	-
Ridge	6,640	6,565
Ritter	1,251	47
River	8,035	8,035
Riverwalk	-	-
Rooney	10,831	10,151
Roseberry	10,361	9,863
Rosewood	9,412	9,063
Roxy	11,694	10,595
Saddlebred	14,748	13,056
Saint	8,293	8,293
Sajni	(3,366)	83
Salem	10,375	9,967
Salinas	1,523	55
Saturn	7,416	6,556
Scepter	7,617	7,396
Sequoyah	9,293	8,658
Shallowford	12,843	12,342
Shoreline	11,131	9,858
Sigma	10,536	10,536

Series	December 31, 2025	December 31, 2024
Simon	-	-
Sims	-	-
Soapstone	5,737	5,426
Sodalis	(23,476)	-
Spencer	9,814	9,134
Splash	5,581	5,198
Spring	-	-
Stonebriar	7,643	6,486
Sugar	9,800	9,411
Summerset	9,584	7,813
Sundance	11,791	12,108
Sunnyside	-	-
Swift	-	-
Taylor	8,553	7,878
Terracotta	10,797	8,758
Theodore	-	-
Tulip	12,443	10,687
Tuscan	7,388	7,578
Tuscarora	-	-
Tuxford	8,922	7,056
Vernon	7,671	7,135
Walton	2,185	79
Wave	15,826	9,016
Weldon	5,349	5,349
Wellington	7	-
Wentworth	6,251	6,249
Wescott	9,851	8,347
Westchester	10,644	9,335
Wildwood	6,148	6,148
Willow	-	-
Wilson	-	-
Winchester	-	-
Windsor	13,864	10,711
Winston	-	-
Wisteria	10,630	9,957
Arlo	-	7,001	*
Hualapai	-	7,605	*
Brentwood	-	6,009	*
Bellvue	-	12,681	*
Lorenz	-	9,089	*
Lexie	-	9,223	*
Hartsfield	-	13,431	*
	$1,247,535	$1,230,452

*	The following series ceased to be offered through the Company as of December 31, 2024. As of that date, the manager has transferred these series out of the Company. Accordingly, these series will no longer be included in any subsequent public reporting, financial statements, or investor communications under the Company.

Liquidity and Capital Resources

From inception, our manager has financed the business activities of each series. Upon the first closing of a particular series offering, the manager is reimbursed out of the proceeds of the relevant offering. Until such time as the series have the capacity to generate cash flows from operations, our manager may cover any deficits through capital contributions, which may be reimbursed upon closing of the relevant offering.

As discussed in Note 3 to the consolidated financial statements, the Company’s ability to continue as a going concern is dependent upon the ability to generate cash flow from rental activities and/or obtain financing from the manager. Management believes that the continued support of the manager, the planned launch of additional series offerings, and the cash generated from rental operations will provide sufficient liquidity to meet the Company’s obligations. However, there can be no assurance that these plans will be successful.

Cash and Cash Equivalent Balances

Cash is held at the series level. The following table summarizes the cash and cash equivalents held by each series as of December 31, 2025 and 2024. Such amounts are based on the audited financial statements of the Company and each series included in this Annual Report on Form 1-K:

CASH & CASH EQUIVILENTS
Series	December 31, 2025	December 31, 2024
100	$12,326	$14,219
101	4,228	4,848
Abbington	9,178	10,672
Abernant	12,958	12,076
Alvin	22,932	26,090
Amber	4,702	3,964
Apollo	54	1,694
Aster	4,913	5,281
Augusta	17,250	19,643
Avebury	2,476	3,606
Avondale	8,474	6,934
Badminton	4,378	5,085
Ballinger	6,761	12,717
Bandelier	7,664	6,425
Baron	10,966	13,820
Basil	4,860	6,984
Bayside	2,455	4,921
Bazzel	7,586	7,449
Bedford	4,534	3,820
Bella	5,005	6,160
Belle	4,092	6,393
Belvedere	14,538	16,602
Bergenia	12,233	15,462
Blossom	8,523	7,063
Bonneau	8,515	5,771
Brainerd	12,763	17,919
Braxton	7,329	6,295
Brennan	2,009	4,049

Series	December 31, 2025	December 31, 2024
Briarwood	10,325	15,889
Brooklyn	2,129	4,299
Burlington	12,778	5,097
Butter	7,842	5,879
Calvin	17,776	20,020
Camino	6,897	7,713
Cawley	9,347	17,482
Centennial	-	-
Chaparral	8,336	9,712
Chelsea	7,246	8,741
Chester	7,410	10,082
Chickamauga	15,865	18,721
Chinook	8,058	6,864
Chitwood	11,010	13,968
Clover	5,183	3,654
Coatbridge	2,617	4,367
Collier	8,465	5,342
Collinston	1,310	1,002
Conway	10,401	6,782
Cove	7,364	2,682
Creekside	9,038	10,948
Creekwood	6,255	9,400
Cumberland	7,561	10,567
Cupcake	6,658	8,611
Cypress	1,021	4,137
Daisy	7,443	6,204
Davidson	4,390	1,690
Dawson	3,589	3,807
Delta	4,257	3,316
Dewberry	3,723	1,707
Diablo	5,934	5,138
Dogwood	8,316	8,906
Dolittle	5,538	5,223
Dolly	7,050	7,104

Series	December 31, 2025	December 31, 2024
Dops	6,913	5,867
Dorchester	12,640	5,646
Dunbar	4,434	426
Eagle	7,963	13,114
Eastfair	5,741	4,031
Eastwood	12,782	12,167
Elevation	2,621	1,609
Ella	8,185	8,722
Ellen	15,373	22,186
Elm	1,210	3,599
Emporia	3,290	5,187
Ensenada	8,028	5,455
Falcon	7,647	9,362
Felix	6,166	7,195
Fenwick	8,442	6,766
Fletcher	15,615	16,718
Folly	8,906	6,899
Forest	5,345	6,769
Foster	15,297	22,788
Franklin	8,208	11,854
Gardens	5,221	4,183
General	5,522	9,492
Goose	6,806	11,278
Grant	7,591	6,958
Greenhill	6,982	5,904
Gretal	14,377	18,017
Grove	4,023	2,003
Hadden	4,004	3,675
Hansard	14,413	18,918
Hansel	6,810	4,001
Hargrave	5,818	12,446
Harrison	11,822	14,150
Henry	6,861	5,077
Heritage	5,102	7,302

Series	December 31, 2025	December 31, 2024
Heron	4,937	6,112
Highland	5,279	5,332
Hines	8,644	106
Hobbes	6,321	10,734
Holcomb	12,059	12,761
Holland	4,993	2,840
Hollandaise	6,535	3,549
Holloway	1,944	6,286
Inglewood	8,670	10,103
Irene	13,815	17,882
Jack	6,107	1,571
Jake	8,525	5,636
Jefferson	14,643	17,605
Jill	6,906	7,824
Johnny	9,804	7,839
June	7,778	4,951
Jupiter	7,421	6,961
Kawana	3,969	9,329
Kennesaw	5,850	10,695
Kenny	5,955	7,269
KerriAnn	2,480	1,987
Kessler	4,116	2,283
Kingsley	3,490	7,981
Kirkwood	1,936	1,311
Korin	13,317	15,433
Lallie	1,613	5,901
Lanier	3,950	6,484
Lannister	2,178	1,504
Latte	15,885	7,920
Lennox	4,684	3,680
Lierly	11,313	12,250
Lily	4,372	7,504
Limestone	3,582	6,065
Litton	11,985	13,102
Longwoods	4,341	12,962
Lookout	10,530	12,269

Series	December 31, 2025	December 31, 2024
Loretta	8,678	7,031
Louis	17,359	18,130
Louise	5,937	4,541
Lovejoy	3,929	4,669
Luna	3,852	4,217
Lurleen	1,873	1,792
Madison	5,646	5,617
Mae	9,035	10,408
Magnolia	4,419	6,885
Malbec	3,802	5,920
Mammoth	3,697	3,385
Marcelo	8,292	7,477
Marie	16,085	21,404
Marietta	3,255	4,505
Marion	7,303	3,900
Marple	6,362	4,534
Martell	7,027	3,557
Mary	13,685	15,993
Matchingham	3,304	6,184
McGregor	8,301	6,890
McLovin	5,326	6,004
Meadow	5,032	3,595
Mimosa	6,936	2,486
Mojave	5,636	2,210
Murphy	3,638	4,252
Mycroft	2,972	13,827
Nugget	9,228	7,300
Odessa	7,397	6,061
Olive	4,191	4,215
Oly	3,777	7,918
Onyx	4,524	5,934
Oscar	6,621	3,177
Osceola	6,009	6,913
Osprey	9,828	9,493
Otoro	248	1,310
Palmer	7,443	6,345

Series	December 31, 2025	December 31, 2024
Patrick	7,045	6,535
Peanut	4,099	6,822
Pearl	6,992	6,421
Pecan	8,880	12,097
Peterson	17,144	16,634
Piedmont	5,323	9,652
Pinot	7,873	7,603
Pioneer	8,603	7,993
Plumtree	5,575	10,009
Point	8,501	4,225
Porthos	12,110	14,714
Quincy	8,085	7,047
Redondo	5,755	4,546
Regency	6,266	14,652
Reginald	572	3,677
Reynolds	13,793	16,194
Ribbonwalk	905	7,225
Richardson	11,137	13,581
Richmond	16,001	16,627
Ridge	3,484	4,424
Ritter	7,963	7,416
River	5,489	4,648
Riverwalk	14,598	14,359
Rooney	10,136	7,631
Roseberry	4,604	2,382
Rosewood	8,307	6,677
Roxy	5,754	6,359
Saddlebred	5,510	7,936
Saint	11,686	12,217
Sajni	3,714	6,044
Salem	5,580	2,035
Salinas	6,527	5,932
Saturn	3,501	3,172
Scepter	5,623	3,385
Sequoyah	4,473	3,513
Shallowford	4,733	3,698
Shoreline	1,988	7,940
Sigma	6,888	8,321

Series	December 31, 2025	December 31, 2024
Simon	14,658	17,998
Sims	10,264	12,444
Soapstone	6,886	6,932
Sodalis	5,987	6,783
Spencer	4,372	7,027
Splash	5,946	6,893
Spring	5,140	5,343
Stonebriar	4,401	7,013
Sugar	3,242	3,972
Summerset	6,738	5,299
Sundance	6,238	3,838
Sunnyside	15,864	14,812
Swift	7,662	10,298
Taylor	743	3,404
Terracotta	1,877	1,314
Theodore	12,760	15,244
Tulip	4,790	5,906
Tuscan	12,402	15,475
Tuscarora	9,622	11,464
Tuxford	2,895	5,512
Vernon	4,326	4,514
Walton	6,815	6,916
Wave	3,693	1,969
Weldon	5,111	3,840
Wellington	5,475	7,114
Wentworth	7,375	8,105
Wescott	4,234	2,273
Westchester	4,351	7,646
Wildwood	7,246	7,637
Willow	2,402	3,572
Wilson	6,888	8,153
Winchester	7,823	4,347
Windsor	3,407	4,831
Winston	10,795	9,599
Wisteria	7,828	6,681
Arlo	-	-	*
Hualapai	-	-	*
Brentwood	-	-	*
Bellvue	-	-	*
Lorenz	-	-	*
Lexie	-	-	*
Hartsfield	-	-	*
	$1,721,037	$1,881,389

*	The following series ceased to be offered through the Company as of December 31, 2024. As of that date, the manager has transferred these series out of the Company. Accordingly, these series will no longer be included in any subsequent public reporting, financial statements, or investor communications under the Company.

Plan of Operations

We intend to hold and manage the series properties for five to seven years during which time we will operate the series properties as single-family rental income properties. During this period, we intend to distribute any free cash flow to investors.

As each of our properties reaches what we believe to be its optimum value, we will consider disposing of the property. The determination of when a particular property should be sold or otherwise disposed of will be made after consideration of relevant factors, including prevailing and projected economic conditions, whether the value of the property is anticipated to appreciate or decline substantially, local regulatory changes, environmental and other factors that may reduce the desirability of single-family rentals in a particular market, and how operating history may impact the potential sales price. The manager may determine that it is in the best interests of members to sell a property earlier than five years or to hold a property for more than seven years.

We plan to launch a number of additional series and related offerings in the next twelve months.  As of the current date, we do not know how many series we will be offering. However, in any case, the aggregate dollar amount of all of the series interests that we will sell within the 12-month period will not exceed the maximum amount allowed under Regulation A. It is anticipated that the proceeds from any offerings closed during the next twelve months will be used to acquire additional properties.

Our Policies for Approving New Tenants

We intend to seek out tenants for our properties who are financially responsible and capable of paying their rent. We will conduct due diligence on prospective tenant applicants by (a) verifying their incomes, (b) running credit checks, (c) performing criminal background checks, and (d) requesting references from previous landlords. While we do not have specific standards for any of these items, we will use these screening methods to determine, prior to approving a lease, whether we believe a potential lessee is financially responsible.

Trend Information

Our results of operations are affected by a variety of factors, including conditions in the financial markets and the economic and political environments, particularly in the United States. Global economic conditions, including political environments, financial market performance, interest rates, credit spreads or other conditions beyond our control are unpredictable and could negatively affect the value of the series properties, our ability to acquire and manage single family rentals and the success of our current and future offerings. In addition to the aforementioned macroeconomic trends, we believe the following factors will influence our future performance:

-	Recent increases in interest rates may have a negative effect on the demand for our offerings due to the attractiveness of alternative investments.

-	The continuing increase in prices in the United States housing market may result in difficulties in sourcing properties and meeting demand for our offerings.

-	Continued increases in remote work arrangements may lead to greater rental activity in our target markets.

Recent Developments

Revenues

Revenues are generated at the series level and are derived from leases on the series property. All revenues generated by any series during the period January 1, 2026 through February 28, 2026 are listed below. For the avoidance of doubt, the below amounts are unaudited.

RECENT REVENUES
Series	February 28, 2026
100	$5,090
101	-
Abbington	5,370
Abernant	3,240
Alvin	5,629
Amber	3,990
Apollo	2,590
Aster	3,340
Augusta	4,100
Avebury	3,560
Avondale	3,990
Badminton	4,650
Ballinger	4,190
Bandelier	4,040
Baron	6,190
Basil	3,425
Bayside	4,500
Bazzel	3,899
Bedford	4,640
Bella	4,190
Belle	4,841
Belvedere	4,740
Bergenia	2,990
Blossom	3,240
Bonneau	4,760
Brainerd	4,090
Braxton	3,780
Brennan	3,100
Briarwood	3,090
Brooklyn	2,590

Series	February 28, 2026
Burlington	6,840
Butter	5,590
Calvin	4,089
Camino	3,309
Cawley	4,190
Chaparral	3,390
Chelsea	3,950
Chester	8,133
Chickamauga	4,800
Chinook	4,160
Chitwood	4,850
Clover	3,990
Coatbridge	4,370
Collier	4,620
Collinston	2,890
Conway	6,790
Cove	3,429
Creekside	5,850
Creekwood	3,700
Cumberland	3,323
Cupcake	3,440
Cypress	5,080
Daisy	3,450
Davidson	2,990
Dawson	3,600
Delta	4,390
Dewberry	3,505
Diablo	4,100
Dogwood	3,690
Dolittle	4,786

Series	February 28, 2026
Dolly	7,350
Dops	2,994
Dorchester	4,590
Dunbar	3,690
Eagle	4,040
Eastfair	4,150
Eastwood	4,640
Elevation	3,846
Ella	3,590
Ellen	3,750
Elm	3,300
Emporia	4,790
Ensenada	13,752
Falcon	4,240
Felix	3,310
Fenwick	4,190
Fletcher	2,910
Folly	4,530
Forest	2,470
Foster	1,533
Franklin	4,330
Gardens	1,595
General	5,150
Goose	3,790
Grant	5,225
Greenhill	5,240
Gretal	4,950
Grove	3,080
Hadden	3,390
Hansard	2,320
Hansel	4,190
Hargrave	3,440

Series	February 28, 2026
Harrison	5,840
Henry	5,100
Heritage	4,110
Heron	4,100
Highland	3,870
Hines	3,240
Hobbes	1,648
Holcomb	4,390
Holland	3,040
Hollandaise	3,790
Holloway	5,500
Inglewood	6,440
Irene	2,870
Jack	4,190
Jake	4,493
Jefferson	4,450
Jill	4,530
Johnny	-
June	5,390
Jupiter	3,150
Kawana	-
Kennesaw	5,590
Kenny	3,536
KerriAnn	4,240
Kessler	3,190
Kingsley	5,060
Kirkwood	3,300
Korin	4,130
Lallie	4,990
Lanier	4,770
Lannister	4,153
Latte	4,390
Lennox	3,840
Lierly	3,810

Series	February 28, 2026
Lily	5,100
Limestone	4,450
Litton	4,640
Longwoods	3,900
Lookout	4,040
Loretta	6,390
Louis	3,840
Louise	4,100
Lovejoy	4,130
Luna	3,890
Lurleen	3,390
Madison	2,998
Mae	4,350
Magnolia	3,290
Malbec	4,390
Mammoth	4,290
Marcelo	3,500
Marie	5,190
Marietta	4,490
Marion	3,770
Marple	2,590
Martell	3,890
Mary	4,330
Matchingham	3,870
McGregor	3,930
McLovin	3,707
Meadow	1,850
Mimosa	1,495
Mojave	3,600
Murphy	4,040
Mycroft	2,790
Nugget	5,840
Odessa	5,890
Olive	4,000

Series	February 28, 2026
Oly	5,990
Onyx	4,790
Oscar	1,720
Osceola	4,080
Osprey	4,770
Otoro	4,689
Palmer	3,900
Patrick	3,190
Peanut	2,900
Pearl	5,040
Pecan	3,690
Peterson	3,300
Piedmont	4,800
Pinot	4,790
Pioneer	6,440
Plumtree	2,720
Point	4,190
Porthos	4,750
Quincy	6,090
Redondo	4,390
Regency	4,590
Reginald	4,390
Reynolds	5,300
Ribbonwalk	8,039
Richardson	3,790
Richmond	4,472
Ridge	3,850
Ritter	4,990
River	4,550
Riverwalk	5,240
Rooney	-
Roseberry	5,060
Rosewood	3,830
Roxy	4,360
Saddlebred	5,640
Saint	4,600

Series	February 28, 2026
Sajni	2,394
Salem	4,390
Salinas	3,651
Saturn	3,080
Scepter	3,490
Sequoyah	3,690
Shallowford	4,190
Shoreline	4,190
Sigma	4,750
Simon	4,240
Sims	3,830
Soapstone	3,920
Sodalis	3,790
Spencer	3,020
Splash	3,540
Spring	3,870
Stonebriar	2,880
Sugar	4,350
Summerset	-
Sundance	4,290
Sunnyside	3,190
Swift	4,441
Taylor	3,390
Terracotta	3,490
Theodore	4,180
Tulip	4,330
Tuscan	5,150
Tuscarora	4,890
Tuxford	4,170
Vernon	3,900
Walton	3,790
Wave	3,763
Weldon	3,190
Wellington	4,970
Wentworth	3,950
Wescott	1,915
Westchester	5,190
Wildwood	3,560
Willow	3,090
Wilson	4,550
Winchester	4,000
Windsor	5,314
Winston	3,680
Wisteria	1,245
$978,424

Operating Expenses

The Company incurred the following operating expenses during the period January 1, 2026 through February 28, 2026. The operating expenses incurred prior to the closing of an offering related to any of the series are being paid by our manager and are reimbursed by such series out of the gross offering proceeds upon closing of the relevant series offering. Such operating expenses include real estate taxes, property insurance, Home Ownership Association (HOA) fees, legal fees, other professional fees, depreciation, and repair and maintenance costs. Upon closing, each series becomes responsible for its own operating expenses.

During the period January 1, 2026 through February 28, 2026, at the close of the respective offerings for the series, each individual series became or will become, as applicable, responsible for its own operating expenses. The following table summarizes the total operating expenses incurred by each series during the period January 1, 2026 through February 28, 2026. For the avoidance of doubt, the below amounts are unaudited.

RECENT OPERATIONAL EXPENSES
	February 28, 2026
Series	Operating Expenses	Depreciation	Total Expenses
100	$3,262	$2,815	$6,077
101	4,795	3,142	7,937
Abbington	3,130	2,416	5,545
Abernant	1,914	1,041	2,955
Alvin	3,324	1,456	4,780
Amber	1,527	1,403	2,930
Apollo	4,323	1,311	5,635
Aster	2,071	1,430	3,501
Augusta	2,384	1,358	3,742
Avebury	2,022	1,332	3,354
Avondale	2,229	1,508	3,737
Badminton	3,042	1,410	4,452
Ballinger	2,151	1,369	3,520
Bandelier	2,468	1,378	3,846
Baron	3,355	2,868	6,223
Basil	1,874	928	2,802
Bayside	2,636	1,175	3,811
Bazzel	4,562	1,254	5,817
Bedford	2,916	1,282	4,199
Bella	2,833	1,652	4,485
Belle	4,096	2,014	6,110
Belvedere	2,999	1,350	4,349
Bergenia	1,153	995	2,149
Blossom	2,419	1,165	3,584
Bonneau	4,216	1,712	5,928
Brainerd	2,565	1,333	3,898
Braxton	3,734	1,484	5,218
Brennan	2,186	1,038	3,225

	February 28, 2026
Series	Operating Expenses	Depreciation	Total Expenses
Briarwood	3,126	955	4,081
Brooklyn	1,540	969	2,510
Burlington	6,510	3,178	9,688
Butter	3,179	1,730	4,908
Calvin	2,392	1,082	3,474
Camino	2,116	1,215	3,331
Cawley	2,474	1,437	3,911
Centennial	-	-	-
Chaparral	1,454	900	2,354
Chelsea	1,721	1,411	3,132
Chester	2,572	1,698	4,270
Chickamauga	3,791	1,710	5,501
Chinook	2,674	1,651	4,324
Chitwood	3,812	1,752	5,563
Clover	2,383	1,466	3,848
Coatbridge	3,016	1,509	4,525
Collier	2,684	1,626	4,310
Collinston	7,855	969	8,824
Conway	3,988	3,146	7,134
Cove	(768)	963	195
Creekside	2,366	1,423	3,789
Creekwood	1,576	1,324	2,900
Cumberland	2,380	1,353	3,733
Cupcake	1,573	1,092	2,664
Cypress	2,938	1,896	4,834
Daisy	1,606	1,379	2,985
Davidson	1,755	970	2,725
Dawson	2,623	1,206	3,828
Delta	3,985	1,842	5,827
Dewberry	2,607	871	3,478
Diablo	2,508	1,190	3,698
Dogwood	2,119	1,104	3,223
Dolittle	2,526	1,407	3,933
Dolly	4,221	3,158	7,380
Dops	4,568	936	5,505
Dorchester	4,712	1,792	6,504

	February 28, 2026
Series	Operating Expenses	Depreciation	Total Expenses
Dunbar	3,053	2,197	5,250
Eagle	2,212	1,315	3,528
Eastfair	4,082	985	5,067
Eastwood	2,314	1,459	3,774
Elevation	3,570	1,685	5,256
Ella	2,419	1,196	3,615
Ellen	4,608	1,135	5,743
Elm	1,887	767	2,653
Emporia	2,620	1,611	4,231
Ensenada	5,838	2,222	8,060
Falcon	2,487	1,318	3,805
Felix	1,781	1,367	3,148
Fenwick	2,759	1,373	4,133
Fletcher	3,042	804	3,846
Folly	4,493	1,709	6,202
Forest	847	2,023	2,871
Foster	6,154	1,436	7,589
Franklin	4,098	1,541	5,639
Gardens	3,392	1,195	4,587
General	2,975	1,447	4,422
Goose	1,742	1,226	2,968
Grant	2,421	1,484	3,904
Greenhill	2,903	1,495	4,398
Gretal	5,222	2,069	7,291
Grove	1,674	1,467	3,142
Hadden	2,259	1,009	3,268
Hansard	2,672	1,390	4,062
Hansel	2,829	1,855	4,684
Hargrave	2,320	1,071	3,391
Harrison	4,194	2,099	6,293
Henry	3,172	1,971	5,142
Heritage	2,530	1,502	4,032
Heron	3,621	1,491	5,113
Highland	1,884	1,314	3,198

	February 28, 2026
Series	Operating Expenses	Depreciation	Total Expenses
Hines	2,583	1,468	4,051
Hobbes	6,444	1,072	7,516
Holcomb	2,925	1,626	4,551
Holland	1,236	970	2,206
Hollandaise	1,698	1,676	3,374
Holloway	2,874	1,557	4,432
Inglewood	4,441	3,120	7,561
Irene	3,668	804	4,472
Jack	2,777	2,126	4,903
Jake	4,449	2,698	7,147
Jefferson	2,979	1,259	4,238
Jill	2,430	1,831	4,261
Johnny	4,104	2,682	6,786
June	4,508	2,682	7,190
Jupiter	1,376	969	2,344
Kawana	2,502	1,262	3,764
Kennesaw	3,584	1,945	5,529
Kenny	5,468	3,158	8,626
KerriAnn	2,560	1,562	4,122
Kessler	1,722	1,369	3,090
Kingsley	3,297	1,430	4,727
Kirkwood	2,943	1,433	4,376
Korin	2,924	1,274	4,199
Lallie	4,376	2,067	6,444
Lanier	2,982	1,902	4,884
Lannister	2,170	1,009	3,179
Latte	2,991	1,670	4,661
Lennox	1,984	993	2,976
Lierly	1,771	977	2,748
Lily	3,332	2,498	5,829
Limestone	2,853	1,341	4,194
Litton	723	1,471	2,194
Longwoods	4,281	1,234	5,515
Lookout	2,339	1,580	3,920
Loretta	3,566	3,144	6,710
Louis	2,146	1,234	3,380

	February 28, 2026
Series	Operating Expenses	Depreciation	Total Expenses
Louise	1,784	1,263	3,047
Lovejoy	5,634	1,348	6,982
Luna	3,023	985	4,008
Lurleen	1,897	1,349	3,246
Madison	1,537	943	2,480
Mae	2,952	1,621	4,574
Magnolia	1,773	1,385	3,157
Malbec	2,042	1,463	3,504
Mammoth	3,315	1,562	4,877
Marcelo	1,812	1,304	3,116
Marie	2,515	1,466	3,980
Marietta	3,447	1,386	4,833
Marion	3,059	1,538	4,597
Marple	2,702	804	3,506
Martell	3,930	1,191	5,121
Mary	3,483	1,244	4,727
Matchingham	2,154	971	3,125
McGregor	1,995	1,377	3,372
McLovin	3,499	2,429	5,928
Meadow	1,455	1,470	2,925
Mimosa	2,462	985	3,447
Mojave	1,677	1,175	2,852
Murphy	2,397	1,362	3,759
Mycroft	2,613	822	3,436
Nugget	4,741	2,565	7,306
Odessa	3,522	2,444	5,966
Olive	2,206	1,230	3,435
Oly	3,626	2,088	5,714
Onyx	2,193	2,003	4,196
Oscar	1,992	1,339	3,331
Osceola	2,899	1,283	4,182
Osprey	3,778	1,830	5,608
Otoro	3,625	2,028	5,654
Palmer	2,903	1,780	4,683
Patrick	1,752	1,173	2,924
Peanut	1,275	988	2,263

	February 28, 2026
Series	Operating Expenses	Depreciation	Total Expenses
Pearl	6,460	2,499	8,960
Pecan	2,046	954	3,000
Peterson	1,586	1,035	2,621
Piedmont	2,863	1,757	4,621
Pinot	1,917	1,476	3,394
Pioneer	3,709	2,706	6,415
Plumtree	1,598	923	2,521
Point	3,793	1,750	5,543
Porthos	2,900	1,383	4,282
Quincy	4,501	2,505	7,006
Redondo	2,272	1,436	3,708
Regency	2,925	1,586	4,511
Reginald	5,752	3,294	9,047
Reynolds	3,349	1,968	5,317
Ribbonwalk	3,478	1,465	4,943
Richardson	2,295	1,440	3,736
Richmond	2,607	1,744	4,351
Ridge	2,042	997	3,039
Ritter	1,210	2,311	3,521
River	2,151	1,221	3,372
Riverwalk	3,102	1,809	4,911
Rooney	8,563	1,474	10,037
Roseberry	3,925	1,504	5,429
Rosewood	1,594	1,240	2,834
Roxy	2,074	1,493	3,567
Saddlebred	3,171	2,546	5,717
Saint	2,102	1,264	3,366
Sajni	13,259	2,295	15,554
Salem	2,704	1,462	4,166
Salinas	2,622	1,346	3,969
Saturn	1,457	1,211	2,667
Scepter	1,775	1,079	2,854
Sequoyah	2,442	1,302	3,744
Shallowford	2,307	1,653	3,960
Shoreline	2,603	1,420	4,023
Sigma	2,075	1,747	3,822

	February 28, 2026
Series	Operating Expenses	Depreciation	Total Expenses
Simon	3,132	1,325	4,457
Sims	2,645	1,250	3,895
Soapstone	1,602	1,373	2,975
Sodalis	3,246	1,912	5,158
Spencer	4,601	1,386	5,986
Splash	1,926	1,310	3,237
Spring	2,364	1,134	3,498
Stonebriar	1,529	929	2,458
Sugar	2,357	1,426	3,784
Summerset	8,734	1,686	10,420
Sundance	2,403	1,701	4,103
Sunnyside	2,302	1,013	3,315
Swift	2,380	1,762	4,142
Taylor	1,570	1,230	2,800
Terracotta	4,677	1,262	5,939
Theodore	3,148	1,316	4,464
Tulip	2,632	1,454	4,087
Tuscan	2,427	1,480	3,907
Tuscarora	3,653	1,530	5,183
Tuxford	2,944	1,200	4,145
Vernon	2,198	1,206	3,405
Walton	4,883	1,699	6,582
Wave	2,217	1,532	3,749
Weldon	1,272	969	2,241
Wellington	2,586	2,255	4,841
Wentworth	1,615	1,139	2,754
Wescott	6,276	1,255	7,531
Westchester	3,601	1,562	5,164
Wildwood	1,554	1,010	2,564
Willow	2,347	1,340	3,687
Wilson	2,245	1,954	4,199
Winchester	2,741	1,403	4,144
Windsor	3,908	1,603	5,511
Winston	2,336	1,506	3,842
Wisteria	2,814	1,622	4,437
	$709,615	$368,471	$1,078,086

Cash and Cash Equivalent Balances

Cash is held at the series level. The following table summarizes the cash and cash equivalents held by series as of February 28, 2026. For the avoidance of doubt, the below amounts are unaudited.

CASH & CASH EQUIVILENTS
Series	February 28, 2026
100	$11,691
101	3,376
Abbington	10,615
Abernant	12,039
Alvin	17,968
Amber	5,835
Apollo	303
Aster	3,585
Augusta	15,852
Avebury	2,395
Avondale	7,735
Badminton	5,074
Ballinger	6,001
Bandelier	6,211
Baron	7,797
Basil	5,067
Bayside	3,291
Bazzel	9,096
Bedford	5,305
Bella	4,203
Belle	7,197
Belvedere	13,461
Bergenia	11,277
Blossom	8,237
Bonneau	9,401
Brainerd	11,625
Braxton	6,982
Brennan	2,258
Briarwood	9,337
Brooklyn	3,138

Series	February 28, 2026
Burlington	593
Butter	8,755
Calvin	15,951
Camino	7,358
Cawley	8,197
Chaparral	7,475
Chelsea	7,294
Chester	5,999
Chickamauga	14,239
Chinook	7,311
Chitwood	9,621
Clover	6,703
Coatbridge	2,743
Collier	7,566
Collinston	6,820
Conway	10,454
Cove	8,654
Creekside	9,319
Creekwood	6,785
Cumberland	6,759
Cupcake	5,160
Cypress	2,946
Daisy	6,898
Davidson	4,841
Dawson	2,943
Delta	4,771
Dewberry	4,021
Diablo	5,044
Dogwood	8,534
Dolittle	6,032
Dolly	7,096
Dops	7,482

Series	February 28, 2026
Dorchester	13,377
Dunbar	4,439
Eagle	5,972
Eastfair	5,390
Eastwood	11,628
Elevation	2,381
Ella	7,091
Ellen	14,779
Elm	1,619
Emporia	3,555
Ensenada	2,815
Falcon	5,843
Felix	5,615
Fenwick	7,856
Fletcher	14,597
Folly	9,189
Forest	6,642
Foster	14,919
Franklin	7,545
Gardens	4,645
General	6,880
Goose	4,876
Grant	8,732
Greenhill	7,306
Gretal	12,810
Grove	4,516
Hadden	3,945
Hansard	13,077
Hansel	4,640
Hargrave	5,227
Harrison	9,250
Henry	8,988
Heritage	5,149
Heron	4,853

Series	February 28, 2026
Highland	6,930
Hines	8,078
Hobbes	7,282
Holcomb	13,190
Holland	5,940
Hollandaise	4,982
Holloway	3,477
Inglewood	9,655
Irene	12,775
Jack	3,779
Jake	7,771
Jefferson	13,156
Jill	5,004
Johnny	9,610
June	7,543
Jupiter	7,989
Kawana	806
Kennesaw	9,237
Kenny	5,193
KerriAnn	3,695
Kessler	2,692
Kingsley	4,586
Kirkwood	1,159
Korin	12,275
Lallie	3,177
Lanier	4,017
Lannister	1,299
Latte	17,725
Lennox	4,887
Lierly	9,518
Lily	2,413
Limestone	4,880
Litton	9,957
Longwoods	4,028

Series	February 28, 2026
Lookout	9,277
Loretta	9,021
Louis	19,327
Louise	7,088
Lovejoy	4,005
Luna	4,442
Lurleen	3,234
Madison	6,036
Mae	10,886
Magnolia	4,437
Malbec	2,001
Mammoth	4,144
Marcelo	5,750
Marie	14,459
Marietta	5,177
Marion	6,790
Marple	6,051
Martell	6,462
Mary	12,302
Matchingham	3,632
McGregor	7,661
McLovin	3,475
Meadow	5,586
Mimosa	6,006
Mojave	4,167
Murphy	3,864
Mycroft	2,837
Nugget	8,955
Odessa	4,306
Olive	3,833
Oly	2,144
Onyx	6,902

Series	February 28, 2026
Oscar	5,973
Osceola	8,471
Osprey	12,216
Otoro	2,678
Palmer	5,565
Patrick	6,314
Peanut	4,695
Pearl	6,097
Pecan	8,155
Peterson	16,202
Piedmont	2,473
Pinot	6,076
Pioneer	7,886
Plumtree	4,709
Point	6,702
Porthos	11,553
Quincy	7,446
Redondo	6,616
Regency	5,704
Reginald	1,817
Reynolds	16,045
Ribbonwalk	5,240
Richardson	10,151
Richmond	14,864
Ridge	4,184
Ritter	7,371
River	5,922
Riverwalk	13,428
Rooney	8,746
Roseberry	4,508
Rosewood	9,091
Roxy	4,577
Saddlebred	4,535
Saint	9,973
Sajni	1,889
Salem	4,004
Salinas	6,034
Saturn	3,813

Series	February 28, 2026
Scepter	3,802
Sequoyah	4,294
Shallowford	3,471
Shoreline	2,525
Sigma	4,511
Simon	13,311
Sims	8,853
Soapstone	6,566
Sodalis	7,616
Spencer	2,538
Splash	5,362
Spring	7,043
Stonebriar	5,223
Sugar	3,289
Summerset	6,807
Sundance	4,000
Sunnyside	15,385
Swift	9,774
Taylor	1,731
Terracotta	677
Theodore	11,333
Tulip	4,931
Tuscan	5,369
Tuscarora	15,138
Tuxford	3,239
Vernon	4,692
Walton	6,545
Wave	3,870
Weldon	5,596
Wellington	6,862
Wentworth	6,095
Wescott	2,900
Westchester	4,054
Wildwood	6,098
Willow	2,285
Wilson	6,075
Winchester	7,258
Windsor	4,894
Winston	12,000
Wisteria	10,037
$1,651,602

Item 3. Directors and Officers

General

The manager of our Company is Arrived Fund Manager, LLC, a Delaware limited liability company. The manager has established a board of directors for our Company, consisting of two members, Ryan Frazier and Kenneth Cason.

The nature of our business to be conducted or promoted by us must at all times be to engage in any lawful act or activity for which LLCs may be organized under the Delaware Limited Liability Company Act.

All of our directors and executive officers are employees of the manager. The executive offices of the manager are located at 1700 Westlake Avenue N, Suite 200, Seattle, WA 98109, and the telephone number of the manager’s executive offices is (814) 277-4833.

Executive Officers & Directors

The following table sets forth certain information with respect to each of the directors and executive officers of the manager:

Executive Officer	Age	Position Held with our Company(1) (2)	Position Held with the Manager
Ryan Frazier	37	Chief Executive Officer and Director	Chief Executive Officer, President and Director
Sue Korn	56	Chief Financial Officer	Chief Financial Officer
Kenneth Cason	39	Chief Technology Officer and Director	Chief Technology Officer and Director
Alejandro Chouza	45	Chief Operating Officer	Chief Operating Officer

(1)	The terms in office of Mr. Frazier, Mr. Cason, and Mr. Chouza began upon the organization of our Company on July 13, 2020. Ms. Korn’s term in office began upon her appointment as CFO on January 11, 2024. The current executive officers and directors will serve in these capacities indefinitely, or until their successors are duly appointed or elected, as applicable.

(2)	The executive officers of the manager are currently devoting a significant amount of their working time to the operations of our Company to satisfy their respective responsibilities to the management of our Company. Our officers will be working on a part-time basis for our business and are expected to devote at least forty (40) hours per month to the operations and management of our Company.

Biographical Information

Set forth below is biographical information of our executive officers and directors.

Ryan Frazier, our Chief Executive Officer and a director, has served as the Chief Executive Officer, President, and a director of Arrived Holdings, Inc. since its inception in February 2019 and as CEO and director of our Company since its inception. In 2011, Mr. Frazier co-founded and was the CEO of DataRank, Inc., a social media listening platform used by Fortune 500 companies, including Procter & Gamble, Coca Cola, and The Clorox Company, to garner insights from their consumers. Mr. Frazier led DataRank through a merger with Simply Measured, Inc. in 2015, and again through a merger with Sprout Social, Inc. in 2017, after which he acted in the role of General Manager, leading the integration of the Simply Measured, Inc. and Sprout Social businesses in Sprout Social’s Seattle office. Mr. Frazier is an alumnus of Y Combinator, S13, and he graduated from the University of Arkansas in 2010 with a B.S. in International Business.

Sue Korn, our Chief Financial Officer, has served as the Chief Financial Officer of Arrived Holdings since January 2024. Ms. Korn began her career in equity research for diversified financial services companies at Kidder, Peabody in 1992, later moving to investment banking in Salomon Smith Barney’s Financial Institutions Group in 1997. She joined Providian Financial in 1998 where she oversaw planning and analysis, data management and reporting for a $33 billion credit card business. In 2011 she transitioned to FinTech, bringing her financial expertise to companies such as Prosper Marketplace (FP&A and back office operations), LendingClub (marketplace operations and treasury), Oportun (FP&A and accounting) and was co-founder/CFO/Head of Operations for online lender Vouch Financial. Ms. Korn graduated from Colby College with a B.A. in Philosophy/Math in 1991 and earned her M.B.A from Kellogg Graduate School of Management at Northwestern University in 1997 with majors in Finance, Management and Strategy and Organizational Behavior. She has held the Chartered Financial Analyst® designation since 1998.

Kenneth Cason, our Chief Technology Officer and a director, has served as the Chief Technology Officer and director of Arrived Holdings, Inc. since its inception in February 2019. Beginning in 2011, Mr. Cason served as the Co-Founder and Chief Technology Officer of DataRank, Inc. Mr. Cason worked extensively to help design and build large scale data collection, processing, and search systems. He remained employed with DataRank through two mergers; first with Simply Measured, Inc., in 2015, and then again with Sprout Social in 2017. During both mergers he worked to lead and integrate each company’s tech stack. Mr. Cason is an alumnus of Y Combinator, S13, and he graduated from the University of Arkansas in 2010 with a B.S. in Computer Science and also received Associate degrees in Mathematics, Japanese and Chinese.

Alejandro Chouza, our Chief Operating Officer, has served as the Chief Operating Officer of Arrived Holdings, Inc. since its inception in February 2019. Mr. Chouza was previously the VP of Operations of Oyo Rooms beginning in May 2019. Prior to that, Mr. Chouza was the Regional General Manager of Uber Technologies, Inc., from September 2014 through May 2019, where he launched and managed operations in Mexico and the Northwest USA markets. Mr. Chouza graduated with a B.S. from Babson College and an M.B.A. from The Wharton School of the University of Pennsylvania.

There are no arrangements or understandings known to us pursuant to which any director was or is to be selected as a director or nominee. There are no agreements or understandings for any executive officer or director to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

There are no family relationships between any director, executive officer, person nominated or chosen to become a director or executive officer or any significant employee.

The Manager and the Operating Agreement

The manager will be responsible for directing the management of our business and affairs, managing our day-to-day affairs, and implementing our investment strategy. The manager and its officers will not be required to devote all of their time to our business and are only required to devote such time to our affairs as their duties require.

The manager will perform its duties and responsibilities pursuant to the operating agreement. The manager will maintain a contractual, as opposed to a fiduciary relationship, with us and our investors. Furthermore, we have agreed to limit the liability of the manager and to indemnify the manager against certain liabilities.

The operating agreement further provides that our manager, in exercising its rights in its capacity as the managing member, will be entitled to consider only such interests and factors as it desires, including its own interests, and will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting our Company, any series of interests or any of the interest holders and will not be subject to any different standards imposed by the operating agreement, the LLC Act or under any other law, rule or regulation or in equity.  In addition, the operating agreement provides that our manager will not have any duty (including any fiduciary duty) to our Company, any series or any of the interest holders.

Responsibilities of the Manager

The responsibilities of the manager include:

●	Investment Advisory, Origination and Acquisition Services such as approving and overseeing our overall investment strategy, which will consist of elements such as investment selection criteria, diversification strategies and asset disposition strategies;

●	Offering Services such as the development of our series offerings, including the determination of their specific terms;

●	Management Services such as investigating, selecting, and, on our behalf, engaging and conducting business with such persons as the manager deems necessary to the proper performance of its obligations under the operating agreement, including but not limited to consultants, accountants, lenders, technical managers, attorneys, corporate fiduciaries, escrow agents, depositaries, custodians, agents for collection, insurers, insurance agents, developers, construction companies, property managers and any and all persons acting in any other capacity deemed by the manager necessary or desirable for the performance of any of the services under the operating agreement;

●	Accounting and Other Administrative Services such as maintaining accounting data and any other information concerning our activities as will be required to prepare and to file all periodic financial reports and returns required to be filed with the Commission and any other regulatory agency, including annual financial statements, and managing and performing the various administrative functions necessary for our day-to-day operations;

●	Investor Services such as managing communications with our investors, including answering phone calls, preparing and sending written and electronic reports and other communications;

●	Financing Services such as monitoring and overseeing the service of our debt facilities and other financings, if any; and

●	Disposition Services such as evaluating and approving potential asset dispositions, sales or liquidity transactions.

Manager Affiliates

Our manager controls nine affiliated entities also conducting offerings under Tier 2 of Regulation A:

Arrived Homes II, LLC – Arrived Homes II, LLC was formed on February 2, 2022 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived Homes II, LLC.

Arrived Homes 3, LLC – Arrived Homes 3, LLC was formed on January 4, 2023 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived Homes 3, LLC.

Arrived Homes 4, LLC – Arrived Homes 4, LLC was formed on July 28, 2023 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived Homes 4, LLC.

Arrived Homes 5, LLC – Arrived Homes 5, LLC was formed on July 12, 2024 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived Homes 5, LLC.

Arrived STR, LLC – Arrived STR, LLC was formed on July 11, 2022 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived STR, LLC.

Arrived STR 2, LLC – Arrived STR 2, LLC was formed on January 12, 2023 as a Delaware series limited liability company to permit public investment in individual real estate properties that will be owned by individual series of Arrived STR 2, LLC.

Arrived SFR Genesis Fund, LLC – Arrived SFR Genesis Fund, LLC was formed on May 1, 2023 as a Delaware limited liability company to originate, invest in and manage a diversified portfolio of single family residential real estate properties.

Arrived Debt Fund, LLC – Arrived Debt Fund, LLC was formed on December 21, 2023 as a Delaware limited liability company to invest in and manage a diversified portfolio of residential real estate investments.

Arrived Seattle Fund, LLC – Arrived Seattle Fund, LLC was formed on February 25, 2025 as a Delaware limited liability company to invest in and manage a diversified portfolio of real estate properties located in the Seattle/Tacoma, Washington area, and real estate credit investments.

Compensation of Executive Officers

We do not currently have any employees nor do we currently intend to hire any employees who will be compensated directly by our Company. Each of our executive officers, who are also executive officers of the manager, manages our day-to-day affairs, oversees the review, selection and recommendation of investment opportunities, services acquired properties and monitors the performance of these properties to ensure that they are consistent with our investment objectives. Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the manager, from the manager. We do not intend to pay any compensation to these individuals.

Compensation of the Manager

The manager will receive compensation and reimbursement for costs incurred relating to our series offerings (e.g., Offering Expenses and Acquisition Expenses). Neither the manager nor any of its affiliates will receive any selling commissions or dealer manager fees in connection with this or other series offerings. See “Management—Management Compensation” in our offering circular and Note 8, Related Party Transactions in our financial statements for further details.

Item 4. Security Ownership of Management and Certain Securityholders

Our Company is managed by Arrived Fund Manager, LLC, the manager, who will also be the manager of all of our series. The manager currently does not own, and at the closing of each series offering is not expected to own, any of the interests in any series.

As of April 20, 2026, no executive officers and directors beneficially own more than 10% of any series of our Company. Additionally, as of April 20, 2026, no other security holders beneficially own more than 10% of any series of our Company.

The manager or an affiliate of the manager may purchase interests in any series of our Company on the same terms as offered to investors. No brokerage fee will be paid on any interests purchased by the manager or its affiliates. Additionally, the manager may acquire interests in any series of our Company in the event that a promissory note issued to the manager in connection with the acquisition of a series property, if outstanding, is not repaid on or prior to its maturity date, at which point, the outstanding balance of the promissory note will be converted into series interests under the same terms as in the applicable series offering.

The address of Arrived Fund Manager, LLC is 1700 Westlake Avenue N, Suite 200, Seattle, WA 98109.

Item 5. Interest of Management and Others in Certain Transactions

Since our formation in July 2020, we have entered into a number of transactions in which we were a participant and the amount involved exceeded or exceeds the lesser of $120,000 and one percent of the average of our total assets as of the date of formation, and in which any related person had a direct or indirect material interest (other than compensation described under “Compensation of Directors and Executive Officers”). See “The Series Properties Being Offered” section in our latest offering circular, which can be accessed here, for a description of the manager’s involvement in the purchase of properties on the relevant series’ behalf and the subsequent issuance of promissory notes by the series to the manager. See “Management—Management Compensation” section in our offering circular for a description of the fees paid to the manager. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with such transactions were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions. With respect to the additional series that will be offering their interests by way of this offering circular and other future series, their properties will be acquired in accordance with one of the acquisition methods discussed in the section titled “Description of Business⸺Acquisition Mechanics” in our offering circular. Therefore, the manager is expected to continue to receive interest income from loans to the multiple series.

Item 6. Other Information

None.

Item 7. Financial Statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

DECEMBER 31, 2025 AND 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Manager and Members of
Arrived Homes, LLC

Seattle, Washington

Opinion on the Consolidated and Consolidating Financial Statements

We have audited the accompanying consolidated and consolidating balance sheets of Arrived Homes, LLC and its series (the Company) as of December 31, 2025 and 2024, and the related consolidated and consolidating statements of comprehensive income (loss), changes in members’ equity (deficit), and cash flows for each of the two years in the period ended December 31, 2025, and the related notes (collectively referred to as the consolidated and consolidating financial statements). In our opinion, the consolidated and consolidating financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2025, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

The accompanying consolidated and consolidating financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the consolidated and consolidating financial statements, the Company’s lack of liquidity raises substantial doubt about their ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 3. The consolidated and consolidating financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated and consolidating financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated and consolidating financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated and consolidating financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated and consolidating financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated and consolidating financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated and consolidating financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Stephano Slack LLC

We have served as the Company’s auditor since 2024.

Wayne, Pennsylvania

April 30, 2026

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	100	101	Abbington	Abernant	Alvin	Amber	Apollo
ASSETS
Current assets:
Cash	$12,326	$4,228	$9,178	$12,958	$22,932	$4,702	$54
Other receivables	-	-	2,250	-	-	-	410
Prepaid expenses	-	-	233	212	254	2,748	2,299
Due from third party property managers	5,469	-	5,050	3,275	5,315	4,515	691
Total current assets	17,796	4,228	16,711	16,445	28,500	11,965	3,454
Property and equipment, net	558,774	584,124	439,668	215,028	300,640	271,917	187,432
Total assets	$576,569	$588,352	$456,378	$231,473	$329,140	$283,882	$190,887

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$6,611	$4,865	$4,116	$1,356	$6,611	$2,200	$1,768
Tenant deposits	2,995	-	2,845	1,745	2,545	1,995	648
Due to related parties	25,635	26,111	20,219	5,236	4,120	7,519	12,148
Total current liabilities	35,240	30,975	27,180	8,337	13,276	11,715	14,563
Mortgage payables, net	-	-	-	-	-	198,894	133,436
Operational notes, related party	-	25,000	-	-	-	6,900	20,000
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	35,240	55,975	27,180	8,337	13,276	217,508	167,999
Members’ equity (deficit)
Members’ capital	567,589	620,417	444,017	227,751	303,418	107,850	69,677
Retained earnings (accumulated deficit)	(26,260)	(88,041)	(14,819)	(4,615)	12,446	(41,476)	(46,789)
Total members’ equity (deficit)	541,329	532,377	429,198	223,136	315,864	66,374	22,888
Total liabilities and members’ equity (deficit)	$576,569	$588,352	$456,378	$231,473	$329,140	$283,882	$190,887

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier
ASSETS
Current assets:
Cash	$4,913	$17,250	$2,476	$8,474	$4,378	$6,761	$7,664
Other receivables	-	-	757	-	-	-	-
Prepaid expenses	2,957	509	1,179	-	672	0	3,273
Due from third party property managers	3,712	3,412	4,644	3,860	4,455	4,025	4,316
Total current assets	11,582	21,171	9,056	12,335	9,504	10,786	15,252
Property and equipment, net	240,529	278,472	263,014	309,091	229,090	284,790	315,375
Total assets	$252,112	$299,643	$272,070	$321,425	$238,594	$295,576	$330,627

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,204	$1,523	$1,094	$1,076	$1,027	$2,920	$1,193
Tenant deposits	2,245	1,995	1,795	1,995	2,195	2,320	2,245
Due to related parties	5,557	4,508	9,948	7,495	5,732	3,777	6,293
Total current liabilities	9,006	8,025	12,837	10,566	8,953	9,018	9,730
Mortgage payables, net	124,558	-	201,018	-	172,089	-	242,703
Operational notes, related party	19,100	-	5,400	-	17,300	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	152,664	8,025	219,255	10,566	198,342	9,018	252,433
Members’ equity (deficit)
Members’ capital	146,586	291,010	92,478	325,252	74,542	294,000	114,610
Retained earnings (accumulated deficit)	(47,138)	607	(39,663)	(14,393)	(34,290)	(7,441)	(36,415)
Total members’ equity (deficit)	99,448	291,617	52,815	310,859	40,252	286,558	78,194
Total liabilities and members’ equity (deficit)	$252,112	$299,643	$272,070	$321,425	$238,594	$295,576	$330,627

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle
ASSETS
Current assets:
Cash	$10,966	$4,860	$2,455	$7,586	$4,534	$5,005	$4,092
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	-	1,655	2,074	943	811	492	799
Due from third party property managers	6,521	3,623	5,029	4,001	5,352	2,976	2,947
Total current assets	17,488	10,138	9,557	12,529	10,697	8,473	7,838
Property and equipment, net	531,710	178,704	226,477	243,633	253,924	294,859	401,797
Total assets	$549,198	$188,842	$236,034	$256,163	$264,621	$303,333	$409,634

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$8,852	$1,206	$1,305	$6,591	$1,083	$3,490	$850
Tenant deposits	3,345	1,695	2,619	1,845	2,295	1,945	3,593
Due to related parties	23,835	4,325	6,053	10,348	4,792	6,204	9,133
Total current liabilities	36,032	7,225	9,977	18,784	8,170	11,639	13,576
Mortgage payables, net	-	129,874	163,704	-	194,623	-	-
Operational notes, related party	-	9,700	10,000	21,700	13,300	8,500	25,900
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	36,032	146,800	183,681	40,484	216,093	20,139	39,476
Members’ equity (deficit)
Members’ capital	535,053	59,778	82,354	244,654	88,210	306,079	424,526
Retained earnings (accumulated deficit)	(21,887)	(17,736)	(30,000)	(28,975)	(39,682)	(22,886)	(54,367)
Total members’ equity (deficit)	513,166	42,042	52,353	215,679	48,528	283,193	370,159
Total liabilities and members’ equity (deficit)	$549,198	$188,842	$236,034	$256,163	$264,621	$303,333	$409,634

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan
ASSETS
Current assets:
Cash	$14,538	$12,233	$8,523	$8,515	$12,763	$7,329	$2,009
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	0	-	208	267	325	487	3,053
Due from third party property managers	4,401	2,920	3,371	4,869	4,457	4,296	5,210
Total current assets	18,938	15,153	12,103	13,651	17,544	12,111	10,273
Property and equipment, net	276,848	205,057	233,006	308,822	268,415	296,039	206,096
Total assets	$295,786	$220,210	$245,109	$322,473	$285,960	$308,150	$216,369

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$781	$1,080	$3,306	$8,982	$4,369	$1,143	$2,328
Tenant deposits	2,295	1,495	1,845	2,295	2,495	2,045	1,550
Due to related parties	4,812	4,874	7,262	7,207	5,702	8,464	20,465
Total current liabilities	7,888	7,449	12,413	18,484	12,566	11,652	24,343
Mortgage payables, net	-	-	-	-	143,610	-	154,077
Operational notes, related party	-	-	7,400	5,000	-	10,700	35,200
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	7,888	7,449	19,813	23,484	156,177	22,352	213,619
Members’ equity (deficit)
Members’ capital	277,133	212,646	244,545	320,505	146,157	301,378	84,906
Retained earnings (accumulated deficit)	10,765	115	(19,250)	(21,516)	(16,374)	(15,580)	(82,156)
Total members’ equity (deficit)	287,898	212,761	225,296	298,989	129,783	285,798	2,750
Total liabilities and members’ equity (deficit)	$295,786	$220,210	$245,109	$322,473	$285,960	$308,150	$216,369

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Cawley
ASSETS
Current assets:
Cash	$10,325	$2,129	$12,778	$7,842	$17,776	$6,897	$9,347
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	237	227	1,428	963	199	3	545
Due from third party property managers	3,492	2,801	-	9,714	3,113	3,432	3,467
Total current assets	14,054	5,157	14,206	18,519	21,088	10,331	13,359
Property and equipment, net	197,296	155,584	597,497	338,177	222,855	242,343	295,362
Total assets	$211,350	$160,741	$611,704	$356,696	$243,943	$252,673	$308,721

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,532	$1,689	$14,513	$556	$2,145	$1,069	$1,343
Tenant deposits	1,995	1,295	3,645	2,795	1,795	1,595	2,095
Due to related parties	2,626	4,791	26,789	6,769	2,947	7,522	4,905
Total current liabilities	6,154	7,776	44,947	10,120	6,887	10,186	8,343
Mortgage payables, net	-	82,205	-	260,075	-	-	-
Operational notes, related party	-	24,100	4,000	24,200	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	6,154	114,080	48,947	294,395	6,887	10,186	8,343
Members’ equity (deficit)
Members’ capital	206,239	94,432	601,877	110,703	229,731	244,466	303,468
Retained earnings (accumulated deficit)	(1,042)	(47,772)	(39,121)	(48,402)	7,325	(1,979)	(3,090)
Total members’ equity (deficit)	205,197	46,661	562,757	62,301	237,056	242,487	300,378
Total liabilities and members’ equity (deficit)	$211,350	$160,741	$611,704	$356,696	$243,943	$252,673	$308,721

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Centennial	Chaparral	Chelsea	Chester	Chickamauga	Chinook	Chitwood
ASSETS
Current assets:
Cash	$-	$8,336	$7,246	$7,410	$15,865	$8,058	$11,010
Other receivables	-	-	-	2,548	-	-	-
Prepaid expenses	-	29	2,994	1,656	597	624	17
Due from third party property managers	-	3,320	3,921	5,779	5,900	3,911	4,272
Total current assets	-	11,685	14,161	17,393	22,361	12,593	15,299
Property and equipment, net	-	170,715	278,727	339,249	344,399	290,647	349,465
Total assets	$-	$182,400	$292,888	$356,642	$366,760	$303,240	$364,763

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$4,850	$2,189	$977	$3,519	$1,287	$6,848
Tenant deposits	-	1,695	1,895	3,943	3,693	1,995	2,795
Due to related parties	-	5,109	6,012	7,567	6,945	6,142	8,026
Total current liabilities	-	11,654	10,096	12,487	14,157	9,424	17,669
Mortgage payables, net	-	103,402	213,428	182,014	-	-	-
Operational notes, related party	-	-	-	-	-	5,200	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	-	115,056	223,523	194,502	14,157	14,624	17,669
Members’ equity (deficit)
Members’ capital	(42,205)	66,611	91,513	202,070	342,296	301,845	349,457
Retained earnings (accumulated deficit)	42,205	733	(22,149)	(39,930)	10,307	(13,229)	(2,362)
Total members’ equity (deficit)	-	67,344	69,365	162,140	352,603	288,616	347,095
Total liabilities and members’ equity (deficit)	$-	$182,400	$292,888	$356,642	$366,760	$303,240	$364,763

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Clover	Coatbridge	Collier	Collinston	Conway	Cove	Creekside
ASSETS
Current assets:
Cash	$5,183	$2,617	$8,465	$1,310	$10,401	$7,364	$9,038
Other receivables	-	-	-	-	-	3,225	-
Prepaid expenses	214	1,505	27	567	630	219	172
Due from third party property managers	6,065	4,160	4,648	6,959	6,562	7,122	4,138
Total current assets	11,461	8,281	13,141	8,836	17,593	17,931	13,348
Property and equipment, net	302,410	243,944	324,431	187,609	627,408	196,520	284,113
Total assets	$313,872	$252,225	$337,572	$196,445	$645,001	$214,451	$297,462

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$916	$1,441	$1,845	$1,808	$5,832	$1,170	$4,364
Tenant deposits	1,995	3,143	2,445	1,595	3,645	1,695	2,395
Due to related parties	17,535	6,274	17,134	7,837	14,187	6,314	6,402
Total current liabilities	20,446	10,858	21,424	11,240	23,664	9,179	13,161
Mortgage payables, net	-	173,371	-	134,978	-	-	-
Operational notes, related party	5,600	25,400	-	35,600	13,400	24,700	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	26,046	209,629	21,424	181,818	37,064	33,879	13,161
Members’ equity (deficit)
Members’ capital	305,298	93,984	318,423	81,241	652,317	214,133	274,142
Retained earnings (accumulated deficit)	(17,473)	(51,388)	(2,275)	(66,614)	(44,380)	(33,562)	10,158
Total members’ equity (deficit)	287,826	42,596	316,148	14,628	607,937	180,571	284,300
Total liabilities and members’ equity (deficit)	$313,872	$252,225	$337,572	$196,445	$645,001	$214,451	$297,462

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson	Dawson
ASSETS
Current assets:
Cash	$6,255	$7,561	$6,658	$1,021	$7,443	$4,390	$3,589
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	3,671	210	1,233	1,689	113	2,079	2,196
Due from third party property managers	3,833	3,636	3,595	5,837	3,716	3,195	2,610
Total current assets	13,759	11,406	11,485	8,547	11,272	9,664	8,395
Property and equipment, net	264,345	270,602	201,429	340,558	275,177	188,264	201,628
Total assets	$278,103	$282,008	$212,915	$349,104	$286,449	$197,928	$210,024

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,046	$3,341	$1,112	$1,552	$3,277	$1,497	$805
Tenant deposits	1,795	2,145	1,945	2,395	1,695	1,495	1,745
Due to related parties	5,800	6,257	4,858	8,793	8,353	6,255	6,732
Total current liabilities	8,641	11,743	7,915	12,739	13,326	9,247	9,282
Mortgage payables, net	141,500	-	150,266	179,322	-	145,405	144,370
Operational notes, related party	-	-	-	15,200	-	14,600	23,900
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	150,141	11,743	158,181	207,261	13,326	169,252	177,552
Members’ equity (deficit)
Members’ capital	161,649	271,998	58,302	200,749	274,036	68,590	79,094
Retained earnings (accumulated deficit)	(33,686)	(1,733)	(3,568)	(58,906)	(912)	(39,914)	(46,622)
Total members’ equity (deficit)	127,963	270,265	54,734	141,843	273,123	28,676	32,472
Total liabilities and members’ equity (deficit)	$278,103	$282,008	$212,915	$349,104	$286,449	$197,928	$210,024

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly	Dops
ASSETS
Current assets:
Cash	$4,257	$3,723	$5,934	$8,316	$5,538	$7,050	$6,913
Other receivables	-	897	-	-	-	-	-
Prepaid expenses	4,131	1,693	1,776	333	2,186	249	1,690
Due from third party property managers	4,331	5,806	4,251	1,870	4,837	7,582	2,530
Total current assets	12,719	12,120	11,961	10,518	12,560	14,881	11,133
Property and equipment, net	313,327	167,685	270,628	219,498	273,801	630,081	189,346
Total assets	$326,046	$179,805	$282,589	$230,016	$286,360	$644,962	$200,479

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,966	$1,145	$3,521	$1,067	$2,315	$4,470	$1,129
Tenant deposits	2,195	1,695	2,145	1,750	2,295	3,995	1,495
Due to related parties	13,331	4,041	6,698	11,364	9,080	14,326	5,069
Total current liabilities	17,491	6,881	12,365	14,180	13,690	22,791	7,694
Mortgage payables, net	224,669	119,563	205,898	-	205,585	-	-
Operational notes, related party	95,700	24,700	28,300	-	6,300	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	337,860	151,144	246,563	14,180	225,574	22,791	7,694
Members’ equity (deficit)
Members’ capital	118,520	66,076	94,827	218,792	93,844	654,668	190,870
Retained earnings (accumulated deficit)	(130,334)	(37,415)	(58,801)	(2,957)	(33,058)	(32,497)	1,915
Total members’ equity (deficit)	(11,815)	28,662	36,026	215,836	60,786	622,171	192,785
Total liabilities and members’ equity (deficit)	$326,046	$179,805	$282,589	$230,016	$286,360	$644,962	$200,479

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Dorchester	Dunbar	Eagle	Eastfair	Eastwood	Elevation	Ella
ASSETS
Current assets:
Cash	$12,640	$4,434	$7,963	$5,741	$12,782	$2,621	$8,185
Other receivables	-	-	1,177	-	-	-	-
Prepaid expenses	703	-	3,134	2,439	245	1,104	193
Due from third party property managers	4,525	3,953	4,132	4,661	4,112	7,872	3,780
Total current assets	17,868	8,387	16,406	12,841	17,139	11,597	12,158
Property and equipment, net	320,081	307,686	253,255	189,722	301,376	242,352	242,705
Total assets	$337,948	$316,073	$269,660	$202,563	$318,515	$253,949	$254,863

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$10,757	$3,199	$1,247	$1,157	$3,082	$1,601	$3,301
Tenant deposits	2,295	2,295	2,245	1,949	2,795	1,895	1,995
Due to related parties	14,863	15,556	5,448	5,029	4,051	11,755	6,594
Total current liabilities	27,915	21,050	8,940	8,135	9,927	15,251	11,890
Mortgage payables, net	-	-	131,933	148,094	-	170,514	-
Operational notes, related party	52,800	58,200	-	17,500	-	55,100	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	80,715	79,250	140,873	173,728	9,927	240,866	11,890
Members’ equity (deficit)
Members’ capital	338,578	319,110	139,580	59,630	326,225	100,104	251,719
Retained earnings (accumulated deficit)	(81,345)	(82,288)	(10,793)	(30,796)	(17,637)	(87,021)	(8,746)
Total members’ equity (deficit)	257,233	236,823	128,787	28,835	308,588	13,084	242,973
Total liabilities and members’ equity (deficit)	$337,948	$316,073	$269,660	$202,563	$318,515	$253,949	$254,863

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Ellen	Elm	Emporia	Ensenada	Falcon	Felix	Fenwick
ASSETS
Current assets:
Cash	$15,373	$1,210	$3,290	$8,028	$7,647	$6,166	$8,442
Other receivables	-	-	-	-	1,175	-	-
Prepaid expenses	350	1,290	2,143	4,854	3,419	334	518
Due from third party property managers	3,883	3,791	4,831	2,186	4,483	3,913	6,195
Total current assets	19,606	6,291	10,264	15,068	16,724	10,413	15,154
Property and equipment, net	233,716	146,493	317,362	505,663	253,911	236,920	281,540
Total assets	$253,323	$152,784	$327,626	$520,730	$270,635	$247,333	$296,694

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$4,075	$1,198	$1,461	$1,128	$2,245	$1,436	$1,352
Tenant deposits	2,100	1,650	2,395	3,195	2,345	2,393	4,190
Due to related parties	3,731	5,126	10,082	10,532	5,867	3,721	4,545
Total current liabilities	9,906	7,974	13,938	14,855	10,457	7,549	10,087
Mortgage payables, net	-	105,920	242,750	388,823	131,924	-	-
Operational notes, related party	-	12,400	29,700	16,100	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	9,906	126,294	286,389	419,778	142,381	7,549	10,087
Members’ equity (deficit)
Members’ capital	248,891	56,736	117,072	179,659	138,888	241,531	298,217
Retained earnings (accumulated deficit)	(5,474)	(30,246)	(75,835)	(78,707)	(10,633)	(1,747)	(11,611)
Total members’ equity (deficit)	243,417	26,490	41,237	100,952	128,255	239,784	286,607
Total liabilities and members’ equity (deficit)	$253,323	$152,784	$327,626	$520,730	$270,635	$247,333	$296,694

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Fletcher	Folly	Forest	Foster	Franklin	Gardens	General
ASSETS
Current assets:
Cash	$15,615	$8,906	$5,345	$15,297	$8,208	$5,221	$5,522
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	-	556	2,300	-	523	554	467
Due from third party property managers	3,178	4,835	16,226	-	4,309	2,518	7,336
Total current assets	18,793	14,297	23,870	15,297	13,040	8,293	13,325
Property and equipment, net	165,614	287,611	316,841	294,309	283,829	203,383	297,432
Total assets	$184,407	$301,908	$340,712	$309,606	$296,869	$211,676	$310,757

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,149	$8,248	$404	$6,246	$7,937	$1,149	$3,509
Tenant deposits	1,395	2,695	2,445	-	2,595	-	2,495
Due to related parties	2,214	13,006	10,382	5,076	4,406	5,173	4,752
Total current liabilities	4,758	23,949	13,231	11,322	14,938	6,322	10,756
Mortgage payables, net	-	-	225,412	-	-	134,948	-
Operational notes, related party	-	6,600	60,400	-	-	11,000	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	4,758	30,549	299,042	11,322	14,938	152,271	10,756
Members’ equity (deficit)
Members’ capital	173,260	299,045	131,864	304,917	296,502	81,220	303,387
Retained earnings (accumulated deficit)	6,389	(27,686)	(90,195)	(6,634)	(14,571)	(21,815)	(3,385)
Total members’ equity (deficit)	179,649	271,359	41,669	298,283	281,930	59,405	300,002
Total liabilities and members’ equity (deficit)	$184,407	$301,908	$340,712	$309,606	$296,869	$211,676	$310,757

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Goose	Grant	Greenhill	Gretal	Grove	Hadden	Hansard
ASSETS
Current assets:
Cash	$6,806	$7,591	$6,982	$14,377	$4,023	$4,004	$14,413
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,884	3,006	2,566	197	1,996	1,916	100
Due from third party property managers	3,610	5,366	5,892	4,595	3,997	3,583	7,060
Total current assets	13,301	15,963	15,439	19,169	10,016	9,504	21,573
Property and equipment, net	236,011	337,224	294,478	414,503	208,812	198,743	280,713
Total assets	$249,312	$353,187	$309,917	$433,672	$218,828	$208,247	$302,286

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,137	$890	$1,206	$2,897	$1,342	$1,194	$3,244
Tenant deposits	1,895	-	3,119	2,395	1,869	1,695	4,840
Due to related parties	3,005	6,838	5,688	8,659	6,323	4,276	5,379
Total current liabilities	8,037	7,728	10,013	13,951	9,533	7,165	13,464
Mortgage payables, net	122,848	256,682	225,647	-	155,810	141,912	-
Operational notes, related party	-	-	6,100	-	11,100	6,800	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	130,884	264,409	241,760	13,951	176,443	155,877	13,464
Members’ equity (deficit)
Members’ capital	127,243	115,703	92,377	429,207	80,727	78,781	280,364
Retained earnings (accumulated deficit)	(8,815)	(26,925)	(24,221)	(9,486)	(38,342)	(26,411)	8,458
Total members’ equity (deficit)	118,428	88,777	68,157	419,720	42,385	52,370	288,822
Total liabilities and members’ equity (deficit)	$249,312	$353,187	$309,917	$433,672	$218,828	$208,247	$302,286

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Hansel	Hargrave	Harrison	Henry	Heritage	Heron	Highland
ASSETS
Current assets:
Cash	$6,810	$5,818	$11,822	$6,861	$5,102	$4,937	$5,279
Other receivables	2,663	-	3,757	-	512	-	-
Prepaid expenses	3,480	199	1,682	63	3,000	2,358	-
Due from third party property managers	4,730	3,483	5,838	2,035	3,747	4,591	3,959
Total current assets	17,684	9,500	23,099	8,958	12,360	11,886	9,238
Property and equipment, net	371,831	220,532	419,294	393,120	266,204	262,517	262,144
Total assets	$389,515	$230,032	$442,393	$402,078	$278,564	$274,404	$271,382

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,239	$2,431	$2,441	$2,675	$1,135	$1,644	$5,342
Tenant deposits	3,003	1,945	3,045	2,395	1,995	2,369	1,845
Due to related parties	8,447	2,925	9,605	12,817	5,545	9,344	9,981
Total current liabilities	12,689	7,301	15,092	17,888	8,675	13,357	17,168
Mortgage payables, net	197,737	-	225,230	-	201,005	198,918	-
Operational notes, related party	22,600	10,300	-	45,500	19,300	7,100	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	233,026	17,601	240,321	63,388	228,980	219,375	17,168
Members’ equity (deficit)
Members’ capital	222,261	245,477	236,668	405,076	96,521	97,892	266,616
Retained earnings (accumulated deficit)	(65,772)	(33,046)	(34,597)	(66,386)	(46,937)	(42,863)	(12,402)
Total members’ equity (deficit)	156,489	212,431	202,072	338,691	49,583	55,029	254,214
Total liabilities and members’ equity (deficit)	$389,515	$230,032	$442,393	$402,078	$278,564	$274,404	$271,382

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Hines	Hobbes	Holcomb	Holland	Hollandaise	Holloway	Inglewood
ASSETS
Current assets:
Cash	$8,644	$6,321	$12,059	$4,993	$6,535	$1,944	$8,670
Other receivables	-	-	-	1,455	2,977	-	-
Prepaid expenses	-	199	-	1,997	1,940	2,444	1,033
Due from third party property managers	3,224	4,586	620	3,891	3,582	6,599	6,219
Total current assets	11,867	11,107	12,679	12,336	15,033	10,987	15,922
Property and equipment, net	237,305	220,821	323,511	187,779	331,024	299,903	622,177
Total assets	$249,173	$231,928	$336,190	$200,115	$346,058	$310,891	$638,099

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,221	$2,229	$2,593	$1,156	$984	$310	$5,832
Tenant deposits	1,845	2,393	2,095	2,168	1,895	3,119	3,445
Due to related parties	10,823	2,905	14,851	9,231	6,392	9,086	13,354
Total current liabilities	15,889	7,527	19,539	12,554	9,271	12,515	22,632
Mortgage payables, net	-	-	-	145,410	253,175	218,492	-
Operational notes, related party	8,200	-	-	-	18,500	9,900	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	24,089	7,527	19,539	157,965	280,946	240,907	22,632
Members’ equity (deficit)
Members’ capital	243,057	236,710	331,148	78,207	131,076	112,058	653,620
Retained earnings (accumulated deficit)	(17,973)	(12,309)	(14,497)	(36,056)	(65,964)	(42,075)	(38,153)
Total members’ equity (deficit)	225,084	224,401	316,651	42,151	65,112	69,983	615,467
Total liabilities and members’ equity (deficit)	$249,173	$231,928	$336,190	$200,115	$346,058	$310,891	$638,099

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Irene	Jack	Jake	Jefferson	Jill	Johnny	June
ASSETS
Current assets:
Cash	$13,815	$6,107	$8,525	$14,643	$6,906	$9,804	$7,778
Other receivables	-	4,592	-	-	4,967	-	-
Prepaid expenses	211	718	380	873	2,415	177	178
Due from third party property managers	2,832	4,729	4,890	4,809	4,134	-	5,500
Total current assets	16,858	16,146	13,795	20,324	18,422	9,981	13,456
Property and equipment, net	165,614	378,802	536,834	254,161	367,262	535,100	535,100
Total assets	$182,472	$394,948	$550,630	$274,486	$385,684	$545,081	$548,556

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,375	$1,043	$8,187	$2,784	$970	$4,456	$8,852
Tenant deposits	1,395	3,143	2,995	2,595	2,195	-	2,945
Due to related parties	2,202	8,546	24,653	4,870	8,520	23,915	23,747
Total current liabilities	4,971	12,732	35,835	10,249	11,685	28,372	35,545
Mortgage payables, net	-	287,072	-	-	197,061	-	-
Operational notes, related party	-	17,200	16,900	-	-	15,200	12,600
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	4,971	317,003	52,735	10,249	208,746	43,572	48,145
Members’ equity (deficit)
Members’ capital	172,369	140,476	565,640	248,300	214,282	552,405	560,784
Retained earnings (accumulated deficit)	5,131	(62,532)	(67,746)	15,937	(37,345)	(50,897)	(60,372)
Total members’ equity (deficit)	177,500	77,944	497,895	264,237	176,938	501,509	500,411
Total liabilities and members’ equity (deficit)	$182,472	$394,948	$550,630	$274,486	$385,684	$545,081	$548,556

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn	Kessler	Kingsley
ASSETS
Current assets:
Cash	$7,421	$3,969	$5,850	$5,955	$2,480	$4,116	$3,490
Other receivables	1,653	741	-	-	2,268	1,518	-
Prepaid expenses	849	2,056	288	249	1,868	2,368	-
Due from third party property managers	3,326	-	6,042	-	5,877	3,110	5,516
Total current assets	13,248	6,766	12,181	6,204	12,493	11,111	9,007
Property and equipment, net	187,605	249,228	388,125	630,081	303,665	238,041	278,213
Total assets	$200,853	$255,993	$400,306	$636,285	$316,158	$249,152	$287,219

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,199	$2,532	$846	$5,531	$1,316	$2,088	$1,617
Tenant deposits	1,550	-	2,795	-	1,995	1,595	2,395
Due to related parties	4,365	6,138	17,741	13,878	14,005	6,087	5,556
Total current liabilities	7,114	8,671	21,382	19,409	17,316	9,770	9,568
Mortgage payables, net	138,206	190,586	-	-	235,729	125,549	212,543
Operational notes, related party	6,900	-	-	5,100	23,600	13,600	22,200
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	152,220	199,257	21,382	24,509	276,645	148,919	244,311
Members’ equity (deficit)
Members’ capital	77,123	84,911	402,598	674,153	114,391	146,559	95,286
Retained earnings (accumulated deficit)	(28,490)	(28,175)	(23,674)	(62,377)	(74,878)	(46,326)	(52,377)
Total members’ equity (deficit)	48,633	56,736	378,924	611,776	39,513	100,234	42,909
Total liabilities and members’ equity (deficit)	$200,853	$255,993	$400,306	$636,285	$316,158	$249,152	$287,219

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Kirkwood	Korin	Lallie	Lanier	Lannister	Latte	Lennox
ASSETS
Current assets:
Cash	$1,936	$13,317	$1,613	$3,950	$2,178	$15,885	$4,684
Other receivables	1,638	-	-	-	2,103	-	-
Prepaid expenses	2,105	-	213	2,913	2,400	289	499
Due from third party property managers	3,132	4,195	5,135	4,832	1,606	5,662	3,870
Total current assets	8,811	17,511	6,962	11,695	8,287	21,835	9,053
Property and equipment, net	242,977	257,035	333,164	346,470	161,432	333,222	191,229
Total assets	$251,788	$274,546	$340,126	$358,164	$169,719	$355,057	$200,281

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,450	$4,532	$2,490	$1,033	$1,714	$848	$1,181
Tenant deposits	1,650	1,995	2,495	2,295	1,395	2,195	1,795
Due to related parties	5,122	4,931	39,068	8,343	6,269	20,351	5,162
Total current liabilities	9,222	11,458	44,053	11,671	9,378	23,394	8,138
Mortgage payables, net	180,144	-	237,827	261,504	112,806	-	137,925
Operational notes, related party	34,100	-	57,200	11,800	18,700	12,600	9,700
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	223,466	11,458	339,080	284,975	140,884	35,994	155,763
Members’ equity (deficit)
Members’ capital	86,877	250,902	121,831	124,976	74,454	340,926	68,810
Retained earnings (accumulated deficit)	(58,554)	12,186	(120,786)	(51,787)	(45,618)	(21,863)	(24,292)
Total members’ equity (deficit)	28,322	263,089	1,045	73,189	28,835	319,063	44,518
Total liabilities and members’ equity (deficit)	$251,788	$274,546	$340,126	$358,164	$169,719	$355,057	$200,281

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Lierly	Lily	Limestone	Litton	Longwoods	Lookout	Loretta
ASSETS
Current assets:
Cash	$11,313	$4,372	$3,582	$11,985	$4,341	$10,530	$8,678
Other receivables	-	4,147	1,860	-	-	-	-
Prepaid expenses	35	4,069	749	223	-	104	630
Due from third party property managers	2,331	4,641	5,097	4,223	1,637	4,232	9,278
Total current assets	13,679	17,230	11,287	16,431	5,978	14,867	18,586
Property and equipment, net	186,007	474,572	259,563	296,237	252,959	314,517	627,058
Total assets	$199,686	$491,802	$270,850	$312,668	$258,937	$329,384	$645,644

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,360	-	$1,743	$2,723	$5,618	$2,191	$5,766
Tenant deposits	1,750	2,395	2,095	2,545	1,950	2,245	6,390
Due to related parties	4,656	12,915	7,582	6,251	4,515	13,449	13,857
Total current liabilities	11,766	15,310	11,419	11,519	12,083	17,885	26,013
Mortgage payables, net	130,000	308,851	201,049	158,467	-	-	-
Operational notes, related party	-	64,000	21,400	-	-	-	3,200
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	141,766	388,161	233,868	169,986	12,083	17,885	29,213
Members’ equity (deficit)
Members’ capital	54,785	205,030	103,398	161,610	266,859	310,891	642,057
Retained earnings (accumulated deficit)	3,135	(101,389)	(66,417)	(18,928)	(20,004)	608	(25,626)
Total members’ equity (deficit)	57,920	103,641	36,981	142,682	246,854	311,498	616,431
Total liabilities and members’ equity (deficit)	$199,686	$491,802	$270,850	$312,668	$258,937	$329,384	$645,644

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Louis	Louise	Lovejoy	Luna	Lurleen	Madison	Mae
ASSETS
Current assets:
Cash	$17,359	$5,937	$3,929	$3,852	$1,873	$5,646	$9,035
Other receivables	3,101	1,667	1,176	-	-	1,361	-
Prepaid expenses	562	2,139	2,819	1,501	216	977	397
Due from third party property managers	3,994	4,075	2,550	4,263	3,584	3,667	6,740
Total current assets	25,015	13,817	10,473	9,616	5,673	11,652	16,171
Property and equipment, net	252,880	250,070	266,252	189,722	207,211	187,567	323,451
Total assets	$277,896	$263,888	$276,725	$199,338	$212,884	$199,218	$339,623

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,426	$1,017	$1,304	$1,627	$1,656	$1,206	$8,612
Tenant deposits	2,145	1,895	1,995	1,895	1,695	2,174	4,190
Due to related parties	7,126	7,317	7,716	6,189	6,949	5,319	7,062
Total current liabilities	10,697	10,228	11,014	9,711	10,300	8,698	19,865
Mortgage payables, net	-	180,150	203,111	148,094	108,900	100,035	-
Operational notes, related party	-	-	12,300	17,800	12,400	15,900	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	10,697	190,378	226,425	175,605	131,600	124,633	19,865
Members’ equity (deficit)
Members’ capital	264,800	90,210	91,179	59,442	121,234	111,071	327,208
Retained earnings (accumulated deficit)	2,398	(16,700)	(40,879)	(35,709)	(39,950)	(36,485)	(7,449)
Total members’ equity (deficit)	267,198	73,510	50,300	23,733	81,284	74,586	319,758
Total liabilities and members’ equity (deficit)	$277,896	$263,888	$276,725	$199,338	$212,884	$199,218	$339,623

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Magnolia	Malbec	Mammoth	Marcelo	Marie	Marietta	Marion
ASSETS
Current assets:
Cash	$4,419	$3,802	$3,697	$8,292	$16,085	$3,255	$7,303
Other receivables	1,750	-	1,331	-	-	1,833	-
Prepaid expenses	1,671	3,005	3,134	-	105	2,302	1,169
Due from third party property managers	5,131	4,329	4,423	255	5,080	4,574	3,892
Total current assets	12,972	11,136	12,586	8,547	21,271	11,964	12,364
Property and equipment, net	230,318	280,882	309,247	260,747	295,822	277,074	245,545
Total assets	$243,290	$292,018	$321,833	$269,294	$317,093	$289,037	$257,909

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,224	$575	$1,487	$1,090	$2,134	$1,098	$3,795
Tenant deposits	3,290	2,195	2,095	1,750	2,745	2,195	2,295
Due to related parties	4,973	6,597	10,833	6,140	5,690	7,956	4,535
Total current liabilities	9,487	9,367	14,416	8,980	10,568	11,249	10,625
Mortgage payables, net	171,270	205,168	235,782	-	-	148,731	-
Operational notes, related party	23,800	6,500	44,300	-	-	18,900	5,800
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	204,557	221,035	294,497	8,980	10,568	178,880	16,425
Members’ equity (deficit)
Members’ capital	87,495	93,546	118,444	267,767	283,146	169,505	257,598
Retained earnings (accumulated deficit)	(48,762)	(22,563)	(91,108)	(7,453)	23,378	(59,348)	(16,114)
Total members’ equity (deficit)	38,733	70,983	27,335	260,314	306,524	110,157	241,484
Total liabilities and members’ equity (deficit)	$243,290	$292,018	$321,833	$269,294	$317,093	$289,037	$257,909

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Marple	Martell	Mary	Matchingham	McGregor	McLovin	Meadow
ASSETS
Current assets:
Cash	$6,362	$7,027	$13,685	$3,304	$8,301	$5,326	$5,032
Other receivables	-	-	-	-	-	4,330	2,125
Prepaid expenses	-	-	481	3,063	-	5,863	1,822
Due from third party property managers	3,271	3,686	4,428	4,002	3,772	6,556	2,034
Total current assets	9,632	10,713	18,593	10,369	12,072	22,074	11,013
Property and equipment, net	164,810	244,102	255,042	188,192	273,393	485,947	285,064
Total assets	$174,442	$254,815	$273,635	$198,561	$285,465	$508,021	$296,077

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,217	$3,738	$2,640	$1,067	$4,808	-	$1,421
Tenant deposits	1,943	1,945	2,095	1,895	1,895	3,495	-
Due to related parties	5,596	4,201	4,140	7,763	15,448	11,113	10,658
Total current liabilities	8,755	9,885	8,875	10,726	22,151	14,608	12,080
Mortgage payables, net	-	-	-	144,772	-	364,461	212,873
Operational notes, related party	-	6,200	-	-	-	20,900	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	8,755	16,085	8,875	155,498	22,151	399,969	224,953
Members’ equity (deficit)
Members’ capital	179,284	259,455	253,450	56,666	272,673	158,241	120,941
Retained earnings (accumulated deficit)	(13,597)	(20,724)	11,309	(13,603)	(9,359)	(50,189)	(49,817)
Total members’ equity (deficit)	165,687	238,731	264,760	43,063	263,314	108,053	71,124
Total liabilities and members’ equity (deficit)	$174,442	$254,815	$273,635	$198,561	$285,465	$508,021	$296,077

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Mimosa	Mojave	Murphy	Mycroft	Nugget	Odessa	Olive
ASSETS
Current assets:
Cash	$6,936	$5,636	$3,638	$2,972	$9,228	$7,397	$4,191
Other receivables	-	2,085	1,918	-	-	1,354	1,280
Prepaid expenses	81	1,284	2,046	-	-	3,592	1,354
Due from third party property managers	4,371	3,925	4,189	2,714	5,993	4,648	7,229
Total current assets	11,388	12,930	11,791	5,686	15,220	16,992	14,054
Property and equipment, net	195,010	214,415	264,948	168,543	510,334	474,689	206,108
Total assets	$206,398	$227,346	$276,738	$174,229	$525,554	$491,681	$220,162

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,716	$1,139	$2,422	$1,254	$9,582	$1,786	$1,184
Tenant deposits	1,495	2,195	1,995	1,395	3,145	3,395	1,895
Due to related parties	5,451	7,167	5,373	4,517	26,439	9,817	7,527
Total current liabilities	8,662	10,501	9,789	7,166	39,165	14,998	10,606
Mortgage payables, net	106,559	160,375	205,277	-	-	371,446	124,391
Operational notes, related party	5,800	6,900	5,300	-	-	41,400	19,000
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	121,022	177,776	220,366	7,166	39,165	427,843	153,997
Members’ equity (deficit)
Members’ capital	114,304	60,147	90,341	175,271	515,791	176,018	103,676
Retained earnings (accumulated deficit)	(28,927)	(10,578)	(33,968)	(8,208)	(29,403)	(112,180)	(37,511)
Total members’ equity (deficit)	85,377	49,569	56,373	167,063	486,389	63,837	66,165
Total liabilities and members’ equity (deficit)	$206,398	$227,346	$276,738	$174,229	$525,554	$491,681	$220,162

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Oly	Onyx	Oscar	Osceola	Osprey	Otoro	Palmer
ASSETS
Current assets:
Cash	$3,777	$4,524	$6,621	$6,009	$9,828	$248	$7,443
Other receivables	4,490	-	-	-	-	1,780	-
Prepaid expenses	3,498	-	752	2,196	362	1,527	509
Due from third party property managers	5,925	3,250	4,443	4,208	2,687	10,325	-
Total current assets	17,691	7,774	11,816	12,413	12,878	13,879	7,952
Property and equipment, net	477,484	313,365	238,376	263,107	321,272	359,975	285,510
Total assets	$495,175	$321,139	$250,193	$275,520	$334,150	$373,854	$293,461

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$3,303	$1,438	$1,437	$9,557	$1,800	$5,933
Tenant deposits	2,995	2,395	2,793	1,995	2,295	2,319	1,895
Due to related parties	9,357	4,808	5,460	6,772	14,325	24,822	4,188
Total current liabilities	12,352	10,507	9,691	10,205	26,177	28,940	12,016
Mortgage payables, net	365,163	-	-	-	-	271,943	-
Operational notes, related party	6,000	-	-	8,200	-	78,700	6,000
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	383,515	10,507	9,691	18,405	26,177	379,583	18,016
Members’ equity (deficit)
Members’ capital	160,366	320,768	253,527	292,330	333,097	130,815	291,320
Retained earnings (accumulated deficit)	(48,706)	(10,136)	(13,026)	(35,215)	(25,123)	(136,544)	(15,875)
Total members’ equity (deficit)	111,660	310,632	240,502	257,115	307,973	(5,729)	275,445
Total liabilities and members’ equity (deficit)	$495,175	$321,139	$250,193	$275,520	$334,150	$373,854	$293,461

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Patrick	Peanut	Pearl	Pecan	Peterson	Piedmont	Pinot
ASSETS
Current assets:
Cash	$7,045	$4,099	$6,992	$8,880	$17,144	$5,323	$7,873
Other receivables	-	1,384	-	-	-	3,445	-
Prepaid expenses	55	856	233	31	239	3,106	4,549
Due from third party property managers	3,022	3,751	5,241	4,070	3,230	3,716	4,720
Total current assets	10,122	10,090	12,466	12,982	20,612	15,590	17,142
Property and equipment, net	185,523	195,646	497,393	181,059	213,663	350,951	283,596
Total assets	$195,645	$205,735	$509,859	$194,041	$234,275	$366,540	$300,738

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$4,590	$1,104	$4,468	$4,796	$1,354	$1,116	$1,139
Tenant deposits	1,595	2,093	2,745	2,295	1,650	2,295	2,395
Due to related parties	8,903	5,811	23,184	5,229	5,223	10,479	6,720
Total current liabilities	15,088	9,007	30,397	12,320	8,227	13,890	10,254
Mortgage payables, net	107,917	145,379	-	112,471	-	188,398	207,298
Operational notes, related party	-	-	7,800	-	-	-	5,900
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	123,005	154,387	38,197	124,791	8,227	202,288	223,451
Members’ equity (deficit)
Members’ capital	83,036	69,093	520,958	67,518	225,301	217,571	92,401
Retained earnings (accumulated deficit)	(10,396)	(17,745)	(49,296)	1,732	747	(53,319)	(15,115)
Total members’ equity (deficit)	72,640	51,349	471,662	69,250	226,048	164,253	77,286
Total liabilities and members’ equity (deficit)	$195,645	$205,735	$509,859	$194,041	$234,275	$366,540	$300,738

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Pioneer	Plumtree	Point	Porthos	Quincy	Redondo	Regency
ASSETS
Current assets:
Cash	$8,603	$5,575	$8,501	$12,110	$8,085	$5,755	$6,266
Other receivables	-	-	-	-	-	1,895	-
Prepaid expenses	47	32	3,876	-	-	208	711
Due from third party property managers	6,571	3,145	3,824	4,596	5,989	3,762	4,357
Total current assets	15,222	8,752	16,201	16,706	14,074	11,620	11,334
Property and equipment, net	535,023	174,869	347,372	284,106	499,721	289,125	263,285
Total assets	$550,245	$183,621	$363,573	$300,812	$513,796	$300,745	$274,619

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$8,484	$4,758	$1,012	$6,297	$6,143	$4,309	$6,011
Tenant deposits	3,445	1,550	2,095	2,295	3,495	2,195	2,295
Due to related parties	23,452	5,296	6,509	4,770	11,202	9,223	8,699
Total current liabilities	35,380	11,603	9,616	13,362	20,840	15,726	17,005
Mortgage payables, net	-	110,191	265,329	-	-	156,056	136,125
Operational notes, related party	-	-	17,600	-	24,400	9,300	5,000
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	35,380	121,794	292,545	13,362	45,240	181,083	158,130
Members’ equity (deficit)
Members’ capital	547,448	63,327	128,078	290,014	514,325	172,586	140,738
Retained earnings (accumulated deficit)	(32,584)	(1,500)	(57,049)	(2,564)	(45,769)	(52,923)	(24,249)
Total members’ equity (deficit)	514,864	61,827	71,029	287,450	468,556	119,662	116,489
Total liabilities and members’ equity (deficit)	$550,245	$183,621	$363,573	$300,812	$513,796	$300,745	$274,619

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond	Ridge	Ritter
ASSETS
Current assets:
Cash	$572	$13,793	$905	$11,137	$16,001	$3,484	$7,963
Other receivables	-	-	2,051	-	-	897	-
Prepaid expenses	275	491	1,700	215	347	2,920	103
Due from third party property managers	503	5,656	2,159	3,735	5,575	5,032	4,971
Total current assets	1,351	19,940	6,816	15,086	21,922	12,333	13,037
Property and equipment, net	426,919	392,682	285,113	287,602	360,117	192,111	459,836
Total assets	$428,270	$412,623	$291,929	$302,688	$382,039	$204,444	$472,873

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,382	$832	$1,321	$3,823	$3,918	$1,262	$6,299
Tenant deposits	2,195	2,495	2,195	1,895	3,443	2,543	2,495
Due to related parties	8,752	17,420	33,030	6,148	6,080	4,670	20,666
Total current liabilities	12,329	20,747	36,545	11,866	13,440	8,474	29,460
Mortgage payables, net	-	-	221,908	-	-	138,569	-
Operational notes, related party	82,500	-	12,000	-	-	5,600	15,800
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	94,829	20,747	270,453	11,866	13,440	152,643	45,260
Members’ equity (deficit)
Members’ capital	434,047	394,343	110,520	294,555	381,485	70,521	486,580
Retained earnings (accumulated deficit)	(100,606)	(2,468)	(89,044)	(3,733)	(12,887)	(18,720)	(58,968)
Total members’ equity (deficit)	333,441	391,875	21,476	290,822	368,599	51,801	427,613
Total liabilities and members’ equity (deficit)	$428,270	$412,623	$291,929	$302,688	$382,039	$204,444	$472,873

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	River	Riverwalk	Rooney	Roseberry	Rosewood	Roxy	Saddlebred
ASSETS
Current assets:
Cash	$5,489	$14,598	$10,136	$4,604	$8,307	$5,754	$5,510
Other receivables	-	-	3,189	4,050	-	2,980	-
Prepaid expenses	674	-	2,131	1,571	685	1,573	3,610
Due from third party property managers	5,426	4,978	1,075	8,586	4,863	4,185	6,112
Total current assets	11,590	19,576	16,530	18,811	13,855	14,492	15,231
Property and equipment, net	235,294	360,918	335,117	290,343	246,069	296,369	429,273
Total assets	$246,884	$380,494	$351,646	$309,154	$259,924	$310,860	$444,505

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,232	$2,608	$1,109	$814	$1,037	$1,101	$-
Tenant deposits	2,993	2,845	-	3,443	2,768	1,995	3,045
Due to related parties	7,257	16,351	7,373	6,845	5,340	5,555	8,789
Total current liabilities	11,482	21,804	8,482	11,101	9,145	8,651	11,834
Mortgage payables, net	170,514	-	256,682	209,259	187,097	218,390	329,716
Operational notes, related party	-	-	9,400	13,000	4,100	15,200	23,400
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	181,996	21,804	274,564	233,360	200,342	242,242	364,949
Members’ equity (deficit)
Members’ capital	83,665	366,404	117,830	103,199	88,921	107,807	162,365
Retained earnings (accumulated deficit)	(18,777)	(7,714)	(40,747)	(27,405)	(29,339)	(39,188)	(82,810)
Total members’ equity (deficit)	64,888	358,690	77,083	75,794	59,582	68,619	79,555
Total liabilities and members’ equity (deficit)	$246,884	$380,494	$351,646	$309,154	$259,924	$310,860	$444,505

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Saint	Sajni	Salem	Salinas	Saturn	Scepter	Sequoyah
ASSETS
Current assets:
Cash	$11,686	$3,714	$5,580	$6,527	$3,501	$5,623	$4,473
Other receivables	1,971	-	-	-	1	1,861	-
Prepaid expenses	1,693	10	4,029	-	1,072	2,581	257
Due from third party property managers	4,641	-	4,342	3,635	3,238	3,126	4,268
Total current assets	19,991	3,724	13,950	10,162	7,812	13,190	8,999
Property and equipment, net	291,718	296,651	280,850	217,383	192,533	244,589	232,163
Total assets	$311,709	$300,375	$294,800	$227,545	$200,345	$257,779	$241,162

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,033	$1,265	$946	$2,728	$1,253	$1,126	$4,688
Tenant deposits	2,495	-	2,195	1,945	1,495	2,195	2,295
Due to related parties	6,099	6,963	5,904	8,610	8,349	7,037	4,768
Total current liabilities	9,627	8,228	9,045	13,283	11,096	10,358	11,750
Mortgage payables, net	209,957	-	209,067	-	138,211	187,134	122,812
Operational notes, related party	-	23,700	19,500	20,300	11,900	6,800	23,500
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	219,585	31,928	237,613	33,583	161,208	204,291	158,062
Members’ equity (deficit)
Members’ capital	94,499	286,988	93,530	223,932	82,739	88,543	134,782
Retained earnings (accumulated deficit)	(2,375)	(18,540)	(36,342)	(29,970)	(43,601)	(35,055)	(51,682)
Total members’ equity (deficit)	92,124	268,448	57,188	193,962	39,138	53,488	83,100
Total liabilities and members’ equity (deficit)	$311,709	$300,375	$294,800	$227,545	$200,345	$257,779	$241,162

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Shallowford	Shoreline	Sigma	Simon	Sims	Soapstone	Sodalis
ASSETS
Current assets:
Cash	$4,733	$1,988	$6,888	$14,658	$10,264	$6,886	$5,987
Other receivables	2,586	-	1,055	-	-	-	-
Prepaid expenses	2,209	1,646	2,369	470	478	-	52
Due from third party property managers	4,125	4,982	786	4,338	4,017	4,182	3,715
Total current assets	13,653	8,617	11,098	19,467	14,760	11,068	9,754
Property and equipment, net	330,131	274,170	344,235	272,378	256,183	198,530	281,338
Total assets	$343,784	$282,787	$355,333	$291,845	$270,943	$209,598	$291,092

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,424	$751	$1,294	$3,151	$1,033	$4,826	$6,963
Tenant deposits	2,095	2,095	2,869	2,345	2,768	2,350	1,895
Due to related parties	7,153	8,181	6,868	4,534	4,396	7,143	5,004
Total current liabilities	10,672	11,027	11,031	10,030	8,196	14,318	13,863
Mortgage payables, net	177,103	210,073	267,098	-	-	127,154	-
Operational notes, related party	14,500	30,200	-	-	-	3,900	30,200
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	202,276	251,300	278,129	10,030	8,196	145,372	44,063
Members’ equity (deficit)
Members’ capital	202,601	94,561	114,555	277,237	265,908	67,543	279,646
Retained earnings (accumulated deficit)	(61,093)	(63,074)	(37,352)	4,578	(3,161)	(3,317)	(32,617)
Total members’ equity (deficit)	141,508	31,486	77,204	281,815	262,747	64,226	247,029
Total liabilities and members’ equity (deficit)	$343,784	$282,787	$355,333	$291,845	$270,943	$209,598	$291,092

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Spencer	Splash	Spring	Stonebriar	Sugar	Summerset	Sundance
ASSETS
Current assets:
Cash	$4,372	$5,946	$5,140	$4,401	$3,242	$6,738	$6,238
Other receivables	-	-	-	1,261	1,522	410	-
Prepaid expenses	1,032	150	139	1,572	3,765	-	178
Due from third party property managers	1,833	3,250	5,327	3,394	5,430	4,909	4,867
Total current assets	7,237	9,345	10,606	10,628	13,959	12,057	11,283
Property and equipment, net	265,274	198,779	226,193	184,411	274,934	233,778	293,699
Total assets	$272,511	$208,124	$236,799	$195,038	$288,893	$245,836	$304,983

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,209	$4,138	$6,685	$1,437	$514	$2,560	$5,485
Tenant deposits	2,349	1,550	3,590	1,395	3,590	-	2,595
Due to related parties	7,760	4,923	7,003	4,075	10,376	5,595	6,083
Total current liabilities	11,319	10,611	17,278	6,907	14,480	8,155	14,163
Mortgage payables, net	192,713	122,087	-	132,857	199,150	163,710	156,056
Operational notes, related party	9,400	17,700	-	16,000	6,000	24,500	12,700
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	213,431	150,398	17,278	155,764	219,630	196,366	182,919
Members’ equity (deficit)
Members’ capital	91,238	69,790	231,753	70,888	116,943	86,146	169,961
Retained earnings (accumulated deficit)	(32,158)	(12,064)	(12,232)	(31,613)	(47,680)	(36,676)	(47,898)
Total members’ equity (deficit)	59,080	57,726	219,521	39,274	69,263	49,470	122,064
Total liabilities and members’ equity (deficit)	$272,511	$208,124	$236,799	$195,038	$288,893	$245,836	$304,983

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Sunnyside	Swift	Taylor	Terracotta	Theodore	Tulip	Tuscan
ASSETS
Current assets:
Cash	$15,864	$7,662	$743	$1,877	$12,760	$4,790	$12,402
Other receivables	-	-	1,597	2,333	-	-	-
Prepaid expenses	219	-	902	1,552	470	3,930	454
Due from third party property managers	3,013	4,553	561	3,435	4,277	4,648	4,800
Total current assets	19,096	12,215	3,803	9,197	17,507	13,368	17,656
Property and equipment, net	205,153	314,217	211,680	292,630	270,351	287,963	283,251
Total assets	$224,249	$326,432	$215,483	$301,827	$287,858	$301,331	$300,907

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,103	$3,179	$1,295	$1,838	$3,135	$1,815	$11,860
Tenant deposits	1,595	2,195	848	1,745	2,245	2,195	2,295
Due to related parties	6,132	16,884	11,397	8,557	4,207	6,245	7,444
Total current liabilities	8,830	22,258	13,540	12,139	9,587	10,255	21,599
Mortgage payables, net	-	-	112,280	220,490	-	219,788	180,940
Operational notes, related party	-	-	11,100	32,400	-	24,300	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	8,830	22,258	136,920	265,029	9,587	254,342	202,539
Members’ equity (deficit)
Members’ capital	207,630	316,097	134,819	110,159	278,497	100,561	105,201
Retained earnings (accumulated deficit)	7,789	(11,923)	(56,256)	(73,361)	(226)	(53,572)	(6,833)
Total members’ equity (deficit)	215,419	304,173	78,563	36,798	278,271	46,989	98,368
Total liabilities and members’ equity (deficit)	$224,249	$326,432	$215,483	$301,827	$287,858	$301,331	$300,907

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Tuscarora	Tuxford	Vernon	Walton	Wave	Weldon	Wellington
ASSETS
Current assets:
Cash	$9,622	$2,895	$4,326	$6,815	$3,693	$5,111	$5,475
Other receivables	6,076	-	1,683	-	2,618	1,455	-
Prepaid expenses	110	4,731	2,600	81	1,466	990	-
Due from third party property managers	5,293	2,465	4,971	3,816	9,190	3,962	3,076
Total current assets	21,100	10,090	13,580	10,712	16,967	11,518	8,551
Property and equipment, net	309,724	237,095	232,007	283,431	302,893	187,609	378,420
Total assets	$330,824	$247,185	$245,587	$294,144	$319,860	$199,127	$386,971

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$4,049	$1,678	$1,340	$5,952	$1,592	$1,156	$1,268
Tenant deposits	2,895	1,995	2,843	1,895	2,195	2,168	2,395
Due to related parties	5,963	10,465	7,861	12,229	11,826	7,518	7,947
Total current liabilities	12,907	14,138	12,043	20,077	15,613	10,841	11,610
Mortgage payables, net	-	176,678	180,009	-	221,881	134,978	-
Operational notes, related party	-	25,800	7,400	37,500	94,200	-	8,200
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	12,907	216,616	199,452	57,577	331,693	145,819	19,810
Members’ equity (deficit)
Members’ capital	315,572	91,763	81,328	286,030	111,541	77,965	386,649
Retained earnings (accumulated deficit)	2,345	(61,193)	(35,193)	(49,463)	(123,374)	(24,657)	(19,487)
Total members’ equity (deficit)	317,917	30,570	46,135	236,567	(11,833)	53,308	367,161
Total liabilities and members’ equity (deficit)	$330,824	$247,185	$245,587	$294,144	$319,860	$199,127	$386,971

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Wentworth	Wescott	Westchester	Wildwood	Willow	Wilson	Winchester
ASSETS
Current assets:
Cash	$7,375	$4,234	$4,351	$7,246	$2,402	$6,888	$7,823
Other receivables	775	-	-	1,221	-	-	-
Prepaid expenses	1,482	80	1,787	1,343	222	61	426
Due from third party property managers	3,500	5,068	5,224	3,687	2,934	4,644	3,979
Total current assets	13,132	9,382	11,362	13,498	5,559	11,593	12,228
Property and equipment, net	207,461	249,761	301,388	200,578	267,566	352,149	252,922
Total assets	$220,593	$259,143	$312,751	$214,075	$273,125	$363,742	$265,150

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,112	$1,171	$1,266	$1,137	$3,341	$5,233	$1,264
Tenant deposits	1,595	3,440	2,595	1,945	1,545	2,445	1,895
Due to related parties	5,051	11,481	7,621	5,829	8,796	8,542	8,708
Total current liabilities	7,758	16,093	11,482	8,910	13,682	16,220	11,867
Mortgage payables, net	155,333	133,190	196,572	107,410	-	-	-
Operational notes, related party	-	20,800	27,300	-	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	163,090	170,083	235,353	116,321	13,682	16,220	11,867
Members’ equity (deficit)
Members’ capital	59,116	143,156	139,161	108,462	274,527	353,841	264,871
Retained earnings (accumulated deficit)	(1,614)	(54,096)	(61,764)	(10,707)	(15,085)	(6,319)	(11,588)
Total members’ equity (deficit)	57,502	89,060	77,397	97,755	259,442	347,522	253,283
Total liabilities and members’ equity (deficit)	$220,593	$259,143	$312,751	$214,075	$273,125	$363,742	$265,150

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2025

	Windsor	Winston	Wisteria	Unallocated members’ capital	Consolidated
ASSETS
Current assets:
Cash	$3,407	$10,795	$7,828	$-	$1,721,037
Other receivables	-	-	1,403	-	130,591
Prepaid expenses	1,823	213	1,090	-	272,991
Due from third party property managers	5,217	5,497	5,457	-	1,018,404
Total current assets	10,447	16,505	15,777	-	3,143,023
Property and equipment, net	309,519	301,291	273,510	-	70,161,226
Total assets	$319,966	$317,796	$289,287	$-	$73,304,250

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$801	$1,430	$930	$-	$645,998
Tenant deposits	2,595	1,795	3,143	-	530,771
Due to related parties	13,868	10,077	4,953	-	2,109,385
Total current liabilities	17,264	13,302	9,026	-	3,286,154
Mortgage payables, net	224,929	-	205,459	-	23,738,051
Operational notes, related party	48,300	-	9,300	-	2,693,700
Due to commonly controlled entity	-	-	-	179,235	179,235
Total liabilities	290,493	13,302	223,785	179,235	29,897,139
Members’ equity (deficit)
Members’ capital	114,006	312,210	93,606	-	51,037,102
Retained earnings (accumulated deficit)	(84,532)	(7,716)	(28,104)	(179,235)	(7,629,992)
Total members’ equity (deficit)	29,474	304,494	65,502	(179,235)	43,407,111
Total liabilities and members’ equity (deficit)	$319,966	$317,796	$289,287	$-	$73,304,250

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	100	101	Abbington	Abernant	Alvin	Amber	Apollo
ASSETS
Current assets:
Cash	$14,219	$4,848	$10,672	$12,076	$26,090	$3,964	$1,694
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	662	665	764	555	781	3,109	3,152
Due from (to) third party property managers	102	5,803	8,601	3,489	1,559	3,734	4,316
Total current assets	14,983	11,316	20,037	16,120	28,430	10,807	9,162
Property and equipment, net	575,664	595,785	454,162	221,276	309,375	280,333	195,299
Total assets	$590,647	$607,102	$474,200	$237,396	$337,806	$291,140	$204,461

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$6,905	$5,654	$6,723	$2,895	$6,261	$2,679	$1,569
Tenant deposits	-	3,095	2,845	1,745	2,545	1,950	1,345
Due to (from) related parties	17,813	19,046	14,398	1,358	2,019	4,504	2,784
Total current liabilities	24,718	27,795	23,966	5,998	10,824	9,133	5,699
Mortgage payables, net	-	-	-	-	-	198,818	133,320
Operational notes, related party	-	17,900	-	-	-	6,900	20,000
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	24,718	45,695	23,966	5,998	10,824	214,851	159,018
Members’ equity (deficit)
Members’ capital	584,173	630,298	464,920	240,972	325,421	111,583	71,017
Retained earnings (accumulated deficit)	(18,244)	(68,891)	(14,687)	(9,574)	1,560	(35,295)	(25,574)
Total members’ equity (deficit)	565,929	561,406	450,233	231,398	326,981	76,289	45,443
Total liabilities and members’ equity (deficit)	$590,647	$607,102	$474,200	$237,396	$337,806	$291,140	$204,461

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier
ASSETS
Current assets:
Cash	$5,281	$19,643	$3,606	$6,934	$5,085	$12,717	$6,425
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,564	912	2,404	471	2,281	414	4,370
Due from (to) third party property managers	3,783	3,905	4,320	3,977	4,789	4,838	3,529
Total current assets	11,628	24,460	10,330	11,381	12,155	17,970	14,324
Property and equipment, net	240,476	286,622	271,005	318,137	237,551	293,005	323,643
Total assets	$252,103	$311,082	$281,335	$329,519	$249,706	$310,975	$337,967

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,708	$2,995	$1,747	$2,576	$1,967	$4,882	$1,551
Tenant deposits	2,245	1,995	1,795	1,995	2,195	2,320	2,245
Due to (from) related parties	3,674	2,711	4,186	3,314	3,709	1,986	4,759
Total current liabilities	7,627	7,702	7,728	7,885	7,871	9,189	8,555
Mortgage payables, net	124,448	-	200,942	-	172,006	-	242,616
Operational notes, related party	9,700	-	5,400	-	17,300	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	141,774	7,702	214,070	7,885	197,176	9,189	251,171
Members’ equity (deficit)
Members’ capital	148,761	307,126	95,183	339,751	78,514	309,281	119,179
Retained earnings (accumulated deficit)	(38,432)	(3,745)	(27,918)	(18,118)	(25,985)	(7,495)	(32,384)
Total members’ equity (deficit)	110,329	303,380	67,265	321,633	52,529	301,786	86,796
Total liabilities and members’ equity (deficit)	$252,103	$311,082	$281,335	$329,519	$249,706	$310,975	$337,967

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle
ASSETS
Current assets:
Cash	$13,820	$6,984	$4,921	$7,449	$3,820	$6,160	$6,393
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	800	2,164	4,634	1,366	3,460	916	1,398
Due from (to) third party property managers	2,062	3,700	4,173	3,704	519	2,868	4,888
Total current assets	16,682	12,848	13,728	12,519	7,799	9,944	12,679
Property and equipment, net	542,706	184,273	233,527	251,160	261,618	296,522	413,881
Total assets	$559,388	$197,121	$247,254	$263,679	$269,418	$306,466	$426,560

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$8,820	$1,842	$2,150	$7,393	$1,505	$4,498	$2,434
Tenant deposits	3,345	1,595	2,619	1,845	2,295	1,945	2,649
Due to (from) related parties	16,903	3,151	3,784	7,288	10,701	6,605	6,454
Total current liabilities	29,068	6,588	8,552	16,526	14,501	13,048	11,536
Mortgage payables, net	-	129,806	163,623	-	194,570	-	-
Operational notes, related party	-	9,700	10,000	21,700	-	-	23,600
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	29,068	146,093	182,176	38,226	209,071	13,048	35,136
Members’ equity (deficit)
Members’ capital	552,801	63,701	86,632	250,601	90,397	317,941	432,714
Retained earnings (accumulated deficit)	(22,481)	(12,674)	(21,554)	(25,148)	(30,050)	(24,522)	(41,290)
Total members’ equity (deficit)	530,319	51,027	65,078	225,453	60,346	293,418	391,424
Total liabilities and members’ equity (deficit)	$559,388	$197,121	$247,254	$263,679	$269,418	$306,466	$426,560

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan
ASSETS
Current assets:
Cash	$16,602	$15,462	$7,063	$5,771	$17,919	$6,295	$4,049
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	524	346	502	1,271	672	839	3,532
Due from (to) third party property managers	4,549	3,425	3,281	4,568	4,812	3,605	5,085
Total current assets	21,675	19,233	10,845	11,611	23,403	10,738	12,666
Property and equipment, net	284,951	211,029	239,996	319,096	276,412	304,942	212,325
Total assets	$306,626	$230,262	$250,842	$330,707	$299,815	$315,681	$224,991

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,770	$2,898	$4,829	$10,180	$5,806	$2,575	$1,947
Tenant deposits	2,295	1,845	1,845	2,295	2,595	2,045	1,545
Due to (from) related parties	3,030	1,788	3,338	8,221	3,489	4,433	2,363
Total current liabilities	8,095	6,532	10,011	20,696	11,890	9,053	5,855
Mortgage payables, net	-	-	-	-	142,885	-	153,947
Operational notes, related party	-	-	7,400	-	-	10,700	35,200
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	8,095	6,532	17,411	20,696	154,776	19,753	195,001
Members’ equity (deficit)
Members’ capital	296,472	223,079	256,305	330,505	152,880	313,277	84,906
Retained earnings (accumulated deficit)	2,060	651	(22,875)	(20,494)	(7,840)	(17,349)	(54,916)
Total members’ equity (deficit)	298,531	223,730	233,430	310,011	145,040	295,928	29,990
Total liabilities and members’ equity (deficit)	$306,626	$230,262	$250,842	$330,707	$299,815	$315,681	$224,991

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Cawley
ASSETS
Current assets:
Cash	$15,889	$4,299	$5,097	$5,879	$20,020	$7,713	$17,482
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	586	506	2,349	5,455	464	360	1,014
Due from (to) third party property managers	3,387	3,535	5,494	8,779	3,620	2,221	3,951
Total current assets	19,861	8,340	12,940	20,113	24,104	10,293	22,447
Property and equipment, net	203,029	161,399	609,252	348,556	229,346	249,631	303,986
Total assets	$222,890	$169,738	$622,192	$368,669	$253,450	$259,924	$326,433

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,931	$1,818	$8,914	$2,446	$5,159	$2,419	$3,531
Tenant deposits	1,995	1,249	3,195	2,795	1,795	1,595	2,195
Due to (from) related parties	1,367	2,057	23,193	5,048	1,514	3,462	3,037
Total current liabilities	7,292	5,124	35,302	10,289	8,468	7,475	8,763
Mortgage payables, net	-	81,790	-	259,985	-	-	-
Operational notes, related party	-	13,100	-	24,200	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	7,292	100,014	35,302	294,474	8,468	7,475	8,763
Members’ equity (deficit)
Members’ capital	222,164	96,287	617,909	116,033	246,377	257,191	316,113
Retained earnings (accumulated deficit)	(6,566)	(26,563)	(31,019)	(41,837)	(1,396)	(4,742)	1,557
Total members’ equity (deficit)	215,598	69,725	586,890	74,196	244,981	252,448	317,670
Total liabilities and members’ equity (deficit)	$222,890	$169,738	$622,192	$368,669	$253,450	$259,924	$326,433

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Centennial	Chaparral	Chelsea	Chester	Chickamauga	Chinook	Chitwood
ASSETS
Current assets:
Cash	$-	$9,712	$8,741	$10,082	$18,721	$6,864	$13,968
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	-	353	3,509	3,849	1,074	1,161	479
Due from (to) third party property managers	-	3,320	3,745	6,242	5,817	4,166	5,009
Total current assets	-	13,384	15,995	20,173	25,612	12,191	19,456
Property and equipment, net	-	176,114	287,195	349,439	354,657	300,550	359,975
Total assets	$-	$189,498	$303,190	$369,612	$380,269	$312,742	$379,431

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$5,998	$3,062	$1,966	$6,321	$3,339	$8,972
Tenant deposits	-	1,695	1,895	3,943	3,693	1,995	2,795
Due to (from) related parties	-	4,061	3,381	4,967	4,699	2,677	5,638
Total current liabilities	-	11,754	8,338	10,875	14,713	8,011	17,405
Mortgage payables, net	-	103,349	213,349	181,865	-	-	-
Operational notes, related party	-	-	-	-	-	5,200	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	-	115,103	221,687	192,741	14,713	13,211	17,405
Members’ equity (deficit)
Members’ capital	(42,205)	74,649	99,165	208,244	361,199	315,340	366,559
Retained earnings (accumulated deficit)	42,205	(254)	(17,661)	(31,373)	4,357	(15,809)	(4,533)
Total members’ equity (deficit)	-	74,394	81,503	176,872	365,556	299,531	362,026
Total liabilities and members’ equity (deficit)	$-	$189,498	$303,190	$369,612	$380,269	$312,742	$379,431

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Clover	Coatbridge	Collier	Collinston	Conway	Cove	Creekside
ASSETS
Current assets:
Cash	$3,654	$4,367	$5,342	$1,002	$6,782	$2,682	$10,948
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	756	2,989	479	2,015	1,330	630	520
Due from (to) third party property managers	6,111	3,447	4,633	5,927	6,583	7,277	4,190
Total current assets	10,521	10,803	10,454	8,945	14,696	10,589	15,658
Property and equipment, net	311,203	252,996	334,188	193,420	646,284	202,300	292,652
Total assets	$321,724	$263,799	$344,643	$202,365	$660,980	$212,889	$308,310

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,696	$2,052	$3,792	$1,778	$7,901	$1,443	$6,191
Tenant deposits	1,995	3,143	2,445	1,595	3,645	1,695	2,395
Due to (from) related parties	14,196	4,042	12,951	4,756	9,946	4,115	4,537
Total current liabilities	18,887	9,236	19,188	8,128	21,492	7,252	13,123
Mortgage payables, net	-	173,287	-	134,919	-	-	-
Operational notes, related party	-	25,400	-	29,400	11,800	18,700	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	18,887	207,923	19,188	172,447	33,292	25,952	13,123
Members’ equity (deficit)
Members’ capital	312,983	97,440	333,813	82,897	670,024	220,661	289,869
Retained earnings (accumulated deficit)	(10,146)	(41,564)	(8,359)	(52,978)	(42,336)	(33,725)	5,318
Total members’ equity (deficit)	302,837	55,876	325,455	29,918	627,687	186,936	295,187
Total liabilities and members’ equity (deficit)	$321,724	$263,799	$344,643	$202,365	$660,980	$212,889	$308,310

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson	Dawson
ASSETS
Current assets:
Cash	$9,400	$10,567	$8,611	$4,137	$6,204	$1,690	$3,807
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	4,075	576	1,886	8,906	481	3,377	3,417
Due from (to) third party property managers	3,895	3,690	3,270	5,086	3,505	1,535	3,837
Total current assets	17,371	14,833	13,767	18,129	10,190	6,601	11,061
Property and equipment, net	272,288	278,720	207,979	344,386	283,453	194,082	208,863
Total assets	$289,659	$293,553	$221,747	$362,515	$293,642	$200,684	$219,924

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,720	$5,129	$2,027	$2,410	$5,359	$1,753	$1,732
Tenant deposits	1,795	2,145	1,595	2,395	1,695	1,495	1,745
Due to (from) related parties	3,780	4,409	3,642	8,675	4,899	2,826	3,432
Total current liabilities	7,295	11,682	7,264	13,480	11,953	6,074	6,908
Mortgage payables, net	141,379	-	150,160	179,203	-	145,343	144,296
Operational notes, related party	-	-	-	-	-	14,600	23,900
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	148,674	11,682	157,425	192,683	11,953	166,017	175,104
Members’ equity (deficit)
Members’ capital	165,143	285,755	65,530	205,695	287,909	71,290	81,451
Retained earnings (accumulated deficit)	(24,158)	(3,884)	(1,207)	(35,863)	(6,220)	(36,623)	(36,632)
Total members’ equity (deficit)	140,985	281,871	64,322	169,832	281,689	34,667	44,820
Total liabilities and members’ equity (deficit)	$289,659	$293,553	$221,747	$362,515	$293,642	$200,684	$219,924

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly	Dops
ASSETS
Current assets:
Cash	$3,316	$1,707	$5,138	$8,906	$5,223	$7,104	$5,867
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	4,773	1,776	3,782	692	3,623	961	467
Due from (to) third party property managers	4,049	5,274	5,277	1,362	341	7,369	3,045
Total current assets	12,138	8,757	14,198	10,960	9,187	15,434	9,379
Property and equipment, net	324,379	172,911	277,769	226,120	282,244	649,032	194,963
Total assets	$336,517	$181,668	$291,967	$237,080	$291,431	$664,466	$204,342

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,990	$1,421	$4,466	$2,955	$2,649	$7,423	$1,371
Tenant deposits	2,195	1,695	2,145	1,750	2,295	3,995	1,495
Due to (from) related parties	5,923	4,066	4,400	6,658	4,275	11,793	2,384
Total current liabilities	10,108	7,182	11,011	11,363	9,218	23,211	5,250
Mortgage payables, net	224,587	119,497	205,822	-	205,508	-	-
Operational notes, related party	95,700	18,500	28,300	-	6,300	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	330,395	145,179	245,132	11,363	221,026	23,211	5,250
Members’ equity (deficit)
Members’ capital	118,650	69,064	98,540	230,377	98,711	679,924	203,384
Retained earnings (accumulated deficit)	(112,528)	(32,574)	(51,705)	(4,660)	(28,306)	(38,669)	(4,292)
Total members’ equity (deficit)	6,122	36,489	46,835	225,717	70,405	641,255	199,092
Total liabilities and members’ equity (deficit)	$336,517	$181,668	$291,967	$237,080	$291,431	$664,466	$204,342

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Dorchester	Dunbar	Eagle	Eastfair	Eastwood	Elevation	Ella
ASSETS
Current assets:
Cash	$5,646	$426	$13,114	$4,031	$12,167	$1,609	$8,722
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,753	447	3,476	4,268	753	2,906	518
Due from (to) third party property managers	1,525	7,068	4,015	4,005	4,269	5,628	906
Total current assets	8,925	7,941	20,606	12,304	17,189	10,143	10,147
Property and equipment, net	323,793	313,068	261,146	195,634	310,133	252,465	249,878
Total assets	$332,718	$321,009	$281,752	$207,937	$327,322	$262,608	$260,025

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$11,289	$3,353	$2,309	$1,418	$5,904	$1,795	$4,798
Tenant deposits	2,195	2,495	1,995	1,949	2,395	1,895	1,995
Due to (from) related parties	11,238	10,485	3,697	4,903	2,050	6,352	2,602
Total current liabilities	24,721	16,333	8,000	8,270	10,349	10,042	9,395
Mortgage payables, net	-	-	131,818	148,019	-	170,446	-
Operational notes, related party	-	41,000	-	17,500	-	55,100	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	24,721	57,333	139,819	173,789	10,349	235,588	9,395
Members’ equity (deficit)
Members’ capital	342,741	322,376	145,260	59,630	339,255	101,398	262,470
Retained earnings (accumulated deficit)	(34,745)	(58,700)	(3,328)	(25,482)	(22,282)	(74,378)	(11,840)
Total members’ equity (deficit)	307,996	263,676	141,933	34,148	316,973	27,020	250,630
Total liabilities and members’ equity (deficit)	$332,718	$321,009	$281,752	$207,937	$327,322	$262,608	$260,025

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Ellen	Elm	Emporia	Ensenada	Falcon	Felix	Fenwick
ASSETS
Current assets:
Cash	$22,186	$3,599	$5,187	$5,455	$9,362	$7,195	$6,766
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	734	3,375	4,157	5,781	3,571	622	952
Due from (to) third party property managers	3,401	4,696	1,116	6,470	3,937	3,872	3,246
Total current assets	26,321	11,669	10,460	17,706	16,870	11,689	10,964
Property and equipment, net	240,524	151,093	327,028	518,995	261,818	245,121	289,780
Total assets	$266,845	$162,762	$337,488	$536,701	$278,688	$256,811	$300,744

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,830	$1,963	$2,185	$(587)	$2,570	$2,941	$2,476
Tenant deposits	2,693	1,495	2,495	3,195	2,345	2,393	1,850
Due to (from) related parties	2,015	2,524	5,021	9,840	3,409	1,901	(351)
Total current liabilities	10,537	5,981	9,701	12,447	8,324	7,234	3,976
Mortgage payables, net	-	105,868	242,664	388,700	131,809	-	-
Operational notes, related party	-	12,400	15,700	10,700	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	10,537	124,250	268,065	411,847	140,132	7,234	3,976
Members’ equity (deficit)
Members’ capital	258,163	59,174	118,276	184,372	146,011	253,695	309,397
Retained earnings (accumulated deficit)	(1,854)	(20,662)	(48,853)	(59,519)	(7,455)	(4,119)	(12,629)
Total members’ equity (deficit)	256,308	38,512	69,423	124,854	138,556	249,576	296,768
Total liabilities and members’ equity (deficit)	$266,845	$162,762	$337,488	$536,701	$278,688	$256,811	$300,744

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Fletcher	Folly	Forest	Foster	Franklin	Gardens	General
ASSETS
Current assets:
Cash	$16,718	$6,899	$6,769	$22,788	$11,854	$4,183	$9,492
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	277	1,345	5,730	410	985	1,932	869
Due from (to) third party property managers	4,335	4,904	15,199	4,670	4,017	4,256	4,668
Total current assets	21,329	13,148	27,698	27,868	16,856	10,371	15,029
Property and equipment, net	170,437	297,864	328,982	302,923	293,074	210,555	306,116
Total assets	$191,767	$311,012	$356,680	$330,791	$309,931	$220,925	$321,145

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,175	$8,803	$2,297	$7,863	$9,665	$2,136	$5,366
Tenant deposits	1,395	2,695	2,445	2,349	2,595	1,595	2,495
Due to (from) related parties	1,094	9,221	5,159	2,913	2,603	3,170	2,779
Total current liabilities	4,664	20,719	9,901	13,126	14,863	6,901	10,640
Mortgage payables, net	-	-	225,330	-	-	134,889	-
Operational notes, related party	-	6,600	60,400	-	-	11,000	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	4,664	27,319	295,631	13,126	14,863	152,790	10,640
Members’ equity (deficit)
Members’ capital	187,094	308,675	134,412	316,374	310,765	86,092	323,949
Retained earnings (accumulated deficit)	8	(24,982)	(73,364)	1,291	(15,698)	(17,956)	(13,444)
Total members’ equity (deficit)	187,102	283,693	61,048	317,665	295,067	68,136	310,505
Total liabilities and members’ equity (deficit)	$191,767	$311,012	$356,680	$330,791	$309,931	$220,925	$321,145

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Goose	Grant	Greenhill	Gretal	Grove	Hadden	Hansard
ASSETS
Current assets:
Cash	$11,278	$6,958	$5,904	$18,017	$2,003	$3,675	$18,918
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	3,510	4,759	4,322	711	3,032	3,153	660
Due from (to) third party property managers	2,747	4,657	5,323	4,838	4,057	3,812	4,666
Total current assets	17,535	16,374	15,549	23,565	9,093	10,640	24,244
Property and equipment, net	243,367	346,126	303,446	426,914	217,615	204,796	289,052
Total assets	$260,902	$362,500	$318,995	$450,479	$226,707	$215,436	$313,296

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,285	$2,164	$2,194	$6,129	$1,552	$1,371	$5,893
Tenant deposits	1,895	-	3,119	2,395	1,869	1,645	2,450
Due to (from) related parties	3,302	4,840	8,663	5,665	4,229	3,707	3,318
Total current liabilities	7,482	7,003	13,976	14,189	7,650	6,723	11,661
Mortgage payables, net	122,739	256,592	225,565	-	155,746	141,851	-
Operational notes, related party	-	-	-	-	11,100	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	130,221	263,595	239,541	14,189	174,496	148,574	11,661
Members’ equity (deficit)
Members’ capital	134,914	122,739	98,384	449,556	81,372	80,789	295,324
Retained earnings (accumulated deficit)	(4,233)	(23,834)	(18,930)	(13,266)	(29,161)	(13,927)	6,311
Total members’ equity (deficit)	130,681	98,905	79,454	436,291	52,212	66,862	301,635
Total liabilities and members’ equity (deficit)	$260,902	$362,500	$318,995	$450,479	$226,707	$215,436	$313,296

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Hansel	Hargrave	Harrison	Henry	Heritage	Heron	Highland
ASSETS
Current assets:
Cash	$4,001	$12,446	$14,150	$5,077	$7,302	$6,112	$5,332
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	5,341	464	4,630	686	4,671	3,893	404
Due from (to) third party property managers	5,064	2,880	5,677	1,442	4,245	5,107	2,664
Total current assets	14,407	15,790	24,456	7,205	16,218	15,112	8,400
Property and equipment, net	382,958	226,956	431,885	404,943	275,216	271,465	270,028
Total assets	$397,365	$242,746	$456,341	$412,148	$291,434	$286,577	$278,428

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,895	$5,030	$3,851	$4,084	$1,423	$2,370	$5,849
Tenant deposits	3,003	3,190	3,045	2,395	1,995	2,369	-
Due to (from) related parties	6,909	1,100	6,039	5,792	3,954	6,189	3,724
Total current liabilities	11,807	9,320	12,935	12,271	7,372	10,927	9,573
Mortgage payables, net	197,578	-	225,051	-	200,929	198,843	-
Operational notes, related party	16,200	-	-	49,500	19,300	7,100	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	225,585	9,320	237,987	61,771	227,601	216,870	9,573
Members’ equity (deficit)
Members’ capital	225,386	251,079	245,813	415,466	99,307	99,250	272,280
Retained earnings (accumulated deficit)	(53,606)	(17,654)	(27,458)	(65,088)	(35,474)	(29,543)	(3,425)
Total members’ equity (deficit)	171,780	233,425	218,355	350,378	63,833	69,707	268,855
Total liabilities and members’ equity (deficit)	$397,365	$242,746	$456,341	$412,148	$291,434	$286,577	$278,428

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Hines	Hobbes	Holcomb	Holland	Hollandaise	Holloway	Inglewood
ASSETS
Current assets:
Cash	$106	$10,734	$12,761	$2,840	$3,549	$6,286	$10,103
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	292	464	434	3,294	4,384	3,625	1,753
Due from (to) third party property managers	2,889	3,547	2,573	4,668	10,633	5,023	6,482
Total current assets	3,287	14,744	15,768	10,802	18,566	14,934	18,338
Property and equipment, net	246,115	227,252	333,265	193,598	341,081	309,247	640,898
Total assets	$249,402	$241,997	$349,033	$204,399	$359,647	$324,181	$659,236

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,386	$5,319	$4,310	$1,573	$1,948	$2,003	$8,695
Tenant deposits	1,845	2,393	2,095	2,168	1,895	3,119	3,445
Due to (from) related parties	9,229	1,435	10,678	5,206	5,999	5,026	8,935
Total current liabilities	14,460	9,147	17,083	8,946	9,842	10,148	21,075
Mortgage payables, net	-	-	-	145,348	253,086	218,393	-
Operational notes, related party	-	-	-	-	13,200	9,900	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	14,460	9,147	17,083	154,295	276,127	238,441	21,075
Members’ equity (deficit)
Members’ capital	251,890	250,279	344,800	81,714	134,225	117,355	674,075
Retained earnings (accumulated deficit)	(16,949)	(17,429)	(12,849)	(31,610)	(50,706)	(31,615)	(35,913)
Total members’ equity (deficit)	234,942	232,850	331,950	50,105	83,519	85,740	638,161
Total liabilities and members’ equity (deficit)	$249,402	$241,997	$349,033	$204,399	$359,647	$324,181	$659,236

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Irene	Jack	Jake	Jefferson	Jill	Johnny	June
ASSETS
Current assets:
Cash	$17,882	$1,571	$5,636	$17,605	$7,824	$7,839	$4,951
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	488	4,916	1,229	1,277	6,684	811	812
Due from (to) third party property managers	2,740	5,041	7,280	4,744	4,461	6,015	3,098
Total current assets	21,110	11,528	14,145	23,626	18,968	14,665	8,861
Property and equipment, net	170,437	391,556	553,020	261,716	378,245	551,194	551,194
Total assets	$191,548	$403,084	$567,165	$285,342	$397,213	$565,859	$560,055

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,427	$1,397	$8,929	$5,359	$2,068	$6,769	$10,192
Tenant deposits	1,395	3,143	2,995	2,595	2,195	2,995	2,945
Due to (from) related parties	1,139	7,293	17,675	3,061	4,544	17,006	16,679
Total current liabilities	5,961	11,832	29,599	11,015	8,807	26,769	29,816
Mortgage payables, net	-	286,974	-	-	196,902	-	-
Operational notes, related party	-	9,600	14,800	-	-	19,200	9,300
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	5,961	308,407	44,399	11,015	205,709	45,969	39,116
Members’ equity (deficit)
Members’ capital	186,133	144,715	578,700	267,982	220,502	570,461	576,837
Retained earnings (accumulated deficit)	(547)	(50,037)	(55,934)	6,346	(28,998)	(50,571)	(55,898)
Total members’ equity (deficit)	185,586	94,678	522,766	274,328	191,504	519,889	520,939
Total liabilities and members’ equity (deficit)	$191,548	$403,084	$567,165	$285,342	$397,213	$565,859	$560,055

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn	Kessler	Kingsley
ASSETS
Current assets:
Cash	$6,961	$9,329	$10,695	$7,269	$1,987	$2,283	$7,981
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,343	3,730	868	973	2,919	2,466	658
Due from (to) third party property managers	3,467	4,733	3,101	6,331	5,502	-	3,227
Total current assets	12,770	17,791	14,665	14,572	10,408	4,750	11,866
Property and equipment, net	193,416	256,799	399,798	649,032	313,036	246,253	286,793
Total assets	$206,186	$274,590	$414,463	$663,604	$323,444	$251,002	$298,659

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,810	$2,082	$2,825	$7,507	$1,889	$2,816	$2,009
Tenant deposits	1,550	2,543	2,595	3,345	1,995	-	2,869
Due to (from) related parties	3,280	3,834	12,374	10,019	5,894	9,676	4,245
Total current liabilities	6,640	8,458	17,794	20,871	9,778	12,493	9,122
Mortgage payables, net	138,146	190,513	-	-	235,641	125,438	212,446
Operational notes, related party	6,900	-	-	-	23,600	-	15,600
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	151,686	198,971	17,794	20,871	269,019	137,931	237,169
Members’ equity (deficit)
Members’ capital	80,957	90,801	415,345	684,974	117,262	147,788	96,586
Retained earnings (accumulated deficit)	(26,457)	(15,182)	(18,676)	(42,241)	(62,837)	(34,716)	(35,096)
Total members’ equity (deficit)	54,500	75,619	396,669	642,733	54,425	113,071	61,490
Total liabilities and members’ equity (deficit)	$206,186	$274,590	$414,463	$663,604	$323,444	$251,002	$298,659

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Kirkwood	Korin	Lallie	Lanier	Lannister	Latte	Lennox
ASSETS
Current assets:
Cash	$1,311	$15,433	$5,901	$6,484	$1,504	$7,920	$3,680
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	4,111	362	3,517	5,241	4,549	936	1,879
Due from (to) third party property managers	6,656	3,881	5,177	2,264	3,181	747	3,780
Total current assets	12,079	19,677	14,594	13,988	9,234	9,604	9,339
Property and equipment, net	251,575	264,681	345,569	357,882	167,486	343,244	197,184
Total assets	$263,654	$284,357	$360,163	$371,870	$176,720	$352,848	$206,524

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,350	$6,258	$1,889	$1,667	$1,734	$1,371	$1,938
Tenant deposits	2,393	1,995	2,295	-	1,395	-	1,795
Due to (from) related parties	4,722	3,258	5,730	4,823	3,496	10,489	3,256
Total current liabilities	9,464	11,511	9,914	6,490	6,625	11,860	6,988
Mortgage payables, net	180,073	-	237,722	261,413	112,704	-	137,853
Operational notes, related party	9,700	-	57,200	11,800	18,700	-	9,700
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	199,238	11,511	304,836	279,703	138,029	11,860	154,542
Members’ equity (deficit)
Members’ capital	88,079	268,373	121,831	128,754	76,536	349,273	74,191
Retained earnings (accumulated deficit)	(23,663)	4,473	(66,504)	(36,588)	(37,844)	(8,285)	(22,209)
Total members’ equity (deficit)	64,416	272,847	55,327	92,166	38,691	340,988	51,982
Total liabilities and members’ equity (deficit)	$263,654	$284,357	$360,163	$371,870	$176,720	$352,848	$206,524

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Lierly	Lily	Limestone	Litton	Longwoods	Lookout	Loretta
ASSETS
Current assets:
Cash	$12,250	$7,504	$6,065	$13,102	$12,962	$12,269	$7,031
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	414	8,246	2,830	659	1,254	502	1,340
Due from (to) third party property managers	3,530	5,510	3,725	4,686	3,952	1,301	3,518
Total current assets	16,194	21,259	12,620	18,447	18,168	14,072	11,889
Property and equipment, net	191,871	489,558	267,609	305,063	260,363	324,000	645,919
Total assets	$208,065	$510,817	$280,229	$323,510	$278,531	$338,072	$657,809

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$6,394	$132	$2,322	$4,836	$7,790	$4,223	$5,307
Tenant deposits	1,750	2,395	2,095	2,545	1,995	2,245	-
Due to (from) related parties	3,702	7,755	4,261	4,003	2,609	9,553	14,824
Total current liabilities	11,846	10,281	8,678	11,384	12,395	16,021	20,130
Mortgage payables, net	129,936	308,748	200,974	157,667	-	-	-
Operational notes, related party	-	64,000	21,400	-	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	141,781	383,029	231,052	169,051	12,395	16,021	20,130
Members’ equity (deficit)
Members’ capital	63,976	208,084	106,002	171,860	277,011	325,512	655,141
Retained earnings (accumulated deficit)	2,308	(80,296)	(56,825)	(17,401)	(10,875)	(3,461)	(17,463)
Total members’ equity (deficit)	66,284	127,788	49,177	154,459	266,136	322,051	637,678
Total liabilities and members’ equity (deficit)	$208,065	$510,817	$280,229	$323,510	$278,531	$338,072	$657,809

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Louis	Louise	Lovejoy	Luna	Lurleen	Madison	Mae
ASSETS
Current assets:
Cash	$18,130	$4,541	$4,669	$4,217	$1,792	$5,617	$10,408
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	886	3,884	3,580	1,841	783	2,337	950
Due from (to) third party property managers	6,745	4,384	2,541	3,556	3,711	4,891	6,858
Total current assets	25,762	12,808	10,790	9,615	6,287	12,845	18,216
Property and equipment, net	260,282	257,648	274,340	195,634	215,308	193,222	333,179
Total assets	$286,043	$270,456	$285,130	$205,248	$221,594	$206,067	$351,396

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,316	$1,742	$2,230	$2,363	$2,121	$1,537	$10,369
Tenant deposits	1,895	1,895	1,995	1,895	1,695	2,174	4,190
Due to (from) related parties	2,337	5,855	4,262	3,086	2,533	3,840	4,862
Total current liabilities	7,548	9,492	8,487	7,344	6,349	7,550	19,421
Mortgage payables, net	-	180,079	203,034	148,019	108,350	99,941	-
Operational notes, related party	-	-	12,300	17,800	7,100	15,900	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	7,548	189,571	223,822	173,162	121,799	123,391	19,421
Members’ equity (deficit)
Members’ capital	277,440	96,455	95,047	62,997	122,325	115,263	339,489
Retained earnings (accumulated deficit)	1,056	(15,570)	(33,739)	(30,911)	(22,529)	(32,587)	(7,514)
Total members’ equity (deficit)	278,495	80,885	61,308	32,086	99,796	82,675	331,975
Total liabilities and members’ equity (deficit)	$286,043	$270,456	$285,130	$205,248	$221,594	$206,067	$351,396

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Magnolia	Malbec	Mammoth	Marcelo	Marie	Marietta	Marion
ASSETS
Current assets:
Cash	$6,885	$5,920	$3,385	$7,477	$21,404	$4,505	$3,900
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,806	2,377	4,921	336	616	3,882	2,096
Due from (to) third party property managers	4,198	4,520	4,738	3,618	5,115	4,407	3,967
Total current assets	13,889	12,818	13,044	11,431	27,135	12,794	9,963
Property and equipment, net	238,626	289,658	318,618	268,570	304,617	285,389	254,770
Total assets	$252,514	$302,475	$331,662	$280,000	$331,752	$298,183	$264,733

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,435	$1,963	$1,725	$2,722	$5,291	$1,422	$2,711
Tenant deposits	3,290	2,295	2,095	1,945	2,745	2,195	2,295
Due to (from) related parties	3,455	7,931	5,802	3,983	3,569	4,187	8,007
Total current liabilities	8,180	12,190	9,622	8,650	11,605	7,804	13,013
Mortgage payables, net	171,128	205,034	235,697	-	-	148,605	-
Operational notes, related party	23,800	-	44,300	-	-	18,900	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	203,108	217,224	289,619	8,650	11,605	175,308	13,013
Members’ equity (deficit)
Members’ capital	88,617	97,775	118,575	279,890	307,839	170,613	268,032
Retained earnings (accumulated deficit)	(39,211)	(12,523)	(76,533)	(8,540)	12,308	(47,738)	(16,312)
Total members’ equity (deficit)	49,406	85,252	42,043	271,350	320,147	122,875	251,720
Total liabilities and members’ equity (deficit)	$252,514	$302,475	$331,662	$280,000	$331,752	$298,183	$264,733

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Marple	Martell	Mary	Matchingham	McGregor	McLovin	Meadow
ASSETS
Current assets:
Cash	$4,534	$3,557	$15,993	$6,184	$6,890	$6,004	$3,595
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	277	898	883	2,072	416	6,157	3,236
Due from (to) third party property managers	-	3,805	4,226	4,049	4,120	6,521	1,352
Total current assets	4,811	8,261	21,102	12,305	11,426	18,682	8,182
Property and equipment, net	169,633	251,246	262,506	194,017	281,657	489,481	293,884
Total assets	$174,444	$259,507	$283,609	$206,322	$293,082	$508,162	$302,066

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$1,812	$2,485	$4,852	$2,561	$6,931	$(1,273)	$1,616
Tenant deposits	-	1,945	2,095	1,795	1,895	3,495	-
Due to (from) related parties	1,610	8,660	2,357	3,920	9,607	9,335	5,013
Total current liabilities	3,422	13,090	9,304	8,276	18,433	11,556	6,629
Mortgage payables, net	-	-	-	144,711	-	364,344	212,794
Operational notes, related party	-	-	-	-	-	8,300	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	3,422	13,090	9,304	152,987	18,433	384,201	219,423
Members’ equity (deficit)
Members’ capital	186,584	271,776	271,612	61,698	284,878	163,948	125,471
Retained earnings (accumulated deficit)	(15,562)	(25,359)	2,692	(8,362)	(10,228)	(39,986)	(42,828)
Total members’ equity (deficit)	171,022	246,417	274,304	53,335	274,650	123,962	82,643
Total liabilities and members’ equity (deficit)	$174,444	$259,507	$283,609	$206,322	$293,082	$508,162	$302,066

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Mimosa	Mojave	Murphy	Mycroft	Nugget	Odessa	Olive
ASSETS
Current assets:
Cash	$2,486	$2,210	$4,252	$13,827	$7,300	$6,061	$4,215
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	416	1,823	3,493	304	753	6,172	3,170
Due from (to) third party property managers	1,716	3,870	3,818	3,080	6,079	6,332	6,977
Total current assets	4,618	7,903	11,563	17,212	14,132	18,565	14,361
Property and equipment, net	200,918	221,465	273,119	173,476	525,721	489,353	213,486
Total assets	$205,537	$229,367	$284,682	$190,688	$539,853	$507,919	$227,847

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,279	$1,869	$2,956	$3,130	$11,841	$(1,107)	$2,194
Tenant deposits	1,495	2,195	1,995	1,645	3,295	3,395	1,895
Due to (from) related parties	2,839	7,936	7,472	1,797	18,978	9,268	4,248
Total current liabilities	6,613	12,001	12,423	6,572	34,114	11,556	8,337
Mortgage payables, net	106,022	160,242	205,200	-	-	371,327	124,324
Operational notes, related party	-	-	-	-	-	35,100	19,000
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	112,635	172,243	217,623	6,572	34,114	417,983	151,660
Members’ equity (deficit)
Members’ capital	116,028	65,388	94,216	183,344	525,716	178,379	107,212
Retained earnings (accumulated deficit)	(23,126)	(8,264)	(27,158)	771	(19,977)	(88,444)	(31,026)
Total members’ equity (deficit)	92,902	57,124	67,058	184,116	505,739	89,936	76,187
Total liabilities and members’ equity (deficit)	$205,537	$229,367	$284,682	$190,688	$539,853	$507,919	$227,847

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Oly	Onyx	Oscar	Osceola	Osprey	Otoro	Palmer
ASSETS
Current assets:
Cash	$7,918	$5,934	$3,177	$6,913	$9,493	$1,310	$6,345
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	5,720	522	1,040	3,906	1,363	3,980	948
Due from (to) third party property managers	5,389	4,490	5,323	3,584	2,448	3,365	3,827
Total current assets	19,028	10,946	9,540	14,404	13,304	8,655	11,119
Property and equipment, net	490,013	325,381	246,412	270,808	332,252	372,144	287,270
Total assets	$509,041	$336,327	$255,953	$285,211	$345,556	$380,799	$298,389

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$(356)	$5,152	$1,671	$3,271	$11,264	$1,991	$2,799
Tenant deposits	2,995	2,295	3,390	1,695	2,295	2,319	1,895
Due to (from) related parties	11,799	2,590	4,278	2,356	10,201	7,133	5,553
Total current liabilities	14,438	10,037	9,339	7,322	23,760	11,443	10,246
Mortgage payables, net	365,046	-	-	-	-	271,849	-
Operational notes, related party	-	-	-	7,000	-	78,700	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	379,484	10,037	9,339	14,322	23,760	361,993	10,246
Members’ equity (deficit)
Members’ capital	165,693	331,490	261,736	296,449	343,894	131,900	302,774
Retained earnings (accumulated deficit)	(36,136)	(5,200)	(15,122)	(25,560)	(22,098)	(113,093)	(14,631)
Total members’ equity (deficit)	129,557	326,290	246,614	270,889	321,796	18,807	288,143
Total liabilities and members’ equity (deficit)	$509,041	$336,327	$255,953	$285,211	$345,556	$380,799	$298,389

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Patrick	Peanut	Pearl	Pecan	Peterson	Piedmont	Pinot
ASSETS
Current assets:
Cash	$6,535	$6,822	$6,421	$12,097	$16,634	$9,652	$7,603
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	389	2,265	785	380	582	4,913	3,064
Due from (to) third party property managers	1,867	3,798	3,892	3,455	3,299	4,239	4,720
Total current assets	8,791	12,884	11,097	15,932	20,514	18,804	15,386
Property and equipment, net	192,559	201,575	512,390	186,784	219,871	361,494	292,454
Total assets	$201,350	$214,459	$523,488	$202,716	$240,385	$380,299	$307,840

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,717	$1,811	$6,519	$5,987	$3,025	$2,015	$2,038
Tenant deposits	1,595	2,093	2,945	1,750	1,595	2,295	2,395
Due to (from) related parties	6,987	3,846	16,454	4,150	1,360	5,253	7,321
Total current liabilities	14,300	7,749	25,918	11,887	5,979	9,563	11,753
Mortgage payables, net	107,895	145,317	-	112,448	-	188,245	207,162
Operational notes, related party	-	-	-	-	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	122,195	153,067	25,918	124,335	5,979	197,808	218,915
Members’ equity (deficit)
Members’ capital	88,386	72,469	526,530	74,927	238,666	220,380	98,928
Retained earnings (accumulated deficit)	(9,231)	(11,077)	(28,960)	3,454	(4,260)	(37,890)	(10,003)
Total members’ equity (deficit)	79,155	61,392	497,570	78,381	234,406	182,490	88,925
Total liabilities and members’ equity (deficit)	$201,350	$214,459	$523,488	$202,716	$240,385	$380,299	$307,840

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Pioneer	Plumtree	Point	Porthos	Quincy	Redondo	Regency
ASSETS
Current assets:
Cash	$7,993	$10,009	$4,225	$14,714	$7,047	$4,546	$14,652
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	796	352	6,022	1,695	675	606	1,170
Due from (to) third party property managers	6,660	4,590	5,689	4,509	6,383	2,567	6,035
Total current assets	15,449	14,951	15,937	20,917	14,104	7,718	21,857
Property and equipment, net	551,258	180,404	357,872	292,401	514,751	297,741	262,827
Total assets	$566,707	$195,355	$373,809	$313,318	$528,855	$305,459	$284,684

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$11,132	$5,936	$1,999	$8,612	$8,698	$4,740	$7,169
Tenant deposits	3,445	1,550	2,095	2,295	3,495	3,143	3,793
Due to (from) related parties	20,324	4,207	6,304	2,030	7,686	10,688	3,083
Total current liabilities	34,901	11,694	10,397	12,937	19,879	18,570	14,044
Mortgage payables, net	-	110,136	265,237	-	-	155,269	135,437
Operational notes, related party	-	-	11,100	-	20,800	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	34,901	121,830	286,734	12,937	40,679	173,839	149,482
Members’ equity (deficit)
Members’ capital	566,533	71,879	129,770	305,520	531,906	176,031	145,294
Retained earnings (accumulated deficit)	(34,727)	1,646	(42,696)	(5,139)	(43,730)	(44,411)	(10,091)
Total members’ equity (deficit)	531,806	73,525	87,075	300,381	488,176	131,621	135,203
Total liabilities and members’ equity (deficit)	$566,707	$195,355	$373,809	$313,318	$528,855	$305,459	$284,684

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond	Ridge	Ritter
ASSETS
Current assets:
Cash	$3,677	$16,194	$7,225	$13,581	$16,627	$4,424	$7,416
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	1,052	1,089	3,611	569	843	2,537	910
Due from (to) third party property managers	-	4,970	1,759	3,531	5,019	4,425	4,883
Total current assets	4,729	22,252	12,595	17,680	22,489	11,386	13,209
Property and equipment, net	433,339	404,492	293,903	296,244	370,580	198,094	473,701
Total assets	$438,068	$426,744	$306,498	$313,924	$393,069	$209,480	$486,909

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$16,546	$2,795	$1,708	$5,957	$5,402	$1,995	$6,492
Tenant deposits	-	2,495	1,995	1,995	3,443	2,543	2,495
Due to (from) related parties	6,047	12,415	4,315	4,255	2,150	6,291	14,732
Total current liabilities	22,593	17,705	8,018	12,207	10,995	10,829	23,719
Mortgage payables, net	-	-	221,827	-	-	138,497	-
Operational notes, related party	31,000	-	12,000	-	-	-	17,200
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	53,593	17,705	241,844	12,207	10,995	149,326	40,919
Members’ equity (deficit)
Members’ capital	436,892	413,887	111,574	307,254	398,949	74,046	502,049
Retained earnings (accumulated deficit)	(52,418)	(4,847)	(46,920)	(5,536)	(16,875)	(13,892)	(56,059)
Total members’ equity (deficit)	384,474	409,040	64,654	301,717	382,074	60,154	445,991
Total liabilities and members’ equity (deficit)	$438,068	$426,744	$306,498	$313,924	$393,069	$209,480	$486,909

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	River	Riverwalk	Rooney	Roseberry	Rosewood	Roxy	Saddlebred
ASSETS
Current assets:
Cash	$4,648	$14,359	$7,631	$2,382	$6,677	$6,359	$7,936
Other receivables	-	-	-	-	-	-	1,377
Prepaid expenses	2,540	465	4,881	5,096	2,546	3,833	4,465
Due from (to) third party property managers	7,498	6,370	4,684	7,560	5,305	4,395	8,626
Total current assets	14,687	21,193	17,197	15,038	14,527	14,587	22,403
Property and equipment, net	242,617	371,773	343,961	299,368	253,507	305,327	444,551
Total assets	$257,304	$392,966	$361,158	$314,406	$268,034	$319,913	$466,954

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,205	$5,571	$2,193	$1,686	$1,819	$1,928	$(128)
Tenant deposits	2,993	3,993	2,095	3,443	2,768	1,995	4,168
Due to (from) related parties	7,397	11,685	4,987	4,961	3,729	3,967	6,305
Total current liabilities	12,594	21,249	9,275	10,090	8,316	7,890	10,344
Mortgage payables, net	170,446	-	256,592	209,181	187,025	218,310	329,608
Operational notes, related party	-	-	9,400	5,700	5,100	15,200	23,400
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	183,041	21,249	275,267	224,971	200,441	241,400	363,352
Members’ equity (deficit)
Members’ capital	88,146	380,510	123,718	104,311	93,533	112,118	166,577
Retained earnings (accumulated deficit)	(13,882)	(8,793)	(37,827)	(14,875)	(25,940)	(33,604)	(62,974)
Total members’ equity (deficit)	74,263	371,717	85,891	89,436	67,594	78,514	103,603
Total liabilities and members’ equity (deficit)	$257,304	$392,966	$361,158	$314,406	$268,034	$319,913	$466,954

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Saint	Sajni	Salem	Salinas	Saturn	Scepter	Sequoyah
ASSETS
Current assets:
Cash	$12,217	$6,044	$2,035	$5,932	$3,172	$3,385	$3,513
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	3,739	1,865	3,550	288	2,372	3,545	587
Due from (to) third party property managers	4,680	4,344	-	3,585	1,432	-	4,095
Total current assets	20,635	12,254	5,585	9,806	6,976	6,929	8,194
Property and equipment, net	299,300	296,520	289,625	225,461	199,797	251,064	239,973
Total assets	$319,936	$308,774	$295,210	$235,266	$206,773	$257,993	$248,167

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,391	$1,440	$1,805	$4,137	$1,403	$1,904	$5,627
Tenant deposits	2,495	2,745	-	1,945	1,495	-	2,295
Due to (from) related parties	4,524	3,613	10,111	2,618	3,286	5,162	3,170
Total current liabilities	9,410	7,798	11,916	8,700	6,184	7,066	11,092
Mortgage payables, net	209,879	-	208,930	-	138,151	187,061	122,192
Operational notes, related party	-	11,000	-	20,300	11,900	-	17,200
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	219,289	18,798	220,846	29,000	156,236	194,127	150,483
Members’ equity (deficit)
Members’ capital	104,476	297,561	96,122	233,064	85,149	92,271	140,166
Retained earnings (accumulated deficit)	(3,830)	(7,585)	(21,758)	(26,797)	(34,612)	(28,404)	(42,482)
Total members’ equity (deficit)	100,647	289,976	74,364	206,266	50,537	63,866	97,684
Total liabilities and members’ equity (deficit)	$319,936	$308,774	$295,210	$235,266	$206,773	$257,993	$248,167

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Shallowford	Shoreline	Sigma	Simon	Sims	Soapstone	Sodalis
ASSETS
Current assets:
Cash	$3,698	$7,940	$8,321	$17,998	$12,444	$6,932	$6,783
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	4,417	2,672	4,021	885	879	401	471
Due from (to) third party property managers	4,503	3,993	3,751	4,063	4,568	4,180	3,727
Total current assets	12,618	14,605	16,093	22,947	17,891	11,513	10,981
Property and equipment, net	340,047	282,690	354,714	280,331	263,681	206,765	272,607
Total assets	$352,665	$297,295	$370,807	$303,277	$281,572	$218,279	$283,587

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,117	$2,364	$2,517	$5,575	$3,061	$5,829	$7,257
Tenant deposits	2,345	2,295	2,869	2,095	2,768	2,350	-
Due to (from) related parties	4,822	4,197	4,881	2,655	2,748	3,845	7,983
Total current liabilities	9,284	8,856	10,267	10,324	8,577	12,024	15,240
Mortgage payables, net	176,958	210,001	267,006	-	-	127,090	-
Operational notes, related party	8,600	16,600	-	-	-	6,900	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	194,841	235,457	277,273	10,324	8,577	146,014	15,240
Members’ equity (deficit)
Members’ capital	203,842	96,589	120,280	291,759	279,766	73,474	284,350
Retained earnings (accumulated deficit)	(46,018)	(34,750)	(26,746)	1,194	(6,770)	(1,209)	(16,003)
Total members’ equity (deficit)	157,824	61,839	93,534	292,953	272,996	72,265	268,347
Total liabilities and members’ equity (deficit)	$352,665	$297,295	$370,807	$303,277	$281,572	$218,279	$283,587

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Spencer	Splash	Spring	Stonebriar	Sugar	Summerset	Sundance
ASSETS
Current assets:
Cash	$7,027	$6,893	$5,343	$7,013	$3,972	$5,299	$3,838
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,732	466	451	2,722	4,577	2,358	681
Due from (to) third party property managers	4,811	3,170	3,601	2,942	5,726	6,738	12,302
Total current assets	14,570	10,529	9,395	12,677	14,276	14,396	16,822
Property and equipment, net	273,588	195,684	232,996	189,985	283,493	243,894	303,904
Total assets	$288,157	$206,213	$242,391	$202,662	$297,768	$258,289	$320,726

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,099	$5,143	$7,847	$1,879	$1,723	$2,345	$12,805
Tenant deposits	2,349	1,550	1,695	1,395	3,590	2,843	2,595
Due to (from) related parties	4,522	3,850	4,463	2,816	9,541	4,007	7,535
Total current liabilities	9,970	10,543	14,005	6,090	14,855	9,195	22,936
Mortgage payables, net	192,623	122,064	-	132,798	199,058	163,630	155,269
Operational notes, related party	9,400	8,200	-	16,000	-	24,500	6,700
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	211,993	140,807	14,005	154,888	213,912	197,325	184,904
Members’ equity (deficit)
Members’ capital	97,189	77,147	238,802	73,907	120,027	89,891	174,800
Retained earnings (accumulated deficit)	(21,024)	(11,741)	(10,415)	(26,133)	(36,171)	(28,927)	(38,979)
Total members’ equity (deficit)	76,164	65,406	228,386	47,774	83,856	60,964	135,821
Total liabilities and members’ equity (deficit)	$288,157	$206,213	$242,391	$202,662	$297,768	$258,289	$320,726

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Sunnyside	Swift	Taylor	Terracotta	Theodore	Tulip	Tuscan
ASSETS
Current assets:
Cash	$14,812	$10,298	$3,404	$1,314	$15,244	$5,906	$15,475
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	542	486	2,381	3,638	885	3,123	879
Due from (to) third party property managers	3,390	4,551	4,682	-	2,787	4,044	-
Total current assets	18,744	15,335	10,466	4,952	18,917	13,072	16,354
Property and equipment, net	211,231	324,791	219,057	300,203	278,244	296,689	292,129
Total assets	$229,975	$340,127	$229,523	$305,155	$297,161	$309,761	$308,483

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$3,004	$3,976	$1,895	$4,209	$4,933	$2,037	$8,782
Tenant deposits	1,845	2,195	1,645	-	2,245	2,195	2,295
Due to (from) related parties	2,458	15,209	2,988	6,103	2,329	4,451	5,767
Total current liabilities	7,307	21,380	6,528	10,312	9,507	8,682	16,844
Mortgage payables, net	-	-	112,179	220,409	-	219,707	180,912
Operational notes, related party	-	-	11,100	19,100	-	24,300	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	7,307	21,380	129,806	249,821	9,507	252,690	197,755
Members’ equity (deficit)
Members’ capital	218,931	330,196	136,252	111,248	294,808	104,538	117,359
Retained earnings (accumulated deficit)	3,737	(11,449)	(36,535)	(55,914)	(7,155)	(47,467)	(6,631)
Total members’ equity (deficit)	222,668	318,747	99,717	55,334	287,654	57,071	110,728
Total liabilities and members’ equity (deficit)	$229,975	$340,127	$229,523	$305,155	$297,161	$309,761	$308,483

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Tuscarora	Tuxford	Vernon	Walton	Wave	Weldon	Wellington
ASSETS
Current assets:
Cash	$11,464	$5,512	$4,514	$6,916	$1,969	$3,840	$7,114
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	567	3,553	2,967	431	3,476	2,286	571
Due from (to) third party property managers	11,711	1,881	4,915	3,676	8,829	3,798	4,933
Total current assets	23,742	10,946	12,396	11,022	14,274	9,924	12,619
Property and equipment, net	318,906	244,298	239,245	282,438	312,084	193,420	385,999
Total assets	$342,648	$255,244	$251,641	$293,461	$326,359	$203,344	$398,618

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$5,890	$1,537	$2,047	$6,531	$1,626	$1,698	$3,136
Tenant deposits	3,145	1,895	2,843	1,895	2,195	2,168	2,395
Due to (from) related parties	3,778	5,691	3,637	8,823	5,826	4,448	7,286
Total current liabilities	12,812	9,124	8,526	17,250	9,647	8,313	12,817
Mortgage payables, net	-	176,608	179,939	-	221,800	134,919	-
Operational notes, related party	-	25,800	7,400	29,000	94,200	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	12,812	211,532	195,865	46,250	325,646	143,232	12,817
Members’ equity (deficit)
Members’ capital	330,825	92,643	85,191	294,775	112,377	81,211	401,288
Retained earnings (accumulated deficit)	(989)	(48,931)	(29,415)	(47,564)	(111,665)	(21,099)	(15,487)
Total members’ equity (deficit)	329,836	43,712	55,776	247,211	713	60,113	385,801
Total liabilities and members’ equity (deficit)	$342,648	$255,244	$251,641	$293,461	$326,359	$203,344	$398,618

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Wentworth	Wescott	Westchester	Wildwood	Willow	Wilson	Winchester
ASSETS
Current assets:
Cash	$8,105	$2,273	$7,646	$7,637	$3,572	$8,153	$4,347
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	2,137	1,291	3,596	2,431	534	509	906
Due from (to) third party property managers	3,405	4,980	2,853	4,000	2,718	4,766	340
Total current assets	13,647	8,544	14,095	14,069	6,823	13,428	5,593
Property and equipment, net	214,294	257,291	310,763	206,640	275,607	363,871	261,340
Total assets	$227,941	$265,836	$324,858	$220,709	$282,430	$377,299	$266,933

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,232	$2,013	$2,162	$2,266	$4,567	$7,237	$2,793
Tenant deposits	1,595	3,440	3,119	1,945	1,545	2,445	1,895
Due to (from) related parties	3,792	5,174	5,698	3,657	7,794	5,807	1,463
Total current liabilities	7,619	10,628	10,979	7,868	13,906	15,489	6,151
Mortgage payables, net	155,217	133,074	196,481	107,312	-	-	-
Operational notes, related party	-	20,800	16,600	-	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	162,836	164,502	224,059	115,180	13,906	15,489	6,151
Members’ equity (deficit)
Members’ capital	67,546	145,767	141,460	116,060	282,191	369,388	276,569
Retained earnings (accumulated deficit)	(2,440)	(44,433)	(40,662)	(10,531)	(13,668)	(7,578)	(15,787)
Total members’ equity (deficit)	65,105	101,334	100,798	105,529	268,524	361,810	260,782
Total liabilities and members’ equity (deficit)	$227,941	$265,836	$324,858	$220,709	$282,430	$377,299	$266,933

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Windsor	Winston	Wisteria	Arlo	Hualapai	Brentwood	Bellvue
ASSETS
Current assets:
Cash	$4,831	$9,599	$6,681	$-	$-	$-	$-
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	4,768	610	3,050	-	-	-	-
Due from (to) third party property managers	-	5,345	4,931	-	-	-	-
Total current assets	9,599	15,554	14,662	-	-	-	-
Property and equipment, net	319,138	310,330	283,244	-	-	-	-
Total assets	$328,736	$325,883	$297,906	$-	$-	$-	$-

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$2,047	$2,873	$1,920	$-	$-	$-	$-
Tenant deposits	2,595	1,795	3,143	-	-	-	-
Due to (from) related parties	7,972	4,457	3,562	-	-	-	-
Total current liabilities	12,614	9,124	8,624	-	-	-	-
Mortgage payables, net	224,828	-	205,382	-	-	-	-
Operational notes, related party	32,500	-	9,300	-	-	-	-
Due to commonly controlled entity	-	-	-	-	-	-	-
Total liabilities	269,942	9,124	223,306	-	-	-	-
Members’ equity (deficit)
Members’ capital	114,006	324,293	97,526	-	-	-	-
Retained earnings (accumulated deficit)	(55,211)	(7,534)	(22,925)	-	-	-	-
Total members’ equity (deficit)	58,795	316,759	74,600	-	-	-	-
Total liabilities and members’ equity (deficit)	$328,736	$325,883	$297,906	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING BALANCE SHEET

AS OF DECEMBER 31, 2024

	Lorenz	Lexie	Hartsfield	Unallocated members’ capital	Consolidated
ASSETS
Current assets:
Cash	$-	$-	$-	$-	$1,881,389
Other receivables	-	-	-	-	1,377
Prepaid expenses	-	-	-	-	505,829
Due from (to) third party property managers	-	-	-	-	1,014,907
Total current assets	-	-	-	-	3,403,502
Property and equipment, net	-	-	-	-	72,206,586
Total assets	$-	$-	$-	$-	$75,610,088

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities:
Accrued expenses	$-	$-	$-	$-	$907,183
Tenant deposits	-	-	-	-	526,298
Due to (from) related parties	-	-	-	-	1,386,475
Total current liabilities	-	-	-	-	2,819,955
Mortgage payables, net	-	-	-	-	23,721,589
Operational notes, related party	-	-	-	-	2,045,300
Due to commonly controlled entity	-	-	-	179,235	179,235
Total liabilities	-	-	-	179,235	28,766,079
Members’ equity (deficit)
Members’ capital	-	-	-	-	52,980,174
Retained earnings (accumulated deficit)	-	-	-	(179,235)	(6,136,165)
Total members’ equity (deficit)	-	-	-	(179,235)	46,844,009
Total liabilities and members’ equity (deficit)	$-	$-	$-	$-	$75,610,088

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Rental income	$29,261	$21,665	$32,220	$19,140	$30,311	$23,991	$8,205

Operating expenses:
Depreciation	16,890	18,734	14,494	6,248	8,735	8,416	7,867
Insurance	1,673	1,681	1,347	891	1,336	844	727
Management fees, related party	8,559	8,508	7,278	2,055	3,490	2,064	1,334
Management Fees	893	1,507	885	840	840	1,398	588
Repairs & maintenance	525	1,140	145	-	-	1,420	5,330
Property taxes	3,389	3,402	3,222	2,390	2,230	2,701	1,559
Other operating expenses	5,350	4,268	4,980	1,758	2,795	4,955	2,723
Total operating expenses	37,277	39,241	32,351	14,181	19,426	21,797	20,127

Income (loss) from operations	(8,016)	(17,576)	(131)	4,959	10,886	2,194	(11,921)

Other expenses (income)
Interest expenses	-	1,573	-	-	-	8,375	9,294
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	-	1,573	-	-	-	8,375	9,294

Net income (loss)	$(8,016)	$(19,149)	$(131)	$4,959	$10,886	$(6,181)	$(21,215)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Rental income	$19,379	$24,270	$19,663	$23,940	$27,185	$25,140	$24,240

Operating expenses:
Depreciation	7,793	8,150	7,990	9,047	8,461	8,215	8,268
Insurance	835	1,027	1,117	1,195	1,288	1,492	1,059
Management fees, related party	2,240	2,889	1,855	3,055	1,649	2,962	2,576
Management Fees	1,657	951	1,264	861	1,628	2,006	903
Repairs & maintenance	470	728	4,723	-	2,295	11,453	525
Property taxes	3,548	3,604	2,409	3,941	7,385	1,908	3,442
Other operating expenses	2,152	2,569	3,635	2,116	3,347	2,950	1,922
Total operating expenses	18,695	19,918	22,993	20,215	26,053	30,987	18,694

Income (loss) from operations	684	4,352	(3,330)	3,725	1,132	(5,847)	5,546

Other expenses (income)
Interest expenses	9,390	-	8,415	-	9,437	-	9,577
Insurance claim proceeds	-	-	-	-	-	(5,900)	-
Total other income (expense)	9,390	-	8,415	-	9,437	(5,900)	9,577

Net income (loss)	$(8,706)	$4,352	$(11,745)	$3,725	$(8,305)	$53	$(4,032)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Rental income	$40,210	$21,230	$26,675	$22,140	$27,800	$24,390	$27,193

Operating expenses:
Depreciation	17,007	5,569	7,050	7,527	7,695	9,162	12,084
Insurance	2,018	724	1,097	1,077	1,420	1,078	1,515
Management fees, related party	8,676	1,462	1,768	3,351	1,791	2,941	3,447
Management Fees	1,656	1,247	1,597	1,333	1,668	1,802	1,500
Repairs & maintenance	1,451	3,648	4,204	3,055	733	2,121	9,540
Property taxes	7,037	3,516	8,552	5,320	12,636	4,151	5,860
Other operating expenses	1,770	3,243	2,358	2,678	2,946	1,384	4,684
Total operating expenses	39,615	19,407	26,625	24,340	28,889	22,640	38,628

Income (loss) from operations	595	1,822	50	(2,200)	(1,089)	1,750	(11,435)

Other expenses (income)
Interest expenses	-	6,884	8,496	1,628	8,543	114	1,641
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	-	6,884	8,496	1,628	8,543	114	1,641

Net income (loss)	$595	$(5,062)	$(8,446)	$(3,827)	$(9,632)	$1,637	$(13,077)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Rental income	$27,990	$16,198	$19,440	$28,560	$19,864	$22,680	$15,307

Operating expenses:
Depreciation	8,103	5,973	6,990	10,275	7,997	8,903	6,230
Insurance	1,328	899	882	2,527	888	902	991
Management fees, related party	3,159	1,858	2,245	3,461	2,633	2,915	1,695
Management Fees	887	1,244	852	993	815	904	847
Repairs & maintenance	-	2,479	267	1,006	862	920	14,929
Property taxes	3,821	1,628	2,143	8,534	2,571	3,643	2,343
Other operating expenses	1,988	2,653	1,880	2,367	3,277	1,920	3,883
Total operating expenses	19,284	16,734	15,260	29,163	19,044	20,108	30,917

Income (loss) from operations	8,706	(535)	4,180	(603)	820	2,572	(15,611)

Other expenses (income)
Interest expenses	-	-	555	419	9,354	803	11,629
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	-	-	555	419	9,354	803	11,629

Net income (loss)	$8,706	$(535)	$3,625	$(1,022)	$(8,534)	$1,770	$(27,240)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Cawley

Rental income	$18,540	$12,235	$33,792	$33,720	$24,059	$19,680	$22,388

Operating expenses:
Depreciation	5,733	5,814	17,935	10,379	6,491	7,289	8,624
Insurance	891	732	2,318	3,191	682	926	1,192
Management fees, related party	1,903	1,253	9,417	2,299	2,484	1,950	2,900
Management Fees	873	672	1,763	2,017	926	1,280	1,480
Repairs & maintenance	459	11,262	402	101	757	2,165	4,998
Property taxes	1,541	1,339	7,519	7,017	2,605	2,079	3,664
Other operating expenses	1,617	5,914	2,240	3,206	1,394	1,229	4,178
Total operating expenses	13,017	26,987	41,594	28,210	15,339	16,917	27,035

Income (loss) from operations	5,523	(14,752)	(7,802)	5,510	8,720	2,763	(4,647)

Other expenses (income)
Interest expenses	-	6,457	300	12,074	-	-	-
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	-	6,457	300	12,074	-	-	-

Net income (loss)	$5,523	$(21,209)	$(8,102)	$(6,564)	$8,720	$2,763	$(4,647)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Centennial	Chaparral	Chelsea	Chester	Chickamauga	Chinook	Chitwood

Rental income	$-	$20,340	$23,700	$28,140	$28,240	$24,365	$29,100

Operating expenses:
Depreciation	-	5,399	8,468	10,190	10,258	9,903	10,510
Insurance	(79)	828	985	1,141	1,212	1,361	1,173
Management fees, related party	-	1,835	2,103	3,643	3,653	2,939	3,798
Management Fees	-	1,052	1,427	1,018	841	840	1,112
Repairs & maintenance	(1,159)	2,115	-	932	171	-	2,118
Property taxes	-	2,169	2,597	3,954	2,570	3,524	5,130
Other operating expenses	1,238	1,672	4,179	3,348	3,586	2,827	3,088
Total operating expenses	-	15,070	19,758	24,226	22,290	21,395	26,929

Income (loss) from operations	-	5,270	3,942	3,914	5,950	2,970	2,171

Other expenses (income)
Interest expenses	-	4,283	8,429	12,471	-	390	-
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	-	4,283	8,429	12,471	-	390	-

Net income (loss)	$-	$987	$(4,487)	$(8,557)	$5,950	$2,580	$2,171

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Clover	Coatbridge	Collier	Collinston	Conway	Cove	Creekside

Rental income	$19,394	$25,500	$27,720	$18,440	$41,040	$20,340	$23,475

Operating expenses:
Depreciation	8,793	9,052	9,757	5,811	18,876	5,780	8,539
Insurance	1,387	960	1,147	696	1,770	1,059	890
Management fees, related party	4,253	1,767	5,487	1,414	6,553	1,634	2,907
Management Fees	1,183	1,698	851	1,148	1,150	1,253	897
Repairs & maintenance	4,379	944	-	3,824	3,791	3,864	371
Property taxes	3,603	8,758	870	3,268	5,034	2,889	3,096
Other operating expenses	2,940	2,041	3,525	8,159	5,016	1,906	1,934
Total operating expenses	26,538	25,218	21,637	24,320	42,189	18,386	18,634

Income (loss) from operations	(7,144)	282	6,083	(5,880)	(1,149)	1,954	4,841

Other expenses (income)
Interest expenses	182	10,105	-	7,755	895	1,791	-
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	182	10,105	-	7,755	895	1,791	-

Net income (loss)	$(7,326)	$(9,824)	$6,083	$(13,635)	$(2,044)	$163	$4,841

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson	Dawson

Rental income	$20,340	$20,340	$20,239	$28,690	$20,700	$17,940	$21,600

Operating expenses:
Depreciation	7,944	8,118	6,550	10,589	8,276	5,818	7,235
Insurance	985	936	807	1,797	939	696	988
Management fees, related party	2,189	2,557	1,871	3,124	2,628	1,284	1,531
Management Fees	1,324	895	890	1,569	883	1,076	1,296
Repairs & maintenance	1,573	551	60	4,651	435	-	1,647
Property taxes	3,663	2,282	3,566	6,294	2,296	3,220	7,212
Other operating expenses	2,479	2,850	2,822	11,298	(65)	2,282	3,050
Total operating expenses	20,157	18,189	16,565	39,321	15,392	14,378	22,960

Income (loss) from operations	183	2,151	3,673	(10,631)	5,308	3,562	(1,360)

Other expenses (income)
Interest expenses	9,711	-	6,034	12,412	-	6,853	8,630
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	9,711	-	6,034	12,412	-	6,853	8,630

Net income (loss)	$(9,528)	$2,151	$(2,361)	$(23,043)	$5,308	$(3,291)	$(9,990)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly	Dops

Rental income	$24,196	$19,038	$23,950	$21,463	$28,680	$43,580	$18,638

Operating expenses:
Depreciation	11,052	5,225	7,141	6,623	8,443	18,951	5,617
Insurance	1,066	780	1,171	931	1,048	1,799	216
Management fees, related party	1,933	1,430	2,522	3,241	2,199	6,786	1,618
Management Fees	1,592	1,017	978	1,282	1,434	950	1,225
Repairs & maintenance	1,647	572	1,381	3,127	700	1,258	282
Property taxes	5,932	6,089	3,845	1,394	8,040	3,757	1,525
Other operating expenses	2,731	1,698	3,752	3,162	2,975	3,908	1,948
Total operating expenses	25,954	16,812	20,791	19,760	24,839	37,409	12,431

Income (loss) from operations	(1,758)	2,226	3,159	1,703	3,841	6,171	6,207

Other expenses (income)
Interest expenses	16,048	7,066	10,256	-	8,593	-	-
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	16,048	7,066	10,256	-	8,593	-	-

Net income (loss)	$(17,806)	$(4,840)	$(7,096)	$1,703	$(4,752)	$6,171	$6,207

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Dorchester	Dunbar	Eagle	Eastfair	Eastwood	Elevation	Ella

Rental income	$22,890	$14,693	$23,455	$24,199	$24,197	$21,294	$21,540

Operating expenses:
Depreciation	10,212	13,182	7,891	5,912	8,757	10,113	7,174
Insurance	2,643	1,137	968	966	1,290	1,131	834
Management fees, related party	5,321	4,279	2,692	1,544	3,102	1,670	2,443
Management Fees	5,488	2,032	1,200	1,470	894	1,365	904
Repairs & maintenance	9,695	6,217	671	1,467	323	555	-
Property taxes	9,909	1,627	5,442	6,704	1,782	5,584	2,200
Other operating expenses	25,172	6,173	2,997	3,128	3,405	1,351	4,891
Total operating expenses	68,440	34,646	21,862	21,190	19,552	21,769	18,446

Income (loss) from operations	(45,549)	(19,954)	1,593	3,009	4,645	(475)	3,094

Other expenses (income)
Interest expenses	1,051	3,634	9,059	8,322	-	12,167	-
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	1,051	3,634	9,059	8,322	-	12,167	-

Net income (loss)	$(46,600)	$(23,588)	$(7,466)	$(5,314)	$4,645	$(12,642)	$3,094

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Ellen	Elm	Emporia	Ensenada	Falcon	Felix	Fenwick

Rental income	$17,395	$17,316	$21,676	$33,078	$25,440	$19,500	$22,178

Operating expenses:
Depreciation	6,807	4,600	9,666	13,332	7,907	8,201	8,240
Insurance	980	784	1,304	2,051	969	739	1,104
Management fees, related party	2,189	1,229	2,561	4,266	2,815	2,208	2,734
Management Fees	1,254	1,074	987	1,007	840	840	1,052
Repairs & maintenance	2,552	5,940	8,806	1,667	-	-	1,774
Property taxes	4,806	4,727	6,200	8,574	5,406	2,314	3,078
Other operating expenses	2,428	2,605	7,921	5,054	1,622	2,825	3,179
Total operating expenses	21,015	20,959	37,445	35,951	19,559	17,128	21,160

Income (loss) from operations	(3,620)	(3,642)	(15,769)	(2,873)	5,881	2,372	1,018

Other expenses (income)
Interest expenses	-	5,942	11,213	16,315	9,059	-	-
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	-	5,942	11,213	16,315	9,059	-	-

Net income (loss)	$(3,620)	$(9,584)	$(26,982)	$(19,188)	$(3,178)	$2,372	$1,018

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Fletcher	Folly	Forest	Foster	Franklin	Gardens	General

Rental income	$17,580	$27,180	$29,640	$19,294	$25,840	$18,731	$30,900

Operating expenses:
Depreciation	4,824	10,253	12,141	8,614	9,246	7,172	8,684
Insurance	754	1,989	3,512	1,044	1,172	898	1,024
Management fees, related party	1,601	4,964	2,666	2,862	3,027	1,524	3,592
Management Fees	899	978	1,337	1,226	1,015	1,153	931
Repairs & maintenance	375	830	1,630	3,893	1,745	1,621	910
Property taxes	1,130	7,570	6,632	6,955	6,933	1,059	4,210
Other operating expenses	1,616	2,804	3,419	2,625	1,575	1,795	1,491
Total operating expenses	11,199	29,389	31,337	27,219	24,713	15,222	20,841

Income (loss) from operations	6,381	(2,209)	(1,697)	(7,924)	1,127	3,509	10,059

Other expenses (income)
Interest expenses	-	495	15,134	-	-	7,368	-
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	-	495	15,134	-	-	7,368	-

Net income (loss)	$6,381	$(2,704)	$(16,831)	$(7,924)	$1,127	$(3,859)	$10,059

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Goose	Grant	Greenhill	Gretal	Grove	Hadden	Hansard

Rental income	$22,740	$29,905	$30,968	$29,300	$18,480	$18,729	$26,381

Operating expenses:
Depreciation	7,356	8,902	8,969	12,411	8,803	6,053	8,339
Insurance	911	1,360	1,277	1,302	1,149	693	1,418
Management fees, related party	2,477	2,231	2,027	4,216	1,320	1,479	3,277
Management Fees	901	1,801	1,855	963	1,116	1,251	1,113
Repairs & maintenance	652	-	-	172	-	4,871	2,835
Property taxes	3,763	5,325	10,485	1,985	3,890	7,358	2,379
Other operating expenses	2,823	3,250	2,655	4,471	3,005	3,795	4,873
Total operating expenses	18,882	22,870	27,269	25,520	19,283	25,501	24,234

Income (loss) from operations	3,858	7,034	3,699	3,780	(803)	(6,772)	2,147

Other expenses (income)
Interest expenses	8,440	10,126	8,990	-	8,378	5,712	-
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	8,440	10,126	8,990	-	8,378	5,712	-

Net income (loss)	$(4,582)	$(3,091)	$(5,291)	$3,780	$(9,181)	$(12,484)	$2,147

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Hansel	Hargrave	Harrison	Henry	Heritage	Heron	Highland

Rental income	$25,140	$16,541	$34,340	$29,980	$24,660	$24,600	$15,257

Operating expenses:
Depreciation	11,127	6,423	12,591	11,823	9,012	8,948	7,884
Insurance	1,160	682	1,410	1,578	1,049	2,029	1,028
Management fees, related party	3,595	2,161	4,667	3,225	2,113	2,040	2,022
Management Fees	963	2,061	933	1,646	1,371	1,476	897
Repairs & maintenance	530	14,037	662	366	2,186	2,450	3,717
Property taxes	2,141	2,941	2,608	6,042	6,548	8,377	4,310
Other operating expenses	2,825	6,233	3,192	3,016	2,678	2,450	4,376
Total operating expenses	22,341	34,538	26,063	27,695	24,957	27,770	24,234

Income (loss) from operations	2,799	(17,998)	8,277	2,285	(297)	(3,170)	(8,977)

Other expenses (income)
Interest expenses	14,965	138	15,416	3,583	11,166	10,151	-
Insurance claim proceeds	-	(2,743)	-	-	-	-	-
Total other income (expense)	14,965	(2,606)	15,416	3,583	11,166	10,151	-

Net income (loss)	$(12,166)	$(15,392)	$(7,138)	$(1,298)	$(11,463)	$(13,320)	$(8,977)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Hines	Hobbes	Holcomb	Holland	Hollandaise	Holloway	Inglewood

Rental income	$19,440	$19,140	$24,145	$18, 240	$22,740	$32,340	$38,640

Operating expenses:
Depreciation	8,810	6,432	9,754	5,818	10,056	9,344	18,721
Insurance	749	682	1,105	695	1,165	1,581	1,818
Management fees, related party	3,751	2,086	4,666	1,360	2,625	2,135	6,325
Management Fees	989	841	1,463	1,194	905	1,931	1,215
Repairs & maintenance	1,491	-	1,446	648	549	4,988	3,754
Property taxes	2,042	2,672	5,050	3,248	2,335	8,784	5,127
Other operating expenses	2,523	1,308	2,309	3,965	9,377	2,974	3,919
Total operating expenses	20,355	14,020	25,793	16,929	27,013	31,737	40,880

Income (loss) from operations	(915)	5,120	(1,648)	1,311	(4,273)	603	(2,240)

Other expenses (income)
Interest expenses	110	-	-	5,758	10,985	11,062	-
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	110	-	-	5,758	10,985	11,062	-

Net income (loss)	$(1,025)	$5,120	$(1,648)	$(4,447)	$(15,258)	$(10,459)	$(2,240)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Irene	Jack	Jake	Jefferson	Jill	Johnny	June

Rental income	$16,980	$25,140	$35,940	$26,380	$27,180	$38,935	$32,490

Operating expenses:
Depreciation	4,824	12,754	16,186	7,555	10,983	16,094	16,094
Insurance	712	1,228	2,138	1,029	1,158	1,603	1,603
Management fees, related party	1,574	3,348	8,798	2,913	3,750	9,024	8,438
Management Fees	840	1,034	1,325	840	926	1,064	1,004
Repairs & maintenance	-	1,075	4,846	-	-	2,755	1,640
Property taxes	1,769	2,041	7,183	1,762	2,104	3,553	3,553
Other operating expenses	1,583	2,418	5,974	2,690	3,109	3,805	3,902
Total operating expenses	11,302	23,899	46,450	16,789	22,030	37,898	36,235

Income (loss) from operations	5,678	1,241	(10,510)	9,591	5,150	1,037	(3,745)

Other expenses (income)
Interest expenses	-	13,736	1,302	-	13,497	1,362	729
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	-	13,736	1,302	-	13,497	1,362	729

Net income (loss)	$5,678	$(12,495)	$(11,812)	$9,591	$(8,347)	$(325)	$(4,474)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn	Kessler	Kingsley

Rental income	$18,900	$16,543	$29,645	$19,949	$24,153	$17,675	$27,130

Operating expenses:
Depreciation	5,811	7,572	11,673	18,951	9,371	8,212	8,580
Insurance	695	1,354	1,468	1,827	1,187	733	1,459
Management fees, related party	1,431	1,946	5,685	5,316	1,937	2,116	1,828
Management Fees	1,134	985	1,679	1,236	1,498	933	1,612
Repairs & maintenance	-	4,153	4,421	4,236	3,431	1,085	4,109
Property taxes	2,605	2,317	4,814	4,094	4,169	4,077	10,971
Other operating expenses	2,215	3,677	4,903	4,236	3,519	2,829	4,634
Total operating expenses	13,892	22,003	34,644	39,897	25,113	19,986	33,194

Income (loss) from operations	5,008	(5,461)	(4,998)	(19,949)	(961)	(2,311)	(6,064)

Other expenses (income)
Interest expenses	7,041	7,532	-	187	11,080	9,298	11,218
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	7,041	7,532	-	187	11,080	9,298	11,218

Net income (loss)	$(2,033)	$(12,993)	$(4,998)	$(20,136)	$(12,041)	$(11,609)	$(17,282)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Kirkwood	Korin	Lallie	Lanier	Lannister	Latte	Lennox

Rental income	$8,083	$24,780	$11,649	$25,930	$14,795	$22,812	$22,447

Operating expenses:
Depreciation	8,598	7,646	12,405	11,412	6,054	10,022	5,956
Insurance	1,521	928	2,650	1,186	758	1,651	784
Management fees, related party	1,605	2,816	1,986	2,121	1,270	4,925	1,510
Management Fees	1,714	856	617	1,634	1,085	1,353	1,345
Repairs & maintenance	9,319	163	7,635	192	487	8,681	-
Property taxes	2,417	3,304	13,306	4,710	1,702	5,579	5,456
Other operating expenses	8,050	1,355	11,813	6,364	2,635	4,011	2,216
Total operating expenses	33,225	17,067	50,412	27,618	13,990	36,221	17,267

Income (loss) from operations	(25,141)	7,713	(38,763)	(1,688)	805	(13,409)	5,180

Other expenses (income)
Interest expenses	9,749	-	15,518	13,511	8,579	168	7,263
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	9,749	-	15,518	13,511	8,579	168	7,263

Net income (loss)	$(34,891)	$7,713	$(54,281)	$(15,199)	$(7,774)	$(13,577)	$(2,082)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Lierly	Lily	Limestone	Litton	Longwoods	Lookout	Loretta

Rental income	$22,475	$30,600	$26,609	$27,840	$20,702	$24,240	$31,575

Operating expenses:
Depreciation	5,864	14,986	8,046	8,826	7,404	9,483	18,861
Insurance	968	2,704	1,221	1,107	3,151	1,013	1,794
Management fees, related party	1,904	4,046	1,911	3,307	2,527	5,091	5,955
Management Fees	1,039	1,411	1,565	952	1,660	886	983
Repairs & maintenance	1,991	5,318	1,476	1,121	6,143	464	2,035
Property taxes	2,732	3,763	8,516	939	5,448	1,162	5,034
Other operating expenses	1,770	2,492	3,919	2,796	3,499	2,072	4,908
Total operating expenses	16,267	34,720	26,654	19,049	29,831	20,171	39,571

Income (loss) from operations	6,208	(4,120)	(44)	8,791	(9,129)	4,069	(7,995)

Other expenses (income)
Interest expenses	5,381	16,974	9,547	10,318	-	-	168
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	5,381	16,974	9,547	10,318	-	-	168

Net income (loss)	$827	$(21,093)	$(9,591)	$(1,527)	$(9,129)	$4,069	$(8,163)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Louis	Louise	Lovejoy	Luna	Lurleen	Madison	Mae

Rental income	$21,585	$24,133	$24,272	$23,090	$15,411	$17,988	$26,100

Operating expenses:
Depreciation	7,401	7,578	8,089	5,912	8,097	5,655	9,728
Insurance	830	1,055	985	922	1,450	832	1,403
Management fees, related party	2,527	1,808	2,010	1,367	1,703	1,822	2,601
Management Fees	1,136	1,446	1,457	1,387	1,014	1,084	1,697
Repairs & maintenance	2,750	-	870	403	5,859	-	-
Property taxes	3,039	2,181	5,906	6,555	2,725	2,302	7,740
Other operating expenses	2,558	3,162	3,149	2,995	3,157	2,754	2,867
Total operating expenses	20,243	17,229	22,466	19,541	24,003	14,450	26,035

Income (loss) from operations	1,342	6,904	1,806	3,549	(8,593)	3,538	65

Other expenses (income)
Interest expenses	-	8,033	8,946	8,348	8,828	7,436	-
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	-	8,033	8,946	8,348	8,828	7,436	-

Net income (loss)	$1,342	$(1,130)	$(7,140)	$(4,798)	$(17,421)	$(3,898)	$65

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Magnolia	Malbec	Mammoth	Marcelo	Marie	Marietta	Marion

Rental income	$19,740	$24,745	$25,740	$19,590	$30,840	$26,940	$22,330

Operating expenses:
Depreciation	8,308	8,776	9,371	7,822	8,794	8,316	9,225
Insurance	895	1,082	1,241	863	1,296	1,135	2,334
Management fees, related party	1,847	2,483	1,999	2,493	3,538	2,360	2,476
Management Fees	1,086	1,062	1,549	914	926	1,621	998
Repairs & maintenance	510	2,334	1,160	607	908	1,549	1,089
Property taxes	2,960	4,732	8,011	2,852	1,219	10,261	2,954
Other operating expenses	1,914	4,448	2,273	2,951	3,089	1,686	2,653
Total operating expenses	17,521	24,917	25,604	18,503	19,770	26,928	21,730

Income (loss) from operations	2,219	(172)	136	1,087	11,070	12	600

Other expenses (income)
Interest expenses	11,770	9,868	14,712	-	-	11,621	402
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	11,770	9,868	14,712	-	-	11,621	402

Net income (loss)	$(9,551)	$(10,039)	$(14,576)	$1,087	$11,070	$(11,609)	$198

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Marple	Martell	Mary	Matchingham	McGregor	McLovin	Meadow

Rental income	$14,393	$23,340	$25,420	$22,922	$23,580	$37,740	$22,200

Operating expenses:
Depreciation	4,824	7,144	7,465	5,825	8,264	14,218	8,820
Insurance	712	2,263	1,026	823	1,059	2,009	967
Management fees, related party	1,367	2,587	2,821	1,428	4,584	4,379	2,065
Management Fees	881	876	840	1,427	1,062	1,969	1,362
Repairs & maintenance	455	-	-	2,771	2,224	419	-
Property taxes	1,173	3,173	1,863	6,628	2,354	7,568	3,345
Other operating expenses	3,016	2,232	2,787	3,528	3,163	1,926	4,225
Total operating expenses	12,428	18,276	16,802	22,429	22,710	32,488	20,783

Income (loss) from operations	1,965	5,064	8,618	492	870	5,252	1,417

Other expenses (income)
Interest expenses	-	430	-	5,733	-	15,455	8,406
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	-	430	-	5,733	-	15,455	8,406

Net income (loss)	$1,965	$4,634	$8,618	$(5,241)	$870	$(10,203)	$(6,989)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Mimosa	Mojave	Murphy	Mycroft	Nugget	Odessa	Olive

Rental income	$19,876	$21,270	$24,040	$15,593	$28,991	$30,334	$23,440

Operating expenses:
Depreciation	5,908	7,049	8,171	4,933	15,387	14,664	7,377
Insurance	870	831	1,048	780	1,900	1,716	1,110
Management fees, related party	2,028	2,021	1,803	1,497	7,844	3,860	1,842
Management Fees	1,152	883	1,442	1,772	870	1,369	1,406
Repairs & maintenance	4,412	429	-	8,800	1,089	2,594	1,008
Property taxes	1,230	3,616	7,788	1,319	6,695	8,168	7,183
Other operating expenses	2,341	2,049	2,485	5,471	4,631	4,230	2,675
Total operating expenses	17,941	16,880	22,737	24,572	38,416	36,602	22,601

Income (loss) from operations	1,935	4,390	1,303	(8,979)	(9,426)	(6,268)	839

Other expenses (income)
Interest expenses	7,736	6,704	8,113	-	-	17,468	7,324
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	7,736	6,704	8,113	-	-	17,468	7,324

Net income (loss)	$(5,801)	$(2,314)	$(6,810)	$(8,979)	$(9,426)	$(23,736)	$(6,486)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Oly	Onyx	Oscar	Osceola	Osprey	Otoro	Palmer

Rental income	$35,940	$23,540	$19,707	$20,861	$28,620	$25,729	$23,235

Operating expenses:
Depreciation	12,529	12,016	8,036	7,701	10,980	12,169	9,298
Insurance	1,797	1,324	739	4,304	2,519	1,544	1,116
Management fees, related party	4,226	2,697	2,358	2,205	4,618	2,538	2,777
Management Fees	1,399	1,270	1,102	1,246	1,717	1,949	1,992
Repairs & maintenance	5,588	2,653	631	6,179	405	3,403	3,597
Property taxes	6,520	3,936	2,314	5,346	9,133	7,215	3,461
Other operating expenses	1,677	4,580	2,430	2,998	2,274	3,733	2,233
Total operating expenses	33,736	28,476	17,610	29,979	31,645	32,551	24,473

Income (loss) from operations	2,204	(4,936)	2,096	(9,118)	(3,025)	(6,822)	(1,238)

Other expenses (income)
Interest expenses	14,773	-	-	537	-	16,629	5
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	14,773	-	-	537	-	16,629	5

Net income (loss)	$(12,570)	$(4,936)	$2,096	$(9,655)	$(3,025)	$(23,451)	$(1,244)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Patrick	Peanut	Pearl	Pecan	Peterson	Piedmont	Pinot

Rental income	$19,140	$16,595	$18,614	$20,622	$21,467	$28,800	$28,740

Operating expenses:
Depreciation	7,036	5,929	14,997	5,725	6,208	10,544	8,859
Insurance	855	840	1,398	891	891	1,246	763
Management fees, related party	1,822	1,481	7,067	1,894	2,241	3,774	2,852
Management Fees	977	1,044	1,441	1,342	1,041	1,437	1,001
Repairs & maintenance	1,372	2,655	7,538	2,679	1,218	4,764	1,612
Property taxes	2,159	1,618	3,552	2,327	2,390	6,477	4,759
Other operating expenses	1,670	2,651	2,854	2,885	2,472	3,081	4,045
Total operating expenses	15,891	16,218	38,846	17,744	16,459	31,323	23,890

Income (loss) from operations	3,249	377	(20,232)	2,878	5,007	(2,523)	4,850

Other expenses (income)
Interest expenses	4,414	7,044	104	4,600	-	12,906	9,961
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	4,414	7,044	104	4,600	-	12,906	9,961

Net income (loss)	$(1,165)	$(6,668)	$(20,336)	$(1,722)	$5,007	$(15,429)	$(5,111)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Pioneer	Plumtree	Point	Porthos	Quincy	Redondo	Regency

Rental income	$38,640	$19,980	$25,140	$27,940	$36,540	$27,272	$21,497

Operating expenses:
Depreciation	16,234	5,535	10,500	8,295	15,029	8,616	9,195
Insurance	1,889	820	1,316	4,249	1,704	1,013	1,377
Management fees, related party	8,809	1,846	2,872	3,207	5,383	3,313	2,602
Management Fees	859	1,210	1,057	864	1,453	1,017	3,643
Repairs & maintenance	190	3,695	2,172	245	4,741	1,461	15,683
Property taxes	5,914	2,262	3,689	6,568	4,939	4,720	4,572
Other operating expenses	2,601	3,195	4,034	1,936	3,625	3,861	3,255
Total operating expenses	36,497	18,564	25,640	25,364	36,874	24,001	40,328

Income (loss) from operations	2,143	1,416	(500)	2,576	(334)	3,271	(18,832)

Other expenses (income)
Interest expenses	-	4,563	13,854	-	1,705	11,783	10,516
Insurance claim proceeds	-	-	-	-	-	-	(15,190)
Total other income (expense)	-	4,563	13,854	-	1,705	11,783	(4,674)

Net income (loss)	$2,143	$(3,146)	$(14,353)	$2,576	$(2,039)	$(8,512)	$(14,157)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond	Ridge	Ritter

Rental income	$12,094	$31,800	$12,471	$20,891	$27,540	$23,100	$29,940

Operating expenses:
Depreciation	18,429	11,810	8,791	8,642	10,463	5,983	13,864
Insurance	1,958	1,512	1,189	904	1,260	818	2,034
Management fees, related party	3,206	5,723	1,816	2,781	3,642	1,592	7,363
Management Fees	3,302	1,749	916	902	849	1,290	852
Repairs & maintenance	14,236	-	16,765	560	90	2,348	-
Property taxes	6,075	6,049	3,808	2,790	4,978	6,398	5,559
Other operating expenses	9,499	2,578	11,648	2,510	2,269	2,859	1,924
Total operating expenses	56,704	29,421	44,934	19,088	23,551	21,288	31,598

Income (loss) from operations	(44,610)	2,379	(32,463)	1,803	3,989	1,812	(1,658)

Other expenses (income)
Interest expenses	3,579	-	9,661	-	-	6,640	1,251
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	3,579	-	9,661	-	-	6,640	1,251

Net income (loss)	$(48,188)	$2,379	$(42,124)	$1,803	$3,989	$(4,828)	$(2,909)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	River	Riverwalk	Rooney	Roseberry	Rosewood	Roxy	Saddlebred

Rental income	$26,006	$32,133	$28,451	$29,613	$22,980	$25,835	$34,003

Operating expenses:
Depreciation	7,323	10,855	8,844	9,026	7,438	8,958	15,278
Insurance	1,066	1,180	964	2,469	1,090	1,070	2,617
Management fees, related party	2,527	6,372	3,001	2,082	1,875	2,663	3,940
Management Fees	1,556	1,186	895	1,751	1,494	840	1,743
Repairs & maintenance	320	3,012	-	500	-	-	6,123
Property taxes	5,090	1,633	2,708	12,722	2,384	3,274	4,519
Other operating expenses	4,985	6,816	4,129	3,232	2,687	2,919	4,872
Total operating expenses	22,866	31,054	20,541	31,782	16,967	19,725	39,091

Income (loss) from operations	3,140	1,079	7,910	(2,169)	6,013	6,110	(5,088)

Other expenses (income)
Interest expenses	8,035	-	10,831	10,361	9,412	11,694	14,748
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	8,035	-	10,831	10,361	9,412	11,694	14,748

Net income (loss)	$(4,895)	$1,079	$(2,921)	$(12,530)	$(3,400)	$(5,584)	$(19,836)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Saint	Sajni	Salem	Salinas	Saturn	Scepter	Sequoyah

Rental income	$27,485	$26,476	$19,690	$21,340	$18,888	$18,711	$22,140

Operating expenses:
Depreciation	7,582	13,319	8,775	8,078	7,264	6,475	7,810
Insurance	1,008	5,574	1,080	740	695	868	844
Management fees, related party	2,838	3,236	2,237	2,247	1,558	1,835	2,419
Management Fees	848	2,733	815	1,397	1,136	967	1,336
Repairs & maintenance	-	6,368	1,232	5,653	1,695	520	3,008
Property taxes	3,059	3,813	4,497	2,927	4,754	2,703	2,814
Other operating expenses	2,403	5,753	5,263	1,949	3,359	4,378	3,815
Total operating expenses	17,738	40,796	23,899	22,990	20,462	17,746	22,046

Income (loss) from operations	9,747	(14,321)	(4,209)	(1,650)	(1,574)	966	94

Other expenses (income)
Interest expenses	8,293	1,090	10,375	1,523	7,416	7,617	9,293
Insurance claim proceeds	-	(4,456)	-	-	-	-	-
Total other income (expense)	8,293	(3,366)	10,375	1,523	7,416	7,617	9,293

Net income (loss)	$1,454	$(10,955)	$(14,584)	$(3,173)	$(8,990)	$(6,651)	$(9,199)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Shallowford	Shoreline	Sigma	Simon	Sims	Soapstone	Sodalis

Rental income	$22,700	$17,580	$28,500	$22,895	$22,560	$23,160	$16,681

Operating expenses:
Depreciation	9,917	8,520	10,479	7,953	7,498	8,235	8,838
Insurance	1,177	1,254	1,274	1,056	1,020	1,021	1,259
Management fees, related party	3,260	1,709	2,447	2,696	2,592	2,013	2,514
Management Fees	925	1,051	1,710	1,018	939	1,089	5,219
Repairs & maintenance	2,222	9,964	3,552	567	282	2,412	28,223
Property taxes	3,711	7,031	5,244	1,793	3,366	2,841	6,000
Other operating expenses	3,720	5,243	3,865	4,427	3,255	1,919	4,717
Total operating expenses	24,932	34,773	28,571	19,511	18,951	19,531	56,770

Income (loss) from operations	(2,232)	(17,193)	(71)	3,384	3,609	3,629	(40,090)

Other expenses (income)
Interest expenses	12,843	11,131	10,536	-	-	5,737	300
Insurance claim proceeds	-	-	-	-	-	-	(23,776)
Total other income (expense)	12,843	11,131	10,536	-	-	5,737	(23,476)

Net income (loss)	$(15,075)	$(28,324)	$(10,606)	$3,384	$3,609	$(2,108)	$(16,614)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Spencer	Splash	Spring	Stonebriar	Sugar	Summerset	Sundance

Rental income	$24,342	$20,600	$22,346	$17,980	$25,429	$27,147	$25,740

Operating expenses:
Depreciation	8,313	6,432	6,803	5,574	8,559	10,115	10,205
Insurance	2,308	811	800	756	3,269	1,736	1,276
Management fees, related party	1,902	1,927	1,961	1,494	1,987	1,958	3,109
Management Fees	1,905	1,825	1,315	1,099	1,518	1,690	883
Repairs & maintenance	885	325	3,561	724	2,903	3,032	262
Property taxes	6,058	2,218	5,359	3,103	5,551	4,395	3,780
Other operating expenses	4,291	1,804	4,364	3,068	3,351	2,386	3,353
Total operating expenses	25,662	15,342	24,163	15,818	27,138	25,312	22,868

Income (loss) from operations	(1,320)	5,258	(1,817)	2,162	(1,709)	1,835	2,872

Other expenses (income)
Interest expenses	9,814	5,581	-	7,643	9,800	9,584	11,791
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	9,814	5,581	-	7,643	9,800	9,584	11,791

Net income (loss)	$(11,134)	$(323)	$(1,817)	$(5,480)	$(11,509)	$(7,749)	$(8,919)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Sunnyside	Swift	Taylor	Terracotta	Theodore	Tulip	Tuscan

Rental income	$19,301	$26,340	$13,437	$18,653	$24,465	$26,991	$30,200

Operating expenses:
Depreciation	6,079	10,575	7,377	7,573	7,893	8,726	8,879
Insurance	842	1,234	883	969	1,056	1,364	1,081
Management fees, related party	2,148	4,609	1,860	2,050	2,837	2,202	3,231
Management Fees	935	1,455	787	1,428	967	1,621	885
Repairs & maintenance	660	1,199	6,013	5,266	836	1,001	450
Property taxes	1,871	4,983	2,114	3,149	1,780	3,134	3,702
Other operating expenses	2,714	2,760	5,571	4,868	2,167	2,605	4,785
Total operating expenses	15,249	26,814	24,605	25,303	17,536	20,653	23,013

Income (loss) from operations	4,052	(474)	(11,168)	(6,650)	6,929	6,338	7,187

Other expenses (income)
Interest expenses	-	-	8,553	10,797	-	12,443	7,388
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	-	-	8,553	10,797	-	12,443	7,388

Net income (loss)	$4,052	$(474)	$(19,721)	$(17,447)	$6,929	$(6,105)	$(202)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Tuscarora	Tuxford	Vernon	Walton	Wave	Weldon	Wellington

Rental income	$27,880	$23,984	$23,400	$22,740	$24,215	$18,787	$29,986

Operating expenses:
Depreciation	9,182	7,203	7,238	8,733	9,192	5,811	12,832
Insurance	1,161	961	977	893	1,076	696	1,447
Management fees, related party	3,444	1,934	1,631	4,449	2,044	1,412	3,158
Management Fees	975	1,394	1,404	2,023	1,452	1,121	1,671
Repairs & maintenance	318	2,920	1,207	547	(450)	788	5,020
Property taxes	6,159	8,862	6,547	2,717	5,591	3,507	6,586
Other operating expenses	3,304	4,050	2,504	3,092	1,193	3,660	3,265
Total operating expenses	24,545	27,324	21,506	22,455	20,099	16,996	33,979

Income (loss) from operations	3,334	(3,341)	1,894	285	4,117	1,790	(3,993)

Other expenses (income)
Interest expenses	-	8,922	7,671	2,185	15,826	5,349	7
Insurance claim proceeds	-	-	-	-	-	-	-
Total other income (expense)	-	8,922	7,671	2,185	15,826	5,349	7

Net income (loss)	$3,334	$(12,262)	$(5,778)	$(1,899)	$(11,709)	$(3,558)	$(4,000)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Wentworth	Wescott	Westchester	Wildwood	Willow	Wilson

Rental income	$23,415	$19,790	$28,550	$20,880	$18,540	$27,300

Operating expenses:
Depreciation	6,833	7,530	9,374	6,063	8,041	11,722
Insurance	807	982	1,510	744	797	1,138
Management fees, related party	2,159	2,760	2,393	2,334	2,391	3,654
Management Fees	854	1,091	1,894	840	1,144	1,100
Repairs & maintenance	135	2,513	6,738	-	3,081	2,496
Property taxes	3,540	2,328	11,508	1,996	2,156	4,026
Other operating expenses	2,010	2,398	5,590	2,930	2,347	1,905
Total operating expenses	16,337	19,602	39,008	14,908	19,957	26,041

Income (loss) from operations	7,078	188	(10,458)	5,972	(1,417)	1,259

Other expenses (income)
Interest expenses	6,251	9,851	10,644	6,148	-	-
Insurance claim proceeds	-	-	-	-	-	-
Total other income (expense)	6,251	9,851	10,644	6,148	-	-

Net income (loss)	$826	$(9,663)	$(21,102)	$(176)	$(1,417)	$1,259

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Winchester	Windsor	Winston	Wisteria	Consolidated

Rental income	$24,985	$28,914	$21,855	$25,740	$5,747,036

Operating expenses:
Depreciation	8,418	9,618	9,039	9,735	2,196,438
Insurance	1,231	5,697	1,024	1,418	310,219
Management fees, related party	2,749	2,008	2,399	1,816	709,124
Management Fees	1,014	1,877	1,324	1,549	306,791
Repairs & maintenance	980	(318)	2,175	868	586,651
Property taxes	3,919	22,665	3,510	2,943	1,060,272
Other operating expenses	2,476	2,824	2,566	1,961	823,832
Total operating expenses	20,786	44,371	22,037	20,289	5,993,328

Income (loss) from operations	4,199	(15,457)	(182)	5,451	(246,292)

Other expenses (income)
Interest expenses	-	13,864	-	10,630	1,299,600
Insurance claim proceeds	-	-	-	-	(52,065)
Total other income (expense)	-	13,864	-	10,630	1,247,535

Net income (loss)	$4,199	$(29,321)	$(182)	$(5,179)	$(1,493,827)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Rental income	$17,600	$37,140	$31,830	$16,264	$27,840	$21,835	$14,726

Operating expenses:
Depreciation	16,890	17,438	14,494	6,248	8,735	8,416	6,418
Insurance	1,716	1,696	1,388	1,073	1,673	1,017	1,047
Management fees, related party	8,116	9,396	7,247	1,895	3,292	1,658	1,132
Management Fees	719	1,052	873	900	880	1,553	1,120
Repairs & maintenance	2,762	1,980	(6,529)	669	-	2,061	3,880
Property taxes	3,076	3,089	2,609	1,366	1,159	1,691	2,329
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,982	3,425	2,328	5,719	5,256	4,218	2,998
Total operating expenses	37,261	38,076	22,411	17,869	20,996	20,612	18,923

Income (loss) from operations	(19,661)	(936)	9,419	(1,605)	6,844	1,223	(4,197)

Other expenses (income)
Interest expenses	-	48	-	-	-	7,876	7,848
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	48	-	-	-	7,876	7,848

Net income (loss)	$(19,661)	$(984)	$9,419	$(1,605)	$6,844	$(6,653)	$(12,045)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Rental income	$18,840	$23,940	$17,587	$18,209	$26,130	$22,418	$19,459

Operating expenses:
Depreciation	7,009	8,150	7,990	9,047	8,461	8,215	8,268
Insurance	823	1,198	1,174	1,629	1,664	1,096	1,331
Management fees, related party	2,197	2,863	1,785	2,807	1,489	2,815	2,334
Management Fees	902	1,015	1,125	971	1,704	1,158	1,312
Repairs & maintenance	729	1,340	748	855	-	3,572	4,571
Property taxes	3,477	3,402	3,725	3,930	8,776	1,570	3,583
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,652	2,006	4,133	3,793	1,455	3,978	4,008
Total operating expenses	16,789	19,974	20,679	23,032	23,548	22,404	25,406

Income (loss) from operations	2,051	3,966	(3,092)	(4,823)	2,582	14	(5,947)

Other expenses (income)
Interest expenses	8,721	-	7,957	-	8,187	-	9,577
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	8,721	-	7,957	-	8,187	-	9,577

Net income (loss)	$(6,670)	$3,966	$(11,048)	$(4,823)	$(5,605)	$14	$(15,525)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Rental income	$27,163	$19,134	$25,925	$21,861	$19,004	$23,340	$31,373

Operating expenses:
Depreciation	16,005	5,569	7,050	7,527	7,695	8,412	12,084
Insurance	2,030	775	1,602	985	2,197	1,104	1,746
Management fees, related party	8,004	1,396	1,720	3,305	1,298	2,857	3,109
Management Fees	1,057	1,091	1,584	1,356	1,454	980	2,041
Repairs & maintenance	2,476	328	1,377	1,937	6,361	1,399	4,069
Property taxes	6,664	3,093	9,723	5,250	16,576	6,476	5,677
Credit loss expense (recovery)	-	(960)	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,889	1,534	2,291	3,840	4,509	3,450	3,118
Total operating expenses	39,125	12,825	25,346	24,200	40,090	24,679	31,844

Income (loss) from operations	(11,962)	6,309	579	(2,340)	(21,087)	(1,339)	(471)

Other expenses (income)
Interest expenses	-	6,183	7,773	59	7,609	-	64
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	6,183	7,773	59	7,609	-	64

Net income (loss)	$(11,962)	$126	$(7,194)	$(2,399)	$(28,695)	$(1,339)	$(535)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Rental income	$27,540	$19,440	$17,114	$28,050	$26,940	$22,260	$17,836

Operating expenses:
Depreciation	8,103	7,963	6,990	10,275	7,997	8,903	6,230
Insurance	1,651	791	873	2,973	910	869	1,078
Management fees, related party	3,133	2,017	2,059	3,420	3,055	2,882	2,072
Management Fees	1,012	924	2,166	888	843	1,319	705
Repairs & maintenance	1,422	843	13,311	-	44	4,787	11,028
Property taxes	3,553	386	1,321	8,379	1,576	3,598	3,437
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,056	1,579	5,409	2,611	3,017	1,572	3,411
Total operating expenses	20,930	14,504	32,130	28,545	17,442	23,929	27,961

Income (loss) from operations	6,610	4,936	(15,016)	(495)	9,498	(1,669)	(10,125)

Other expenses (income)
Interest expenses	-	-	20	-	10,073	29	9,085
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	-	20	-	10,073	29	9,085

Net income (loss)	$6,610	$4,936	$(15,036)	$(495)	$(575)	$(1,698)	$(19,210)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Cawley

Rental income	$16,635	$14,228	$27,252	$28,052	$21,740	$15,216	$26,340

Operating expenses:
Depreciation	5,733	5,814	17,832	10,379	6,491	7,289	8,624
Insurance	1,084	745	2,345	3,958	757	891	1,237
Management fees, related party	1,820	1,405	8,991	1,970	2,309	1,514	3,151
Management Fees	770	729	1,474	1,884	1,065	1,293	968
Repairs & maintenance	-	75	3,500	5,099	2,190	3,464	368
Property taxes	(490)	1,251	6,243	8,537	2,917	1,943	3,696
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,383	1,529	4,762	5,723	1,658	3,818	2,183
Total operating expenses	12,299	11,549	45,146	37,551	17,388	20,212	20,228

Income (loss) from operations	4,335	2,679	(17,894)	(9,499)	4,352	(4,996)	6,112

Other expenses (income)
Interest expenses	-	5,801	-	10,323	-	-	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	5,801	-	10,323	-	-	-

Net income (loss)	$4,335	$(3,122)	$(17,894)	$(19,822)	$4,352	$(4,996)	$6,112

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Centennial	Chaparral	Chelsea	Chester	Chickamauga	Chinook	Chitwood

Rental income	$14,824	$18,844	$23,470	$24,498	$27,840	$23,940	$28,620

Operating expenses:
Depreciation	5,875	5,399	8,468	10,190	10,258	9,903	10,510
Insurance	903	926	904	1,496	1,636	1,449	1,539
Management fees, related party	779	1,593	1,940	3,422	3,621	2,905	3,760
Management Fees	1,243	1,062	1,571	818	912	953	993
Repairs & maintenance	6,134	1,857	-	90	88	659	985
Property taxes	3,157	2,606	4,222	4,523	1,665	3,599	4,777
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	(80,846)	-	-	-	-	-	-
Other operating expenses	6,622	1,738	2,361	3,792	3,572	2,244	2,295
Total operating expenses	(56,133)	15,181	19,465	24,330	21,752	21,712	24,858

Income (loss) from operations	70,956	3,664	4,005	168	6,088	2,228	3,762

Other expenses (income)
Interest expenses	14,115	4,400	8,429	12,658	-	14	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	14,115	4,400	8,429	12,658	-	14	-

Net income (loss)	$56,841	$(736)	$(4,424)	$(12,490)	$6,088	$2,214	$3,762

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Clover	Coatbridge	Collier	Collinston	Conway	Cove	Creekside

Rental income	$24,520	$24,795	$27,180	$10,396	$33,918	$4,869	$23,370

Operating expenses:
Depreciation	8,793	9,052	9,757	5,811	18,876	5,780	8,539
Insurance	1,569	1,067	1,252	716	1,761	1,226	809
Management fees, related party	3,989	1,747	5,443	969	6,123	1,109	2,899
Management Fees	1,792	1,789	934	549	1,023	(42)	883
Repairs & maintenance	5,915	1,514	668	9,291	2,069	17,289	325
Property taxes	3,695	10,392	870	4,368	3,936	2,917	2,950
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,491	3,464	2,453	6,304	6,042	7,073	1,724
Total operating expenses	30,245	29,025	21,378	28,007	39,829	35,352	18,127

Income (loss) from operations	(5,725)	(4,230)	5,802	(17,611)	(5,911)	(30,483)	5,243

Other expenses (income)
Interest expenses	-	8,269	-	5,428	32	79	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	8,269	-	5,428	32	79	-

Net income (loss)	$(5,725)	$(12,499)	$5,802	$(23,040)	$(5,943)	$(30,562)	$5,243

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson	Dawson

Rental income	$23,740	$16,442	$19,298	$30,032	$20,520	$16,835	$21,370

Operating expenses:
Depreciation	7,944	8,118	6,550	10,025	8,276	5,818	7,235
Insurance	943	1,138	846	1,024	922	887	1,195
Management fees, related party	2,181	2,385	1,623	2,644	2,614	1,248	1,292
Management Fees	1,455	852	1,073	1,949	1,365	1,024	1,517
Repairs & maintenance	1,609	1,190	609	3,031	5,252	4,753	3,251
Property taxes	4,027	2,252	3,462	8,327	1,647	3,875	7,807
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,852	4,448	1,888	2,544	1,708	4,066	2,469
Total operating expenses	20,011	20,383	16,052	29,543	21,784	21,672	24,766

Income (loss) from operations	3,729	(3,942)	3,246	489	(1,264)	(4,837)	(3,396)

Other expenses (income)
Interest expenses	9,863	-	5,998	12,358	-	5,798	6,903
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	9,863	-	5,998	12,358	-	5,798	6,903

Net income (loss)	$(6,134)	$(3,942)	$(2,751)	$(11,869)	$(1,264)	$(10,635)	$(10,298)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly	Dops

Rental income	$12,740	$17,457	$23,040	$17,644	$28,935	$34,755	$17,642

Operating expenses:
Depreciation	10,492	5,225	7,141	6,623	8,443	18,951	5,617
Insurance	1,131	894	1,652	950	1,159	1,800	1,866
Management fees, related party	1,609	1,121	2,449	2,569	1,830	6,150	1,529
Management Fees	865	1,200	1,306	1,649	1,824	1,147	1,112
Repairs & maintenance	10,194	7,854	4,194	4,739	4,575	3,040	2,866
Property taxes	7,800	7,541	3,407	1,303	10,572	3,534	1,425
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	15,985	4,396	2,237	3,907	3,513	4,557	2,743
Total operating expenses	48,077	28,231	22,387	21,741	31,916	39,178	17,159

Income (loss) from operations	(35,336)	(10,774)	653	(4,096)	(2,981)	(4,424)	483

Other expenses (income)
Interest expenses	9,129	5,722	8,210	-	8,138	-	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	9,129	5,722	8,210	-	8,138	-	-

Net income (loss)	$(44,466)	$(16,496)	$(7,557)	$(4,096)	$(11,119)	$(4,424)	$483

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Dorchester	Dunbar	Eagle	Eastfair	Eastwood	Elevation	Ella

Rental income	$22,609	$20,065	$25,239	$23,413	$14,270	$15,552	$20,899

Operating expenses:
Depreciation	9,454	11,622	7,891	5,912	8,757	10,113	7,174
Insurance	3,138	1,296	1,026	1,170	1,614	1,377	869
Management fees, related party	4,991	4,569	2,381	922	2,281	1,388	2,462
Management Fees	840	1,481	1,258	1,811	1,224	1,114	973
Repairs & maintenance	-	6,691	-	1,083	4,143	11,158	1,471
Property taxes	9,730	1,627	3,303	10,552	742	5,164	2,171
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,090	7,899	2,422	3,882	8,821	13,294	4,039
Total operating expenses	30,243	35,184	18,281	25,333	27,582	43,608	19,159

Income (loss) from operations	(7,635)	(15,119)	6,957	(1,920)	(13,312)	(28,056)	1,740

Other expenses (income)
Interest expenses	-	111	9,059	7,057	-	8,184	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	111	9,059	7,057	-	8,184	-

Net income (loss)	$(7,635)	$(15,230)	$(2,101)	$(8,977)	$(13,312)	$(36,240)	$1,740

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Ellen	Elm	Emporia	Ensenada	Falcon	Felix	Fenwick

Rental income	$25,130	$17,505	$27,695	$24,549	$25,346	$16,499	$21,038

Operating expenses:
Depreciation	6,807	4,600	9,666	13,332	7,907	8,201	8,240
Insurance	1,101	942	1,856	2,612	1,028	726	1,314
Management fees, related party	2,667	1,353	2,050	3,724	2,451	1,968	2,853
Management Fees	978	869	1,980	1,263	1,328	840	1,163
Repairs & maintenance	1,126	493	499	6,462	1,122	-	5,186
Property taxes	1,688	4,728	7,139	11,799	3,419	1,032	3,057
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	606	1,964	3,176	3,642	4,102	2,455	4,733
Total operating expenses	14,973	14,948	26,366	42,835	21,357	15,222	26,546

Income (loss) from operations	10,157	2,557	1,329	(18,286)	3,989	1,278	(5,508)

Other expenses (income)
Interest expenses	-	5,046	9,623	15,342	9,059	-	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	5,046	9,623	15,342	9,059	-	-

Net income (loss)	$10,157	$(2,489)	$(8,294)	$(33,627)	$(5,070)	$1,278	$(5,508)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Fletcher	Folly	Forest	Foster	Franklin	Gardens	General

Rental income	$17,040	$27,060	$27,802	$28,188	$25,740	$18,790	$32,350

Operating expenses:
Depreciation	4,824	10,253	12,141	8,614	9,246	7,172	8,684
Insurance	949	2,124	4,629	1,086	1,480	930	1,268
Management fees, related party	1,579	4,954	2,036	3,294	3,019	1,724	3,638
Management Fees	852	974	1,820	1,020	1,191	943	974
Repairs & maintenance	108	874	1,195	1,802	3,385	385	1,341
Property taxes	(737)	7,412	5,981	4,841	6,536	1,859	6,487
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,761	2,695	6,784	1,390	1,253	3,965	2,191
Total operating expenses	9,336	29,287	34,587	22,047	26,109	16,978	24,583

Income (loss) from operations	7,704	(2,227)	(6,784)	6,141	(369)	1,813	7,767

Other expenses (income)
Interest expenses	-	18	10,767	-	-	6,573	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	18	10,767	-	-	6,573	-

Net income (loss)	$7,704	$(2,244)	$(17,551)	$6,141	$(369)	$(4,760)	$7,767

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Goose	Grant	Greenhill	Gretal	Grove	Hadden	Hansard

Rental income	$25,207	$29,894	$33,450	$28,740	$18,515	$20,254	$26,780

Operating expenses:
Depreciation	7,356	8,902	8,969	12,411	8,803	6,053	8,339
Insurance	964	1,594	1,842	1,358	1,355	691	1,809
Management fees, related party	2,357	2,185	1,680	4,159	1,230	1,313	3,119
Management Fees	1,261	1,838	2,401	893	1,302	1,417	870
Repairs & maintenance	867	-	33	143	3,763	1,244	-
Property taxes	2,672	5,902	12,045	1,985	6,386	9,755	1,700
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,196	2,982	3,051	2,726	1,855	1,695	2,857
Total operating expenses	18,672	23,403	30,020	23,675	24,693	22,167	18,695

Income (loss) from operations	6,535	6,492	3,430	5,065	(6,178)	(1,913)	8,085

Other expenses (income)
Interest expenses	8,440	10,126	8,909	-	7,576	5,622	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	8,440	10,126	8,909	-	7,576	5,622	-

Net income (loss)	$(1,905)	$(3,634)	$(5,479)	$5,065	$(13,754)	$(7,535)	$8,085

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Hansel	Hargrave	Harrison	Henry	Heritage	Heron	Highland

Rental income	$18,355	$11,388	$33,840	$20,243	$24,093	$23,770	$23,309

Operating expenses:
Depreciation	11,127	6,423	12,591	11,823	9,012	8,948	7,884
Insurance	1,193	758	1,518	1,905	1,194	2,810	1,181
Management fees, related party	3,262	1,606	4,627	2,968	1,870	1,774	1,839
Management Fees	869	1,007	870	1,123	1,568	1,676	1,664
Repairs & maintenance	1,740	3,067	175	15,773	972	327	1,079
Property taxes	2,135	3,355	3,833	6,104	7,064	11,489	4,467
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	5,050	6,900	3,007	6,329	2,797	1,983	1,920
Total operating expenses	25,377	23,116	26,622	46,025	24,477	29,008	20,033

Income (loss) from operations	(7,022)	(11,728)	7,218	(25,782)	(384)	(5,238)	3,276

Other expenses (income)
Interest expenses	13,586	-	15,639	340	9,770	9,636	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	13,586	-	15,639	340	9,770	9,636	-

Net income (loss)	$(20,608)	$(11,728)	$(8,420)	$(26,122)	$(10,155)	$(14,874)	$3,276

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Hines	Hobbes	Holcomb	Holland	Hollandaise	Holloway	Inglewood

Rental income	$14,838	$13,770	$25,740	$17,660	$15,233	$31,140	$35,427

Operating expenses:
Depreciation	8,810	6,432	9,754	5,818	10,056	9,344	18,721
Insurance	734	758	1,295	887	1,561	2,419	1,858
Management fees, related party	3,453	1,867	4,482	1,084	2,375	1,738	6,138
Management Fees	1,040	1,215	1,672	1,362	1,623	2,232	995
Repairs & maintenance	3,275	5,851	127	989	8,231	785	2,085
Property taxes	2,015	2,838	6,393	3,937	3,306	9,835	4,058
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,317	3,492	2,664	2,000	5,221	2,231	4,543
Total operating expenses	23,644	22,452	26,387	16,077	32,374	28,583	38,397

Income (loss) from operations	(8,806)	(8,682)	(647)	1,583	(17,141)	2,557	(2,970)

Other expenses (income)
Interest expenses	-	-	-	5,758	10,025	10,347	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	-	-	5,758	10,025	10,347	-

Net income (loss)	$(8,806)	$(8,682)	$(647)	$(4,175)	$(27,167)	$(7,790)	$(2,970)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Irene	Jack	Jake	Jefferson	Jill	Johnny	June

Rental income	$16,740	$17,782	$34,601	$25,740	$26,260	$30,053	$20,871

Operating expenses:
Depreciation	4,824	12,754	16,186	7,555	10,983	16,094	16,094
Insurance	951	1,292	2,176	1,181	1,196	1,646	1,646
Management fees, related party	1,555	3,040	8,831	2,862	3,677	8,313	7,859
Management Fees	840	1,085	1,818	870	888	856	700
Repairs & maintenance	-	3,670	10,272	-	75	709	794
Property taxes	(787)	1,697	7,518	383	2,109	3,230	3,230
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,336	4,216	4,131	2,609	2,944	4,301	4,491
Total operating expenses	8,719	27,754	50,933	15,460	21,870	35,149	34,813

Income (loss) from operations	8,021	(9,973)	(16,333)	10,280	4,390	(5,096)	(13,943)

Other expenses (income)
Interest expenses	-	12,795	40	-	13,696	52	25
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	12,795	40	-	13,696	52	25

Net income (loss)	$8,021	$(22,768)	$(16,373)	$10,280	$(9,306)	$(5,148)	$(13,968)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn	Kessler	Kingsley

Rental income	$16,014	$20,670	$28,915	$18,943	$19,605	$14,790	$27,040

Operating expenses:
Depreciation	5,811	7,572	11,673	18,951	9,371	8,212	8,580
Insurance	878	1,617	1,692	1,849	1,348	639	1,856
Management fees, related party	1,406	1,672	5,269	5,165	1,649	2,095	1,658
Management Fees	929	1,479	1,926	809	1,383	1,222	1,774
Repairs & maintenance	890	229	5,219	1,558	11,178	4,142	187
Property taxes	2,313	3,097	4,817	3,862	4,017	3,032	13,714
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,345	1,844	3,574	5,112	5,306	3,193	2,106
Total operating expenses	16,572	17,509	34,170	37,306	34,252	22,536	29,876

Income (loss) from operations	(559)	3,161	(5,254)	(18,363)	(14,648)	(7,746)	(2,836)

Other expenses (income)
Interest expenses	6,542	7,532	-	-	9,374	8,734	10,082
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	6,542	7,532	-	-	9,374	8,734	10,082

Net income (loss)	$(7,101)	$(4,371)	$(5,254)	$(18,363)	$(24,022)	$(16,481)	$(12,919)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Kirkwood	Korin	Lallie	Lanier	Lannister	Latte	Lennox

Rental income	$19,740	$24,290	$26,748	$29,373	$12,156	$22,870	$21,130

Operating expenses:
Depreciation	7,538	7,646	12,405	11,412	6,054	10,022	5,956
Insurance	754	930	3,045	1,582	772	2,369	858
Management fees, related party	2,120	2,776	2,117	2,234	1,095	4,287	1,409
Management Fees	1,566	872	1,720	1,796	911	1,717	1,341
Repairs & maintenance	190	-	1,412	6,270	7,290	474	5,059
Property taxes	2,879	3,489	12,344	6,502	1,771	5,240	7,416
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,941	1,868	4,117	4,108	3,585	4,344	1,648
Total operating expenses	16,987	17,581	37,160	33,904	21,477	28,453	23,686

Income (loss) from operations	2,753	6,709	(10,412)	(4,531)	(9,322)	(5,583)	(2,556)

Other expenses (income)
Interest expenses	8,742	-	11,383	12,658	7,227	-	6,561
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	8,742	-	11,383	12,658	7,227	-	6,561

Net income (loss)	$(5,989)	$6,709	$(21,796)	$(17,189)	$(16,549)	$(5,583)	$(9,117)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Lierly	Lily	Limestone	Litton	Longwoods	Lookout	Loretta

Rental income	$21,103	$28,170	$19,589	$21,834	$23,940	$23,491	$39,258

Operating expenses:
Depreciation	5,864	14,986	8,046	8,826	7,404	9,483	18,861
Insurance	1,137	4,046	1,794	1,515	5,085	1,293	1,804
Management fees, related party	1,512	3,851	1,630	2,967	2,695	5,101	6,481
Management Fees	1,165	998	1,322	1,288	981	779	954
Repairs & maintenance	1,924	824	6,083	4,024	1,151	94	1,855
Property taxes	2,787	3,866	10,754	939	5,295	1,309	3,936
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,750	1,835	7,279	2,888	2,323	3,340	1,974
Total operating expenses	16,138	30,405	36,906	22,447	24,934	21,399	35,864

Income (loss) from operations	4,965	(2,235)	(17,318)	(613)	(994)	2,091	3,393

Other expenses (income)
Interest expenses	5,524	12,347	8,000	11,112	-	-	-
Other expenses	-	-	-	-	-	-	5,000
Total other income (expense)	5,524	12,347	8,000	11,112	-	-	5,000

Net income (loss)	$(559)	$(14,582)	$(25,317)	$(11,725)	$(994)	$2,091	$(1,607)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Louis	Louise	Lovejoy	Luna	Lurleen	Madison	Mae

Rental income	$22,740	$24,085	$23,790	$18,863	$20,390	$19,649	$25,313

Operating expenses:
Depreciation	7,401	7,578	8,089	5,912	6,190	5,655	9,728
Insurance	715	1,092	1,076	1,095	1,827	1,042	2,049
Management fees, related party	2,601	1,441	1,824	1,209	1,494	1,627	2,335
Management Fees	889	1,809	1,605	1,207	1,458	1,412	1,812
Repairs & maintenance	340	4,958	1,033	1,017	1,360	700	(324)
Property taxes	2,935	2,998	5,061	7,350	2,514	2,967	7,707
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,407	4,253	2,128	4,078	1,631	2,628	2,612
Total operating expenses	16,288	24,129	20,814	21,868	16,472	16,031	25,919

Income (loss) from operations	6,452	(44)	2,976	(3,005)	3,918	3,618	(606)

Other expenses (income)
Interest expenses	-	8,033	8,057	7,061	8,900	6,286	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	8,033	8,057	7,061	8,900	6,286	-

Net income (loss)	$6,452	$(8,078)	$(5,082)	$(10,065)	$(4,982)	$(2,668)	$(606)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Magnolia	Malbec	Mammoth	Marcelo	Marie	Marietta	Marion

Rental income	$17,189	$33,287	$16,326	$20,640	$29,940	$24,151	$22,140

Operating expenses:
Depreciation	8,308	8,776	9,371	7,822	8,794	8,316	9,039
Insurance	997	1,388	1,448	867	1,566	1,313	2,574
Management fees, related party	1,528	2,658	2,274	2,521	3,944	1,897	2,461
Management Fees	1,201	1,483	520	920	866	1,860	1,721
Repairs & maintenance	5,231	429	13,286	725	55	1,368	2,959
Property taxes	4,790	4,635	8,383	2,976	(1,268)	13,661	2,954
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,940	3,771	6,663	1,561	2,683	5,295	2,094
Total operating expenses	24,995	23,139	41,946	17,393	16,640	33,710	23,803

Income (loss) from operations	(7,806)	10,148	(25,619)	3,247	13,300	(9,560)	(1,663)

Other expenses (income)
Interest expenses	10,050	9,781	11,509	-	-	10,413	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	10,050	9,781	11,509	-	-	10,413	-

Net income (loss)	$(17,856)	$367	$(37,129)	$3,247	$13,300	$(19,973)	$(1,663)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Marple	Martell	Mary	Matchingham	McGregor	McLovin	Meadow

Rental income	$8,370	$20,163	$25,140	$25,748	$21,978	$37,440	$21,668

Operating expenses:
Depreciation	4,824	7,144	7,465	5,825	8,264	12,438	8,820
Insurance	730	2,799	985	934	1,460	2,114	1,240
Management fees, related party	1,096	2,403	2,799	1,254	5,261	4,355	1,945
Management Fees	975	1,364	851	1,758	940	959	1,379
Repairs & maintenance	3,448	5,666	-	936	1,252	520	4,058
Property taxes	(1,024)	3,173	822	9,883	2,323	8,977	3,867
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	5,261	3,365	2,536	1,673	2,262	2,211	2,280
Total operating expenses	15,309	25,915	15,458	22,263	21,763	31,575	23,589

Income (loss) from operations	(6,939)	(5,751)	9,682	3,485	215	5,865	(1,921)

Other expenses (income)
Interest expenses	-	-	-	5,733	-	14,380	8,406
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	-	-	5,733	-	14,380	8,406

Net income (loss)	$(6,939)	$(5,751)	$9,682	$(2,249)	$215	$(8,515)	$(10,327)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Mimosa	Mojave	Murphy	Mycroft	Nugget	Odessa	Olive

Rental income	$16,265	$18,771	$21,570	$17,040	$34,670	$35,340	$22,925

Operating expenses:
Depreciation	5,908	7,049	8,171	4,933	15,387	14,664	7,377
Insurance	1,101	858	1,172	1,022	1,845	1,564	1,397
Management fees, related party	1,795	1,526	1,538	1,603	8,325	4,191	1,632
Management Fees	796	1,135	1,493	840	992	938	1,575
Repairs & maintenance	5,000	-	955	-	-	85	-
Property taxes	1,150	3,459	10,237	(951)	7,008	7,234	9,138
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	3,167	1,822	4,389	2,431	3,079	2,940	2,154
Total operating expenses	18,917	15,849	27,954	9,878	36,635	31,616	23,275

Income (loss) from operations	(2,652)	2,923	(6,384)	7,162	(1,965)	3,724	(350)

Other expenses (income)
Interest expenses	8,252	6,480	8,107	-	-	14,726	5,951
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	8,252	6,480	8,107	-	-	14,726	5,951

Net income (loss)	$(10,904)	$(3,557)	$(14,490)	$7,162	$(1,965)	$(11,002)	$(6,300)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Oly	Onyx	Oscar	Osceola	Osprey	Otoro	Palmer

Rental income	$31,751	$28,080	$16,412	$20,340	$23,449	$18,411	$20,782

Operating expenses:
Depreciation	12,529	12,016	8,036	7,701	10,980	12,169	9,172
Insurance	2,192	1,301	267	4,946	2,908	1,869	1,157
Management fees, related party	4,031	2,371	2,043	1,985	4,050	2,601	2,651
Management Fees	917	1,825	1,048	1,322	1,872	914	948
Repairs & maintenance	1,915	2,019	(4,275)	955	3,661	15,597	1,440
Property taxes	6,763	3,153	1,014	5,114	9,046	8,835	3,349
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,666	2,738	4,512	1,937	4,259	8,364	3,982
Total operating expenses	31,014	25,423	12,646	23,959	36,776	50,349	22,698

Income (loss) from operations	737	2,657	3,767	(3,619)	(13,327)	(31,938)	(1,916)

Other expenses (income)
Interest expenses	14,382	-	-	19	-	10,940	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	14,382	-	-	19	-	10,940	-

Net income (loss)	$(13,645)	$2,657	$3,767	$(3,638)	$(13,327)	$(42,878)	$(1,916)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Patrick	Peanut	Pearl	Pecan	Peterson	Piedmont	Pinot

Rental income	$17,768	$18,080	$32,640	$20,315	$19,140	$28,170	$31,133

Operating expenses:
Depreciation	7,036	5,929	14,997	5,725	6,208	10,544	8,859
Insurance	951	838	1,358	1,015	1,075	1,372	1,400
Management fees, related party	1,575	1,752	8,028	1,538	2,046	3,724	2,601
Management Fees	1,103	828	960	1,168	840	1,013	1,460
Repairs & maintenance	2,946	-	1,199	95	-	1,358	1,334
Property taxes	1,981	2,258	2,944	2,234	1,380	9,241	4,625
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,935	1,794	3,007	1,917	2,369	2,061	3,810
Total operating expenses	17,527	13,398	32,494	13,692	13,918	29,312	24,089

Income (loss) from operations	241	4,681	146	6,623	5,222	(1,142)	7,044

Other expenses (income)
Interest expenses	4,471	7,044	-	4,657	-	13,098	9,882
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	4,471	7,044	-	4,657	-	13,098	9,882

Net income (loss)	$(4,230)	$(2,363)	$146	$1,966	$5,222	$(14,240)	$(2,838)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Pioneer	Plumtree	Point	Porthos	Quincy	Redondo	Regency

Rental income	$32,400	$16,343	$16,342	$27,540	$35,500	$20,902	$27,660

Operating expenses:
Depreciation	16,234	5,535	10,500	8,295	15,029	8,616	7,586
Insurance	2,256	902	1,499	5,345	1,498	1,334	1,414
Management fees, related party	8,450	1,302	2,378	3,175	5,370	2,862	3,023
Management Fees	1,182	1,094	989	920	1,011	1,543	1,183
Repairs & maintenance	4,239	150	3,088	802	1,052	7,117	2,671
Property taxes	6,024	2,182	4,349	5,919	5,081	4,576	4,216
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,032	1,789	5,145	1,623	3,974	4,114	2,384
Total operating expenses	42,417	12,954	27,948	26,080	33,014	30,163	22,477

Income (loss) from operations	(10,017)	3,390	(11,605)	1,460	2,486	(9,261)	5,183

Other expenses (income)
Interest expenses	-	6,044	12,840	-	56	12,090	11,100
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	6,044	12,840	-	56	12,090	11,100

Net income (loss)	$(10,017)	$(2,655)	$(24,445)	$1,460	$2,430	$(21,351)	$(5,917)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond	Ridge	Ritter

Rental income	$25,009	$30,870	$24,419	$21,870	$27,427	$22,032	$26,613

Operating expenses:
Depreciation	13,991	11,810	8,791	8,642	10,463	5,983	13,864
Insurance	2,528	1,761	1,381	835	1,558	916	2,708
Management fees, related party	4,051	5,395	1,900	2,800	3,843	1,859	7,167
Management Fees	3,481	2,002	1,444	860	1,093	956	1,335
Repairs & maintenance	8,231	400	1,019	-	4,674	200	5,217
Property taxes	6,275	6,290	4,087	1,906	7,554	8,417	2,815
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	5,661	2,987	9,626	2,209	6,280	1,992	3,444
Total operating expenses	44,218	30,645	28,247	17,251	35,466	20,324	36,549

Income (loss) from operations	(19,209)	225	(3,827)	4,619	(8,039)	1,709	(9,936)

Other expenses (income)
Interest expenses	84	-	8,793	-	-	6,565	47
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	84	-	8,793	-	-	6,565	47

Net income (loss)	$(19,293)	$225	$(12,621)	$4,619	$(8,039)	$(4,857)	$(9,982)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	River	Riverwalk	Rooney	Roseberry	Rosewood	Roxy	Saddlebred

Rental income	$27,750	$25,990	$24,396	$31,135	$22,216	$24,660	$30,865

Operating expenses:
Depreciation	7,323	10,855	8,844	9,026	7,438	8,958	15,278
Insurance	1,261	1,533	160	2,909	1,004	1,169	3,944
Management fees, related party	1,241	5,951	2,676	1,897	1,794	2,569	3,614
Management Fees	2,256	973	970	2,058	1,437	840	863
Repairs & maintenance	1,847	2,982	-	921	33	-	230
Property taxes	5,825	1,598	2,956	5,444	3,209	5,004	4,463
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,459	5,225	2,842	1,732	3,239	2,161	1,412
Total operating expenses	22,212	29,116	18,449	23,986	18,154	20,702	29,803

Income (loss) from operations	5,538	(3,126)	5,947	7,149	4,062	3,958	1,062

Other expenses (income)
Interest expenses	8,035	-	10,151	9,863	9,063	10,595	13,056
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	8,035	-	10,151	9,863	9,063	10,595	13,056

Net income (loss)	$(2,497)	$(3,126)	$(4,204)	$(2,715)	$(5,001)	$(6,637)	$(11,993)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Saint	Sajni	Salem	Salinas	Saturn	Scepter	Sequoyah

Rental income	$26,155	$30,240	$21,034	$20,640	$16,385	$19,266	$13,678

Operating expenses:
Depreciation	7,582	11,077	8,775	8,078	7,264	6,475	7,305
Insurance	1,292	6,208	1,388	757	878	880	1,061
Management fees, related party	2,732	3,379	1,799	2,191	1,307	2,089	1,952
Management Fees	871	1,082	1,603	881	1,057	809	1,646
Repairs & maintenance	(125)	1,529	2,969	410	4,931	483	4,357
Property taxes	2,887	3,797	4,655	2,922	3,598	2,984	2,964
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,948	2,541	5,134	1,260	2,680	2,261	5,229
Total operating expenses	17,186	29,614	26,322	16,500	21,716	15,981	24,513

Income (loss) from operations	8,969	626	(5,289)	4,140	(5,331)	3,286	(10,836)

Other expenses (income)
Interest expenses	8,293	83	9,967	55	6,556	7,396	8,658
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	8,293	83	9,967	55	6,556	7,396	8,658

Net income (loss)	$677	$543	$(15,256)	$4,085	$(11,886)	$(4,110)	$(19,493)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Shallowford	Shoreline	Sigma	Simon	Sims	Soapstone	Sodalis

Rental income	$17,401	$27,260	$28,371	$25,140	$22,140	$21,631	$22,174

Operating expenses:
Depreciation	9,917	8,520	10,479	7,953	7,498	6,745	7,959
Insurance	1,581	1,820	1,418	1,080	977	1,218	1,490
Management fees, related party	2,934	1,737	2,060	2,905	2,569	1,534	2,674
Management Fees	746	1,693	1,850	880	1,153	2,403	989
Repairs & maintenance	1,001	1,455	2,051	-	2,532	883	1,269
Property taxes	5,079	7,695	4,789	778	3,196	2,919	5,563
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,583	1,303	2,600	2,172	1,858	1,772	1,344
Total operating expenses	25,841	24,223	25,246	15,768	19,783	17,474	21,288

Income (loss) from operations	(8,439)	3,037	3,125	9,372	2,357	4,157	885

Other expenses (income)
Interest expenses	12,342	9,858	10,536	-	-	5,426	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	12,342	9,858	10,536	-	-	5,426	-

Net income (loss)	$(20,782)	$(6,822)	$(7,410)	$9,372	$2,357	$(1,269)	$885

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Spencer	Splash	Spring	Stonebriar	Sugar	Summerset	Sundance

Rental income	$27,548	$19,215	$20,870	$17,010	$24,600	$23,415	$19,055

Operating expenses:
Depreciation	8,313	5,955	6,803	5,574	8,559	10,115	10,205
Insurance	3,294	1,064	834	715	2,820	1,904	1,862
Management fees, related party	1,883	1,484	1,674	1,345	1,676	1,398	2,784
Management Fees	1,709	1,816	1,483	1,106	1,763	1,664	1,040
Repairs & maintenance	533	6,814	6,669	2,192	990	4,635	2,006
Property taxes	5,472	2,474	5,318	3,386	6,498	298	3,477
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,782	1,920	2,542	2,638	2,144	2,071	5,968
Total operating expenses	23,986	21,527	25,323	16,957	24,449	22,085	27,341

Income (loss) from operations	3,562	(2,312)	(4,453)	53	151	1,330	(8,286)

Other expenses (income)
Interest expenses	9,134	5,198	-	6,486	9,411	7,813	12,108
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	9,134	5,198	-	6,486	9,411	7,813	12,108

Net income (loss)	$(5,572)	$(7,510)	$(4,453)	$(6,433)	$(9,261)	$(6,483)	$(20,394)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Sunnyside	Swift	Taylor	Terracotta	Theodore	Tulip	Tuscan

Rental income	$17,906	$21,928	$20,858	$8,380	$22,220	$26,790	$24,475

Operating expenses:
Depreciation	6,079	10,575	7,377	7,573	7,893	8,726	8,879
Insurance	821	1,418	883	973	1,081	1,888	1,119
Management fees, related party	1,947	4,257	1,735	1,789	2,727	1,973	2,069
Management Fees	936	1,453	1,313	2,190	868	1,834	1,643
Repairs & maintenance	110	6,348	7,862	17,753	575	-	-
Property taxes	1,803	4,983	2,879	3,372	759	4,665	3,605
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,160	3,934	1,407	5,214	3,473	2,270	3,602
Total operating expenses	15,855	32,967	23,457	38,863	17,376	21,356	20,917

Income (loss) from operations	2,050	(11,039)	(2,599)	(30,483)	4,844	5,434	3,558

Other expenses (income)
Interest expenses	-	-	7,878	8,758	-	10,687	7,578
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	-	7,878	8,758	-	10,687	7,578

Net income (loss)	$2,050	$(11,039)	$(10,476)	$(39,241)	$4,844	$(5,253)	$(4,020)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Tuscarora	Tuxford	Vernon	Walton	Wave	Weldon	Wellington

Rental income	$29,040	$19,326	$23,178	$22,553	$14,800	$17,595	$29,280

Operating expenses:
Depreciation	9,182	7,203	7,238	8,246	9,192	5,811	12,482
Insurance	1,303	1,326	1,112	840	1,427	887	1,690
Management fees, related party	3,499	1,562	1,362	4,434	1,786	1,272	2,840
Management Fees	993	1,359	1,655	1,140	831	1,167	1,933
Repairs & maintenance	715	4,120	558	1,441	26,282	644	3,021
Property taxes	6,080	11,705	8,552	1,902	8,872	4,291	7,346
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	2,113	4,542	2,286	4,070	13,574	2,008	3,453
Total operating expenses	23,885	31,816	22,762	22,073	61,964	16,080	32,764

Income (loss) from operations	5,155	(12,491)	416	479	(47,165)	1,515	(3,484)

Other expenses (income)
Interest expenses	-	7,056	7,135	79	9,016	5,349	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	-	7,056	7,135	79	9,016	5,349	-

Net income (loss)	$5,155	$(19,547)	$(6,719)	$401	$(56,181)	$(3,833)	$(3,484)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Wentworth	Wescott	Westchester	Wildwood	Willow	Wilson	Winchester

Rental income	$24,207	$19,440	$27,505	$20,640	$13,681	$25,770	$21,230

Operating expenses:
Depreciation	6,833	7,530	9,374	6,063	8,041	11,722	8,418
Insurance	832	1,107	1,575	785	887	1,388	1,393
Management fees, related party	2,547	2,732	2,215	2,315	2,222	3,532	2,448
Management Fees	516	1,713	1,806	840	1,481	1,126	1,166
Repairs & maintenance	137	8,732	1,157	-	6,546	2,636	2,545
Property taxes	3,191	1,765	15,233	3,302	927	4,025	3,891
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	1,831	2,992	2,619	1,926	3,673	2,376	2,795
Total operating expenses	15,887	26,572	33,980	15,231	23,778	26,804	22,655

Income (loss) from operations	8,320	(7,132)	(6,475)	5,409	(10,097)	(1,034)	(1,425)

Other expenses (income)
Interest expenses	6,249	8,347	9,335	6,148	-	-	-
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	6,249	8,347	9,335	6,148	-	-	-

Net income (loss)	$2,071	$(15,479)	$(15,810)	$(740)	$(10,097)	$(1,034)	$(1,425)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Windsor	Winston	Wisteria	Arlo	Hualapai	Brentwood	Bellvue

Rental income	$21,155	$18,974	$24,578	$8,579	$5,265	$2,292	$10,690

Operating expenses:
Depreciation	9,618	9,039	9,735	1,840	1,813	1,511	3,085
Insurance	3,217	1,190	2,027	409	417	345	714
Management fees, related party	2,075	2,013	1,843	336	211	43	575
Management Fees	1,189	1,479	1,429	395	210	1,379	286
Repairs & maintenance	21,178	1,843	169	2,173	7,050	12,526	335
Property taxes	13,935	3,325	4,136	990	972	805	1,630
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain on sale of property	-	-	-	-	-	-	-
Other operating expenses	4,511	4,110	4,420	2,784	2,005	2,556	3,118
Total operating expenses	55,724	22,999	23,759	8,926	12,677	19,165	9,742

Income (loss) from operations	(34,569)	(4,025)	819	(348)	(7,412)	(16,873)	948

Other expenses (income)
Interest expenses	10,711	-	9,957	7,001	7,605	6,009	12,681
Other expenses	-	-	-	-	-	-	-
Total other income (expense)	10,711	-	9,957	7,001	7,605	6,009	12,681

Net income (loss)	$(45,280)	$(4,025)	$(9,138)	$(7,349)	$(15,017)	$(22,882)	$(11,733)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF COMPREHENSIVE INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Lorenz	Lexie	Hartsfield	Consolidated

Rental income	$6,888	$8,399	$3,198	$5,559,980

Operating expenses:
Depreciation	1,911	2,889	2,658	2,193,651
Insurance	386	379	371	359,517
Management fees, related party	341	392	116	675,980
Management Fees	249	291	364	304,439
Repairs & maintenance	2,205	11,964	2,219	687,977
Property taxes	1,148	1,422	1,595	1,101,741
Credit loss expense (recovery)	-	-	-	(960)
Gain on sale of property	-	-	-	(80,846)
Other operating expenses	2,170	3,147	3,024	836,169
Total operating expenses	8,411	20,482	10,347	6,077,667

Income (loss) from operations	(1,523)	(12,084)	(7,149)	(517,687)

Other expenses (income)
Interest expenses	9,089	9,223	13,431	1,225,452
Other expenses	-	-	-	5,000
Total other income (expense)	9,089	9,223	13,431	1,230,452

Net income (loss)	$(10,612)	$(21,307)	$(20,579)	$(1,748,139)

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Balance at January 1, 2025	$565,929	$561,406	$450,233	$231,398	$326,981	$76,289	$45,443
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(16,584)	(9,880)	(20,904)	(13,221)	(22,003)	(3,733)	(1,341)
Net income (loss)	(8,016)	(19,149)	(131)	4,959	10,886	(6,181)	(21,215)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$541,329	$532,377	$429,198	$223,136	$315,864	$66,374	$22,888

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Balance at January 1, 2025	$110,329	$303,380	$67,265	$321,633	$52,529	$301,786	$86,796
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(2,175)	(16,115)	(2,704)	(14,499)	(3,972)	(15,281)	(4,570)
Net income (loss)	(8,706)	4,352	(11,745)	3,725	(8,305)	53	(4,032)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$99,448	$291,617	$52,815	$310,859	$40,252	$286,558	$78,194

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Balance at January 1, 2025	$530,319	$51,027	$65,078	$225,453	$60,346	$293,418	$391,424
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(17,748)	(3,923)	(4,279)	(5,946)	(2,187)	(11,862)	(8,188)
Net income (loss)	595	(5,062)	(8,446)	(3,827)	(9,632)	1,637	(13,077)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$513,166	$42,042	$52,353	$215,679	$48,528	$283,193	$370,159

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Balance at January 1, 2025	$298,531	$223,730	$233,430	$310,011	$145,040	$295,928	$29,990
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(19,339)	(10,433)	(11,760)	(10,000)	(6,723)	(11,899)	-
Net income (loss)	8,706	(535)	3,625	(1,022)	(8,534)	1,770	(27,240)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$287,898	$212,761	$225,296	$298,989	$129,783	$285,798	$2,750

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Cawley

Balance at January 1, 2025	$215,598	$69,725	$586,890	$74,196	$244,981	$252,448	$317,670
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(15,925)	(1,855)	(16,031)	(5,330)	(16,645)	(12,724)	(12,645)
Net income (loss)	5,523	(21,209)	(8,102)	(6,564)	8,720	2,763	(4,647)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$205,197	$46,661	$562,757	$62,301	$237,056	$242,487	$300,378

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Centennial	Chaparral	Chelsea	Chester	Chickamauga	Chinook	Chitwood

Balance at January 1, 2025	$-	$74,394	$81,503	$176,872	$365,556	$299,531	$362,026
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	-	(8,037)	(7,651)	(6,174)	(18,903)	(13,495)	(17,103)
Net income (loss)	-	987	(4,487)	(8,557)	5,950	2,580	2,171
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$-	$67,344	$69,365	$162,140	$352,603	$288,616	$347,095

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Clover	Coatbridge	Collier	Collinston	Conway	Cove	Creekside

Balance at January 1, 2025	$302,837	$55,876	$325,455	$29,918	$627,687	$186,936	$295,187
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(7,685)	(3,456)	(15,390)	(1,655)	(17,706)	(6,528)	(15,727)
Net income (loss)	(7,326)	(9,824)	6,083	(13,635)	(2,044)	163	4,841
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$287,826	$42,596	$316,148	$14,628	$607,937	$180,571	$284,300

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson	Dawson

Balance at January 1, 2025	$140,985	$281,871	$64,322	$169,832	$281,689	$34,667	$44,820
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(3,494)	(13,757)	(7,227)	(4,946)	(13,874)	(2,699)	(2,357)
Net income (loss)	(9,528)	2,151	(2,361)	(23,043)	5,308	(3,291)	(9,990)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$127,963	$270,265	$54,734	$141,843	$273,123	$28,676	$32,472

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly	Dops

Balance at January 1, 2025	$6,122	$36,489	$46,835	$225,717	$70,405	$641,255	$199,092
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(130)	(2,987)	(3,712)	(11,585)	(4,866)	(25,256)	(12,513)
Net income (loss)	(17,806)	(4,840)	(7,096)	1,703	(4,752)	6,171	6,207
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$(11,815)	$28,662	$36,026	$215,836	$60,786	$622,171	$192,785

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Dorchester	Dunbar	Eagle	Eastfair	Eastwood	Elevation	Ella

Balance at January 1, 2025	$307,996	$263,676	$141,933	$34,148	$316,973	$27,020	$250,630
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(4,163)	(3,266)	(5,680)	-	(13,030)	(1,294)	(10,751)
Net income (loss)	(46,600)	(23,588)	(7,466)	(5,314)	4,645	(12,642)	3,094
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$257,233	$236,823	$128,787	$28,835	$308,588	$13,084	$242,973

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Ellen	Elm	Emporia	Ensenada	Falcon	Felix	Fenwick

Balance at January 1, 2025	$256,308	$38,512	$69,423	$124,854	$138,556	$249,576	$296,768
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(9,272)	(2,438)	(1,204)	(4,713)	(7,124)	(12,164)	(11,180)
Net income (loss)	(3,620)	(9,584)	(26,982)	(19,188)	(3,178)	2,372	1,018
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$243,417	$26,490	$41,237	$100,952	$128,255	$239,784	$286,607

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Fletcher	Folly	Forest	Foster	Franklin	Gardens	General

Balance at January 1, 2025	$187,102	$283,693	$61,048	$317,665	$295,067	$68,136	$310,505
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(13,834)	(9,630)	(2,548)	(11,457)	(14,264)	(4,872)	(20,562)
Net income (loss)	6,381	(2,704)	(16,831)	(7,924)	1,127	(3,859)	10,059
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$179,649	$271,359	$41,669	$298,283	$281,930	$59,405	$300,002

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Goose	Grant	Greenhill	Gretal	Grove	Hadden	Hansard

Balance at January 1, 2025	$130,681	$98,905	$79,454	$436,291	$52,212	$66,862	$301,635
Issuance of membership units, net of offering costs	-	-	-	-	151	-	-
Distributions	(7,672)	(7,036)	(6,006)	(20,350)	(797)	(2,008)	(14,961)
Net income (loss)	(4,582)	(3,091)	(5,291)	3,780	(9,181)	(12,484)	2,147
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$118,428	$88,777	$68,157	$419,720	$42,385	$52,370	$288,822

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Hansel	Hargrave	Harrison	Henry	Heritage	Heron	Highland

Balance at January 1, 2025	$171,780	$233,425	$218,355	$350,378	$63,833	$69,707	$268,855
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(3,125)	(5,603)	(9,145)	(10,389)	(2,786)	(1,359)	(5,664)
Net income (loss)	(12,166)	(15,392)	(7,138)	(1,298)	(11,463)	(13,320)	(8,977)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$156,489	$212,431	$202,072	$338,691	$49,583	$55,029	$254,214

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Hines	Hobbes	Holcomb	Holland	Hollandaise	Holloway	Inglewood

Balance at January 1, 2025	$234,942	$232,850	$331,950	$50,105	$83,519	$85,740	$638,161
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(8,833)	(13,568)	(13,651)	(3,507)	(3,149)	(5,297)	(20,455)
Net income (loss)	(1,025)	5,120	(1,648)	(4,447)	(15,258)	(10,459)	(2,240)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$225,084	$224,401	$316,651	$42,151	$65,112	$69,983	$615,467

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Irene	Jack	Jake	Jefferson	Jill	Johnny	June

Balance at January 1, 2025	$185,586	$94,678	$522,766	$274,328	$191,504	$519,889	$520,939
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(13,764)	(4,239)	(13,059)	(19,682)	(6,220)	(18,055)	(16,053)
Net income (loss)	5,678	(12,495)	(11,812)	9,591	(8,347)	(325)	(4,474)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$177,500	$77,944	$497,895	$264,237	$176,938	$501,509	$500,411

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn	Kessler	Kingsley

Balance at January 1, 2025	$54,500	$75,619	$396,669	$642,733	$54,425	$113,071	$61,490
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(3,834)	(5,890)	(12,747)	(10,821)	(2,871)	(1,228)	(1,300)
Net income (loss)	(2,033)	(12,993)	(4,998)	(20,136)	(12,041)	(11,609)	(17,282)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$48,633	$56,736	$378,924	$611,776	$39,513	$100,234	$42,909

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Kirkwood	Korin	Lallie	Lanier	Lannister	Latte	Lennox

Balance at January 1, 2025	$64,416	$272,847	$55,327	$92,166	$38,691	$340,988	$51,982
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(1,203)	(17,471)	-	(3,778)	(2,082)	(8,347)	(5,381)
Net income (loss)	(34,891)	7,713	(54,281)	(15,199)	(7,774)	(13,577)	(2,082)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$28,322	$263,089	$1,045	$73,189	$28,835	$319,063	$44,518

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Lierly	Lily	Limestone	Litton	Longwoods	Lookout	Loretta

Balance at January 1, 2025	$66,284	$127,788	$49,177	$154,459	$266,136	$322,051	$637,678
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(9,191)	(3,054)	(2,605)	(10,250)	(10,153)	(14,621)	(13,084)
Net income (loss)	827	(21,093)	(9,591)	(1,527)	(9,129)	4,069	(8,163)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$57,920	$103,641	$36,981	$142,682	$246,854	$311,498	$616,431

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Louis	Louise	Lovejoy	Luna	Lurleen	Madison	Mae

Balance at January 1, 2025	$278,495	$80,885	$61,308	$32,086	$99,796	$82,675	$331,975
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(12,639)	(6,246)	(3,868)	(3,554)	(1,091)	(4,192)	(12,282)
Net income (loss)	1,342	(1,130)	(7,140)	(4,798)	(17,421)	(3,898)	65
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$267,198	$73,510	$50,300	$23,733	$81,284	$74,586	$319,758

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Magnolia	Malbec	Mammoth	Marcelo	Marie	Marietta	Marion

Balance at January 1, 2025	$49,406	$85,252	$42,043	$271,350	$320,147	$122,875	$251,720
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(1,123)	(4,229)	(132)	(12,124)	(24,692)	(1,108)	(10,434)
Net income (loss)	(9,551)	(10,039)	(14,576)	1,087	11,070	(11,609)	198
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$38,733	$70,983	$27,335	$260,314	$306,524	$110,157	$241,484

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Marple	Martell	Mary	Matchingham	McGregor	McLovin	Meadow

Balance at January 1, 2025	$171,022	$246,417	$274,304	$53,335	$274,650	$123,962	$82,643
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(7,299)	(12,320)	(18,162)	(5,032)	(12,205)	(5,707)	(4,530)
Net income (loss)	1,965	4,634	8,618	(5,241)	870	(10,203)	(6,989)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$165,687	$238,731	$264,760	$43,063	$263,314	$108,053	$71,124

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Mimosa	Mojave	Murphy	Mycroft	Nugget	Odessa	Olive

Balance at January 1, 2025	$92,902	$57,124	$67,058	$184,116	$505,739	$89,936	$76,187
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(1,724)	(5,241)	(3,875)	(8,073)	(9,925)	(2,362)	(3,536)
Net income (loss)	(5,801)	(2,314)	(6,810)	(8,979)	(9,426)	(23,736)	(6,486)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$85,377	$49,569	$56,373	$167,063	$486,389	$63,837	$66,165

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Oly	Onyx	Oscar	Osceola	Osprey	Otoro	Palmer

Balance at January 1, 2025	$129,557	$326,290	$246,614	$270,889	$321,796	$18,807	$288,143
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(5,327)	(10,722)	(8,209)	(4,119)	(10,798)	(1,085)	(11,454)
Net income (loss)	(12,570)	(4,936)	2,096	(9,655)	(3,025)	(23,451)	(1,244)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$111,660	$310,632	$240,502	$257,115	$307,973	$(5,729)	$275,445

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Patrick	Peanut	Pearl	Pecan	Peterson	Piedmont	Pinot

Balance at January 1, 2025	$79,155	$61,392	$497,570	$78,381	$234,406	$182,490	$88,925
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(5,350)	(3,376)	(5,572)	(7,409)	(13,365)	(2,809)	(6,527)
Net income (loss)	(1,165)	(6,668)	(20,336)	(1,722)	5,007	(15,429)	(5,111)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$72,640	$51,349	$471,662	$69,250	$226,048	$164,253	$77,286

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Pioneer	Plumtree	Point	Porthos	Quincy	Redondo	Regency

Balance at January 1, 2025	$531,806	$73,525	$87,075	$300,381	$488,176	$131,621	$135,203
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(19,084)	(8,552)	(1,693)	(15,506)	(17,581)	(3,446)	(4,556)
Net income (loss)	2,143	(3,146)	(14,353)	2,576	(2,039)	(8,512)	(14,157)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$514,864	$61,827	$71,029	$287,450	$468,556	$119,662	$116,489

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond	Ridge	Ritter

Balance at January 1, 2025	$384,474	$409,040	$64,654	$301,717	$382,074	$60,154	$445,991
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(2,845)	(19,543)	(1,054)	(12,698)	(17,464)	(3,526)	(15,469)
Net income (loss)	(48,188)	2,379	(42,124)	1,803	3,989	(4,828)	(2,909)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$333,441	$391,875	$21,476	$290,822	$368,599	$51,801	$427,613

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	River	Riverwalk	Rooney	Roseberry	Rosewood	Roxy	Saddlebred

Balance at January 1, 2025	$74,263	$371,717	$85,891	$89,436	$67,594	$78,514	$103,603
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(4,481)	(14,106)	(5,888)	(1,111)	(4,612)	(4,311)	(4,212)
Net income (loss)	(4,895)	1,079	(2,921)	(12,530)	(3,400)	(5,584)	(19,836)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$64,888	$358,690	$77,083	$75,794	$59,582	$68,619	$79,555

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Saint	Sajni	Salem	Salinas	Saturn	Scepter	Sequoyah

Balance at January 1, 2025	$100,647	$289,976	$74,364	$206,266	$50,537	$63,866	$97,684
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(9,977)	(10,574)	(2,592)	(9,132)	(2,410)	(3,727)	(5,384)
Net income (loss)	1,454	(10,955)	(14,584)	(3,173)	(8,990)	(6,651)	(9,199)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$92,124	$268,448	$57,188	$193,962	$39,138	$53,488	$83,100

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Shallowford	Shoreline	Sigma	Simon	Sims	Soapstone	Sodalis

Balance at January 1, 2025	$157,824	$61,839	$93,534	$292,953	$272,996	$72,265	$268,347
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(1,241)	(2,029)	(5,724)	(14,522)	(13,857)	(5,931)	(4,704)
Net income (loss)	(15,075)	(28,324)	(10,606)	3,384	3,609	(2,108)	(16,614)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$141,508	$31,486	$77,204	$281,815	$262,747	$64,226	$247,029

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Spencer	Splash	Spring	Stonebriar	Sugar	Summerset	Sundance

Balance at January 1, 2025	$76,164	$65,406	$228,386	$47,774	$83,856	$60,964	$135,821
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(5,951)	(7,357)	(7,048)	(3,019)	(3,084)	(3,745)	(4,839)
Net income (loss)	(11,134)	(323)	(1,817)	(5,480)	(11,509)	(7,749)	(8,919)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$59,080	$57,726	$219,521	$39,274	$69,263	$49,470	$122,064

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Sunnyside	Swift	Taylor	Terracotta	Theodore	Tulip	Tuscan

Balance at January 1, 2025	$222,668	$318,747	$99,717	$55,334	$287,654	$57,071	$110,728
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(11,302)	(14,099)	(1,434)	(1,089)	(16,311)	(3,977)	(12,158)
Net income (loss)	4,052	(474)	(19,721)	(17,447)	6,929	(6,105)	(202)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$215,419	$304,173	$78,563	$36,798	$278,271	$46,989	$98,368

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Tuscarora	Tuxford	Vernon	Walton	Wave	Weldon	Wellington

Balance at January 1, 2025	$329,836	$43,712	$55,776	$247,211	$713	$60,113	$385,801
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(15,253)	(880)	(3,862)	(8,745)	(837)	(3,246)	(14,639)
Net income (loss)	3,334	(12,262)	(5,778)	(1,899)	(11,709)	(3,558)	(4,000)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$317,917	$30,570	$46,135	$236,567	$(11,833)	$53,308	$367,161

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Wentworth	Wescott	Westchester	Wildwood	Willow	Wilson	Winchester

Balance at January 1, 2025	$65,105	$101,334	$100,798	$105,529	$268,524	$361,810	$260,782
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Distributions	(8,429)	(2,610)	(2,299)	(7,599)	(7,664)	(15,547)	(11,698)
Net income (loss)	826	(9,663)	(21,102)	(176)	(1,417)	1,259	4,199
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2025	$57,502	$89,060	$77,397	$97,755	$259,442	$347,522	$253,283

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Windsor	Winston	Wisteria	Unallocated members’ capital	Consolidated

Balance at January 1, 2025	$58,795	$316,759	$74,600	$(179,235)	$46,844,009
Issuance of membership units, net of offering costs	-	-	-	-	151
Distributions	-	(12,083)	(3,919)	-	(1,943,223)
Net income (loss)	(29,321)	(182)	(5,179)	-	(1,493,827)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-
Balance at December 31, 2025	$29,474	$304,494	$65,502	$(179,235)	$43,407,111

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Balance at January 1, 2024	$594,713	$582,046	$458,151	$(5,563)	$(4,954)	$86,890	$59,321
Issuance of membership units, net of offering costs	(1,300)	(3,600)	-	252,032	345,786	-	(300)
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(7,823)	(16,055)	(17,337)	(13,465)	(20,695)	(3,948)	(1,533)
Net income (loss)	(19,661)	(984)	9,419	(1,605)	6,844	(6,653)	(12,045)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$565,929	$561,406	$450,233	$231,398	$326,981	$76,289	$45,443

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Balance at January 1, 2024	$119,930	$315,424	$81,236	$338,391	$62,192	$319,272	$104,974
Issuance of membership units, net of offering costs	(100)	-	(500)	-	-	-	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(2,832)	(16,010)	(2,422)	(11,934)	(4,058)	(17,500)	(2,654)
Net income (loss)	(6,670)	3,966	(11,048)	(4,823)	(5,605)	14	(15,525)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$110,329	$303,380	$67,265	$321,633	$52,529	$301,786	$86,796

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Balance at January 1, 2024	$555,958	$55,865	$77,674	$235,519	$91,534	$309,049	$403,592
Issuance of membership units, net of offering costs	(540)	-	(100)	(500)	-	-	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(13,136)	(4,963)	(5,301)	(7,168)	(2,492)	(14,292)	(11,633)
Net income (loss)	(11,962)	126	(7,194)	(2,399)	(28,695)	(1,339)	(535)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$530,319	$51,027	$65,078	$225,453	$60,346	$293,418	$391,424

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Balance at January 1, 2024	$310,281	$233,188	$258,124	$323,758	$156,724	$313,883	$51,413
Issuance of membership units, net of offering costs	-	-	-	(2,100)	-	-	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(18,360)	(14,394)	(9,658)	(11,151)	(11,109)	(16,257)	(2,213)
Net income (loss)	6,610	4,936	(15,036)	(495)	(575)	(1,698)	(19,210)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$298,531	$223,730	$233,430	$310,011	$145,040	$295,928	$29,990

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Cawley

Balance at January 1, 2024	$226,325	$77,133	$613,517	$99,117	$257,076	$269,909	$330,247
Issuance of membership units, net of offering costs	-	-	(1,000)	(100)	-	(2,200)	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(15,063)	(4,286)	(7,733)	(4,999)	(16,447)	(10,265)	(18,689)
Net income (loss)	4,335	(3,122)	(17,894)	(19,822)	4,352	(4,996)	6,112
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$215,598	$69,725	$586,890	$74,196	$244,981	$252,448	$317,670

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Centennial	Chaparral	Chelsea	Chester	Chickamauga	Chinook	Chitwood

Balance at January 1, 2024	$84,594	$82,340	$93,350	$195,419	$379,446	$312,617	$376,491
Issuance of membership units, net of offering costs	(118,300)	-	(500)	(400)	-	-	(500)
Deemed contribution from manager	3,523	-	-	-	-	-	-
Distributions	(26,659)	(7,210)	(6,922)	(5,657)	(19,979)	(15,300)	(17,727)
Net income (loss)	56,841	(736)	(4,424)	(12,490)	6,088	2,214	3,762
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$-	$74,394	$81,503	$176,872	$365,556	$299,531	$362,026

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Clover	Coatbridge	Collier	Collinston	Conway	Cove	Creekside

Balance at January 1, 2024	$321,408	$71,177	$333,677	$53,806	$650,075	$219,469	$307,945
Issuance of membership units, net of offering costs	(200)	-	(300)	-	(600)	-	(1,500)
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(12,647)	(2,801)	(13,724)	(848)	(15,845)	(1,971)	(16,501)
Net income (loss)	(5,725)	(12,499)	5,802	(23,040)	(5,943)	(30,562)	5,243
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$302,837	$55,876	$325,455	$29,918	$627,687	$186,936	$295,187

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson	Dawson

Balance at January 1, 2024	$151,312	$301,324	$75,699	$186,253	$298,668	$47,233	$58,451
Issuance of membership units, net of offering costs	-	(2,100)	-	-	(2,600)	-	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(4,193)	(13,412)	(8,625)	(4,552)	(13,115)	(1,932)	(3,333)
Net income (loss)	(6,134)	(3,942)	(2,751)	(11,869)	(1,264)	(10,635)	(10,298)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$140,985	$281,871	$64,322	$169,832	$281,689	$34,667	$44,820

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly	Dops

Balance at January 1, 2024	$51,210	$55,358	$57,498	$240,982	$85,280	$663,182	$208,836
Issuance of membership units, net of offering costs	-	-	-	-	-	(350)	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(623)	(2,373)	(3,107)	(11,168)	(3,757)	(17,153)	(10,227)
Net income (loss)	(44,466)	(16,496)	(7,557)	(4,096)	(11,119)	(4,424)	483
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$6,122	$36,489	$46,835	$225,717	$70,405	$641,255	$199,092

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Dorchester	Dunbar	Eagle	Eastfair	Eastwood	Elevation	Ella

Balance at January 1, 2024	$325,303	$282,263	$154,904	$46,722	$338,973	$65,056	$260,478
Issuance of membership units, net of offering costs	(500)	(200)	(1,000)	(100)	-	(100)	(100)
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(9,172)	(3,157)	(9,870)	(3,497)	(8,688)	(1,696)	(11,488)
Net income (loss)	(7,635)	(15,230)	(2,101)	(8,977)	(13,312)	(36,240)	1,740
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$307,996	$263,676	$141,933	$34,148	$316,973	$27,020	$250,630

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Ellen	Elm	Emporia	Ensenada	Falcon	Felix	Fenwick

Balance at January 1, 2024	$261,367	$44,836	$83,249	$160,861	$152,047	$261,943	$313,918
Issuance of membership units, net of offering costs	-	-	-	-	(600)	-	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(15,216)	(3,834)	(5,532)	(2,380)	(7,821)	(13,644)	(11,642)
Net income (loss)	10,157	(2,489)	(8,294)	(33,627)	(5,070)	1,278	(5,508)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$256,308	$38,512	$69,423	$124,854	$138,556	$249,576	$296,768

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Fletcher	Folly	Forest	Foster	Franklin	Gardens	General

Balance at January 1, 2024	$191,724	$295,682	$81,213	$332,461	$310,871	$77,825	$321,727
Issuance of membership units, net of offering costs	-	(400)	-	-	-	-	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(12,325)	(9,345)	(2,613)	(20,937)	(15,435)	(4,929)	(18,989)
Net income (loss)	7,704	(2,244)	(17,551)	6,141	(369)	(4,760)	7,767
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$187,102	$283,693	$61,048	$317,665	$295,067	$68,136	$310,505

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Goose	Grant	Greenhill	Gretal	Grove	Hadden	Hansard

Balance at January 1, 2024	$141,607	$110,433	$91,431	$451,575	$67,338	$79,348	$313,472
Issuance of membership units, net of offering costs	(250)	-	-	-	(76)	(500)	(100)
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(8,771)	(7,893)	(6,498)	(20,350)	(1,297)	(4,452)	(19,822)
Net income (loss)	(1,905)	(3,634)	(5,479)	5,065	(13,754)	(7,535)	8,085
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$130,681	$98,905	$79,454	$436,291	$52,212	$66,862	$301,635

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Hansel	Hargrave	Harrison	Henry	Heritage	Heron	Highland

Balance at January 1, 2024	$196,181	$(4,083)	$237,950	$384,249	$76,886	$86,296	$275,933
Issuance of membership units, net of offering costs	-	259,629	(1,950)	(1,400)	-	-	(500)
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(3,793)	(10,393)	(9,225)	(6,349)	(2,899)	(1,714)	(9,854)
Net income (loss)	(20,608)	(11,728)	(8,420)	(26,122)	(10,155)	(14,874)	3,276
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$171,780	$233,425	$218,355	$350,378	$63,833	$69,707	$268,855

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Hines	Hobbes	Holcomb	Holland	Hollandaise	Holloway	Inglewood

Balance at January 1, 2024	$249,789	$253,081	$347,189	$56,958	$114,926	$100,243	$661,009
Issuance of membership units, net of offering costs	(500)	-	-	-	(400)	-	(1,050)
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(5,541)	(11,549)	(14,591)	(2,678)	(3,840)	(6,713)	(18,828)
Net income (loss)	(8,806)	(8,682)	(647)	(4,175)	(27,167)	(7,790)	(2,970)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$234,942	$232,850	$331,950	$50,105	$83,519	$85,740	$638,161

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Irene	Jack	Jake	Jefferson	Jill	Johnny	June

Balance at January 1, 2024	$191,502	$119,501	$548,874	$282,870	$209,230	$537,900	$541,248
Issuance of membership units, net of offering costs	-	-	(1,000)	-	-	(2,000)	(500)
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(13,936)	(2,055)	(8,735)	(18,822)	(8,420)	(10,862)	(5,841)
Net income (loss)	8,021	(22,768)	(16,373)	10,280	(9,306)	(5,148)	(13,968)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$185,586	$94,678	$522,766	$274,328	$191,504	$519,889	$520,939

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn	Kessler	Kingsley

Balance at January 1, 2024	$64,237	$85,994	$414,906	$673,437	$83,068	$131,393	$78,599
Issuance of membership units, net of offering costs	-	-	(1,100)	(2,850)	(2,500)	(100)	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(2,636)	(6,004)	(11,882)	(9,491)	(2,120)	(1,741)	(4,190)
Net income (loss)	(7,101)	(4,371)	(5,254)	(18,363)	(24,022)	(16,481)	(12,919)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$54,500	$75,619	$396,669	$642,733	$54,425	$113,071	$61,490

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Kirkwood	Korin	Lallie	Lanier	Lannister	Latte	Lennox

Balance at January 1, 2024	$73,583	$283,739	$78,613	$112,605	$56,650	$358,125	$65,718
Issuance of membership units, net of offering costs	-	-	-	-	-	-	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(3,178)	(17,601)	(1,490)	(3,250)	(1,410)	(11,554)	(4,619)
Net income (loss)	(5,989)	6,709	(21,796)	(17,189)	(16,549)	(5,583)	(9,117)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$64,416	$272,847	$55,327	$92,166	$38,691	$340,988	$51,982

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Lierly	Lily	Limestone	Litton	Longwoods	Lookout	Loretta

Balance at January 1, 2024	$75,997	$145,760	$76,674	$175,400	$281,331	$333,510	$662,939
Issuance of membership units, net of offering costs	-	-	-	(100)	-	(200)	(8,700)
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(9,154)	(3,391)	(2,180)	(9,117)	(14,201)	(13,351)	(14,953)
Net income (loss)	(559)	(14,582)	(25,317)	(11,725)	(994)	2,091	(1,607)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$66,284	$127,788	$49,177	$154,459	$266,136	$322,051	$637,678

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Louis	Louise	Lovejoy	Luna	Lurleen	Madison	Mae

Balance at January 1, 2024	$288,474	$94,031	$72,578	$45,060	$111,046	$88,297	$348,853
Issuance of membership units, net of offering costs	-	-	(500)	-	-	-	(400)
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(16,431)	(5,068)	(5,688)	(2,908)	(6,269)	(2,953)	(15,872)
Net income (loss)	6,452	(8,078)	(5,082)	(10,065)	(4,982)	(2,668)	(606)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$278,495	$80,885	$61,308	$32,086	$99,796	$82,675	$331,975

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Magnolia	Malbec	Mammoth	Marcelo	Marie	Marietta	Marion

Balance at January 1, 2024	$69,864	$91,461	$80,035	$283,064	$330,281	$144,459	$265,793
Issuance of membership units, net of offering costs	(1,000)	(100)	-	-	-	-	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(1,601)	(6,477)	(864)	(14,960)	(23,434)	(1,612)	(12,410)
Net income (loss)	(17,856)	367	(37,129)	3,247	13,300	(19,973)	(1,663)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$49,406	$85,252	$42,043	$271,350	$320,147	$122,875	$251,720

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Marple	Martell	Mary	Matchingham	McGregor	McLovin	Meadow

Balance at January 1, 2024	$185,111	$263,183	$282,657	$62,943	$287,433	$140,027	$97,301
Issuance of membership units, net of offering costs	-	(300)	-	-	-	-	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(7,151)	(10,714)	(18,034)	(7,359)	(12,998)	(7,550)	(4,330)
Net income (loss)	(6,939)	(5,751)	9,682	(2,249)	215	(8,515)	(10,327)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$171,022	$246,417	$274,304	$53,335	$274,650	$123,962	$82,643

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Mimosa	Mojave	Murphy	Mycroft	Nugget	Odessa	Olive

Balance at January 1, 2024	$110,821	$66,670	$84,745	$189,637	$527,454	$107,183	$88,603
Issuance of membership units, net of offering costs	-	-	-	(200)	(2,500)	(100)	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(7,015)	(5,989)	(3,197)	(12,483)	(17,250)	(6,146)	(6,116)
Net income (loss)	(10,904)	(3,557)	(14,490)	7,162	(1,965)	(11,002)	(6,300)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$92,902	$57,124	$67,058	$184,116	$505,739	$89,936	$76,187

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Oly	Onyx	Oscar	Osceola	Osprey	Otoro	Palmer

Balance at January 1, 2024	$148,506	$340,043	$255,653	$284,474	$345,659	$64,418	$304,533
Issuance of membership units, net of offering costs	-	-	-	-	(100)	(680)	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(5,305)	(16,409)	(12,806)	(9,947)	(10,436)	(2,053)	(14,474)
Net income (loss)	(13,645)	2,657	3,767	(3,638)	(13,327)	(42,878)	(1,916)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$129,557	$326,290	$246,614	$270,889	$321,796	$18,807	$288,143

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Patrick	Peanut	Pearl	Pecan	Peterson	Piedmont	Pinot

Balance at January 1, 2024	$88,643	$68,384	$517,843	$86,154	$244,203	$202,141	$97,930
Issuance of membership units, net of offering costs	-	(300)	(1,000)	-	-	-	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(5,258)	(4,329)	(19,419)	(9,739)	(15,019)	(5,411)	(6,166)
Net income (loss)	(4,230)	(2,363)	146	1,966	5,222	(14,240)	(2,838)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$79,155	$61,392	$497,570	$78,381	$234,406	$182,490	$88,925

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Pioneer	Plumtree	Point	Porthos	Quincy	Redondo	Regency

Balance at January 1, 2024	$552,083	$86,419	$114,176	$317,214	$503,308	$156,396	$151,349
Issuance of membership units, net of offering costs	(100)	-	-	-	(3,750)	-	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(10,161)	(10,239)	(2,655)	(18,293)	(13,812)	(3,425)	(10,229)
Net income (loss)	(10,017)	(2,655)	(24,445)	1,460	2,430	(21,351)	(5,917)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$531,806	$73,525	$87,075	$300,381	$488,176	$131,621	$135,203

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond	Ridge	Ritter

Balance at January 1, 2024	$412,678	$426,507	$79,773	$313,915	$(6,154)	$70,221	$468,854
Issuance of membership units, net of offering costs	(2,450)	(500)	-	(1,200)	414,717	-	(1,000)
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(6,460)	(17,193)	(2,498)	(15,616)	(18,450)	(5,210)	(11,881)
Net income (loss)	(19,293)	225	(12,621)	4,619	(8,039)	(4,857)	(9,982)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$384,474	$409,040	$64,654	$301,717	$382,074	$60,154	$445,991

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	River	Riverwalk	Rooney	Roseberry	Rosewood	Roxy	Saddlebred

Balance at January 1, 2024	$83,045	$386,873	$95,046	$98,321	$76,048	$89,633	$121,332
Issuance of membership units, net of offering costs	(100)	(200)	-	-	-	-	(100)
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(6,185)	(11,830)	(4,951)	(6,170)	(3,453)	(4,483)	(5,636)
Net income (loss)	(2,497)	(3,126)	(4,204)	(2,715)	(5,001)	(6,637)	(11,993)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$74,263	$371,717	$85,891	$89,436	$67,594	$78,514	$103,603

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Saint	Sajni	Salem	Salinas	Saturn	Scepter	Sequoyah

Balance at January 1, 2024	$109,504	$303,788	$94,622	$212,726	$65,030	$70,772	$120,340
Issuance of membership units, net of offering costs	-	-	(200)	-	-	(100)	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(9,534)	(14,355)	(4,803)	(10,545)	(2,607)	(2,695)	(3,163)
Net income (loss)	677	543	(15,256)	4,085	(11,886)	(4,110)	(19,493)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$100,647	$289,976	$74,364	$206,266	$50,537	$63,866	$97,684

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Shallowford	Shoreline	Sigma	Simon	Sims	Soapstone	Sodalis

Balance at January 1, 2024	$181,574	$73,683	$107,785	$302,058	$285,308	$80,345	$278,889
Issuance of membership units, net of offering costs	-	-	-	-	-	-	(2,100)
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(2,969)	(5,022)	(6,840)	(18,477)	(14,668)	(6,812)	(9,328)
Net income (loss)	(20,782)	(6,822)	(7,410)	9,372	2,357	(1,269)	885
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$157,824	$61,839	$93,534	$292,953	$272,996	$72,265	$268,347

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Spencer	Splash	Spring	Stonebriar	Sugar	Summerset	Sundance

Balance at January 1, 2024	$88,471	$79,726	$243,698	$56,469	$97,170	$70,725	$160,145
Issuance of membership units, net of offering costs	(200)	-	-	-	-	-	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(6,535)	(6,809)	(10,859)	(2,262)	(4,053)	(3,278)	(3,930)
Net income (loss)	(5,572)	(7,510)	(4,453)	(6,433)	(9,261)	(6,483)	(20,394)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$76,164	$65,406	$228,386	$47,774	$83,856	$60,964	$135,821

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Sunnyside	Swift	Taylor	Terracotta	Theodore	Tulip	Tuscan

Balance at January 1, 2024	$234,608	$341,318	$113,555	$96,781	$299,969	$67,164	$125,639
Issuance of membership units, net of offering costs	-	-	-	-	-	(300)	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(13,990)	(11,532)	(3,361)	(2,206)	(17,160)	(4,540)	(10,891)
Net income (loss)	2,050	(11,039)	(10,476)	(39,241)	4,844	(5,253)	(4,020)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$222,668	$318,747	$99,717	$55,334	$287,654	$57,071	$110,728

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Tuscarora	Tuxford	Vernon	Walton	Wave	Weldon	Wellington

Balance at January 1, 2024	$343,747	$64,308	$66,717	$256,038	$57,312	$66,712	$406,987
Issuance of membership units, net of offering costs	-	-	-	(1,500)	-	-	(700)
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(19,066)	(1,049)	(4,222)	(7,728)	(418)	(2,766)	(17,003)
Net income (loss)	5,155	(19,547)	(6,719)	401	(56,181)	(3,833)	(3,484)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$329,836	$43,712	$55,776	$247,211	$713	$60,113	$385,801

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Wentworth	Wescott	Westchester	Wildwood	Willow	Wilson	Winchester

Balance at January 1, 2024	$71,795	$120,950	$122,383	$113,442	$289,615	$379,202	$277,879
Issuance of membership units, net of offering costs	-	-	-	-	(1,600)	(100)	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(8,760)	(4,138)	(5,775)	(7,173)	(9,395)	(16,257)	(15,671)
Net income (loss)	2,071	(15,479)	(15,810)	(740)	(10,097)	(1,034)	(1,425)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	-	-	-	-
Balance at December 31, 2024	$65,105	$101,334	$100,798	$105,529	$268,524	$361,810	$260,782

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Windsor	Winston	Wisteria	Campbell	Arlo	Hualapai	Brentwood

Balance at January 1, 2024	$108,799	$334,099	$87,823	$(69,756)	$-	$-	$-
Issuance of membership units, net of offering costs	-	(1,100)	-	-	-	-	-
Deemed contribution from manager	-	-	-	-	-	-	-
Distributions	(4,725)	(12,214)	(4,085)	-	-	-	-
Net income (loss)	(45,280)	(4,025)	(9,138)	-	(7,349)	(15,017)	(22,882)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	-	-	-	69,756	7,349	15,017	22,882
Balance at December 31, 2024	$58,795	$316,759	$74,600	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Bellvue	Lorenz	Lexie	Hartsfield	Unallocated members’ capital	Consolidated

Balance at January 1, 2024	$-	$-	$-	$-	$-	$49,636,238
Issuance of membership units, net of offering costs	-	-	-	-	-	1,079,218
Deemed contribution from manager	-	-	-	-	-	3,523
Distributions	-	-	-	-	-	(2,126,831)
Net income (loss)	(11,733)	(10,612)	(21,307)	(20,579)	-	(1,748,139)
Reclassification of disposed and transferred series retained earnings (accumulated deficit)	11,733	10,612	21,307	20,579	(179,235)	-
Balance at December 31, 2024	$-	$-	$-	$-	$(179,235)	$46,844,009

The accompanying notes are an integral part of these consolidated and consolidating financial statements

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Cash Flows from Operating Activities:
Net income (loss)	$(8,016)	$(19,149)	$(131)	$4,959	$10,886	$(6,181)	$(21,215)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	16,890	18,734	14,494	6,248	8,735	8,416	7,867
Amortization	-	-	-	-	-	75	116
(Increase) decrease in assets
Other receivables	-	-	(2,250)	-	-	-	(410)
Prepaid expenses	662	665	532	343	527	361	853
Due from (to) third party property managers	(5,367)	5,803	3,551	214	(3,755)	(781)	3,625
Increase (decrease) in liabilities
Accrued expenses	(294)	(789)	(2,607)	(1,539)	350	(479)	199
Tenant deposits	2,995	(3,095)	-	-	-	45	(698)
Due to (from) related parties	7,822	7,064	5,821	3,877	2,102	3,016	9,364
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	14,691	9,234	19,410	14,103	18,844	4,471	(299)

Cash Flows from investing activities
Property and equipment	-	(7,073)	-	-	-	-	-
Net cash flows used in investing activities	-	(7,073)	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	7,100	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(16,584)	(9,880)	(20,904)	(13,221)	(22,003)	(3,733)	(1,341)
Net cash provided by (used in) financing activities	(16,584)	(2,780)	(20,904)	(13,221)	(22,003)	(3,733)	(1,341)
Net change in cash	(1,893)	(619)	(1,494)	882	(3,158)	738	(1,640)
Cash at beginning of year	14,219	4,848	10,672	12,076	26,090	3,964	1,694
Cash at end of year	$12,326	$4,228	$9,178	$12,958	$22,932	$4,702	$54

Cash paid for income taxes	$1,415	$1,835	$1,126	$-	$1,069	$200	$-
Cash paid for interest expenses	$-	$1,423	$-	$-	$-	$8,181	$8,436

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Cash Flows from Operating Activities:
Net income (loss)	$(8,706)	$4,352	$(11,745)	$3,725	$(8,305)	$53	$(4,032)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,793	8,150	7,990	9,047	8,461	8,215	8,268
Amortization	110	-	76	-	83	-	86
(Increase) decrease in assets
Other receivables	-	-	(757)	-	-	-	-
Prepaid expenses	(393)	403	1,226	471	1,609	414	1,097
Due from (to) third party property managers	71	492	(324)	117	334	813	(787)
Increase (decrease) in liabilities
Accrued expenses	(504)	(1,472)	(653)	(1,500)	(940)	(1,962)	(358)
Tenant deposits	-	-	-	-	-	-	-
Due to (from) related parties	1,884	1,796	5,762	4,181	2,023	1,791	1,534
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	254	13,722	1,575	16,040	3,265	9,324	5,808

Cash Flows from investing activities
Property and equipment	(7,847)	-	-	-	-	-	-
Net cash flows used in investing activities	(7,847)	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	9,400	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(2,175)	(16,115)	(2,704)	(14,499)	(3,972)	(15,281)	(4,570)
Net cash provided by (used in) financing activities	7,225	(16,115)	(2,704)	(14,499)	(3,972)	(15,281)	(4,570)
Net change in cash	(368)	(2,393)	(1,130)	1,540	(707)	(5,957)	1,238
Cash at beginning of year	5,281	19,643	3,606	6,934	5,085	12,717	6,425
Cash at end of year	$4,913	$17,250	$2,476	$8,474	$4,378	$6,761	$7,664

Cash paid for income taxes	$153	$250	$-	$250	$94	$733	$107
Cash paid for interest expenses	$9,067	$-	$8,162	$-	$9,163	$-	$9,405

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Cash Flows from Operating Activities:
Net income (loss)	$595	$(5,062)	$(8,446)	$(3,827)	$(9,632)	$1,637	$(13,077)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	17,007	5,569	7,050	7,527	7,695	9,162	12,084
Amortization	-	69	80	-	53	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	800	509	2,560	423	2,649	424	599
Due from (to) third party property managers	(4,460)	77	(856)	(297)	(4,833)	(109)	1,941
Increase (decrease) in liabilities
Accrued expenses	32	(636)	(844)	(802)	(422)	(1,008)	(1,583)
Tenant deposits	-	100	-	-	-	-	944
Due to (from) related parties	6,931	1,174	2,269	3,060	(5,909)	(401)	2,679
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	20,906	1,800	1,812	6,083	(10,400)	9,705	3,586

Cash Flows from investing activities
Property and equipment	(6,011)	-	-	-	-	(7,499)	-
Net cash flows used in investing activities	(6,011)	-	-	-	-	(7,499)	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	-	-	13,300	8,500	2,300
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(17,748)	(3,923)	(4,279)	(5,946)	(2,187)	(11,862)	(8,188)
Net cash provided by (used in) financing activities	(17,748)	(3,923)	(4,279)	(5,946)	11,113	(3,362)	(5,888)
Net change in cash	(2,853)	(2,123)	(2,467)	137	714	(1,155)	(2,302)
Cash at beginning of year	13,820	6,984	4,921	7,449	3,820	6,160	6,393
Cash at end of year	$10,966	$4,860	$2,455	$7,586	$4,534	$5,005	$4,092

Cash paid for income taxes	$-	$79	$115	$266	$138	$-	$250
Cash paid for interest expenses	$-	$6,686	$8,273	$1,492	$8,354	$68	$1,618

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Cash Flows from Operating Activities:
Net income (loss)	$8,706	$(535)	$3,625	$(1,022)	$(8,534)	$1,770	$(27,240)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,103	5,973	6,990	10,275	7,997	8,903	6,230
Amortization	-	-	-	-	725	-	130
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	524	346	294	1,004	347	352	479
Due from (to) third party property managers	149	505	(91)	(301)	355	(691)	(126)
Increase (decrease) in liabilities
Accrued expenses	(1,989)	(1,819)	(1,522)	(1,198)	(1,437)	(1,432)	381
Tenant deposits	-	(350)	-	-	(100)	-	5
Due to (from) related parties	1,782	3,085	3,924	(1,014)	2,213	4,031	18,102
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	17,274	7,205	13,220	7,744	1,567	12,933	(2,040)

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	-	5,000	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(19,339)	(10,433)	(11,760)	(10,000)	(6,723)	(11,899)	-
Net cash provided by (used in) financing activities	(19,339)	(10,433)	(11,760)	(5,000)	(6,723)	(11,899)	-
Net change in cash	(2,065)	(3,228)	1,461	2,744	(5,156)	1,034	(2,040)
Cash at beginning of year	16,602	15,462	7,063	5,771	17,919	6,295	4,049
Cash at end of year	$14,538	$12,233	$8,523	$8,515	$12,763	$7,329	$2,009

Cash paid for income taxes	$200	$232	$153	$365	$363	$-	$-
Cash paid for interest expenses	$-	$-	$509	$392	$7,904	$736	$10,269

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Cawley

Cash Flows from Operating Activities:
Net income (loss)	$5,523	$(21,209)	$(8,102)	$(6,564)	$8,720	$2,763	$(4,647)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,733	5,814	17,935	10,379	6,491	7,289	8,624
Amortization	-	415	-	90	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	349	279	921	4,492	265	357	469
Due from (to) third party property managers	(105)	734	5,494	(935)	507	(1,211)	485
Increase (decrease) in liabilities
Accrued expenses	(2,398)	(129)	5,599	(1,890)	(3,014)	(1,349)	(2,188)
Tenant deposits	-	46	450	-	-	-	(100)
Due to (from) related parties	1,260	2,734	3,596	1,721	1,433	4,060	1,868
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	10,361	(11,315)	25,892	7,293	14,401	11,908	4,510

Cash Flows from investing activities
Property and equipment	-	-	(6,180)	-	-	-	-
Net cash flows used in investing activities	-	-	(6,180)	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	11,000	4,000	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(15,925)	(1,855)	(16,031)	(5,330)	(16,645)	(12,724)	(12,645)
Net cash provided by (used in) financing activities	(15,925)	9,145	(12,031)	(5,330)	(16,645)	(12,724)	(12,645)
Net change in cash	(5,564)	(2,170)	7,681	1,963	(2,244)	(816)	(8,135)
Cash at beginning of year	15,889	4,299	5,097	5,879	20,020	7,713	17,482
Cash at end of year	$10,325	$2,129	$12,778	$7,842	$17,776	$6,897	$9,347

Cash paid for income taxes	$153	$-	$-	$140	$-	$-	$250
Cash paid for interest expenses	$-	$5,496	$279	$11,742	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Centennial	Chaparral	Chelsea	Chester	Chickamauga	Chinook	Chitwood

Cash Flows from Operating Activities:
Net income (loss)	$-	$987	$(4,487)	$(8,557)	$5,950	$2,580	$2,171
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	-	5,399	8,468	10,190	10,258	9,903	10,510
Amortization	-	53	79	149	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	(2,548)	-	-	-
Prepaid expenses	-	323	515	2,194	477	537	462
Due from (to) third party property managers	-	-	(176)	463	(83)	255	737
Increase (decrease) in liabilities
Accrued expenses	-	(1,148)	(873)	(989)	(2,802)	(2,051)	(2,124)
Tenant deposits	-	-	-	-	-	-	-
Due to (from) related parties	-	1,048	2,630	2,600	2,247	3,465	2,388
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	-	6,662	6,156	3,502	16,046	14,689	14,144

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	-	(8,037)	(7,651)	(6,174)	(18,903)	(13,495)	(17,103)
Net cash provided by (used in) financing activities	-	(8,037)	(7,651)	(6,174)	(18,903)	(13,495)	(17,103)
Net change in cash	-	(1,376)	(1,496)	(2,672)	(2,856)	1,194	(2,958)
Cash at beginning of year	-	9,712	8,741	10,082	18,721	6,864	13,968
Cash at end of year	$-	$8,336	$7,246	$7,410	$15,865	$8,058	$11,010

Cash paid for income taxes	$200	$-	$-	$442	$837	$200	$-
Cash paid for interest expenses	$-	$4,178	$8,271	$12,173	$-	$358	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Clover	Coatbridge	Collier	Collinston	Conway	Cove	Creekside

Cash Flows from Operating Activities:
Net income (loss)	$(7,326)	$(9,824)	$6,083	$(13,635)	$(2,044)	$163	$4,841
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,793	9,052	9,757	5,811	18,876	5,780	8,539
Amortization	-	84	-	59	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	(3,225)	-
Prepaid expenses	542	1,484	451	1,448	701	410	348
Due from (to) third party property managers	46	(712)	(15)	(1,032)	21	155	52
Increase (decrease) in liabilities
Accrued expenses	(1,780)	(611)	(1,947)	30	(2,070)	(273)	(1,827)
Tenant deposits	-	-	-	-	-	-	-
Due to (from) related parties	3,339	2,232	4,183	3,082	4,241	2,200	1,865
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	3,613	1,706	18,513	(4,237)	19,725	5,210	13,817

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	5,600	-	-	6,200	1,600	6,000	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(7,685)	(3,456)	(15,390)	(1,655)	(17,706)	(6,528)	(15,727)
Net cash provided by (used in) financing activities	(2,085)	(3,456)	(15,390)	4,545	(16,106)	(528)	(15,727)
Net change in cash	1,528	(1,750)	3,123	308	3,618	4,682	(1,910)
Cash at beginning of year	3,654	4,367	5,342	1,002	6,782	2,682	10,948
Cash at end of year	$5,183	$2,617	$8,465	$1,310	$10,401	$7,364	$9,038

Cash paid for income taxes	$(51)	$144	$803	$402	$1,569	$-	$228
Cash paid for interest expenses	$152	$9,780	$-	$6,985	$823	$1,637	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson	Dawson

Cash Flows from Operating Activities:
Net income (loss)	$(9,528)	$2,151	$(2,361)	$(23,043)	$5,308	$(3,291)	$(9,990)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,944	8,118	6,550	10,589	8,276	5,818	7,235
Amortization	122	-	105	119	-	62	74
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	404	367	654	7,217	368	1,298	1,221
Due from (to) third party property managers	63	54	(325)	(750)	(211)	(1,661)	1,227
Increase (decrease) in liabilities
Accrued expenses	(675)	(1,787)	(916)	(858)	(2,082)	(256)	(927)
Tenant deposits	-	-	350	-	-	-	-
Due to (from) related parties	2,020	1,848	1,216	118	3,454	3,429	3,300
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	349	10,751	5,274	(6,610)	15,113	5,399	2,139

Cash Flows from investing activities
Property and equipment	-	-	-	(6,760)	-	-	-
Net cash flows used in investing activities	-	-	-	(6,760)	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	-	15,200	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(3,494)	(13,757)	(7,227)	(4,946)	(13,874)	(2,699)	(2,357)
Net cash provided by (used in) financing activities	(3,494)	(13,757)	(7,227)	10,254	(13,874)	(2,699)	(2,357)
Net change in cash	(3,146)	(3,006)	(1,953)	(3,116)	1,239	2,700	(218)
Cash at beginning of year	9,400	10,567	8,611	4,137	6,204	1,690	3,807
Cash at end of year	$6,255	$7,561	$6,658	$1,021	$7,443	$4,390	$3,589

Cash paid for income taxes	$(190)	$705	$153	$150	$153	$402	$147
Cash paid for interest expenses	$9,468	$-	$5,823	$12,010	$-	$6,638	$8,333

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly	Dops

Cash Flows from Operating Activities:
Net income (loss)	$(17,806)	$(4,840)	$(7,096)	$1,703	$(4,752)	$6,171	$6,207
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	11,052	5,225	7,141	6,623	8,443	18,951	5,617
Amortization	82	65	77	-	77	-	-
(Increase) decrease in assets
Other receivables	-	(897)	-	-	-	-	-
Prepaid expenses	642	82	2,006	359	1,437	713	(1,223)
Due from (to) third party property managers	(281)	(532)	1,027	(508)	(4,496)	(213)	515
Increase (decrease) in liabilities
Accrued expenses	(25)	(276)	(945)	(1,888)	(334)	(2,953)	(242)
Tenant deposits	-	-	-	-	-	-	-
Due to (from) related parties	7,408	(24)	2,298	4,705	4,805	2,533	2,685
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	1,072	(1,197)	4,508	10,995	5,181	25,202	13,560

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	6,200	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(130)	(2,987)	(3,712)	(11,585)	(4,866)	(25,256)	(12,513)
Net cash provided by (used in) financing activities	(130)	3,213	(3,712)	(11,585)	(4,866)	(25,256)	(12,513)
Net change in cash	941	2,016	795	(590)	315	(54)	1,046
Cash at beginning of year	3,316	1,707	5,138	8,906	5,223	7,104	5,867
Cash at end of year	$4,257	$3,723	$5,934	$8,316	$5,538	$7,050	$6,913

Cash paid for income taxes	$-	$117	$50	$-	$146	$1,603	$-
Cash paid for interest expenses	$15,286	$6,913	$9,925	$-	$8,400	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Dorchester	Dunbar	Eagle	Eastfair	Eastwood	Elevation	Ella

Cash Flows from Operating Activities:
Net income (loss)	$(46,600)	$(23,588)	$(7,466)	$(5,314)	$4,645	$(12,642)	$3,094
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	10,212	13,182	7,891	5,912	8,757	10,113	7,174
Amortization	-	-	115	75	-	68	-
(Increase) decrease in assets
Other receivables	-	-	(1,177)	-	-	-	-
Prepaid expenses	1,051	447	343	1,829	508	1,803	326
Due from (to) third party property managers	(2,999)	3,115	(117)	(656)	157	(2,244)	(2,874)
Increase (decrease) in liabilities
Accrued expenses	(532)	(154)	(1,062)	(261)	(2,823)	(194)	(1,497)
Tenant deposits	100	(200)	250	-	400	-	-
Due to (from) related parties	3,625	5,071	1,752	126	2,001	5,403	3,992
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(35,144)	(2,126)	529	1,710	13,645	2,306	10,214

Cash Flows from investing activities
Property and equipment	(6,500)	(7,800)	-	-	-	-	-
Net cash flows used in investing activities	(6,500)	(7,800)	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	52,800	17,200	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(4,163)	(3,266)	(5,680)	-	(13,030)	(1,294)	(10,751)
Net cash provided by (used in) financing activities	48,637	13,934	(5,680)	-	(13,030)	(1,294)	(10,751)
Net change in cash	6,994	4,008	(5,152)	1,710	615	1,012	(537)
Cash at beginning of year	5,646	426	13,114	4,031	12,167	1,609	8,722
Cash at end of year	$12,640	$4,434	$7,963	$5,741	$12,782	$2,621	$8,185

Cash paid for income taxes	$396	$783	$153	$115	$793	$115	$625
Cash paid for interest expenses	$765	$3,285	$8,829	$8,063	$-	$11,687	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Ellen	Elm	Emporia	Ensenada	Falcon	Felix	Fenwick

Cash Flows from Operating Activities:
Net income (loss)	$(3,620)	$(9,584)	$(26,982)	$(19,188)	$(3,178)	$2,372	$1,018
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,807	4,600	9,666	13,332	7,907	8,201	8,240
Amortization	-	52	86	123	115	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	(1,175)	-	-
Prepaid expenses	384	2,085	2,014	927	153	288	434
Due from (to) third party property managers	(482)	905	(3,715)	4,285	(546)	(41)	(2,949)
Increase (decrease) in liabilities
Accrued expenses	(1,754)	(765)	(724)	1,716	(325)	(1,505)	(1,124)
Tenant deposits	(593)	155	(100)	-	-	-	2,340
Due to (from) related parties	1,716	2,602	5,061	692	2,458	1,820	4,896
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	2,460	50	(14,693)	1,887	5,409	11,136	12,856

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	14,000	5,400	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(9,272)	(2,438)	(1,204)	(4,713)	(7,124)	(12,164)	(11,180)
Net cash provided by (used in) financing activities	(9,272)	(2,438)	12,796	687	(7,124)	(12,164)	(11,180)
Net change in cash	(6,812)	(2,389)	(1,897)	2,574	(1,714)	(1,029)	1,676
Cash at beginning of year	22,186	3,599	5,187	5,455	9,362	7,195	6,766
Cash at end of year	$15,373	$1,210	$3,290	$8,028	$7,647	$6,166	$8,442

Cash paid for income taxes	$-	$74	$-	$-	$153	$576	$200
Cash paid for interest expenses	$-	$5,761	$10,866	$15,982	$8,829	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Fletcher	Folly	Forest	Foster	Franklin	Gardens	General

Cash Flows from Operating Activities:
Net income (loss)	$6,381	$(2,704)	$(16,831)	$(7,924)	$1,127	$(3,859)	$10,059
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,824	10,253	12,141	8,614	9,246	7,172	8,684
Amortization	-	-	82	-	-	59	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	277	789	3,430	410	461	1,377	402
Due from (to) third party property managers	1,156	69	(1,027)	4,670	(291)	1,738	(2,668)
Increase (decrease) in liabilities
Accrued expenses	(1,026)	(555)	(1,893)	(1,618)	(1,728)	(987)	(1,857)
Tenant deposits	-	-	-	(2,349)	-	(1,595)	-
Due to (from) related parties	1,119	3,785	5,223	2,163	1,803	2,004	1,973
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	12,731	11,637	1,124	3,966	10,618	5,909	16,593

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(13,834)	(9,630)	(2,548)	(11,457)	(14,264)	(4,872)	(20,562)
Net cash provided by (used in) financing activities	(13,834)	(9,630)	(2,548)	(11,457)	(14,264)	(4,872)	(20,562)
Net change in cash	(1,103)	2,007	(1,424)	(7,491)	(3,646)	1,038	(3,970)
Cash at beginning of year	16,718	6,899	6,769	22,788	11,854	4,183	9,492
Cash at end of year	$15,615	$8,906	$5,345	$15,297	$8,208	$5,221	$5,522

Cash paid for income taxes	$153	$371	$197	$-	$-	$-	$-
Cash paid for interest expenses	$-	$454	$14,593	$-	$-	$7,181	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Goose	Grant	Greenhill	Gretal	Grove	Hadden	Hansard

Cash Flows from Operating Activities:
Net income (loss)	$(4,582)	$(3,091)	$(5,291)	$3,780	$(9,181)	$(12,484)	$2,147
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,356	8,902	8,969	12,411	8,803	6,053	8,339
Amortization	109	90	82	-	64	61	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	626	1,752	1,757	514	1,035	1,237	560
Due from (to) third party property managers	(864)	(709)	(569)	243	61	229	(2,393)
Increase (decrease) in liabilities
Accrued expenses	852	(1,274)	(988)	(3,231)	(211)	(177)	(2,649)
Tenant deposits	-	-	-	-	-	50	2,390
Due to (from) related parties	(297)	1,998	(2,975)	2,994	2,094	569	2,061
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	3,200	7,669	984	16,710	2,665	(4,463)	10,456

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	6,100	-	-	6,800	-
Net proceeds from the issuance of membership units	-	-	-	-	151.36	-	-
Distributions	(7,672)	(7,036)	(6,006)	(20,350)	(797)	(2,008)	(14,961)
Net cash provided by (used in) financing activities	(7,672)	(7,036)	94	(20,350)	(646)	4,792	(14,961)
Net change in cash	(4,472)	632	1,078	(3,640)	2,020	329	(4,505)
Cash at beginning of year	11,278	6,958	5,904	18,017	2,003	3,675	18,918
Cash at end of year	$6,806	$7,591	$6,982	$14,377	$4,023	$4,004	$14,413

Cash paid for income taxes	$153	$125	$140	$1,091	$-	$128	$721
Cash paid for interest expenses	$8,222	$9,946	$8,793	$-	$8,180	$5,554	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Hansel	Hargrave	Harrison	Henry	Heritage	Heron	Highland

Cash Flows from Operating Activities:
Net income (loss)	$(12,166)	$(15,392)	$(7,138)	$(1,298)	$(11,463)	$(13,320)	$(8,977)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	11,127	6,423	12,591	11,823	9,012	8,948	7,884
Amortization	160	-	178	-	76	75	-
(Increase) decrease in assets
Other receivables	(2,663)	-	(3,757)	-	(512)	-	-
Prepaid expenses	1,861	265	2,948	624	1,672	1,535	404
Due from (to) third party property managers	334	(603)	(161)	(593)	498	517	(1,295)
Increase (decrease) in liabilities
Accrued expenses	(656)	(2,599)	(1,410)	(1,408)	(288)	(726)	(507)
Tenant deposits	-	(1,245)	-	-	-	-	1,845
Due to (from) related parties	1,538	1,825	3,566	7,025	1,592	3,155	6,257
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(466)	(11,326)	6,817	16,173	586	185	5,611

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	(4,000)	-	-	-
Proceeds from operational notes, related party	6,400	10,300	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(3,125)	(5,603)	(9,145)	(10,389)	(2,786)	(1,359)	(5,664)
Net cash provided by (used in) financing activities	3,275	4,697	(9,145)	(14,389)	(2,786)	(1,359)	(5,664)
Net change in cash	2,809	(6,629)	(2,328)	1,784	(2,200)	(1,174)	(53)
Cash at beginning of year	4,001	12,446	14,150	5,077	7,302	6,112	5,332
Cash at end of year	$6,810	$5,818	$11,822	$6,861	$5,102	$4,937	$5,279

Cash paid for income taxes	$156	$-	$546	$250	$-	$146	$330
Cash paid for interest expenses	$14,510	$82	$15,059	$3,336	$10,894	$9,956	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Hines	Hobbes	Holcomb	Holland	Hollandaise	Holloway	Inglewood

Cash Flows from Operating Activities:
Net income (loss)	$(1,025)	$5,120	$(1,648)	$(4,447)	$(15,258)	$(10,459)	$(2,240)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,810	6,432	9,754	5,818	10,056	9,344	18,721
Amortization	-	-	-	62	89	99	-
(Increase) decrease in assets
Other receivables	-	-	-	(1,455)	(2,977)	-	-
Prepaid expenses	292	265	434	1,297	2,444	1,180	720
Due from (to) third party property managers	(335)	(1,040)	1,953	777	7,051	(1,576)	263
Increase (decrease) in liabilities
Accrued expenses	(165)	(3,090)	(1,717)	(417)	(964)	(1,693)	(2,863)
Tenant deposits	-	-	-	-	-	-	-
Due to (from) related parties	1,593	1,470	4,173	4,025	393	4,060	4,420
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	9,171	9,156	12,949	5,660	835	955	19,022

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	8,200	-	-	-	5,300	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(8,833)	(13,568)	(13,651)	(3,507)	(3,149)	(5,297)	(20,455)
Net cash provided by (used in) financing activities	(633)	(13,568)	(13,651)	(3,507)	2,151	(5,297)	(20,455)
Net change in cash	8,537	(4,412)	(702)	2,153	2,986	(4,342)	(1,433)
Cash at beginning of year	106	10,734	12,761	2,840	3,549	6,286	10,103
Cash at end of year	$8,644	$6,321	$12,059	$4,993	$6,535	$1,944	$8,670

Cash paid for income taxes	$587	$-	$(4)	$402	$(348)	$172	$1,596
Cash paid for interest expenses	$65	$-	$-	$5,634	$10,791	$10,803	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Irene	Jack	Jake	Jefferson	Jill	Johnny	June

Cash Flows from Operating Activities:
Net income (loss)	$5,678	$(12,495)	$(11,812)	$9,591	$(8,347)	$(325)	$(4,474)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,824	12,754	16,186	7,555	10,983	16,094	16,094
Amortization	-	97	-	-	159	-	-
(Increase) decrease in assets
Other receivables	-	(4,592)	-	-	(4,967)	-	-
Prepaid expenses	277	4,198	848	404	4,269	634	634
Due from (to) third party property managers	(91)	313	2,390	(64)	327	6,015	(2,402)
Increase (decrease) in liabilities
Accrued expenses	(2,052)	(354)	(743)	(2,575)	(1,098)	(2,313)	(1,340)
Tenant deposits	-	-	-	-	-	(2,995)	-
Due to (from) related parties	1,062	1,253	6,978	1,809	3,976	6,910	7,069
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	9,697	1,175	13,848	16,720	5,302	24,020	15,581

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	(4,000)	-
Proceeds from operational notes, related party	-	7,600	2,100	-	-	-	3,300
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(13,764)	(4,239)	(13,059)	(19,682)	(6,220)	(18,055)	(16,053)
Net cash provided by (used in) financing activities	(13,764)	3,361	(10,959)	(19,682)	(6,220)	(22,055)	(12,753)
Net change in cash	(4,067)	4,536	2,889	(2,962)	(918)	1,965	2,827
Cash at beginning of year	17,882	1,571	5,636	17,605	7,824	7,839	4,951
Cash at end of year	$13,815	$6,107	$8,525	$14,643	$6,906	$9,804	$7,778

Cash paid for income taxes	$153	$(347)	$-	$686	$351	$1,300	$1,302
Cash paid for interest expenses	$-	$13,440	$1,210	$-	$13,178	$1,280	$661

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn	Kessler	Kingsley

Cash Flows from Operating Activities:
Net income (loss)	$(2,033)	$(12,993)	$(4,998)	$(20,136)	$(12,041)	$(11,609)	$(17,282)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,811	7,572	11,673	18,951	9,371	8,212	8,580
Amortization	60	73	-	-	88	111	97
(Increase) decrease in assets
Other receivables	(1,653)	(741)	-	-	(2,268)	(1,518)	-
Prepaid expenses	1,494	1,674	580	724	1,051	98	658
Due from (to) third party property managers	141	4,733	(2,941)	6,331	(375)	(3,110)	(2,289)
Increase (decrease) in liabilities
Accrued expenses	(611)	451	(1,979)	(1,976)	(573)	(729)	(392)
Tenant deposits	-	(2,543)	200	(3,345)	-	1,595	(474)
Due to (from) related parties	1,085	2,305	5,368	3,859	8,111	(3,589)	1,311
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	4,293	529	7,902	4,407	3,364	(10,540)	(9,791)

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	-	5,100	-	13,600	6,600
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(3,834)	(5,890)	(12,747)	(10,821)	(2,871)	(1,228)	(1,300)
Net cash provided by (used in) financing activities	(3,834)	(5,890)	(12,747)	(5,721)	(2,871)	12,372	5,300
Net change in cash	460	(5,360)	(4,845)	(1,314)	493	1,832	(4,490)
Cash at beginning of year	6,961	9,329	10,695	7,269	1,987	2,283	7,981
Cash at end of year	$7,421	$3,969	$5,850	$5,955	$2,480	$4,116	$3,490

Cash paid for income taxes	$402	$-	$250	$1,607	$200	$153	$145
Cash paid for interest expenses	$6,878	$7,386	$-	$159	$10,757	$8,998	$10,809

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Kirkwood	Korin	Lallie	Lanier	Lannister	Latte	Lennox

Cash Flows from Operating Activities:
Net income (loss)	$(34,891)	$7,713	$(54,281)	$(15,199)	$(7,774)	$(13,577)	$(2,082)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,598	7,646	12,405	11,412	6,054	10,022	5,956
Amortization	71	-	105	91	102	-	72
(Increase) decrease in assets
Other receivables	(1,638)	-	-	-	(2,103)	-	-
Prepaid expenses	2,006	362	3,304	2,328	2,149	648	1,380
Due from (to) third party property managers	3,524	(314)	41	(2,568)	1,575	(4,914)	(90)
Increase (decrease) in liabilities
Accrued expenses	100	(1,726)	601	(634)	(20)	(523)	(756)
Tenant deposits	(743)	-	200	2,295	-	2,195	-
Due to (from) related parties	400	1,673	33,338	3,520	2,773	9,863	1,906
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(22,573)	15,355	(4,288)	1,244	2,756	3,712	6,385

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	24,400	-	-	-	-	12,600	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(1,203)	(17,471)	-	(3,778)	(2,082)	(8,347)	(5,381)
Net cash provided by (used in) financing activities	23,197	(17,471)	-	(3,778)	(2,082)	4,253	(5,381)
Net change in cash	625	(2,116)	(4,288)	(2,534)	674	7,965	1,004
Cash at beginning of year	1,311	15,433	5,901	6,484	1,504	7,920	3,680
Cash at end of year	$1,936	$13,317	$1,613	$3,950	$2,178	$15,885	$4,684

Cash paid for income taxes	$(180)	$251	$172	$-	$-	$-	$127
Cash paid for interest expenses	$9,239	$-	$13,878	$13,256	$8,024	$100	$7,059

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Lierly	Lily	Limestone	Litton	Longwoods	Lookout	Loretta

Cash Flows from Operating Activities:
Net income (loss)	$827	$(21,093)	$(9,591)	$(1,527)	$(9,129)	$4,069	$(8,163)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,864	14,986	8,046	8,826	7,404	9,483	18,861
Amortization	64	103	76	800	-	-	-
(Increase) decrease in assets
Other receivables	-	(4,147)	(1,860)	-	-	-	-
Prepaid expenses	379	4,177	2,081	435	1,254	398	711
Due from (to) third party property managers	1,199	868	(1,372)	464	2,314	(2,931)	(5,760)
Increase (decrease) in liabilities
Accrued expenses	(1,034)	(132)	(579)	(2,113)	(2,173)	(2,032)	460
Tenant deposits	-	-	-	-	(45)	-	6,390
Due to (from) related parties	954	5,160	3,320	2,248	1,906	3,896	(967)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	8,254	(78)	121	9,133	1,531	12,883	11,531

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	-	-	-	-	3,200
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(9,191)	(3,054)	(2,605)	(10,250)	(10,153)	(14,621)	(13,084)
Net cash provided by (used in) financing activities	(9,191)	(3,054)	(2,605)	(10,250)	(10,153)	(14,621)	(9,884)
Net change in cash	(936)	(3,132)	(2,484)	(1,117)	(8,621)	(1,738)	1,647
Cash at beginning of year	12,250	7,504	6,065	13,102	12,962	12,269	7,031
Cash at end of year	$11,313	$4,372	$3,582	$11,985	$4,341	$10,530	$8,678

Cash paid for income taxes	$153	$-	$140	$386	$200	$805	$1,589
Cash paid for interest expenses	$5,253	$16,368	$9,262	$8,718	$-	$-	$151

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Louis	Louise	Lovejoy	Luna	Lurleen	Madison	Mae

Cash Flows from Operating Activities:
Net income (loss)	$1,342	$(1,130)	$(7,140)	$(4,798)	$(17,421)	$(3,898)	$65
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,401	7,578	8,089	5,912	8,097	5,655	9,728
Amortization	-	71	76	75	550	93	-
(Increase) decrease in assets
Other receivables	(3,101)	(1,667)	(1,176)	-	-	(1,361)	-
Prepaid expenses	324	1,744	761	340	567	1,360	554
Due from (to) third party property managers	2,751	309	(9)	(707)	128	1,224	118
Increase (decrease) in liabilities
Accrued expenses	(1,889)	(725)	(926)	(736)	(465)	(331)	(1,756)
Tenant deposits	250	-	-	-	-	-	-
Due to (from) related parties	4,789	1,461	3,453	3,103	4,416	1,478	2,200
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	11,868	7,642	3,128	3,189	(4,129)	4,221	10,909

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	-	-	5,300	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(12,639)	(6,246)	(3,868)	(3,554)	(1,091)	(4,192)	(12,282)
Net cash provided by (used in) financing activities	(12,639)	(6,246)	(3,868)	(3,554)	4,209	(4,192)	(12,282)
Net change in cash	(772)	1,396	(740)	(365)	80	29	(1,373)
Cash at beginning of year	18,130	4,541	4,669	4,217	1,792	5,617	10,408
Cash at end of year	$17,359	$5,937	$3,929	$3,852	$1,873	$5,646	$9,035

Cash paid for income taxes	$258	$-	$-	$122	$-	$-	$388
Cash paid for interest expenses	$-	$7,892	$8,717	$8,086	$7,661	$7,150	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Magnolia	Malbec	Mammoth	Marcelo	Marie	Marietta	Marion

Cash Flows from Operating Activities:
Net income (loss)	$(9,551)	$(10,039)	$(14,576)	$1,087	$11,070	$(11,609)	$198
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,308	8,776	9,371	7,822	8,794	8,316	9,225
Amortization	142	134	84	-	-	126	-
(Increase) decrease in assets
Other receivables	(1,750)	-	(1,331)	-	-	(1,833)	-
Prepaid expenses	1,135	(628)	1,788	336	511	1,580	927
Due from (to) third party property managers	(934)	191	314	3,362	35	(167)	74
Increase (decrease) in liabilities
Accrued expenses	(211)	(1,389)	(238)	(1,632)	(3,157)	(324)	1,083
Tenant deposits	-	(100)	-	(195)	-	-	-
Due to (from) related parties	1,518	(1,334)	5,032	2,157	2,121	3,769	(3,471)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(1,343)	(4,389)	444	12,939	19,374	(142)	8,036

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	6,500	-	-	-	-	5,800
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(1,123)	(4,229)	(132)	(12,124)	(24,692)	(1,108)	(10,434)
Net cash provided by (used in) financing activities	(1,123)	2,271	(132)	(12,124)	(24,692)	(1,108)	(4,634)
Net change in cash	(2,466)	(2,118)	313	815	(5,319)	(1,250)	3,402
Cash at beginning of year	6,885	5,920	3,385	7,477	21,404	4,505	3,900
Cash at end of year	$4,419	$3,802	$3,697	$8,292	$16,085	$3,255	$7,303

Cash paid for income taxes	$-	$153	$-	$-	$800	$190	$200
Cash paid for interest expenses	$11,338	$9,565	$14,266	$-	$-	$11,251	$366

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Marple	Martell	Mary	Matchingham	McGregor	McLovin	Meadow

Cash Flows from Operating Activities:
Net income (loss)	$1,965	$4,634	$8,618	$(5,241)	$870	$(10,203)	$(6,989)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,824	7,144	7,465	5,825	8,264	14,218	8,820
Amortization	-	-	-	62	-	117	79
(Increase) decrease in assets
Other receivables	-	-	-	-	-	(4,330)	(2,125)
Prepaid expenses	277	898	403	(991)	416	294	1,413
Due from (to) third party property managers	(3,271)	119	(202)	47	348	(35)	(683)
Increase (decrease) in liabilities
Accrued expenses	(596)	1,253	(2,212)	(1,493)	(2,123)	1,273	(195)
Tenant deposits	1,943	-	-	100	-	-	-
Due to (from) related parties	3,986	(4,459)	1,783	3,844	5,841	1,778	5,646
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	9,127	9,591	15,854	2,152	13,616	3,113	5,967

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	(10,685)	-
Net cash flows used in investing activities	-	-	-	-	-	(10,685)	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	6,200	-	-	-	12,600	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(7,299)	(12,320)	(18,162)	(5,032)	(12,205)	(5,707)	(4,530)
Net cash provided by (used in) financing activities	(7,299)	(6,120)	(18,162)	(5,032)	(12,205)	6,893	(4,530)
Net change in cash	1,828	3,470	(2,309)	(2,880)	1,411	(678)	1,437
Cash at beginning of year	4,534	3,557	15,993	6,184	6,890	6,004	3,595
Cash at end of year	$6,362	$7,027	$13,685	$3,304	$8,301	$5,326	$5,032

Cash paid for income taxes	$153	$200	$686	$80	$687	$-	$402
Cash paid for interest expenses	$-	$391	$-	$5,610	$-	$15,101	$8,249

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Mimosa	Mojave	Murphy	Mycroft	Nugget	Odessa	Olive

Cash Flows from Operating Activities:
Net income (loss)	$(5,801)	$(2,314)	$(6,810)	$(8,979)	$(9,426)	$(23,736)	$(6,486)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,908	7,049	8,171	4,933	15,387	14,664	7,377
Amortization	537	133	77	-	-	119	67
(Increase) decrease in assets
Other receivables	-	(2,085)	(1,918)	-	-	(1,354)	(1,280)
Prepaid expenses	335	539	1,447	304	753	2,580	1,816
Due from (to) third party property managers	(2,655)	(55)	(371)	367	87	1,684	(251)
Increase (decrease) in liabilities
Accrued expenses	(563)	(730)	(534)	(1,876)	(2,259)	2,893	(1,010)
Tenant deposits	-	-	-	(250)	(150)	-	-
Due to (from) related parties	2,612	(769)	(2,100)	2,720	7,461	548	3,279
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	374	1,768	(2,039)	(2,782)	11,853	(2,602)	3,513

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	5,800	6,900	5,300	-	-	6,300	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(1,724)	(5,241)	(3,875)	(8,073)	(9,925)	(2,362)	(3,536)
Net cash provided by (used in) financing activities	4,076	1,659	1,425	(8,073)	(9,925)	3,938	(3,536)
Net change in cash	4,450	3,427	(615)	(10,855)	1,928	1,337	(23)
Cash at beginning of year	2,486	2,210	4,252	13,827	7,300	6,061	4,215
Cash at end of year	$6,936	$5,636	$3,638	$2,972	$9,228	$7,397	$4,191

Cash paid for income taxes	$-	$153	$32	$161	$-	$-	$172
Cash paid for interest expenses	$6,629	$6,402	$7,955	$-	$-	$16,977	$7,071

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Oly	Onyx	Oscar	Osceola	Osprey	Otoro	Palmer

Cash Flows from Operating Activities:
Net income (loss)	$(12,570)	$(4,936)	$2,096	$(9,655)	$(3,025)	$(23,451)	$(1,244)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	12,529	12,016	8,036	7,701	10,980	12,169	9,298
Amortization	117	-	-	-	-	94	-
(Increase) decrease in assets
Other receivables	(4,490)	-	-	-	-	(1,780)	-
Prepaid expenses	2,223	522	288	1,711	1,001	2,454	439
Due from (to) third party property managers	(536)	1,240	880	(624)	(239)	(6,960)	3,827
Increase (decrease) in liabilities
Accrued expenses	356	(1,848)	(233)	(1,834)	(1,708)	(191)	3,135
Tenant deposits	-	100	(597)	300	-	-	-
Due to (from) related parties	(2,443)	2,218	1,182	4,417	4,124	17,688	(1,365)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(4,813)	9,313	11,653	2,016	11,133	22	14,089

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	(7,537)
Net cash flows used in investing activities	-	-	-	-	-	-	(7,537)

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	6,000	-	-	1,200	-	-	6,000
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(5,327)	(10,722)	(8,209)	(4,119)	(10,798)	(1,085)	(11,454)
Net cash provided by (used in) financing activities	673	(10,722)	(8,209)	(2,919)	(10,798)	(1,085)	(5,454)
Net change in cash	(4,140)	(1,410)	3,444	(904)	335	(1,063)	1,098
Cash at beginning of year	7,918	5,934	3,177	6,913	9,493	1,310	6,345
Cash at end of year	$3,777	$4,524	$6,621	$6,009	$9,828	$248	$7,443

Cash paid for income taxes	$-	$814	$572	$-	$396	$-	$200
Cash paid for interest expenses	$14,502	$-	$-	$493	$-	$15,458	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Patrick	Peanut	Pearl	Pecan	Peterson	Piedmont	Pinot

Cash Flows from Operating Activities:
Net income (loss)	$(1,165)	$(6,668)	$(20,336)	$(1,722)	$5,007	$(15,429)	$(5,111)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,036	5,929	14,997	5,725	6,208	10,544	8,859
Amortization	22	62	-	23	-	153	136
(Increase) decrease in assets
Other receivables	-	(1,384)	-	-	-	(3,445)	-
Prepaid expenses	334	1,408	552	349	343	1,807	(1,485)
Due from (to) third party property managers	(1,155)	47	(1,349)	(615)	69	523	-
Increase (decrease) in liabilities
Accrued expenses	(1,127)	(708)	(2,051)	(1,192)	(1,670)	(899)	(899)
Tenant deposits	-	-	(200)	545	55	-	-
Due to (from) related parties	1,915	1,966	6,730	1,079	3,863	5,226	(601)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	5,860	653	(1,657)	4,192	13,875	(1,521)	898

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	7,800	-	-	-	5,900
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(5,350)	(3,376)	(5,572)	(7,409)	(13,365)	(2,809)	(6,527)
Net cash provided by (used in) financing activities	(5,350)	(3,376)	2,228	(7,409)	(13,365)	(2,809)	(627)
Net change in cash	510	(2,723)	571	(3,217)	510	(4,329)	271
Cash at beginning of year	6,535	6,822	6,421	12,097	16,634	9,652	7,603
Cash at end of year	$7,045	$4,099	$6,992	$8,880	$17,144	$5,323	$7,873

Cash paid for income taxes	$153	$-	$1,244	$153	$-	$150	$153
Cash paid for interest expenses	$4,370	$6,921	$62	$4,555	$-	$12,600	$9,658

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Pioneer	Plumtree	Point	Porthos	Quincy	Redondo	Regency

Cash Flows from Operating Activities:
Net income (loss)	$2,143	$(3,146)	$(14,353)	$2,576	$(2,039)	$(8,512)	$(14,157)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	16,234	5,535	10,500	8,295	15,029	8,616	9,195
Amortization	-	55	92	-	-	788	687
(Increase) decrease in assets
Other receivables	-	-	-	-	-	(1,895)	-
Prepaid expenses	749	320	2,147	1,695	675	398	458
Due from (to) third party property managers	89	1,445	1,865	(87)	394	(1,195)	1,678
Increase (decrease) in liabilities
Accrued expenses	(2,648)	(1,179)	(987)	(2,316)	(2,555)	(431)	(1,157)
Tenant deposits	-	-	-	-	-	(948)	(1,498)
Due to (from) related parties	3,128	1,088	205	2,740	3,516	(1,465)	5,616
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	19,694	4,118	(531)	12,903	15,020	(4,645)	823

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	(9,653)
Net cash flows used in investing activities	-	-	-	-	-	-	(9,653)

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	6,500	-	3,600	9,300	5,000
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(19,084)	(8,552)	(1,693)	(15,506)	(17,581)	(3,446)	(4,556)
Net cash provided by (used in) financing activities	(19,084)	(8,552)	4,807	(15,506)	(13,981)	5,854	444
Net change in cash	610	(4,434)	4,276	(2,604)	1,038	1,210	(8,387)
Cash at beginning of year	7,993	10,009	4,225	14,714	7,047	4,546	14,652
Cash at end of year	$8,603	$5,575	$8,501	$12,110	$8,085	$5,755	$6,266

Cash paid for income taxes	$-	$173	$218	$250	$-	$50	$-
Cash paid for interest expenses	$-	$4,453	$13,565	$-	$1,573	$10,158	$9,114

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond	Ridge	Ritter

Cash Flows from Operating Activities:
Net income (loss)	$(48,188)	$2,379	$(42,124)	$1,803	$3,989	$(4,828)	$(2,909)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	18,429	11,810	8,791	8,642	10,463	5,983	13,864
Amortization	-	-	81	-	-	72	-
(Increase) decrease in assets
Other receivables	-	-	(2,051)	-	-	(897)	-
Prepaid expenses	776	598	1,911	354	497	(384)	807
Due from (to) third party property managers	(503)	(686)	(401)	(204)	(556)	(607)	(88)
Increase (decrease) in liabilities
Accrued expenses	(15,164)	(1,963)	(387)	(2,134)	(1,484)	(733)	(193)
Tenant deposits	2,195	-	200	(100)	-	-	-
Due to (from) related parties	2,705	5,006	28,714	1,893	3,930	(1,621)	5,935
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(39,750)	17,143	(5,266)	10,254	16,838	(3,015)	17,416

Cash Flows from investing activities
Property and equipment	(12,010)	-	-	-	-	-	-
Net cash flows used in investing activities	(12,010)	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	(1,400)
Proceeds from operational notes, related party	51,500	-	-	-	-	5,600	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(2,845)	(19,543)	(1,054)	(12,698)	(17,464)	(3,526)	(15,469)
Net cash provided by (used in) financing activities	48,655	(19,543)	(1,054)	(12,698)	(17,464)	2,074	(16,869)
Net change in cash	(3,105)	(2,401)	(6,320)	(2,444)	(626)	(941)	547
Cash at beginning of year	3,677	16,194	7,225	13,581	16,627	4,424	7,416
Cash at end of year	$572	$13,793	$905	$11,137	$16,001	$3,484	$7,963

Cash paid for income taxes	$250	$250	$402	$153	$-	$125	$-
Cash paid for interest expenses	$3,033	$-	$9,274	$-	$-	$6,466	$1,166

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	River	Riverwalk	Rooney	Roseberry	Rosewood	Roxy	Saddlebred

Cash Flows from Operating Activities:
Net income (loss)	$(4,895)	$1,079	$(2,921)	$(12,530)	$(3,400)	$(5,584)	$(19,836)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,323	10,855	8,844	9,026	7,438	8,958	15,278
Amortization	68	-	90	78	72	80	108
(Increase) decrease in assets
Other receivables	-	-	(3,189)	(4,050)	-	(2,980)	1,377
Prepaid expenses	1,866	465	2,751	3,525	1,861	2,260	855
Due from (to) third party property managers	2,072	1,392	3,610	(1,026)	442	210	2,514
Increase (decrease) in liabilities
Accrued expenses	(973)	(2,964)	(1,084)	(873)	(783)	(827)	128
Tenant deposits	-	(1,148)	(2,095)	-	-	-	(1,123)
Due to (from) related parties	(140)	4,666	2,386	1,884	1,612	1,588	2,484
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	5,322	14,345	8,392	(3,967)	7,242	3,707	1,786

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	(1,000)	-	-
Proceeds from operational notes, related party	-	-	-	7,300	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(4,481)	(14,106)	(5,888)	(1,111)	(4,612)	(4,311)	(4,212)
Net cash provided by (used in) financing activities	(4,481)	(14,106)	(5,888)	6,189	(5,612)	(4,311)	(4,212)
Net change in cash	841	239	2,504	2,222	1,630	(604)	(2,426)
Cash at beginning of year	4,648	14,359	7,631	2,382	6,677	6,359	7,936
Cash at end of year	$5,489	$14,598	$10,136	$4,604	$8,307	$5,754	$5,510

Cash paid for income taxes	$147	$930	$50	$151	$-	$196	$-
Cash paid for interest expenses	$7,899	$-	$10,593	$10,135	$9,246	$11,439	$14,385

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Saint	Sajni	Salem	Salinas	Saturn	Scepter	Sequoyah

Cash Flows from Operating Activities:
Net income (loss)	$1,454	$(10,955)	$(14,584)	$(3,173)	$(8,990)	$(6,651)	$(9,199)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,582	13,319	8,775	8,078	7,264	6,475	7,810
Amortization	78	-	137	-	60	72	620
(Increase) decrease in assets
Other receivables	(1,971)	-	-	-	(1)	(1,861)	-
Prepaid expenses	2,046	1,855	(478)	288	1,300	964	330
Due from (to) third party property managers	39	4,344	(4,342)	(50)	(1,805)	(3,126)	(173)
Increase (decrease) in liabilities
Accrued expenses	(1,358)	(175)	(859)	(1,409)	(150)	(778)	(939)
Tenant deposits	-	(2,745)	2,195	-	-	2,195	-
Due to (from) related parties	1,576	3,350	(4,207)	5,992	5,063	1,875	1,598
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	9,447	8,994	(13,363)	9,726	2,740	(835)	45

Cash Flows from investing activities
Property and equipment	-	(13,450)	-	-	-	-	-
Net cash flows used in investing activities	-	(13,450)	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	12,700	19,500	-	-	6,800	6,300
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(9,977)	(10,574)	(2,592)	(9,132)	(2,410)	(3,727)	(5,384)
Net cash provided by (used in) financing activities	(9,977)	2,126	16,908	(9,132)	(2,410)	3,073	916
Net change in cash	(530)	(2,330)	3,545	594	330	2,238	961
Cash at beginning of year	12,217	6,044	2,035	5,932	3,172	3,385	3,513
Cash at end of year	$11,686	$3,714	$5,580	$6,527	$3,501	$5,623	$4,473

Cash paid for income taxes	$50	$200	$153	$50	$402	$50	$153
Cash paid for interest expenses	$8,137	$961	$10,085	$1,396	$7,222	$7,436	$8,032

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Shallowford	Shoreline	Sigma	Simon	Sims	Soapstone	Sodalis

Cash Flows from Operating Activities:
Net income (loss)	$(15,075)	$(28,324)	$(10,606)	$3,384	$3,609	$(2,108)	$(16,614)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,917	8,520	10,479	7,953	7,498	8,235	8,838
Amortization	146	72	92	-	-	64	-
(Increase) decrease in assets
Other receivables	(2,586)	-	(1,055)	-	-	-	-
Prepaid expenses	2,208	1,025	1,652	415	401	401	419
Due from (to) third party property managers	378	(989)	2,965	(275)	550	(2)	12
Increase (decrease) in liabilities
Accrued expenses	(693)	(1,613)	(1,223)	(2,423)	(2,029)	(1,004)	(294)
Tenant deposits	(250)	(200)	-	250	-	-	1,895
Due to (from) related parties	2,332	3,984	1,987	1,879	1,649	3,298	(2,979)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(3,624)	(17,523)	4,291	11,182	11,677	8,884	(8,723)

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	(17,569)
Net cash flows used in investing activities	-	-	-	-	-	-	(17,569)

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	(3,000)	-
Proceeds from operational notes, related party	5,900	13,600	-	-	-	-	30,200
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(1,241)	(2,029)	(5,724)	(14,522)	(13,857)	(5,931)	(4,704)
Net cash provided by (used in) financing activities	4,659	11,571	(5,724)	(14,522)	(13,857)	(8,931)	25,496
Net change in cash	1,035	(5,952)	(1,433)	(3,340)	(2,180)	(47)	(796)
Cash at beginning of year	3,698	7,940	8,321	17,998	12,444	6,932	6,783
Cash at end of year	$4,733	$1,988	$6,888	$14,658	$10,264	$6,886	$5,987

Cash paid for income taxes	$395	$144	$402	$1,567	$200	$190	$-
Cash paid for interest expenses	$12,473	$10,960	$10,351	$-	$-	$5,588	$273

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Spencer	Splash	Spring	Stonebriar	Sugar	Summerset	Sundance

Cash Flows from Operating Activities:
Net income (loss)	$(11,134)	$(323)	$(1,817)	$(5,480)	$(11,509)	$(7,749)	$(8,919)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,313	6,432	6,803	5,574	8,559	10,115	10,205
Amortization	90	23	-	59	92	80	788
(Increase) decrease in assets
Other receivables	-	-	-	(1,261)	(1,522)	(410)	-
Prepaid expenses	1,700	317	312	1,151	812	2,358	503
Due from (to) third party property managers	2,978	(80)	(1,726)	(451)	296	1,829	7,435
Increase (decrease) in liabilities
Accrued expenses	(1,890)	(1,005)	(1,161)	(442)	(1,209)	215	(7,321)
Tenant deposits	-	-	1,895	-	-	(2,843)	-
Due to (from) related parties	3,238	1,073	2,540	1,259	835	1,588	(1,452)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	3,296	6,436	6,845	408	(3,646)	5,183	1,238

Cash Flows from investing activities
Property and equipment	-	(9,526)	-	-	-	-	-
Net cash flows used in investing activities	-	(9,526)	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	9,500	-	-	6,000	-	6,000
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(5,951)	(7,357)	(7,048)	(3,019)	(3,084)	(3,745)	(4,839)
Net cash provided by (used in) financing activities	(5,951)	2,143	(7,048)	(3,019)	2,916	(3,745)	1,161
Net change in cash	(2,655)	(948)	(203)	(2,612)	(730)	1,438	2,400
Cash at beginning of year	7,027	6,893	5,343	7,013	3,972	5,299	3,838
Cash at end of year	$4,372	$5,946	$5,140	$4,401	$3,242	$6,738	$6,238

Cash paid for income taxes	$144	$153	$329	$-	$140	$105	$50
Cash paid for interest expenses	$9,575	$5,519	$-	$7,425	$9,578	$9,270	$10,148

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Sunnyside	Swift	Taylor	Terracotta	Theodore	Tulip	Tuscan

Cash Flows from Operating Activities:
Net income (loss)	$4,052	$(474)	$(19,721)	$(17,447)	$6,929	$(6,105)	$(202)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,079	10,575	7,377	7,573	7,893	8,726	8,879
Amortization	-	-	102	81	-	81	28
(Increase) decrease in assets
Other receivables	-	-	(1,597)	(2,333)	-	-	-
Prepaid expenses	324	486	1,479	2,086	415	(807)	425
Due from (to) third party property managers	377	(2)	4,121	(3,435)	(1,490)	(605)	(4,800)
Increase (decrease) in liabilities
Accrued expenses	(1,902)	(797)	(600)	(2,371)	(1,798)	(222)	3,078
Tenant deposits	(250)	-	(798)	1,745	-	-	-
Due to (from) related parties	3,674	1,675	8,410	2,454	1,878	1,795	1,678
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	12,354	11,463	(1,228)	(11,648)	13,827	2,862	9,086

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	-	13,300	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(11,302)	(14,099)	(1,434)	(1,089)	(16,311)	(3,977)	(12,158)
Net cash provided by (used in) financing activities	(11,302)	(14,099)	(1,434)	12,211	(16,311)	(3,977)	(12,158)
Net change in cash	1,052	(2,636)	(2,662)	563	(2,484)	(1,116)	(3,073)
Cash at beginning of year	14,812	10,298	3,404	1,314	15,244	5,906	15,475
Cash at end of year	$15,864	$7,662	$743	$1,877	$12,760	$4,790	$12,402

Cash paid for income taxes	$-	$250	$-	$50	$719	$-	$96
Cash paid for interest expenses	$-	$-	$8,142	$9,847	$-	$12,130	$7,332

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Tuscarora	Tuxford	Vernon	Walton	Wave	Weldon	Wellington

Cash Flows from Operating Activities:
Net income (loss)	$3,334	$(12,262)	$(5,778)	$(1,899)	$(11,709)	$(3,558)	$(4,000)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,182	7,203	7,238	8,733	9,192	5,811	12,832
Amortization	-	70	70	-	81	59	-
(Increase) decrease in assets
Other receivables	(6,076)	-	(1,683)	-	(2,618)	(1,455)	-
Prepaid expenses	457	(1,178)	367	350	2,010	1,295	571
Due from (to) third party property managers	6,419	(584)	(56)	(140)	(361)	(164)	1,857
Increase (decrease) in liabilities
Accrued expenses	(1,841)	141	(707)	(579)	(34)	(542)	(1,868)
Tenant deposits	(250)	100	-	-	-	-	-
Due to (from) related parties	2,185	4,773	4,224	3,406	6,000	3,070	661
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	13,411	(1,737)	3,674	9,870	2,560	4,516	10,052

Cash Flows from investing activities
Property and equipment	-	-	-	(9,726)	-	-	(5,253)
Net cash flows used in investing activities	-	-	-	(9,726)	-	-	(5,253)

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	-	8,500	-	-	8,200
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(15,253)	(880)	(3,862)	(8,745)	(837)	(3,246)	(14,639)
Net cash provided by (used in) financing activities	(15,253)	(880)	(3,862)	(245)	(837)	(3,246)	(6,439)
Net change in cash	(1,842)	(2,617)	(188)	(101)	1,724	1,270	(1,639)
Cash at beginning of year	11,464	5,512	4,514	6,916	1,969	3,840	7,114
Cash at end of year	$9,622	$2,895	$4,326	$6,815	$3,693	$5,111	$5,475

Cash paid for income taxes	$50	$142	$147	$153	$-	$402	$250
Cash paid for interest expenses	$-	$8,621	$7,485	$2,151	$15,075	$5,230	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Wentworth	Wescott	Westchester	Wildwood	Willow	Wilson	Winchester

Cash Flows from Operating Activities:
Net income (loss)	$826	$(9,663)	$(21,102)	$(176)	$(1,417)	$1,259	$4,199
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,833	7,530	9,374	6,063	8,041	11,722	8,418
Amortization	116	116	91	98	-	-	-
(Increase) decrease in assets
Other receivables	(775)	-	-	(1,221)	-	-	-
Prepaid expenses	655	1,211	1,809	1,088	311	448	480
Due from (to) third party property managers	(95)	(88)	(2,371)	314	(216)	122	(3,638)
Increase (decrease) in liabilities
Accrued expenses	(1,120)	(842)	(896)	(1,129)	(1,226)	(2,004)	(1,528)
Tenant deposits	-	-	(524)	-	-	-	-
Due to (from) related parties	1,259	6,307	1,923	2,172	1,003	2,735	7,245
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	7,699	4,571	(11,696)	7,208	6,495	14,282	15,174

Cash Flows from investing activities
Property and equipment	-	-	-	-	-	-	-
Net cash flows used in investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	-	-	-	-
Proceeds from operational notes, related party	-	-	10,700	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Distributions	(8,429)	(2,610)	(2,299)	(7,599)	(7,664)	(15,547)	(11,698)
Net cash provided by (used in) financing activities	(8,429)	(2,610)	8,401	(7,599)	(7,664)	(15,547)	(11,698)
Net change in cash	(730)	1,960	(3,295)	(391)	(1,169)	(1,265)	3,476
Cash at beginning of year	8,105	2,273	7,646	7,637	3,572	8,153	4,347
Cash at end of year	$7,375	$4,234	$4,351	$7,246	$2,402	$6,888	$7,823

Cash paid for income taxes	$153	$253	$197	$264	$153	$153	$-
Cash paid for interest expenses	$6,020	$9,489	$10,314	$5,952	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Windsor	Winston	Wisteria	Consolidated

Cash Flows from Operating Activities:
Net income (loss)	$(29,321)	$(182)	$(5,179)	$(1,493,827)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,618	9,039	9,735	2,196,438
Amortization	101	-	77	16,461
(Increase) decrease in assets
Other receivables	-	-	(1,403)	(129,215)
Prepaid expenses	2,945	396	1,961	232,838
Due from (to) third party property managers	(5,217)	(152)	(526)	(3,497)
Increase (decrease) in liabilities
Accrued expenses	(1,246)	(1,443)	(989)	(261,185)
Tenant deposits	-	-	-	4,474
Due to (from) related parties	5,896	5,621	1,391	722,910
Due to commonly controlled entity	-	-	-	-
Net cash provided by (used in) operating activities	(17,224)	13,279	5,066	1,285,398

Cash Flows from investing activities
Property and equipment	-	-	-	(151,079)
Net cash flows used in investing activities	-	-	-	(151,079)

Cash flows from financing activities
Repayments of operational notes, related party	-	-	-	(13,400)
Proceeds from operational notes, related party	15,800	-	-	661,800
Net proceeds from the issuance of membership units	-	-	-	151
Distributions	-	(12,083)	(3,919)	(1,943,223)
Net cash provided by (used in) financing activities	15,800	(12,083)	(3,919)	(1,281,272)
Net change in cash	(1,424)	1,195	1,147	(160,352)
Cash at beginning of year	4,831	9,599	6,681	1,881,389
Cash at end of year	$3,407	$10,795	$7,828	$1,721,037

Cash paid for income taxes	$140	$-	$-	$59,353
Cash paid for interest expenses	$12,774	$-	$10,418	$1,246,190

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	100	101	Abbington	Abernant	Alvin	Amber	Apollo

Cash Flows from Operating Activities:
Net income (loss)	$(19,661)	$(984)	$9,419	$(1,605)	$6,844	$(6,653)	$(12,045)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	16,890	17,438	14,494	6,248	8,735	8,416	6,418
Amortization	-	-	-	-	-	75	116
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(75)	(60)	(65)	(343)	(527)	(1,681)	(1,276)
Due from (to) third party property managers	14,649	5,572	(2,668)	(3,843)	57	1,642	4,442
Increase (decrease) in liabilities
Accrued expenses	(6,195)	(929)	36	68	2,807	(575)	(488)
Tenant Deposits	(3,745)	-	-	1,745	250	(893)	(399)
Due to (from) related parties	(9,369)	(23,429)	(3,717)	15,750	20,225	(2,721)	(1,640)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(7,505)	(2,393)	17,500	18,019	38,392	(2,390)	(4,872)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	(12,420)
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	(12,420)

Cash flows from financing activities
Proceeds from operational notes, related party	-	17,900	-	-	-	6,900	20,000
Repayments of amounts due to related party	-	-	-	(245,056)	(342,264)	-	-
Net proceeds from the issuance of membership units	1,300	3,600	-	252,032	345,786	-	300
Redemption of membership units	(1,300)	(3,600)	-	-	-	-	(300)
Distributions	(7,823)	(16,055)	(17,337)	(13,465)	(20,695)	(3,948)	(1,533)
Net cash provided by (used in) financing activities	(7,823)	1,845	(17,337)	(6,489)	(17,174)	2,952	18,467
Net change in cash	(15,328)	(548)	163	11,530	21,218	563	1,176
Cash at beginning of year	29,547	5,396	10,509	546	4,872	3,401	518
Cash at end of year	$14,219	$4,848	$10,672	$12,076	$26,090	$3,964	$1,694

Cash paid for income taxes	$3,076	$3,089	$2,609	$2,370	$2,230	$1,691	$1,221
Cash paid for interest expenses	$-	$48	$-	$-	$-	$7,876	$7,848

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Aster	Augusta	Avebury	Avondale	Badminton	Ballinger	Bandelier

Cash Flows from Operating Activities:
Net income (loss)	$(6,670)	$3,966	$(11,048)	$(4,823)	$(5,605)	$14	$(15,525)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,009	8,150	7,990	9,047	8,461	8,215	8,268
Amortization	248	-	76	-	83	-	86
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,346)	(403)	(929)	(130)	(1,256)	(414)	(2,229)
Due from (to) third party property managers	3,193	2,604	5,148	2,315	(5,365)	(7,595)	5,162
Increase (decrease) in liabilities
Accrued expenses	(491)	(2,879)	(714)	(2,864)	(229)	2,988	(997)
Tenant Deposits	-	-	-	(200)	(798)	2,320	50
Due to (from) related parties	(4,892)	3,218	(2,850)	(1,204)	(3,766)	(486)	87
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(2,949)	14,657	(2,328)	2,140	(8,474)	5,042	(5,097)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	9,700	-	5,400	-	17,300	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	100	-	500	-	-	-	-
Redemption of membership units	(100)	-	(500)	-	-	-	-
Distributions	(2,832)	(16,010)	(2,422)	(11,934)	(4,058)	(17,500)	(2,654)
Net cash provided by (used in) financing activities	6,868	(16,010)	2,978	(11,934)	13,242	(17,500)	(2,654)
Net change in cash	3,919	(1,353)	650	(9,794)	4,768	(12,458)	(7,751)
Cash at beginning of year	1,362	20,996	2,956	16,728	317	25,175	14,176
Cash at end of year	$5,281	$19,643	$3,606	$6,934	$5,085	$12,717	$6,425

Cash paid for income taxes	$1,816	$3,581	$1,877	$3,930	$7,502	$1,824	$3,018
Cash paid for interest expenses	$8,721	$-	$7,957	$-	$8,187	$-	$9,577

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Baron	Basil	Bayside	Bazzel	Bedford	Bella	Belle

Cash Flows from Operating Activities:
Net income (loss)	$(11,962)	$126	$(7,194)	$(2,399)	$(28,695)	$(1,339)	$(535)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	16,005	5,569	7,050	7,527	7,695	8,412	12,084
Amortization	-	69	80	-	14	-	-
Credit loss expense (recovery)	-	(960)	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(244)	(887)	(1,183)	(156)	(1,854)	(424)	(164)
Due from (to) third party property managers	6,887	28	3,737	(10,221)	16,235	(5,157)	(700)
Increase (decrease) in liabilities
Accrued expenses	(773)	(439)	(1,156)	690	(1,919)	(3,269)	(1,398)
Tenant Deposits	450	100	-	50	(2,295)	1,945	154
Due to (from) related parties	(1,451)	(2,427)	(2,235)	(18,734)	4,521	6,888	(20,115)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	8,912	1,179	(902)	(23,243)	(6,298)	7,056	(10,674)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	9,700	10,000	21,700	-	-	23,600
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	540	-	100	500	-	-	-
Redemption of membership units	(540)	-	(100)	(500)	-	-	-
Distributions	(13,136)	(4,963)	(5,301)	(7,168)	(2,492)	(14,292)	(11,633)
Net cash provided by (used in) financing activities	(13,136)	4,737	4,699	14,532	(2,492)	(14,292)	11,967
Net change in cash	(4,224)	5,916	3,797	(8,711)	(8,790)	(7,236)	1,292
Cash at beginning of year	18,044	1,067	1,125	16,160	12,611	13,396	5,101
Cash at end of year	$13,820	$6,984	$4,921	$7,449	$3,820	$6,160	$6,393

Cash paid for income taxes	$6,664	$2,810	$8,803	$5,250	$7,727	$5,080	$5,677
Cash paid for interest expenses	$-	$6,183	$7,773	$59	$7,609	$-	$64

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Belvedere	Bergenia	Blossom	Bonneau	Brainerd	Braxton	Brennan

Cash Flows from Operating Activities:
Net income (loss)	$6,610	$4,936	$(15,036)	$(495)	$(575)	$(1,698)	$(19,210)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,103	7,963	6,990	10,275	7,997	8,903	6,230
Amortization	-	-	-	-	725	-	130
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(212)	(58)	4	(297)	(44)	(18)	(1,374)
Due from (to) third party property managers	5,193	2,588	(2,034)	4,939	4,009	3,801	(870)
Increase (decrease) in liabilities
Accrued expenses	(2,977)	(2,741)	(2,359)	(2,475)	(1,114)	(3,308)	612
Tenant Deposits	-	250	-	-	-	-	(449)
Due to (from) related parties	(2,262)	(15)	(3,204)	(5,115)	14,288	(6,702)	(15,363)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	14,455	12,923	(15,639)	6,830	25,285	978	(30,294)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	7,400	-	-	10,700	35,200
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	2,100	-	-	-
Redemption of membership units	-	-	-	(2,100)	-	-	-
Distributions	(18,360)	(14,394)	(9,658)	(11,151)	(11,109)	(16,257)	(2,213)
Net cash provided by (used in) financing activities	(18,360)	(14,394)	(2,258)	(11,151)	(11,109)	(5,557)	32,987
Net change in cash	(3,905)	(1,472)	(17,897)	(4,322)	14,176	(4,578)	2,693
Cash at beginning of year	20,507	16,933	24,959	10,093	3,743	10,873	1,356
Cash at end of year	$16,602	$15,462	$7,063	$5,771	$17,919	$6,295	$4,049

Cash paid for income taxes	$3,553	$1,628	$2,114	$8,381	$2,518	$3,598	$1,634
Cash paid for interest expenses	$-	$-	$20	$-	$10,073	$29	$9,085

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Briarwood	Brooklyn	Burlington	Butter	Calvin	Camino	Cawley

Cash Flows from Operating Activities:
Net income (loss)	$4,335	$(3,122)	$(17,894)	$(19,822)	$4,352	$(4,996)	$6,112
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,733	5,814	17,832	10,379	6,491	7,289	8,624
Amortization	-	415	-	88	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(349)	(42)	(83)	(2,572)	(265)	(23)	(469)
Due from (to) third party property managers	(3,508)	1,584	7,775	8,220	725	5,482	4,731
Increase (decrease) in liabilities
Accrued expenses	1,243	(574)	(1,983)	(880)	2,168	(2,020)	(2,665)
Tenant Deposits	1,995	-	(200)	-	-	(399)	-
Due to (from) related parties	499	(8,762)	(5,181)	(8,957)	433	(3,959)	(1,953)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	9,948	(4,686)	266	(13,544)	13,905	1,374	14,379

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	13,100	-	24,200	-	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	1,000	100	-	2,200	-
Redemption of membership units	-	-	(1,000)	(100)	-	(2,200)	-
Distributions	(15,063)	(4,286)	(7,733)	(4,999)	(16,447)	(10,265)	(18,689)
Net cash provided by (used in) financing activities	(15,063)	8,814	(7,733)	19,201	(16,447)	(10,265)	(18,689)
Net change in cash	(5,115)	4,128	(7,467)	5,657	(2,542)	(8,891)	(4,310)
Cash at beginning of year	21,004	171	12,564	222	22,562	16,603	21,791
Cash at end of year	$15,889	$4,299	$5,097	$5,879	$20,020	$7,713	$17,482

Cash paid for income taxes	$203	$1,251	$6,243	$6,344	$3,105	$1,943	$3,696
Cash paid for interest expenses	$-	$5,801	$-	$10,323	$-	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Centennial	Chaparral	Chelsea	Chester	Chickamauga	Chinook	Chitwood

Cash Flows from Operating Activities:
Net income (loss)	$56,841	$(736)	$(4,424)	$(12,490)	$6,088	$2,214	$3,762
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,875	5,399	8,468	10,190	10,258	9,903	10,510
Amortization	6,214	158	79	335	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	(80,846)	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(99)	(80)	(939)	(2,405)	(102)	(537)	(77)
Due from (to) third party property managers	6,355	(1,757)	4,138	2,706	(1,218)	(2,940)	4,179
Increase (decrease) in liabilities
Accrued expenses	(2,636)	(559)	(1,066)	(859)	(3,249)	(2,731)	(1,987)
Tenant Deposits	(1,895)	(1,305)	-	1,498	1,148	(100)	-
Due to (from) related parties	4,540	(2,992)	6,626	12,475	(2,460)	3,759	2,908
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(5,650)	(1,872)	12,881	11,448	10,465	9,569	19,296

Cash Flows from investing activities
Proceeds from sale of property	141,522	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	141,522	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	-	5,200	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	(118,300)	-	500	400	-	-	500
Redemption of membership units	-	-	(500)	(400)	-	-	(500)
Distributions	(26,659)	(7,210)	(6,922)	(5,657)	(19,979)	(15,300)	(17,727)
Net cash provided by (used in) financing activities	(144,959)	(7,210)	(6,922)	(5,657)	(19,979)	(10,100)	(17,727)
Net change in cash	(9,087)	(9,082)	5,959	5,791	(9,513)	(531)	1,569
Cash at beginning of year	9,087	18,793	2,782	4,291	28,234	7,395	12,399
Cash at end of year	$-	$9,712	$8,741	$10,082	$18,721	$6,864	$13,968

Cash paid for income taxes	$1,998	$2,084	$2,175	$3,281	$2,798	$3,599	$4,777
Cash paid for interest expenses	$14,115	$4,400	$8,429	$12,658	$-	$14	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$3,523	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Clover	Coatbridge	Collier	Collinston	Conway	Cove	Creekside

Cash Flows from Operating Activities:
Net income (loss)	$(5,725)	$(12,499)	$5,802	$(23,040)	$(5,943)	$(30,562)	$5,243
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,793	9,052	9,757	5,811	18,876	5,780	8,539
Amortization	-	84	-	59	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(143)	(1,162)	(92)	(1,191)	(51)	(127)	6
Due from (to) third party property managers	5,207	(1,220)	4,547	3,640	5,342	(478)	3,560
Increase (decrease) in liabilities
Accrued expenses	(2,427)	(825)	(1,199)	443	299	(3,063)	(2,117)
Tenant Deposits	100	(2,993)	-	(399)	395	100	-
Due to (from) related parties	(1,733)	(8,892)	(13,735)	(13,524)	(12,177)	(499)	(2,443)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	4,072	(18,455)	5,080	(28,200)	6,741	(28,849)	12,787

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	25,400	-	29,400	11,800	18,700	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	200	-	300	-	600	-	1,500
Redemption of membership units	(200)	-	(300)	-	(600)	-	(1,500)
Distributions	(12,647)	(2,801)	(13,724)	(848)	(15,845)	(1,971)	(16,501)
Net cash provided by (used in) financing activities	(12,647)	22,599	(13,724)	28,552	(4,045)	16,729	(16,501)
Net change in cash	(8,575)	4,144	(8,644)	352	2,696	(12,120)	(3,714)
Cash at beginning of year	12,229	223	13,986	650	4,086	14,802	14,662
Cash at end of year	$3,654	$4,367	$5,342	$1,002	$6,782	$2,682	$10,948

Cash paid for income taxes	$3,695	$8,259	$870	$2,173	$3,936	$2,917	$3,251
Cash paid for interest expenses	$-	$8,269	$-	$5,428	$32	$79	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Creekwood	Cumberland	Cupcake	Cypress	Daisy	Davidson	Dawson

Cash Flows from Operating Activities:
Net income (loss)	$(6,134)	$(3,942)	$(2,751)	$(11,869)	$(1,264)	$(10,635)	$(10,298)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,944	8,118	6,550	10,025	8,276	5,818	7,235
Amortization	274	-	69	267	-	62	74
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,671)	(63)	(1,204)	(4,337)	(26)	(1,191)	(1,057)
Due from (to) third party property managers	1,433	2,655	(49)	(89)	3,635	(2,700)	3,996
Increase (decrease) in liabilities
Accrued expenses	(779)	(1,160)	(1,351)	(1,787)	(1,806)	(479)	(480)
Tenant Deposits	-	450	-	-	-	(311)	-
Due to (from) related parties	11,627	(4,021)	3,340	(4,128)	(7,861)	(4,473)	(16,228)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	12,693	2,038	4,604	(11,917)	954	(13,910)	(16,760)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	-	14,600	23,900
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	2,100	-	-	2,600	-	-
Redemption of membership units	-	(2,100)	-	-	(2,600)	-	-
Distributions	(4,193)	(13,412)	(8,625)	(4,552)	(13,115)	(1,932)	(3,333)
Net cash provided by (used in) financing activities	(4,193)	(13,412)	(8,625)	(4,552)	(13,115)	12,668	20,567
Net change in cash	8,499	(11,374)	(4,021)	(16,469)	(12,161)	(1,242)	3,807
Cash at beginning of year	901	21,941	12,632	20,606	18,365	2,931	-
Cash at end of year	$9,400	$10,567	$8,611	$4,137	$6,204	$1,690	$3,807

Cash paid for income taxes	$2,761	$2,252	$2,383	$4,285	$2,219	$2,234	$5,949
Cash paid for interest expenses	$9,863	$-	$5,998	$12,358	$-	$5,798	$6,903

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Delta	Dewberry	Diablo	Dogwood	Dolittle	Dolly	Dops

Cash Flows from Operating Activities:
Net income (loss)	$(44,466)	$(16,496)	$(7,557)	$(4,096)	$(11,119)	$(4,424)	$483
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	10,492	5,225	7,141	6,623	8,443	18,951	5,617
Amortization	82	65	77	-	77	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,988)	(1,347)	(2,003)	(50)	(1,755)	(56)	(21)
Due from (to) third party property managers	(13,888)	6,809	3,846	10,002	9,378	8,511	5,764
Increase (decrease) in liabilities
Accrued expenses	295	(830)	(16)	(881)	(1,284)	192	(2,852)
Tenant Deposits	2,195	(3,090)	-	(493)	(1,148)	(2,395)	(598)
Due to (from) related parties	(37,873)	(4,756)	(23,493)	(1,745)	(854)	(8,816)	(1,636)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(85,151)	(14,420)	(22,006)	9,360	1,738	11,963	6,758

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	(8,400)	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	(8,400)	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	95,700	18,500	28,300	-	6,300	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	350	-
Redemption of membership units	-	-	-	-	-	(350)	-
Distributions	(623)	(2,373)	(3,107)	(11,168)	(3,757)	(17,153)	(10,227)
Net cash provided by (used in) financing activities	95,077	16,127	25,193	(11,168)	2,543	(17,153)	(10,227)
Net change in cash	1,527	1,707	3,188	(1,808)	4,282	(5,189)	(3,469)
Cash at beginning of year	1,789	-	1,951	10,714	941	12,293	9,336
Cash at end of year	$3,316	$1,707	$5,138	$8,906	$5,223	$7,104	$5,867

Cash paid for income taxes	$4,802	$5,562	$2,795	$1,303	$7,803	$3,534	$1,425
Cash paid for interest expenses	$9,129	$5,722	$8,210	$-	$8,138	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Dorchester	Dunbar	Eagle	Eastfair	Eastwood	Elevation	Ella

Cash Flows from Operating Activities:
Net income (loss)	$(7,635)	$(15,230)	$(2,101)	$(8,977)	$(13,312)	$(36,240)	$1,740
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,454	11,622	7,891	5,912	8,757	10,113	7,174
Amortization	-	-	115	75	-	68	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(325)	(397)	(1,490)	(1,781)	(508)	(1,210)	(49)
Due from (to) third party property managers	6,724	(2,962)	(2,514)	(5,730)	(1,901)	(905)	4,430
Increase (decrease) in liabilities
Accrued expenses	(1,746)	(1,367)	(1,637)	(1,018)	2,420	(443)	(2,087)
Tenant Deposits	-	(501)	-	(1,641)	100	(2,095)	200
Due to (from) related parties	(934)	(29,412)	13,721	(118)	(1,758)	(21,637)	(7,459)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	5,538	(38,247)	13,985	(13,278)	(6,203)	(52,349)	3,949

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	41,000	-	17,500	-	55,100	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	500	200	1,000	100	-	100	100
Redemption of membership units	(500)	(200)	(1,000)	(100)	-	(100)	(100)
Distributions	(9,172)	(3,157)	(9,870)	(3,497)	(8,688)	(1,696)	(11,488)
Net cash provided by (used in) financing activities	(9,172)	37,843	(9,870)	14,003	(8,688)	53,404	(11,488)
Net change in cash	(3,634)	(403)	4,116	725	(14,891)	1,055	(7,539)
Cash at beginning of year	9,281	829	8,998	3,306	27,058	554	16,261
Cash at end of year	$5,646	$426	$13,114	$4,031	$12,167	$1,609	$8,722

Cash paid for income taxes	$9,730	$1,627	$1,482	$10,552	$1,905	$5,036	$2,171
Cash paid for interest expenses	$-	$111	$9,059	$7,057	$-	$8,184	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Ellen	Elm	Emporia	Ensenada	Falcon	Felix	Fenwick

Cash Flows from Operating Activities:
Net income (loss)	$10,157	$(2,489)	$(8,294)	$(33,627)	$(5,070)	$1,278	$(5,508)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,807	4,600	9,666	13,332	7,907	8,201	8,240
Amortization	-	52	86	123	115	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(384)	(1,060)	(2,146)	(3,606)	(1,490)	(288)	(434)
Due from (to) third party property managers	(578)	(3,732)	1,458	6,557	(1,914)	4,953	4,439
Increase (decrease) in liabilities
Accrued expenses	(881)	(29)	(745)	(4,594)	(2,177)	(3,731)	(3,609)
Tenant Deposits	-	-	-	(100)	395	-	(245)
Due to (from) related parties	3,939	(3,462)	(5,340)	49	5,626	(6,188)	(4,850)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	19,061	(6,122)	(5,314)	(21,866)	3,392	4,224	(1,966)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	12,400	15,700	10,700	-	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	600	-	-
Redemption of membership units	-	-	-	-	(600)	-	-
Distributions	(15,216)	(3,834)	(5,532)	(2,380)	(7,821)	(13,644)	(11,642)
Net cash provided by (used in) financing activities	(15,216)	8,566	10,168	8,320	(7,821)	(13,644)	(11,642)
Net change in cash	3,845	2,444	4,854	(13,546)	(4,430)	(9,420)	(13,608)
Cash at beginning of year	18,340	1,155	333	19,001	13,791	16,615	20,374
Cash at end of year	$22,186	$3,599	$5,187	$5,455	$9,362	$7,195	$6,766

Cash paid for income taxes	$1,429	$3,587	$5,233	$5,320	$1,472	$2,314	$3,057
Cash paid for interest expenses	$-	$5,046	$9,623	$15,342	$9,059	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Fletcher	Folly	Forest	Foster	Franklin	Gardens	General

Cash Flows from Operating Activities:
Net income (loss)	$7,704	$(2,244)	$(17,551)	$6,141	$(369)	$(4,760)	$7,767
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,824	10,253	12,141	8,614	9,246	7,172	8,684
Amortization	-	-	82	-	-	59	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	4,304	-
Prepaid expenses	(150)	(128)	(2,007)	(83)	(461)	(42)	(402)
Due from (to) third party property managers	735	4,594	(15,030)	4,639	605	(948)	(4,576)
Increase (decrease) in liabilities
Accrued expenses	(208)	(1,973)	962	(3,158)	1,399	(578)	(2,391)
Tenant Deposits	-	-	(150)	-	500	(274)	-
Due to (from) related parties	(3,470)	(10,576)	(30,437)	(2,050)	3,952	(9,800)	3,264
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	9,435	(75)	(51,990)	14,102	14,872	(4,867)	12,347

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	6,600	60,400	-	-	11,000	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	400	-	-	-	-	-
Redemption of membership units	-	(400)	-	-	-	-	-
Distributions	(12,325)	(9,345)	(2,613)	(20,937)	(15,435)	(4,929)	(18,989)
Net cash provided by (used in) financing activities	(12,325)	(2,745)	57,787	(20,937)	(15,435)	6,071	(18,989)
Net change in cash	(2,891)	(2,820)	5,797	(6,835)	(563)	1,204	(6,642)
Cash at beginning of year	19,609	9,718	972	29,623	12,417	2,979	16,134
Cash at end of year	$16,718	$6,899	$6,769	$22,788	$11,854	$4,183	$9,492

Cash paid for income taxes	$49	$7,414	$5,421	$4,842	$3,380	$816	$4,888
Cash paid for interest expenses	$-	$18	$10,767	$-	$-	$6,573	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Goose	Grant	Greenhill	Gretal	Grove	Hadden	Hansard

Cash Flows from Operating Activities:
Net income (loss)	$(1,905)	$(3,634)	$(5,479)	$5,065	$(13,754)	$(7,535)	$8,085
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,356	8,902	8,969	12,411	8,803	6,053	8,339
Amortization	109	90	82	-	64	61	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,397)	(2,233)	(1,990)	(71)	(1,525)	(1,293)	(242)
Due from (to) third party property managers	(647)	7,386	8,839	4,702	3,289	7,810	4,152
Increase (decrease) in liabilities
Accrued expenses	(1,568)	(790)	(1,029)	(1,377)	(497)	(1,608)	(3,002)
Tenant Deposits	(55)	-	-	-	-	-	-
Due to (from) related parties	5,608	(2,000)	1,186	(3,769)	(4,541)	(1,501)	(1,627)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	7,501	7,721	10,578	16,961	(8,160)	1,987	15,706

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	11,100	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	250	-	-	-	(76)	500	100
Redemption of membership units	(250)	-	-	-	-	(500)	(100)
Distributions	(8,771)	(7,893)	(6,498)	(20,350)	(1,297)	(4,452)	(19,822)
Net cash provided by (used in) financing activities	(8,771)	(7,893)	(6,498)	(20,350)	9,728	(4,452)	(19,822)
Net change in cash	(1,270)	(173)	4,081	(3,389)	1,567	(2,465)	(4,116)
Cash at beginning of year	12,548	7,131	1,823	21,406	436	6,140	23,034
Cash at end of year	$11,278	$6,958	$5,904	$18,017	$2,003	$3,675	$18,918

Cash paid for income taxes	$2,672	$4,362	$8,136	$1,985	$3,000	$4,291	$2,516
Cash paid for interest expenses	$8,440	$10,126	$8,909	$-	$7,576	$5,622	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Hansel	Hargrave	Harrison	Henry	Heritage	Heron	Highland

Cash Flows from Operating Activities:
Net income (loss)	$(20,608)	$(11,728)	$(8,420)	$(26,122)	$(10,155)	$(14,874)	$3,276
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	11,127	6,423	12,591	11,823	9,012	8,948	7,884
Amortization	160	-	401	-	76	74	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(2,588)	(265)	(2,558)	(214)	(1,760)	(1,870)	(163)
Due from (to) third party property managers	3,269	(3,489)	6,164	(139)	89	8,164	6,511
Increase (decrease) in liabilities
Accrued expenses	(1,710)	2,045	(884)	1,121	(911)	(961)	(2,079)
Tenant Deposits	908	3,190	(100)	(55)	-	-	(2,843)
Due to (from) related parties	(11,287)	19,963	9,872	(27,173)	(29,298)	914	(5,631)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(20,729)	16,139	17,066	(40,758)	(32,947)	395	6,956

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	16,200	-	-	49,500	19,300	7,100	-
Repayments of amounts due to related party	-	(253,390)	-	-	-	-	-
Net proceeds from the issuance of membership units	-	259,629	1,950	1,400	-	-	500
Redemption of membership units	-	-	(1,950)	(1,400)	-	-	(500)
Distributions	(3,793)	(10,393)	(9,225)	(6,349)	(2,899)	(1,714)	(9,854)
Net cash provided by (used in) financing activities	12,407	(4,154)	(9,225)	43,151	16,401	5,386	(9,854)
Net change in cash	(8,322)	11,985	7,841	2,393	(16,546)	5,781	(2,898)
Cash at beginning of year	12,324	461	6,309	2,683	23,848	330	8,230
Cash at end of year	$4,001	$12,446	$14,150	$5,077	$7,302	$6,112	$5,332

Cash paid for income taxes	$1,400	$3,429	$1,836	$6,104	$4,096	$5,023	$4,468
Cash paid for interest expenses	$13,586	$-	$15,639	$340	$9,770	$9,636	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Hines	Hobbes	Holcomb	Holland	Hollandaise	Holloway	Inglewood

Cash Flows from Operating Activities:
Net income (loss)	$(8,806)	$(8,682)	$(647)	$(4,175)	$(27,167)	$(7,790)	$(2,970)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,810	6,432	9,754	5,818	10,056	9,344	18,721
Amortization	-	-	-	62	89	99	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(22)	(265)	(463)	(1,191)	(2,361)	(1,610)	(76)
Due from (to) third party property managers	3,750	(4,272)	(256)	3,036	8,005	6,811	7,343
Increase (decrease) in liabilities
Accrued expenses	(1,565)	2,346	(924)	(469)	(867)	(1,250)	(1,370)
Tenant Deposits	-	2,393	-	-	(400)	-	(200)
Due to (from) related parties	(3,338)	2,118	(10,128)	2,087	1,436	(2,542)	(5,267)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(1,170)	69	(2,664)	5,168	(11,208)	3,061	16,180

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	13,200	9,900	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	500	-	-	-	400	-	1,050
Redemption of membership units	(500)	-	-	-	(400)	-	(1,050)
Distributions	(5,541)	(11,549)	(14,591)	(2,678)	(3,840)	(6,713)	(18,828)
Net cash provided by (used in) financing activities	(5,541)	(11,549)	(14,591)	(2,678)	9,360	3,187	(18,828)
Net change in cash	(6,712)	(11,481)	(17,255)	2,490	(1,849)	6,248	(2,648)
Cash at beginning of year	6,818	22,214	30,016	350	5,398	38	12,751
Cash at end of year	$106	$10,734	$12,761	$2,840	$3,549	$6,286	$10,103

Cash paid for income taxes	$2,015	$1,913	$6,211	$2,256	$1,786	$8,463	$4,058
Cash paid for interest expenses	$-	$-	$-	$5,758	$10,025	$10,347	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Irene	Jack	Jake	Jefferson	Jill	Johnny	June

Cash Flows from Operating Activities:
Net income (loss)	$8,021	$(22,768)	$(16,373)	$10,280	$(9,306)	$(5,148)	$(13,968)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,824	12,754	16,186	7,555	10,983	16,094	16,094
Amortization	-	97	-	-	358	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(277)	(2,636)	(84)	(112)	(2,582)	(72)	(72)
Due from (to) third party property managers	(1,914)	5,646	289	4,115	4,443	8,047	10,231
Increase (decrease) in liabilities
Accrued expenses	799	(1,222)	(2,902)	(2,818)	(1,412)	(1,776)	(2,131)
Tenant Deposits	-	148	100	-	-	(800)	(600)
Due to (from) related parties	(1,790)	(3,552)	(3,969)	(515)	9,019	(50,628)	(21,133)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	9,663	(11,533)	(6,753)	18,504	11,504	(34,283)	(11,579)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	9,600	14,800	-	-	19,200	9,300
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	1,000	-	-	2,000	500
Redemption of membership units	-	-	(1,000)	-	-	(2,000)	(500)
Distributions	(13,936)	(2,055)	(8,735)	(18,822)	(8,420)	(10,862)	(5,841)
Net cash provided by (used in) financing activities	(13,936)	7,545	6,065	(18,822)	(8,420)	8,338	3,459
Net change in cash	(4,273)	(3,989)	(688)	(318)	3,084	(25,945)	(8,120)
Cash at beginning of year	22,155	5,559	6,324	17,923	4,740	33,784	13,071
Cash at end of year	$17,882	$1,571	$5,636	$17,605	$7,824	$7,839	$4,951

Cash paid for income taxes	$14	$1,697	$7,518	$1,723	$1,418	$3,230	$3,230
Cash paid for interest expenses	$-	$12,795	$40	$-	$13,696	$52	$25

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Jupiter	Kawana	Kennesaw	Kenny	KerriAnn	Kessler	Kingsley

Cash Flows from Operating Activities:
Net income (loss)	$(7,101)	$(4,371)	$(5,254)	$(18,363)	$(24,022)	$(16,481)	$(12,919)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,811	7,572	11,673	18,951	9,371	8,212	8,580
Amortization	60	73	-	-	88	221	96
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,213)	(1,725)	(159)	(67)	(1,958)	(1,357)	(246)
Due from (to) third party property managers	5,408	4,846	2,499	5,998	1,786	6,391	6,968
Increase (decrease) in liabilities
Accrued expenses	(260)	(649)	(1,425)	(51)	(532)	628	(1,083)
Tenant Deposits	(319)	-	100	250	(374)	(1,595)	-
Due to (from) related parties	(3,861)	7,068	(13,427)	(5,725)	(13,996)	6,533	(4,826)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(1,475)	12,813	(5,993)	993	(29,636)	2,552	(3,429)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	6,900	-	-	-	23,600	-	15,600
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	1,100	2,850	2,500	100	-
Redemption of membership units	-	-	(1,100)	(2,850)	(2,500)	(100)	-
Distributions	(2,636)	(6,004)	(11,882)	(9,491)	(2,120)	(1,741)	(4,190)
Net cash provided by (used in) financing activities	4,264	(6,004)	(11,882)	(9,491)	21,480	(1,741)	11,410
Net change in cash	2,789	6,810	(17,875)	(8,499)	(8,157)	812	7,981
Cash at beginning of year	4,172	2,520	28,570	15,768	10,143	1,471	-
Cash at end of year	$6,961	$9,329	$10,695	$7,269	$1,987	$2,283	$7,981

Cash paid for income taxes	$2,313	$1,501	$4,817	$3,862	$3,131	$1,568	$10,784
Cash paid for interest expenses	$6,542	$7,532	$-	$-	$9,374	$8,734	$10,082

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Kirkwood	Korin	Lallie	Lanier	Lannister	Latte	Lennox

Cash Flows from Operating Activities:
Net income (loss)	$(5,989)	$6,709	$(21,796)	$(17,189)	$(16,549)	$(5,583)	$(9,117)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,538	7,646	12,405	11,412	6,054	10,022	5,956
Amortization	71	-	105	91	102	-	72
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,649)	(47)	(3,003)	(2,205)	(1,117)	(213)	(948)
Due from (to) third party property managers	406	3,904	(6,756)	(204)	2,855	12,490	1,474
Increase (decrease) in liabilities
Accrued expenses	(732)	(2,233)	318	(1,153)	(263)	(2,431)	(986)
Tenant Deposits	-	-	2,295	(2,295)	(548)	(3,293)	100
Due to (from) related parties	(1,312)	(4,917)	(33,892)	(658)	(7,117)	(636)	(2,188)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(1,669)	11,061	(50,324)	(12,200)	(16,583)	10,357	(5,638)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	(7,069)	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	(7,069)	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	9,700	-	57,200	11,800	18,700	-	9,700
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	-
Redemption of membership units	-	-	-	-	-	-	-
Distributions	(3,178)	(17,601)	(1,490)	(3,250)	(1,410)	(11,554)	(4,619)
Net cash provided by (used in) financing activities	6,522	(17,601)	55,710	8,550	17,290	(11,554)	5,081
Net change in cash	(2,216)	(6,540)	5,386	(3,650)	707	(1,197)	(557)
Cash at beginning of year	3,527	21,973	515	10,134	797	9,117	4,237
Cash at end of year	$1,311	$15,433	$5,901	$6,484	$1,504	$7,920	$3,680

Cash paid for income taxes	$1,691	$3,463	$9,364	$3,663	$1,290	$5,240	$5,235
Cash paid for interest expenses	$8,742	$-	$11,383	$12,658	$7,227	$-	$6,561

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Lierly	Lily	Limestone	Litton	Longwoods	Lookout	Loretta

Cash Flows from Operating Activities:
Net income (loss)	$(559)	$(14,582)	$(25,317)	$(11,725)	$(994)	$2,091	$(1,607)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,864	14,986	8,046	8,826	7,404	9,483	18,861
Amortization	192	103	76	800	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(119)	(3,586)	(1,805)	(104)	(723)	(50)	(61)
Due from (to) third party property managers	(949)	4,573	(5,615)	4,323	2,002	6,671	8,923
Increase (decrease) in liabilities
Accrued expenses	(1,142)	(1,936)	779	207	(1,857)	(1,123)	(2,272)
Tenant Deposits	-	-	(1,198)	100	-	100	(3,445)
Due to (from) related parties	(2,961)	(58,060)	9,982	10,780	(259)	(879)	(9,226)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	326	(58,503)	(15,052)	13,207	5,572	16,294	11,173

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	64,000	21,400	-	-	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	100	-	200	8,700
Redemption of membership units	-	-	-	(100)	-	(200)	(8,700)
Distributions	(9,154)	(3,391)	(2,180)	(9,117)	(14,201)	(13,351)	(14,953)
Net cash provided by (used in) financing activities	(9,154)	60,609	19,220	(9,117)	(14,201)	(13,351)	(14,953)
Net change in cash	(8,827)	2,106	4,169	4,090	(8,629)	2,943	(3,780)
Cash at beginning of year	21,077	5,397	1,897	9,012	21,591	9,326	10,811
Cash at end of year	$12,250	$7,504	$6,065	$13,102	$12,962	$12,269	$7,031

Cash paid for income taxes	$2,625	$3,244	$7,436	$939	$5,295	$1,309	$3,936
Cash paid for interest expenses	$5,524	$12,347	$8,000	$11,112	$-	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Louis	Louise	Lovejoy	Luna	Lurleen	Madison	Mae

Cash Flows from Operating Activities:
Net income (loss)	$6,452	$(8,078)	$(5,082)	$(10,065)	$(4,982)	$(2,668)	$(606)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,401	7,578	8,089	5,912	6,190	5,655	9,728
Amortization	-	71	76	75	550	93	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(324)	(1,600)	(1,752)	(1,005)	(273)	(1,360)	(194)
Due from (to) third party property managers	1,997	4,750	(892)	(5,597)	(5,170)	(5,601)	10,186
Increase (decrease) in liabilities
Accrued expenses	(2,044)	(1,314)	(575)	(768)	(1,148)	(615)	(2,259)
Tenant Deposits	-	(474)	-	145	-	725	-
Due to (from) related parties	(2,050)	816	(2,784)	(2,183)	5,686	(6,356)	(3,996)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	11,432	1,749	(2,919)	(13,487)	852	(10,127)	12,860

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	12,300	17,800	7,100	15,900	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	500	-	-	-	400
Redemption of membership units	-	-	(500)	-	-	-	(400)
Distributions	(16,431)	(5,068)	(5,688)	(2,908)	(6,269)	(2,953)	(15,872)
Net cash provided by (used in) financing activities	(16,431)	(5,068)	6,612	14,892	831	12,947	(15,872)
Net change in cash	(4,998)	(3,319)	3,692	1,405	1,683	2,820	(3,012)
Cash at beginning of year	23,129	7,859	977	2,813	109	2,797	13,420
Cash at end of year	$18,130	$4,541	$4,669	$4,217	$1,792	$5,617	$10,408

Cash paid for income taxes	$2,935	$1,886	$4,189	$6,321	$2,514	$1,372	$7,709
Cash paid for interest expenses	$-	$8,033	$8,057	$7,061	$8,900	$6,286	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Magnolia	Malbec	Mammoth	Marcelo	Marie	Marietta	Marion

Cash Flows from Operating Activities:
Net income (loss)	$(17,856)	$367	$(37,129)	$3,247	$13,300	$(19,973)	$(1,663)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,308	8,776	9,371	7,822	8,794	8,316	9,039
Amortization	142	134	84	-	-	284	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,524)	(1,919)	(2,476)	(42)	(178)	(1,993)	(927)
Due from (to) third party property managers	(418)	(8,046)	(10,555)	3,322	4,971	(2,695)	817
Increase (decrease) in liabilities
Accrued expenses	(797)	(1,302)	390	(2,327)	(4,357)	(1,525)	(4,930)
Tenant Deposits	1,495	100	-	-	-	100	500
Due to (from) related parties	(29,347)	596	(5,620)	(4,891)	(554)	3,603	(2,546)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(39,997)	(1,293)	(45,935)	7,131	21,977	(13,882)	291

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	(5,564)
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	(5,564)

Cash flows from financing activities
Proceeds from operational notes, related party	23,800	-	44,300	-	-	18,900	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	1,000	100	-	-	-	-	-
Redemption of membership units	(1,000)	(100)	-	-	-	-	-
Distributions	(1,601)	(6,477)	(864)	(14,960)	(23,434)	(1,612)	(12,410)
Net cash provided by (used in) financing activities	22,199	(6,477)	43,436	(14,960)	(23,434)	17,288	(12,410)
Net change in cash	(17,799)	(7,770)	(2,498)	(7,829)	(1,457)	3,406	(17,683)
Cash at beginning of year	24,684	13,690	5,883	15,306	22,860	1,099	21,583
Cash at end of year	$6,885	$5,920	$3,385	$7,477	$21,404	$4,505	$3,900

Cash paid for income taxes	$2,879	$3,252	$5,163	$2,976	$995	$5,763	$2,954
Cash paid for interest expenses	$10,050	$9,781	$11,509	$-	$-	$10,413	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Marple	Martell	Mary	Matchingham	McGregor	McLovin	Meadow

Cash Flows from Operating Activities:
Net income (loss)	$(6,939)	$(5,751)	$9,682	$(2,249)	$215	$(8,515)	$(10,327)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	4,824	7,144	7,465	5,825	8,264	12,438	8,820
Amortization	-	-	-	62	-	117	79
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(55)	(336)	(403)	(1,272)	(267)	(3,466)	(1,780)
Due from (to) third party property managers	5,120	(5,081)	3,790	4,587	3,246	5,884	6,668
Increase (decrease) in liabilities
Accrued expenses	(3,447)	(1,771)	(2,582)	(963)	(588)	(5,272)	(931)
Tenant Deposits	(2,093)	1,945	-	-	-	-	-
Due to (from) related parties	454	3,950	400	(787)	(730)	(249)	4,384
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(2,136)	99	18,351	5,203	10,141	936	6,912

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	-	8,300	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	300	-	-	-	-	-
Redemption of membership units	-	(300)	-	-	-	-	-
Distributions	(7,151)	(10,714)	(18,034)	(7,359)	(12,998)	(7,550)	(4,330)
Net cash provided by (used in) financing activities	(7,151)	(10,714)	(18,034)	(7,359)	(12,998)	750	(4,330)
Net change in cash	(9,287)	(10,615)	316	(2,156)	(2,858)	1,685	2,581
Cash at beginning of year	13,821	14,172	15,677	8,340	9,748	4,318	1,014
Cash at end of year	$4,534	$3,557	$15,993	$6,184	$6,890	$6,004	$3,595

Cash paid for income taxes	$67	$3,173	$1,822	$7,337	$2,323	$6,965	$2,476
Cash paid for interest expenses	$-	$-	$-	$5,733	$-	$14,380	$8,406

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Mimosa	Mojave	Murphy	Mycroft	Nugget	Odessa	Olive

Cash Flows from Operating Activities:
Net income (loss)	$(10,904)	$(3,557)	$(14,490)	$7,162	$(1,965)	$(11,002)	$(6,300)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	5,908	7,049	8,171	4,933	15,387	14,664	7,377
Amortization	537	133	75	-	-	119	67
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(48)	(1,236)	(1,761)	(78)	(153)	(3,348)	(1,392)
Due from (to) third party property managers	7,448	(2,049)	7,483	2,310	5,643	(2,361)	(3,460)
Increase (decrease) in liabilities
Accrued expenses	(855)	(1,023)	(1,608)	(2,233)	(2,457)	(3,755)	(581)
Tenant Deposits	-	599	(300)	250	-	(798)	-
Due to (from) related parties	4,973	(2,343)	1,607	(1,400)	(7,727)	(17,060)	(4,686)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	7,060	(2,427)	(823)	10,943	8,728	(23,540)	(8,976)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	-	35,100	19,000
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	200	2,500	100	-
Redemption of membership units	-	-	-	(200)	(2,500)	(100)	-
Distributions	(7,015)	(5,989)	(3,197)	(12,483)	(17,250)	(6,146)	(6,116)
Net cash provided by (used in) financing activities	(7,015)	(5,989)	(3,197)	(12,483)	(17,250)	28,954	12,884
Net change in cash	44	(8,416)	(4,020)	(1,540)	(8,522)	5,414	3,908
Cash at beginning of year	2,442	10,626	8,272	15,368	15,822	647	306
Cash at end of year	$2,486	$2,210	$4,252	$13,827	$7,300	$6,061	$4,215

Cash paid for income taxes	$1,150	$2,389	$7,551	$131	$7,008	$5,198	$6,733
Cash paid for interest expenses	$8,252	$6,480	$8,107	$-	$-	$14,726	$5,951

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Oly	Onyx	Oscar	Osceola	Osprey	Otoro	Palmer

Cash Flows from Operating Activities:
Net income (loss)	$(13,645)	$2,657	$3,767	$(3,638)	$(13,327)	$(42,878)	$(1,916)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	12,529	12,016	8,036	7,701	10,980	12,169	9,172
Amortization	114	-	-	-	-	94	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(3,353)	(522)	(288)	(1,711)	(269)	(2,424)	(439)
Due from (to) third party property managers	5,193	(12)	(28,546)	(1,853)	13,934	2,026	(5,056)
Increase (decrease) in liabilities
Accrued expenses	(3,907)	(2,547)	(4,754)	(4,569)	(1,744)	656	(2,751)
Tenant Deposits	200	-	3,390	(1)	(2,295)	2,319	1,895
Due to (from) related parties	3,222	(3,150)	(10,348)	(3,064)	(182)	(49,120)	(2,461)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	353	8,443	(28,743)	(7,135)	7,098	(77,159)	(1,556)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	7,000	-	78,700	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	100	680	-
Redemption of membership units	-	-	-	-	(100)	(680)	-
Distributions	(5,305)	(16,409)	(12,806)	(9,947)	(10,436)	(2,053)	(14,474)
Net cash provided by (used in) financing activities	(5,305)	(16,409)	(12,806)	(2,947)	(10,436)	76,647	(14,474)
Net change in cash	(4,952)	(7,967)	(41,549)	(10,082)	(3,338)	(512)	(16,030)
Cash at beginning of year	12,870	13,900	44,726	16,995	12,831	1,822	22,375
Cash at end of year	$7,918	$5,934	$3,177	$6,913	$9,493	$1,310	$6,345

Cash paid for income taxes	$4,901	$3,153	$2,314	$5,114	$9,047	$5,912	$3,349
Cash paid for interest expenses	$14,382	$-	$-	$19	$-	$10,940	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Patrick	Peanut	Pearl	Pecan	Peterson	Piedmont	Pinot

Cash Flows from Operating Activities:
Net income (loss)	$(4,230)	$(2,363)	$146	$1,966	$5,222	$(14,240)	$(2,838)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,036	5,929	14,997	5,725	6,208	10,544	8,859
Amortization	66	62	-	68	-	345	136
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(80)	(1,274)	(26)	(95)	(343)	(3,079)	(1,835)
Due from (to) third party property managers	(486)	6,544	(6,095)	1,098	(3,512)	5,392	(5,375)
Increase (decrease) in liabilities
Accrued expenses	(241)	(505)	(2,666)	(1,099)	214	(1,046)	(1,381)
Tenant Deposits	20	-	150	(1,863)	-	-	200
Due to (from) related parties	858	2,592	(4,796)	(2,814)	2,748	14,062	(585)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	2,943	10,984	1,710	2,985	10,536	11,977	(2,819)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	-	-	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	300	1,000	-	-	-	-
Redemption of membership units	-	(300)	(1,000)	-	-	-	-
Distributions	(5,258)	(4,329)	(19,419)	(9,739)	(15,019)	(5,411)	(6,166)
Net cash provided by (used in) financing activities	(5,258)	(4,329)	(19,419)	(9,739)	(15,019)	(5,411)	(6,166)
Net change in cash	(2,315)	6,655	(17,709)	(6,754)	(4,483)	6,566	(8,985)
Cash at beginning of year	8,850	167	24,130	18,851	21,117	3,086	16,588
Cash at end of year	$6,535	$6,822	$6,421	$12,097	$16,634	$9,652	$7,603

Cash paid for income taxes	$2,074	$934	$2,944	$2,236	$2,370	$5,394	$3,265
Cash paid for interest expenses	$4,471	$7,044	$-	$4,657	$-	$13,098	$9,882

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Pioneer	Plumtree	Point	Porthos	Quincy	Redondo	Regency

Cash Flows from Operating Activities:
Net income (loss)	$(10,017)	$(2,655)	$(24,445)	$1,460	$2,430	$(21,351)	$(5,917)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	16,234	5,535	10,500	8,295	15,029	8,616	7,586
Amortization	-	164	92	-	-	788	687
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(5)	(72)	(2,499)	(746)	(137)	(71)	(164)
Due from (to) third party property managers	6,018	104	6,191	1,911	3,595	8,542	4,334
Increase (decrease) in liabilities
Accrued expenses	(980)	(1,442)	(830)	(3,105)	(1,242)	(536)	(596)
Tenant Deposits	-	(1,450)	(200)	-	800	448	-
Due to (from) related parties	(1,047)	(3,707)	(1,965)	(3,049)	(26,964)	10,184	9,970
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	10,204	(3,522)	(13,157)	4,767	(6,488)	6,619	15,900

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	11,100	-	20,800	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	100	-	-	-	3,750	-	-
Redemption of membership units	(100)	-	-	-	(3,750)	-	-
Distributions	(10,161)	(10,239)	(2,655)	(18,293)	(13,812)	(3,425)	(10,229)
Net cash provided by (used in) financing activities	(10,161)	(10,239)	8,445	(18,293)	6,988	(3,425)	(10,229)
Net change in cash	43	(13,761)	(4,712)	(13,526)	500	3,194	5,671
Cash at beginning of year	7,950	23,770	8,937	28,240	6,547	1,352	8,982
Cash at end of year	$7,993	$10,009	$4,225	$14,714	$7,047	$4,546	$14,652

Cash paid for income taxes	$6,024	$2,175	$2,806	$5,919	$5,081	$4,576	$4,216
Cash paid for interest expenses	$-	$6,044	$12,840	$-	$56	$12,090	$11,100

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Reginald	Reynolds	Ribbonwalk	Richardson	Richmond	Ridge	Ritter

Cash Flows from Operating Activities:
Net income (loss)	$(19,293)	$225	$(12,621)	$4,619	$(8,039)	$(4,857)	$(9,982)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	13,991	11,810	8,791	8,642	10,463	5,983	13,864
Amortization	-	-	81	-	-	72	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(345)	(173)	(1,868)	2	(497)	(1,348)	(144)
Due from (to) third party property managers	9,042	(150)	13,017	3,504	(4,400)	8,495	760
Increase (decrease) in liabilities
Accrued expenses	12,515	(1,981)	(737)	(2,158)	1,604	(921)	2,477
Tenant Deposits	(4,293)	-	-	-	748	-	(1,005)
Due to (from) related parties	(26,130)	(10,529)	(9,226)	(4,658)	28,467	953	(9,959)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(14,512)	(798)	(2,564)	9,952	28,347	8,377	(3,989)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	(18,669)	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	(18,669)	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	31,000	-	12,000	-	-	-	17,200
Repayments of amounts due to related party	-	-	-	-	(410,659)	-	-
Net proceeds from the issuance of membership units	2,450	500	-	1,200	414,717	-	1,000
Redemption of membership units	(2,450)	(500)	-	(1,200)	-	-	(1,000)
Distributions	(6,460)	(17,193)	(2,498)	(15,616)	(18,450)	(5,210)	(11,881)
Net cash provided by (used in) financing activities	24,540	(17,193)	9,502	(15,616)	(14,392)	(5,210)	5,319
Net change in cash	(8,640)	(17,991)	6,938	(5,664)	13,955	3,167	1,330
Cash at beginning of year	12,317	34,185	287	19,245	2,672	1,258	6,086
Cash at end of year	$3,677	$16,194	$7,225	$13,581	$16,627	$4,424	$7,416

Cash paid for income taxes	$6,275	$6,290	$2,641	$2,751	$4,827	$6,323	$2,815
Cash paid for interest expenses	$84	$-	$8,793	$-	$-	$6,565	$47

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	River	Riverwalk	Rooney	Roseberry	Rosewood	Roxy	Saddlebred

Cash Flows from Operating Activities:
Net income (loss)	$(2,497)	$(3,126)	$(4,204)	$(2,715)	$(5,001)	$(6,637)	$(11,993)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,323	10,855	8,844	9,026	7,438	8,958	15,278
Amortization	68	-	90	78	72	80	108
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	(2,753)
Prepaid expenses	(1,192)	(83)	(2,004)	(3,617)	(1,563)	(2,613)	(2,442)
Due from (to) third party property managers	(1,037)	8,041	4,039	4,792	4,560	3,810	4,424
Increase (decrease) in liabilities
Accrued expenses	(1,260)	2,638	(235)	(1,557)	(240)	(267)	(2,650)
Tenant Deposits	-	(798)	-	-	-	-	-
Due to (from) related parties	464	(3,004)	(7,334)	(5,344)	(2,458)	(11,759)	(19,333)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	1,868	14,524	(805)	663	2,808	(8,427)	(19,362)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	9,400	5,700	5,100	15,200	23,400
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	100	200	-	-	-	-	100
Redemption of membership units	(100)	(200)	-	-	-	-	(100)
Distributions	(6,185)	(11,830)	(4,951)	(6,170)	(3,453)	(4,483)	(5,636)
Net cash provided by (used in) financing activities	(6,185)	(11,830)	4,449	(470)	1,647	10,717	17,764
Net change in cash	(4,317)	2,694	3,645	192	4,455	2,290	(1,598)
Cash at beginning of year	8,965	11,665	3,987	2,190	2,222	4,069	9,534
Cash at end of year	$4,648	$14,359	$7,631	$2,382	$6,677	$6,359	$7,936

Cash paid for income taxes	$4,662	$1,598	$2,284	$3,892	$1,621	$2,315	$3,778
Cash paid for interest expenses	$8,035	$-	$10,151	$9,863	$9,063	$10,595	$13,056

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Saint	Sajni	Salem	Salinas	Saturn	Scepter	Sequoyah

Cash Flows from Operating Activities:
Net income (loss)	$677	$543	$(15,256)	$4,085	$(11,886)	$(4,110)	$(19,493)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	7,582	11,077	8,775	8,078	7,264	6,475	7,305
Amortization	78	-	137	-	60	72	620
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(2,054)	(912)	(1,919)	(37)	(1,187)	(1,709)	(36)
Due from (to) third party property managers	3,545	5,979	4,724	(12,385)	5,901	6,762	2,967
Increase (decrease) in liabilities
Accrued expenses	(718)	(4,312)	(1,394)	(681)	(863)	(245)	(23)
Tenant Deposits	-	-	(2,195)	-	(311)	(1,795)	500
Due to (from) related parties	(9,054)	(9,933)	2,993	(17,263)	(9,478)	(4,166)	677
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	55	2,442	(4,135)	(18,203)	(10,501)	1,284	(7,483)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	(5,041)
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	(5,041)

Cash flows from financing activities
Proceeds from operational notes, related party	-	11,000	-	20,300	11,900	-	17,200
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	200	-	-	100	-
Redemption of membership units	-	-	(200)	-	-	(100)	-
Distributions	(9,534)	(14,355)	(4,803)	(10,545)	(2,607)	(2,695)	(3,163)
Net cash provided by (used in) financing activities	(9,534)	(3,355)	(4,803)	9,755	9,293	(2,695)	14,037
Net change in cash	(9,478)	(913)	(8,938)	(8,448)	(1,207)	(1,411)	1,513
Cash at beginning of year	21,695	6,958	10,972	14,381	4,379	4,796	2,000
Cash at end of year	$12,217	$6,044	$2,035	$5,932	$3,172	$3,385	$3,513

Cash paid for income taxes	$2,449	$3,797	$3,264	$2,922	$2,204	$2,165	$2,955
Cash paid for interest expenses	$8,293	$83	$9,967	$55	$6,556	$7,396	$8,658

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Shallowford	Shoreline	Sigma	Simon	Sims	Soapstone	Sodalis

Cash Flows from Operating Activities:
Net income (loss)	$(20,782)	$(6,822)	$(7,410)	$9,372	$2,357	$(1,269)	$885
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,917	8,520	10,479	7,953	7,498	6,745	7,959
Amortization	328	13	92	-	-	192	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(2,371)	(1,386)	(2,191)	(415)	(401)	(134)	(116)
Due from (to) third party property managers	4,085	3,049	5,503	3,646	3,151	(1,761)	4,610
Increase (decrease) in liabilities
Accrued expenses	(1,546)	(493)	(643)	(2,684)	(2,307)	(767)	783
Tenant Deposits	(200)	-	-	-	-	750	(2,000)
Due to (from) related parties	4,302	(6,518)	1,439	112	(1,170)	(2,645)	(1,928)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	(6,268)	(3,637)	7,269	17,984	9,128	1,111	10,194

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	(11,177)	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	(11,177)	-

Cash flows from financing activities
Proceeds from operational notes, related party	8,600	16,600	-	-	-	6,900	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	-	2,100
Redemption of membership units	-	-	-	-	-	-	(2,100)
Distributions	(2,969)	(5,022)	(6,840)	(18,477)	(14,668)	(6,812)	(9,328)
Net cash provided by (used in) financing activities	5,631	11,578	(6,840)	(18,477)	(14,668)	88	(9,328)
Net change in cash	(637)	7,940	428	(493)	(5,540)	(9,977)	866
Cash at beginning of year	4,335	-	7,893	18,491	17,985	16,910	5,917
Cash at end of year	$3,698	$7,940	$8,321	$17,998	$12,444	$6,932	$6,783

Cash paid for income taxes	$2,944	$6,927	$3,200	$1,607	$3,196	$2,730	$3,084
Cash paid for interest expenses	$12,342	$9,858	$10,536	$-	$-	$5,426	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Spencer	Splash	Spring	Stonebriar	Sugar	Summerset	Sundance

Cash Flows from Operating Activities:
Net income (loss)	$(5,572)	$(7,510)	$(4,453)	$(6,433)	$(9,261)	$(6,483)	$(20,394)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	8,313	5,955	6,803	5,574	8,559	10,115	10,205
Amortization	90	194	-	59	92	80	788
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,177)	(57)	(47)	(1,792)	(2,581)	(1,153)	(176)
Due from (to) third party property managers	5,684	(1,602)	6,779	1,513	5,532	(18,797)	5,324
Increase (decrease) in liabilities
Accrued expenses	(1,018)	(884)	(1,579)	(318)	(786)	336	(629)
Tenant Deposits	-	-	-	(1,395)	-	724	(100)
Due to (from) related parties	(2,756)	(4,408)	(531)	(18,926)	3,651	(2,841)	(1,356)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	3,565	(8,313)	6,972	(21,717)	5,206	(18,019)	(6,339)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	9,400	8,200	-	16,000	-	24,500	6,700
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	200	-	-	-	-	-	-
Redemption of membership units	(200)	-	-	-	-	-	-
Distributions	(6,535)	(6,809)	(10,859)	(2,262)	(4,053)	(3,278)	(3,930)
Net cash provided by (used in) financing activities	2,865	1,391	(10,859)	13,738	(4,053)	21,222	2,770
Net change in cash	6,430	(6,922)	(3,887)	(7,980)	1,153	3,203	(3,569)
Cash at beginning of year	597	13,815	9,230	14,993	2,820	2,097	7,408
Cash at end of year	$7,027	$6,893	$5,343	$7,013	$3,972	$5,299	$3,838

Cash paid for income taxes	$5,044	$2,131	$5,318	$1,559	$4,538	$298	$3,477
Cash paid for interest expenses	$9,134	$5,198	$-	$6,486	$9,411	$7,813	$12,108

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Sunnyside	Swift	Taylor	Terracotta	Theodore	Tulip	Tuscan

Cash Flows from Operating Activities:
Net income (loss)	$2,050	$(11,039)	$(10,476)	$(39,241)	$4,844	$(5,253)	$(4,020)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,079	10,575	7,377	7,573	7,893	8,726	8,879
Amortization	-	-	229	81	-	81	197
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(27)	(620)	(1,394)	(2,047)	(415)	(1,925)	(57)
Due from (to) third party property managers	2,503	31	(2,987)	9,705	(654)	5,221	91
Increase (decrease) in liabilities
Accrued expenses	(2,020)	(1,097)	(396)	1,199	(2,947)	(419)	1,245
Tenant Deposits	100	(100)	150	(3,143)	250	(2,195)	-
Due to (from) related parties	(904)	(9,125)	1,849	3,818	2,995	(18,754)	2,730
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	7,780	(11,375)	(5,649)	(22,056)	11,967	(14,519)	9,067

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	11,100	19,100	-	24,300	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	-	300	-
Redemption of membership units	-	-	-	-	-	(300)	-
Distributions	(13,990)	(11,532)	(3,361)	(2,206)	(17,160)	(4,540)	(10,891)
Net cash provided by (used in) financing activities	(13,990)	(11,532)	7,739	16,894	(17,160)	19,760	(10,891)
Net change in cash	(6,209)	(22,907)	2,090	(5,162)	(5,193)	5,242	(1,825)
Cash at beginning of year	21,022	33,205	1,314	6,476	20,437	664	17,299
Cash at end of year	$14,812	$10,298	$3,404	$1,314	$15,244	$5,906	$15,475

Cash paid for income taxes	$1,803	$4,983	$1,342	$2,636	$1,591	$2,208	$3,552
Cash paid for interest expenses	$-	$-	$7,878	$8,758	$-	$10,687	$7,578

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Tuscarora	Tuxford	Vernon	Walton	Wave	Weldon	Wellington

Cash Flows from Operating Activities:
Net income (loss)	$5,155	$(19,547)	$(6,719)	$401	$(56,181)	$(3,833)	$(3,484)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,182	7,203	7,238	8,246	9,192	5,811	12,482
Amortization	-	70	69	-	81	59	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(111)	(1,583)	(1,567)	(6)	(1,970)	(1,191)	(169)
Due from (to) third party property managers	5,002	8,672	4,298	3,921	(12,783)	6,969	(726)
Increase (decrease) in liabilities
Accrued expenses	(2,940)	(762)	(583)	(5,219)	291	(352)	(2,842)
Tenant Deposits	(150)	-	-	(200)	(549)	-	-
Due to (from) related parties	(3,914)	(13,652)	(2,535)	(26,097)	(31,226)	(5,957)	(2,351)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	12,224	(19,599)	201	(18,954)	(93,144)	1,506	2,911

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	25,800	7,400	29,000	94,200	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	1,500	-	-	700
Redemption of membership units	-	-	-	(1,500)	-	-	(700)
Distributions	(19,066)	(1,049)	(4,222)	(7,728)	(418)	(2,766)	(17,003)
Net cash provided by (used in) financing activities	(19,066)	24,751	3,178	21,272	93,782	(2,766)	(17,003)
Net change in cash	(6,841)	5,152	3,379	2,318	637	(1,260)	(14,091)
Cash at beginning of year	18,305	360	1,136	4,598	1,332	5,100	21,206
Cash at end of year	$11,464	$5,512	$4,514	$6,916	$1,969	$3,840	$7,114

Cash paid for income taxes	$6,080	$8,584	$6,486	$5,536	$5,215	$2,348	$7,346
Cash paid for interest expenses	$-	$7,056	$7,135	$79	$9,016	$5,349	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Wentworth	Wescott	Westchester	Wildwood	Willow	Wilson	Winchester

Cash Flows from Operating Activities:
Net income (loss)	$2,071	$(15,479)	$(15,810)	$(740)	$(10,097)	$(1,034)	$(1,425)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	6,833	7,530	9,374	6,063	8,041	11,722	8,418
Amortization	113	116	91	98	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,197)	(310)	(2,143)	(1,460)	23	(22)	(480)
Due from (to) third party property managers	(2,959)	(1,069)	12,607	2,839	4,609	4,645	3,416
Increase (decrease) in liabilities
Accrued expenses	(1,200)	(210)	(1,802)	(243)	(3,117)	(2,309)	845
Tenant Deposits	(1,595)	(1,545)	-	100	(650)	-	-
Due to (from) related parties	3,338	(8,916)	(5,497)	(563)	8,401	(5,297)	(13,683)
Due to commonly controlled entity	-	-	-	-	-	-	-
Net cash provided by (used in) operating activities	5,404	(19,882)	(3,179)	6,095	7,210	7,705	(2,909)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	-	20,800	16,600	-	-	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	-	-	-	1,600	100	-
Redemption of membership units	-	-	-	-	(1,600)	(100)	-
Distributions	(8,760)	(4,138)	(5,775)	(7,173)	(9,395)	(16,257)	(15,671)
Net cash provided by (used in) financing activities	(8,760)	16,662	10,825	(7,173)	(9,395)	(16,257)	(15,671)
Net change in cash	(3,356)	(3,220)	7,646	(1,078)	(2,184)	(8,552)	(18,580)
Cash at beginning of year	11,461	5,493	-	8,715	5,756	16,705	22,928
Cash at end of year	$8,105	$2,273	$7,646	$7,637	$3,572	$8,153	$4,347

Cash paid for income taxes	$2,361	$1,762	$11,611	$1,276	$2,126	$4,227	$3,891
Cash paid for interest expenses	$6,249	$8,347	$9,335	$6,148	$-	$-	$-

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$-	$-	$-	$-
Sale of membership interest for note receivable, related party	$-	$-	$-	$-	$-	$-	$-
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Windsor	Winston	Wisteria	Arlo	Hualapai	Brentwood	Bellvue

Cash Flows from Operating Activities:
Net income (loss)	$(45,280)	$(4,025)	$(9,138)	$(7,349)	$(15,017)	$(22,882)	$(11,733)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	9,618	9,039	9,735	1,840	1,813	1,511	3,085
Amortization	101	-	77	-	-	-	-
Credit loss expense (recovery)	-	-	-	-	-	-	-
Gain from sale of property	-	-	-	-	-	-	-
(Increase) decrease in assets
Other receivables	-	-	-	-	-	-	-
Prepaid expenses	(1,694)	(0)	(1,851)	-	-	-	-
Due from (to) third party property managers	14,154	8,462	(8,295)	-	-	-	-
Increase (decrease) in liabilities
Accrued expenses	(2,172)	(2,293)	(181)	-	-	-	-
Tenant Deposits	(1,298)	-	1,048	-	-	-	-
Due to (from) related parties	(1,225)	(1,671)	(895)	-	-	-	-
Due to commonly controlled entity	-	-	-	5,508	13,204	21,370	8,648
Net cash provided by (used in) operating activities	(27,795)	9,511	(9,501)	-	-	-	-

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	-	-	-	-
Additions to property and equipment	-	-	-	-	-	-	-
Net cash flows provided by (used in) investing activities	-	-	-	-	-	-	-

Cash flows from financing activities
Proceeds from operational notes, related party	32,500	-	9,300	-	-	-	-
Repayments of amounts due to related party	-	-	-	-	-	-	-
Net proceeds from the issuance of membership units	-	1,100	-	-	-	-	-
Redemption of membership units	-	(1,100)	-	-	-	-	-
Distributions	(4,725)	(12,214)	(4,085)	-	-	-	-
Net cash provided by (used in) financing activities	27,775	(12,214)	5,215	-	-	-	-
Net change in cash	(20)	(2,704)	(4,286)	-	-	-	-
Cash at beginning of year	4,851	12,303	10,967	-	-	-	-
Cash at end of year	$4,831	$9,599	$6,681	$-	$-	$-	$-

Cash paid for income taxes	$6,986	$3,325	$1,493	$-	$-	$-	$-
Cash paid for interest expenses	$10,711	$-	$9,957	$7,001	$7,605	$6,009	$12,681

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-	$-	$-	$-
Acquisition of property purchase price	$-	$-	$-	$269,900	$265,000	$220,000	$450,000
Sale of membership interest for note receivable, related party	$-	$-	$-	$269,900	$285,978	$246,531	$472,977
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$-	$-	$-	$-

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

CONSOLIDATED AND CONSOLIDATING STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Lorenz	Lexie	Hartsfield	Consolidated

Cash Flows from Operating Activities:
Net income (loss)	$(10,612)	$(21,307)	$(20,579)	$(1,748,139)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	1,911	2,889	2,658	2,193,651
Amortization	-	-	-	25,245
Credit loss expense (recovery)	-	-	-	(960)
Gain from sale of property	-	-	-	(80,846)
(Increase) decrease in assets
Other receivables	-	-	-	1,551
Prepaid expenses	-	-	-	(228,552)
Due from (to) third party property managers	-	-	-	538,856
Increase (decrease) in liabilities
Accrued expenses	-	-	-	(277,359)
Tenant Deposits	-	-	-	(36,492)
Due to (from) related parties	-	-	-	(1,024,909)
Due to commonly controlled entity	8,701	18,418	17,921	93,771
Net cash provided by (used in) operating activities	-	-	-	(544,182)

Cash Flows from investing activities
Proceeds from sale of property	-	-	-	141,522
Additions to property and equipment	-	-	-	(68,339)
Net cash flows provided by (used in) investing activities	-	-	-	73,183

Cash flows from financing activities
Proceeds from operational notes, related party	-	-	-	2,045,300
Repayments of amounts due to related party	-	-	-	(1,251,369)
Net proceeds from the issuance of membership units	-	-	-	1,228,358
Redemption of membership units	-	-	-	(74,570)
Distributions	-	-	-	(2,126,831)
Net cash provided by (used in) financing activities	-	-	-	(179,112)
Net change in cash	-	-	-	(650,111)
Cash at beginning of year	-	-	-	2,531,500
Cash at end of year	$-	$-	$-	$1,881,389

Cash paid for income taxes	$-	$-	$-	$892,135
Cash paid for interest expenses	$9,089	$9,223	$13,431	$1,225,452

Supplemental disclosure of non-cash investing and financing activities:
Advance from manager for acquisition of property	$-	$-	$-	$-
Acquisition of property purchase price	$417,500	$390,000	$580,000	$2,592,400
Sale of membership interest for note receivable, related party	$439,783	$415,698	$612,184	$2,743,051
Deemed contribution from manager for forgiveness of amounts due to manager	$-	$-	$-	$3,523

The accompanying notes are an integral part of these consolidated and consolidating financial statements.

ARRIVED HOMES, LLC AND ITS SERIES

NOTES TO THE CONSOLIDATED AND CONSOLIDATING FINANCIAL STATEMENTS

NOTE 1: NATURE OF OPERATIONS

Arrived Homes, LLC (“Arrived Homes”) is a Delaware series limited liability company formed on July 13, 2020 under the laws of Delaware. Arrived Homes, LLC was formed to permit public investment in individual single family rental homes, each of which will be held by a separate property-owning subsidiary owned by a separate series of limited liability interests, or “series,” that Arrived Holdings, Inc. (the “manager”) established. As a Delaware series limited liability company, the debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to a particular series are segregated and enforceable only against the assets of such series, as provided under Delaware law.

The following list represents each Arrived Homes, LLC’s series and the wholly-owned limited liability company, which was used to acquire the single family rental property for each series, along with the date the series was formed and the date the series LLC acquired the single family rental property.

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series 100, a series of Arrived Homes, LLC (100)	Arrived TN 100, LLC	4/11/2022	4/29/2022
Arrived Homes Series 101, a series of Arrived Homes, LLC (101)	Arrived TN 101, LLC	5/10/2022	5/31/2022
Arrived Homes Series Abbington, a series of Arrived Homes, LLC (Abbington)	Arrived TN Abbington, LLC	5/4/2022	5/12/2022
Arrived Homes Series Abernant, a series of Arrived Homes, LLC (Abernant)	Arrived Homes Series Abernant, a series of Arrived Homes, LLC	7/24/2023	8/16/2023
Arrived Homes Series Alvin, a series of Arrived Homes, LLC (Alvin)	Arrived TN Alvin, LLC	7/25/2023	8/30/2023
Arrived Homes Series Amber, a series of Arrived Homes, LLC (Amber)	Arrived NC Amber, LLC	9/3/2021	9/30/2021
Arrived Homes Series Apollo, a series of Arrived Homes, LLC (Apollo)	Arrived Homes Series Apollo, a series of Arrived Homes, LLC	5/3/2022	5/6/2022
Arrived Homes Series Aster, a series of Arrived Homes, LLC (Aster)	Arrived AR Aster, LLC	6/15/2022	7/11/2022
Arrived Homes Series Augusta, a series of Arrived Homes, LLC (Augusta)	Arrived GA Augusta, LLC	5/10/2023	5/25/2023
Arrived Homes Series Avebury, a series of Arrived Homes, LLC (Avebury)	Arrived AL Avebury, LLC	2/4/2022	2/22/2022
Arrived Homes Series Avondale, a series of Arrived Homes, LLC (Avondale)	Arrived GA Avondale, LLC	5/3/2023	5/23/2023
Arrived Homes Series Badminton, a series of Arrived Homes, LLC (Badminton)	Arrived SC Badminton, LLC	5/21/2021	6/18/2021
Arrived Homes Series Ballinger, a series of Arrived Homes, LLC (Ballinger)	Arrived TN Ballinger, LLC	7/25/2023	11/15/2023
Arrived Homes Series Bandelier, a series of Arrived Homes, LLC (Bandelier)	Arrived AZ Bandelier, LLC	9/16/2021	10/27/2021
Arrived Homes Series Baron, a series of Arrived Homes, LLC (Baron)	Arrived CO Baron, LLC	4/29/2022	5/10/2022
Arrived Homes Series Basil, a series of Arrived Homes, LLC (Basil)	Arrived SC Basil, LLC	6/1/2021	6/25/2021
Arrived Homes Series Bayside, a series of Arrived Homes, LLC (Bayside)	Arrived SC Bayside, LLC	6/15/2021	7/16/2021
Arrived Homes Series Bazzel, a series of Arrived Homes, LLC (Bazzel)	Arrived SC Bazzel, LLC	5/12/2022	6/10/2022

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Bedford, a series of Arrived Homes, LLC (Bedford)	Arrived SC Bedford, LLC	12/28/2021	2/28/2022
Arrived Homes Series Bella, a series of Arrived Homes, LLC (Bella)	Arrived VA Bella, LLC	5/15/2023	6/7/2023
Arrived Homes Series Belle, a series of Arrived Homes, LLC (Belle)	Arrived Homes Series Belle, a series of Arrived Homes, LLC	5/31/2022	6/10/2022
Arrived Homes Series Belvedere, a series of Arrived Homes, LLC (Belvedere)	Arrived GA Belvedere, LLC	5/4/2023	5/16/2023
Arrived Homes Series Bergenia, a series of Arrived Homes, LLC (Bergenia)	Arrived Homes Series Bergenia, a series of Arrived Homes, LLC	7/5/2023	7/12/2023
Arrived Homes Series Blossom, a series of Arrived Homes, LLC (Blossom)	Arrived AR Blossom, LLC	6/15/2022	7/25/2022
Arrived Homes Series Bonneau, a series of Arrived Homes, LLC (Bonneau)	Arrived SC Bonneau, LLC	6/6/2022	7/21/2022
Arrived Homes Series Brainerd, a series of Arrived Homes, LLC (Brainerd)	Arrived TN Brainerd, LLC	10/27/2022	11/9/2022
Arrived Homes Series Braxton, a series of Arrived Homes, LLC (Braxton)	Arrived KY Braxton, LLC	6/17/2022	7/8/2022
Arrived Homes Series Brennan, a series of Arrived Homes, LLC (Brennan)	Arrived AL Brennan, LLC	4/14/2022	4/25/2022
Arrived Homes Series Briarwood, a series of Arrived Homes, LLC (Briarwood)	Arrived AR Briarwood, LLC	7/5/2023	8/10/2023
Arrived Homes Series Brooklyn, a series of Arrived Homes, LLC (Brooklyn)	Arrived Homes Series Brooklyn, a series of Arrived Homes, LLC	10/27/2022	11/15/2022
Arrived Homes Series Burlington, a series of Arrived Homes, LLC (Burlington)	Arrived CO Burlington, LLC	5/3/2022	5/12/2022
Arrived Homes Series Butter, a series of Arrived Homes, LLC (Butter)	Arrived SC Butter, LLC	9/1/2021	11/18/2021
Arrived Homes Series Calvin, a series of Arrived Homes, LLC (Calvin)	Arrived VA Calvin, LLC	7/7/2023	7/27/2023
Arrived Homes Series Camino, a series of Arrived Homes, LLC (Camino)	Arrived Homes Series Camino, a series of Arrived Homes, LLC	6/22/2022	7/8/2022
Arrived Homes Series Cawley, a series of Arrived Homes, LLC (Cawley)	Arrived GA Cawley, LLC	5/23/2023	6/7/2023
Arrived Homes Series Centennial, a series of Arrived Homes, LLC (Centennial)	Arrived NC Centennial LLC	5/28/2021	6/4/2021
Arrived Homes Series Chaparral, a series of Arrived Homes, LLC (Chaparral)	Arrived AR Chaparral, LLC	1/4/2021	1/14/2021
Arrived Homes Series Chelsea, a series of Arrived Homes, LLC (Chelsea)	Arrived AL Chelsea, LLC	2/7/2022	2/24/2022
Arrived Homes Series Chester, a series of Arrived Homes, LLC (Chester)	Arrived TN Chester, LLC	6/22/2022	7/11/2022
Arrived Homes Series Chickamauga, a series of Arrived Homes, LLC (Chickamauga)	Arrived TN Chickamauga, LLC	10/27/2022	11/14/2022
Arrived Homes Series Chinook, a series of Arrived Homes, LLC (Chinook)	Arrived GA Chinook, LLC	5/23/2023	6/7/2023
Arrived Homes Series Chitwood, a series of Arrived Homes, LLC (Chitwood)	Arrived OH Chitwood, LLC	5/26/2022	6/9/2022

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Clover, a series of Arrived Homes, LLC (Clover)	Arrived Homes Series Clover, a series of Arrived Homes, LLC	5/24/2022	6/6/2022
Arrived Homes Series Coatbridge, a series of Arrived Homes, LLC (Coatbridge)	Arrived SC Coatbridge, LLC	6/15/2021	7/1/2021
Arrived Homes Series Collier, a series of Arrived Homes, LLC (Collier)	Arrived TN Collier, LLC	5/31/2022	6/17/2022
Arrived Homes Series Collinston, a series of Arrived Homes, LLC (Collinston)	Arrived NC Collinston, LLC	8/11/2021	9/17/2021
Arrived Homes Series Conway, a series of Arrived Homes, LLC (Conway)	Arrived TN Conway, LLC	5/31/2022	7/14/2022
Arrived Homes Series Cove, a series of Arrived Homes, LLC (Cove)	Arrived Homes Series Cove, a series of Arrived Homes, LLC	12/8/2022	3/23/2023
Arrived Homes Series Creekside, a series of Arrived Homes, LLC (Creekside)	Arrived AR Creekside, LLC	6/15/2022	6/22/2022
Arrived Homes Series Creekwood, a series of Arrived Homes, LLC (Creekwood)	Arrived Homes Series Creekwood, a series of Arrived Homes, LLC	6/22/2022	7/11/2022
Arrived Homes Series Cumberland, a series of Arrived Homes, LLC (Cumberland)	Arrived TN Cumberland, LLC	6/7/2022	7/6/2022
Arrived Homes Series Cupcake, a series of Arrived Homes, LLC (Cupcake)	Arrived AR Cupcake LLC	5/23/2021	9/24/2021
Arrived Homes Series Cypress, a series of Arrived Homes, LLC (Cypress)	Arrived GA Cypress, LLC	6/22/2022	7/15/2022
Arrived Homes Series Daisy, a series of Arrived Homes, LLC (Daisy)	Arrived AR Daisy, LLC	6/15/2022	6/20/2022
Arrived Homes Series Davidson, a series of Arrived Homes, LLC (Davidson)	Arrived NC Davidson LLC	7/22/2021	10/1/2021
Arrived Homes Series Dawson, a series of Arrived Homes, LLC (Dawson)	Arrived SC Dawson, LLC	6/15/2021	7/6/2021
Arrived Homes Series Delta, a series of Arrived Homes, LLC (Delta)	Arrived GA Delta, LLC	12/29/2021	1/26/2022
Arrived Homes Series Dewberry, a series of Arrived Homes, LLC (Dewberry)	Arrived SC Dewberry, LLC	5/21/2021	6/29/2021
Arrived Homes Series Diablo, a series of Arrived Homes, LLC (Diablo)	Arrived AZ Diablo, LLC	11/29/2021	12/27/2021
Arrived Homes Series Dogwood, a series of Arrived Homes, LLC (Dogwood)	Arrived Homes Series Dogwood, a series of Arrived Homes, LLC	5/31/2022	6/6/2022
Arrived Homes Series Dolittle, a series of Arrived Homes, LLC (Dolittle)	Arrived SC Dolittle, LLC	9/1/2021	11/10/2021
Arrived Homes Series Dolly, a series of Arrived Homes, LLC (Dolly)	Arrived TN Dolly, LLC	6/13/2022	6/24/2022
Arrived Homes Series Dops, a series of Arrived Homes, LLC (Dops)	Arrived Homes Series Dops, a series of Arrived Homes, LLC	11/29/2022	12/15/2022
Arrived Homes Series Dorchester, a series of Arrived Homes, LLC (Dorchester)	Arrived SC Dorchester, LLC	5/31/2022	6/10/2022

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Dunbar, a series of Arrived Homes, LLC (Dunbar)	Arrived TN Dunbar, LLC	5/19/2022	5/31/2022
Arrived Homes Series Eagle, a series of Arrived Homes, LLC (Eagle)	Arrived AR Eagle, LLC	6/24/2022	8/5/2022
Arrived Homes Series Eastfair, a series of Arrived Homes, LLC (Eastfair)	Arrived SC Eastfair, LLC	5/21/2021	6/9/2021
Arrived Homes Series Eastwood, a series of Arrived Homes, LLC (Eastwood)	Arrived TN Eastwood, LLC	7/25/2023	8/30/2023
Arrived Homes Series Elevation, a series of Arrived Homes, LLC (Elevation)	Arrived SC Elevation, LLC	7/7/2021	7/21/2021
Arrived Homes Series Ella, a series of Arrived Homes, LLC (Ella)	Arrived TN Ella, LLC	1/10/2023	1/31/2023
Arrived Homes Series Ellen, a series of Arrived Homes, LLC (Ellen)	Arrived IN Ellen, LLC	5/24/2023	7/12/2023
Arrived Homes Series Elm, a series of Arrived Homes, LLC (Elm)	Arrived SC Elm, LLC	6/15/2021	8/16/2021
Arrived Homes Series Emporia, a series of Arrived Homes, LLC (Emporia)	Arrived GA Emporia, LLC	1/7/2022	1/27/2022
Arrived Homes Series Ensenada, a series of Arrived Homes, LLC (Ensenada)	Arrived CO Ensenada, LLC	9/28/2021	10/15/2021
Arrived Homes Series Falcon, a series of Arrived Homes, LLC (Falcon)	Arrived AR Falcon, LLC	6/24/2022	9/9/2022
Arrived Homes Series Felix, a series of Arrived Homes, LLC (Felix)	Arrived NC Felix, LLC	5/24/2023	6/7/2023
Arrived Homes Series Fenwick, a series of Arrived Homes, LLC (Fenwick)	Arrived GA Fenwick, LLC	5/8/2023	5/31/2023
Arrived Homes Series Fletcher, a series of Arrived Homes, LLC (Fletcher)	Arrived AR Fletcher, LLC	7/5/2023	7/26/2023
Arrived Homes Series Folly, a series of Arrived Homes, LLC (Folly)	Arrived SC Folly, LLC	5/31/2022	6/8/2022
Arrived Homes Series Forest, a series of Arrived Homes, LLC (Forest)	Arrived SC Forest, LLC	6/28/2021	7/26/2021
Arrived Homes Series Foster, a series of Arrived Homes, LLC (Foster)	Arrived OH Foster, LLC	5/19/2023	5/31/2023
Arrived Homes Series Franklin, a series of Arrived Homes, LLC (Franklin)	Arrived IN Franklin, LLC	5/24/2023	6/14/2023
Arrived Homes Series Gardens, a series of Arrived Homes, LLC (Gardens)	Arrived Homes Series Gardens, a series of Arrived Homes, LLC	3/17/2022	3/23/2022
Arrived Homes Series General, a series of Arrived Homes, LLC (General)	Arrived VA General, LLC	5/25/2023	6/7/2023
Arrived Homes Series Goose, a series of Arrived Homes, LLC (Goose)	Arrived AR Goose, LLC	6/24/2022	8/5/2022
Arrived Homes Series Grant, a series of Arrived Homes, LLC (Grant)	Arrived GA Grant, LLC	10/1/2021	10/29/2021

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Greenhill, a series of Arrived Homes, LLC (Greenhill)	Arrived SC Greenhill, LLC	11/17/2021	1/11/2022
Arrived Homes Series Gretal, a series of Arrived Homes, LLC (Gretal)	Arrived TN Gretal, LLC	7/20/2022	9/29/2022
Arrived Homes Series Grove, a series of Arrived Homes, LLC (Grove)	Arrived Homes Series Grove, a series of Arrived Homes, LLC	4/20/2022	3/29/2022
Arrived Homes Series Hadden, a series of Arrived Homes, LLC (Hadden)	Arrived SC Hadden, LLC	12/29/2021	1/31/2022
Arrived Homes Series Hansard, a series of Arrived Homes, LLC (Hansard)	Arrived TN Hansard, LLC	12/9/2022	12/28/2022
Arrived Homes Series Hansel, a series of Arrived Homes, LLC (Hansel)	Arrived TN Hansel, LLC	7/20/2022	8/26/2022
Arrived Homes Series Hargrave, a series of Arrived Homes, LLC (Hargrave)	Arrived VA Hargrave, LLC	7/7/2023	7/27/2023
Arrived Homes Series Harrison, a series of Arrived Homes, LLC (Harrison)	Arrived TN Harrison, LLC	6/22/2022	7/8/2022
Arrived Homes Series Henry, a series of Arrived Homes, LLC (Henry)	Arrived GA Henry, LLC	6/6/2022	6/16/2022
Arrived Homes Series Heritage, a series of Arrived Homes, LLC (Heritage)	Arrived Homes Series Heritage, a series of Arrived Homes, LLC	4/12/2022	4/13/2022
Arrived Homes Series Heron, a series of Arrived Homes, LLC (Heron)	Arrived SC Heron, LLC	6/30/2022	4/22/2022
Arrived Homes Series Highland, a series of Arrived Homes, LLC (Highland)	Arrived SC Highland, LLC	6/14/2022	6/24/2022
Arrived Homes Series Hines, a series of Arrived Homes, LLC (Hines)	Arrived TN Hines, LLC	5/18/2022	5/27/2022
Arrived Homes Series Hobbes, a series of Arrived Homes, LLC (Hobbes)	Arrived VA Hobbes, LLC	7/7/2023	7/27/2023
Arrived Homes Series Holcomb, a series of Arrived Homes, LLC (Holcomb)	Arrived Homes Series Holcomb, a series of Arrived Homes, LLC	5/3/2022	5/27/2022
Arrived Homes Series Holland, a series of Arrived Homes, LLC (Holland)	Arrived NC Holland LLC	7/22/2021	9/29/2021
Arrived Homes Series Hollandaise, a series of Arrived Homes, LLC (Hollandaise)	Arrived TN Hollandaise, LLC	1/20/2022	2/3/2022
Arrived Homes Series Holloway, a series of Arrived Homes, LLC (Holloway)	Arrived SC Holloway, LLC	5/21/2021	6/16/2021
Arrived Homes Series Inglewood, a series of Arrived Homes, LLC (Inglewood)	Arrived TN Inglewood, LLC	6/22/2022	7/12/2022
Arrived Homes Series Irene, a series of Arrived Homes, LLC (Irene)	Arrived AR Irene, LLC	7/5/2023	7/26/2023
Arrived Homes Series Jack, a series of Arrived Homes, LLC (Jack)	Arrived TN Jack, LLC	4/26/2022	3/22/2022
Arrived Homes Series Jake, a series of Arrived Homes, LLC (Jake)	Arrived CO Jake, LLC	5/10/2022	5/24/2022

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Jefferson, a series of Arrived Homes, LLC (Jefferson)	Arrived TN Jefferson, LLC	12/9/2022	12/28/2022
Arrived Homes Series Jill, a series of Arrived Homes, LLC (Jill)	Arrived TN Jill, LLC	5/12/2022	7/27/2022
Arrived Homes Series Johnny, a series of Arrived Homes, LLC (Johnny)	Arrived TN Johnny, LLC	5/10/2022	6/15/2022
Arrived Homes Series June, a series of Arrived Homes, LLC (June)	Arrived TN June, LLC	5/10/2022	6/15/2022
Arrived Homes Series Jupiter, a series of Arrived Homes, LLC (Jupiter)	Arrived NC Jupiter LLC	7/21/2021	9/14/2021
Arrived Homes Series Kawana, a series of Arrived Homes, LLC (Kawana)	Arrived AL Kawana, LLC	1/20/2022	2/11/2022
Arrived Homes Series Kennesaw, a series of Arrived Homes, LLC (Kennesaw)	Arrived Homes Series Kennesaw, a series of Arrived Homes, LLC	5/18/2022	6/9/2022
Arrived Homes Series Kenny, a series of Arrived Homes, LLC (Kenny)	Arrived TN Kenny, LLC	6/21/2022	6/24/2022
Arrived Homes Series KerriAnn, a series of Arrived Homes, LLC (KerriAnn)	Arrived NC KerriAnn, LLC	10/4/2021	10/28/2021
Arrived Homes Series Kessler, a series of Arrived Homes, LLC (Kessler)	Arrived AR Kessler, LLC	6/15/2022	6/22/2022
Arrived Homes Series Kingsley, a series of Arrived Homes, LLC (Kingsley)	Arrived SC Kingsley, LLC	5/21/2021	6/1/2021
Arrived Homes Series Kirkwood, a series of Arrived Homes, LLC (Kirkwood)	Arrived TN Kirkwood, LLC	4/10/2022	4/22/2022
Arrived Homes Series Korin, a series of Arrived Homes, LLC (Korin)	Arrived AR Korin, LLC	11/8/2022	11/29/2022
Arrived Homes Series Lallie, a series of Arrived Homes, LLC (Lallie)	Arrived SC Lallie, LLC	6/1/2021	6/18/2021
Arrived Homes Series Lanier, a series of Arrived Homes, LLC (Lanier)	Arrived Homes Series Lanier, a series of Arrived Homes, LLC	4/12/2022	4/8/2022
Arrived Homes Series Lannister, a series of Arrived Homes, LLC (Lannister)	Arrived Homes Series Lannister, a series of Arrived Homes, LLC	5/3/2022	5/19/2022
Arrived Homes Series Latte, a series of Arrived Homes, LLC (Latte)	Arrived Homes Series Latte, a series of Arrived Homes, LLC	5/18/2022	6/1/2022
Arrived Homes Series Lennox, a series of Arrived Homes, LLC (Lennox)	Arrived SC Lennox, LLC	6/15/2021	7/1/2021
Arrived Homes Series Lierly, a series of Arrived Homes, LLC (Lierly)	Arrived AR Lierly, LLC	12/15/2020	1/21/2021
Arrived Homes Series Lily, a series of Arrived Homes, LLC (Lily)	Arrived CO Lily, LLC	9/2/2021	10/1/2021

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Limestone, a series of Arrived Homes, LLC (Limestone)	Arrived SC Limestone LLC	7/21/2021	9/23/2021
Arrived Homes Series Litton, a series of Arrived Homes, LLC (Litton)	Arrived TN Litton, LLC	10/27/2022	11/14/2022
Arrived Homes Series Longwoods, a series of Arrived Homes, LLC (Longwoods)	Arrived GA Longwoods, LLC	5/5/2023	5/24/2023
Arrived Homes Series Lookout, a series of Arrived Homes, LLC (Lookout)	Arrived TN Lookout, LLC	5/19/2022	5/31/2022
Arrived Homes Series Loretta, a series of Arrived Homes, LLC (Loretta)	Arrived TN Loretta, LLC	5/31/2022	7/15/2022
Arrived Homes Series Louis, a series of Arrived Homes, LLC (Louis)	Arrived MO Louis, LLC	5/8/2023	5/10/2023
Arrived Homes Series Louise, a series of Arrived Homes, LLC (Louise)	Arrived Homes Series Louise, a series of Arrived Homes, LLC	3/8/2022	3/17/2022
Arrived Homes Series Lovejoy, a series of Arrived Homes, LLC (Lovejoy)	Arrived GA Lovejoy, LLC	1/7/2022	2/3/2022
Arrived Homes Series Luna, a series of Arrived Homes, LLC (Luna)	Arrived SC Luna, LLC	5/21/2021	6/14/2021
Arrived Homes Series Lurleen, a series of Arrived Homes, LLC (Lurleen)	Arrived Homes Series Lurleen, a series of Arrived Homes, LLC	10/27/2022	12/5/2022
Arrived Homes Series Madison, a series of Arrived Homes, LLC (Madison)	Arrived Homes Series Madison, a series of Arrived Homes, LLC	12/29/2022	5/6/2022
Arrived Homes Series Mae, a series of Arrived Homes, LLC (Mae)	Arrived SC Mae, LLC	6/6/2022	6/22/2022
Arrived Homes Series Magnolia, a series of Arrived Homes, LLC (Magnolia)	Arrived GA Magnolia, LLC	4/12/2022	4/26/2022
Arrived Homes Series Malbec, a series of Arrived Homes, LLC (Malbec)	Arrived AR Malbec, LLC	4/26/2021	5/13/2021
Arrived Homes Series Mammoth, a series of Arrived Homes, LLC (Mammoth)	Arrived Homes Series Mammoth, a series of Arrived Homes, LLC	4/12/2022	3/31/2022
Arrived Homes Series Marcelo, a series of Arrived Homes, LLC (Marcelo)	Arrived KY Marcelo, LLC	6/17/2022	7/29/2022
Arrived Homes Series Marie, a series of Arrived Homes, LLC (Marie)	Arrived TN Marie, LLC	12/9/2022	12/28/2022
Arrived Homes Series Marietta, a series of Arrived Homes, LLC (Marietta)	Arrived SC Marietta, LLC	6/28/2022	6/30/2022
Arrived Homes Series Marion, a series of Arrived Homes, LLC (Marion)	Arrived GA Marion, LLC	4/21/2023	5/25/2023
Arrived Homes Series Marple, a series of Arrived Homes, LLC (Marple)	Arrived AR Marple, LLC	5/5/2023	5/31/2023

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Martell, a series of Arrived Homes, LLC (Martell)	Arrived GA Martell, LLC	4/27/2023	5/17/2023
Arrived Homes Series Mary, a series of Arrived Homes, LLC (Mary)	Arrived TN Mary, LLC	3/1/2023	5/31/2023
Arrived Homes Series Matchingham, a series of Arrived Homes, LLC (Matchingham)	Arrived SC Matchingham, LLC	8/10/2021	10/22/2021
Arrived Homes Series McGregor, a series of Arrived Homes, LLC (McGregor)	Arrived TN McGregor, LLC	4/10/2022	4/14/2022
Arrived Homes Series McLovin, a series of Arrived Homes, LLC (McLovin)	Arrived CO McLovin, LLC	11/12/2021	12/3/2021
Arrived Homes Series Meadow, a series of Arrived Homes, LLC (Meadow)	Arrived NC Meadow, LLC	8/27/2021	9/28/2021
Arrived Homes Series Mimosa, a series of Arrived Homes, LLC (Mimosa)	Arrived Homes Series Mimosa, a series of Arrived Homes, LLC	9/2/2022	9/23/2022
Arrived Homes Series Mojave, a series of Arrived Homes, LLC (Mojave)	Arrived AR Mojave LLC	5/23/2021	9/24/2021
Arrived Homes Series Murphy, a series of Arrived Homes, LLC (Murphy)	Arrived SC Murphy, LLC	9/1/2021	11/10/2021
Arrived Homes Series Mycroft, a series of Arrived Homes, LLC (Mycroft)	Arrived AR Mycroft, LLC	4/27/2023	5/31/2023
Arrived Homes Series Nugget, a series of Arrived Homes, LLC (Nugget)	Arrived CO Nugget, LLC	4/29/2022	5/20/2022
Arrived Homes Series Odessa, a series of Arrived Homes, LLC (Odessa)	Arrived CO Odessa, LLC	9/2/2021	9/30/2021
Arrived Homes Series Olive, a series of Arrived Homes, LLC (Olive)	Arrived SC Olive, LLC	6/15/2021	7/27/2021
Arrived Homes Series Oly, a series of Arrived Homes, LLC (Oly)	Arrived CO Oly, LLC	11/12/2021	11/30/2021
Arrived Homes Series Onyx, a series of Arrived Homes, LLC (Onyx)	Arrived TN Onyx, LLC	5/22/2023	5/31/2023
Arrived Homes Series Oscar, a series of Arrived Homes, LLC (Oscar)	Arrived NC Oscar, LLC	5/24/2023	6/28/2023
Arrived Homes Series Osceola, a series of Arrived Homes, LLC (Osceola)	Arrived FL Osceola, LLC	5/4/2023	5/23/2023
Arrived Homes Series Osprey, a series of Arrived Homes, LLC (Osprey)	Arrived SC Osprey, LLC	4/29/2022	6/3/2022
Arrived Homes Series Otoro, a series of Arrived Homes, LLC (Otoro)	Arrived GA Otoro, LLC	2/2/2022	3/21/2022
Arrived Homes Series Palmer, a series of Arrived Homes, LLC (Palmer)	Arrived GA Palmer, LLC	5/23/2023	6/7/2023
Arrived Homes Series Patrick, a series of Arrived Homes, LLC (Patrick)	Arrived AR Patrick, LLC	1/4/2021	2/1/2021
Arrived Homes Series Peanut, a series of Arrived Homes, LLC (Peanut)	Arrived Homes Series Peanut, a series of Arrived Homes, LLC	3/8/2022	3/22/2022

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Pearl, a series of Arrived Homes, LLC (Pearl)	Arrived TN Pearl, LLC	5/2/2022	5/13/2022
Arrived Homes Series Pecan, a series of Arrived Homes, LLC (Pecan)	Arrived AR Pecan, LLC	1/4/2021	2/1/2021
Arrived Homes Series Peterson, a series of Arrived Homes, LLC (Peterson)	Arrived Homes Series Peterson, a series of Arrived Homes, LLC	7/24/2023	8/3/2023
Arrived Homes Series Piedmont, a series of Arrived Homes, LLC (Piedmont)	Arrived GA Piedmont, LLC	6/22/2022	6/29/2022
Arrived Homes Series Pinot, a series of Arrived Homes, LLC (Pinot)	Arrived AR Pinot, LLC	4/26/2021	5/13/2021
Arrived Homes Series Pioneer, a series of Arrived Homes, LLC (Pioneer)	Arrived CO Pioneer, LLC	5/16/2022	6/7/2022
Arrived Homes Series Plumtree, a series of Arrived Homes, LLC (Plumtree)	Arrived AR Plumtree, LLC	12/15/2020	1/4/2021
Arrived Homes Series Point, a series of Arrived Homes, LLC (Point)	Arrived TN Point, LLC	4/26/2022	4/5/2022
Arrived Homes Series Porthos, a series of Arrived Homes, LLC (Porthos)	Arrived GA Porthos, LLC	5/8/2023	6/14/2023
Arrived Homes Series Quincy, a series of Arrived Homes, LLC (Quincy)	Arrived CO Quincy, LLC	6/6/2022	6/28/2022
Arrived Homes Series Redondo, a series of Arrived Homes, LLC (Redondo)	Arrived NM Redondo, LLC	9/22/2022	10/31/2022
Arrived Homes Series Regency, a series of Arrived Homes, LLC (Regency)	Arrived OH Regency, LLC	12/1/2022	12/21/2022
Arrived Homes Series Reginald, a series of Arrived Homes, LLC (Reginald)	Arrived GA Reginald, LLC	6/22/2022	7/5/2022
Arrived Homes Series Reynolds, a series of Arrived Homes, LLC (Reynolds)	Arrived Homes Series Reynolds, a series of Arrived Homes, LLC	5/18/2022	6/2/2022
Arrived Homes Series Ribbonwalk, a series of Arrived Homes, LLC (Ribbonwalk)	Arrived NC Ribbonwalk, LLC	9/30/2021	10/28/2021
Arrived Homes Series Richardson, a series of Arrived Homes, LLC (Richardson)	Arrived AR Richardson, LLC	6/23/2022	7/8/2022
Arrived Homes Series Richmond, a series of Arrived Homes, LLC (Richmond)	Arrived VA Richmond, LLC	7/20/2023	8/2/2023
Arrived Homes Series Ridge, a series of Arrived Homes, LLC (Ridge)	Arrived SC Ridge, LLC	6/15/2021	7/9/2021
Arrived Homes Series Ritter, a series of Arrived Homes, LLC (Ritter)	Arrived CO Ritter, LLC	5/11/2022	5/27/2022
Arrived Homes Series River, a series of Arrived Homes, LLC (River)	Arrived SC River, LLC	6/15/2021	7/30/2021

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Riverwalk, a series of Arrived Homes, LLC (Riverwalk)	Arrived TN Riverwalk, LLC	5/27/2022	6/13/2022
Arrived Homes Series Rooney, a series of Arrived Homes, LLC (Rooney)	Arrived AZ Rooney, LLC	9/13/2021	10/13/2021
Arrived Homes Series Roseberry, a series of Arrived Homes, LLC (Roseberry)	Arrived SC Roseberry, LLC	6/15/2021	8/2/2021
Arrived Homes Series Rosewood, a series of Arrived Homes, LLC (Rosewood)	Arrived Homes Series Rosewood, a series of Arrived Homes, LLC	4/20/2022	4/18/2022
Arrived Homes Series Roxy, a series of Arrived Homes, LLC (Roxy)	Arrived TN Roxy, LLC	4/26/2022	4/7/2022
Arrived Homes Series Saddlebred, a series of Arrived Homes, LLC (Saddlebred)	Arrived CO Saddlebred, LLC	9/16/2021	10/1/2021
Arrived Homes Series Saint, a series of Arrived Homes, LLC (Saint)	Arrived AZ Saint, LLC	9/27/2021	1/13/2022
Arrived Homes Series Sajni, a series of Arrived Homes, LLC (Sajni)	Arrived GA Sajni, LLC	12/15/2022	1/24/2023
Arrived Homes Series Salem, a series of Arrived Homes, LLC (Salem)	Arrived AR Salem, LLC	4/26/2021	5/13/2021
Arrived Homes Series Salinas, a series of Arrived Homes, LLC (Salinas)	Arrived NM Salinas, LLC	12/9/2022	1/13/2023
Arrived Homes Series Saturn, a series of Arrived Homes, LLC (Saturn)	Arrived NC Saturn, LLC	8/11/2021	8/31/2021
Arrived Homes Series Scepter, a series of Arrived Homes, LLC (Scepter)	Arrived AZ Scepter, LLC	9/20/2021	10/13/2021
Arrived Homes Series Sequoyah, a series of Arrived Homes, LLC (Sequoyah)	Arrived AR Sequoyah, LLC	10/27/2022	11/9/2022
Arrived Homes Series Shallowford, a series of Arrived Homes, LLC (Shallowford)	Arrived TN Shallowford, LLC	6/22/2022	7/12/2022
Arrived Homes Series Shoreline, a series of Arrived Homes, LLC (Shoreline)	Arrived SC Shoreline, LLC	5/21/2021	6/18/2021
Arrived Homes Series Sigma, a series of Arrived Homes, LLC (Sigma)	Arrived NC Sigma, LLC	11/24/2021	12/17/2021
Arrived Homes Series Simon, a series of Arrived Homes, LLC (Simon)	Arrived TN Simon, LLC	6/1/2023	6/14/2023
Arrived Homes Series Sims, a series of Arrived Homes, LLC (Sims)	Arrived GA Sims, LLC	5/17/2023	5/31/2023

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Soapstone, a series of Arrived Homes, LLC (Soapstone)	Arrived AR Soapstone, LLC	12/15/2020	10/11/2019
Arrived Homes Series Sodalis, a series of Arrived Homes, LLC (Sodalis)	Arrived IN Sodalis, LLC	6/7/2022	6/27/2022
Arrived Homes Series Spencer, a series of Arrived Homes, LLC (Spencer)	Arrived SC Spencer, LLC	6/1/2021	6/22/2021
Arrived Homes Series Splash, a series of Arrived Homes, LLC (Splash)	Arrived AR Splash, LLC	4/26/2021	5/3/2021
Arrived Homes Series Spring, a series of Arrived Homes, LLC (Spring)	Arrived SC Spring, LLC	5/23/2022	6/30/2022
Arrived Homes Series Stonebriar, a series of Arrived Homes, LLC (Stonebriar)	Arrived Homes Series Stonebriar, a series of Arrived Homes, LLC	4/20/2022	4/18/2022
Arrived Homes Series Sugar, a series of Arrived Homes, LLC (Sugar)	Arrived SC Sugar, LLC	6/15/2021	7/7/2021
Arrived Homes Series Summerset, a series of Arrived Homes, LLC (Summerset)	Arrived SC Summerset, LLC	6/1/2021	6/21/2021
Arrived Homes Series Sundance, a series of Arrived Homes, LLC (Sundance)	Arrived NM Sundance, LLC	9/26/2022	10/14/2022
Arrived Homes Series Sunnyside, a series of Arrived Homes, LLC (Sunnyside)	Arrived Homes Series Sunnyside, a series of Arrived Homes, LLC	11/16/2022	12/20/2022
Arrived Homes Series Swift, a series of Arrived Homes, LLC (Swift)	Arrived GA Swift, LLC	4/13/2022	4/20/2022
Arrived Homes Series Taylor, a series of Arrived Homes, LLC (Taylor)	Arrived Homes Series Taylor, a series of Arrived Homes, LLC	6/14/2022	6/29/2022
Arrived Homes Series Terracotta, a series of Arrived Homes, LLC (Terracotta)	Arrived AZ Terracotta, LLC	1/20/2022	2/4/2022
Arrived Homes Series Theodore, a series of Arrived Homes, LLC (Theodore)	Arrived TN Theodore, LLC	6/1/2023	6/14/2023
Arrived Homes Series Tulip, a series of Arrived Homes, LLC (Tulip)	Arrived Homes Series Tulip, a series of Arrived Homes, LLC	3/8/2022	3/25/2022
Arrived Homes Series Tuscan, a series of Arrived Homes, LLC (Tuscan)	Arrived AR Tuscan, LLC	4/26/2021	5/13/2021
Arrived Homes Series Tuscarora, a series of Arrived Homes, LLC (Tuscarora)	Arrived NM Tuscarora, LLC	9/26/2022	12/22/2022
Arrived Homes Series Tuxford, a series of Arrived Homes, LLC (Tuxford)	Arrived SC Tuxford, LLC	1/20/2022	2/9/2022
Arrived Homes Series Vernon, a series of Arrived Homes, LLC (Vernon)	Arrived SC Vernon, LLC	8/10/2021	11/24/2021
Arrived Homes Series Walton, a series of Arrived Homes, LLC (Walton)	Arrived AR Walton, LLC	6/8/2022	6/24/2022

Series Name	Name of the wholly-owned subsidiary of the Series	Date Formed	Acquisition Date
Arrived Homes Series Wave, a series of Arrived Homes, LLC (Wave)	Arrived GA Wave, LLC	12/29/2021	2/11/2022
Arrived Homes Series Weldon, a series of Arrived Homes, LLC (Weldon)	Arrived NC Weldon LLC	7/23/2021	9/17/2021
Arrived Homes Series Wellington, a series of Arrived Homes, LLC (Wellington)	Arrived GA Wellington, LLC	6/16/2022	7/7/2022
Arrived Homes Series Wentworth, a series of Arrived Homes, LLC (Wentworth)	Arrived AR Wentworth, LLC	4/26/2021	9/24/2021
Arrived Homes Series Wescott, a series of Arrived Homes, LLC (Wescott)	Arrived TN Wescott, LLC	4/18/2022	5/12/2022
Arrived Homes Series Westchester, a series of Arrived Homes, LLC (Westchester)	Arrived SC Westchester, LLC	6/28/2021	7/15/2021
Arrived Homes Series Wildwood, a series of Arrived Homes, LLC (Wildwood)	Arrived TN Wildwood, LLC	4/13/2022	4/25/2022
Arrived Homes Series Willow, a series of Arrived Homes, LLC (Willow)	Arrived AR Willow, LLC	6/15/2022	7/13/2022
Arrived Homes Series Wilson, a series of Arrived Homes, LLC (Wilson)	Arrived AR Wilson, LLC	6/15/2022	7/1/2022
Arrived Homes Series Winchester, a series of Arrived Homes, LLC (Winchester)	Arrived Homes Series Winchester, a series of Arrived Homes, LLC	7/5/2023	7/14/2023
Arrived Homes Series Windsor, a series of Arrived Homes, LLC (Windsor)	Arrived SC Windsor, LLC	6/15/2021	7/22/2021
Arrived Homes Series Winston, a series of Arrived Homes, LLC (Winston)	Arrived Homes Series Winston, a series of Arrived Homes, LLC	6/22/2022	7/8/2022
Arrived Homes Series Wisteria, a series of Arrived Homes, LLC (Wisteria)	Arrived Homes Series Wisteria, a series of Arrived Homes, LLC	3/8/2022	3/29/2022
Arrived Homes Series Arlo, a series of Arrived Homes, LLC (Arlo)	Arrived Homes Series Arlo, a series of Arrived Homes, LLC	2/5/2024	2/14/2024 *
Arrived Homes Series Hualapai, a series of Arrived Homes, LLC (Hualapai)	Arrived AZ Hualapai, LLC	1/26/2024	2/7/2024 *
Arrived Homes Series Brentwood, a series of Arrived Homes, LLC (Brentwood)	Arrived KY Brentwood, LLC	12/27/2023	2/7/2024 *
Arrived Homes Series Bellvue, a series of Arrived Homes, LLC (Bellvue)	Arrived CO Bellvue, LLC	1/30/2024	2/7/2024 *
Arrived Homes Series Lorenz, a series of Arrived Homes, LLC (Lorenz)	Arrived NC Lorenz, LLC	2/22/2024	3/13/2024 *
Arrived Homes Series Lexie, a series of Arrived Homes, LLC (Lexie)	Arrived TN Lexie, LLC	2/20/2024	2/28/2024 *
Arrived Homes Series Hartsfield, a series of Arrived Homes, LLC (Hartsfield)	Arrived TN Hartsfield, LLC	2/22/2024	3/6/2024 *

*	The following series ceased to be offered through the Company as of December 31, 2024. As of that date, the manager has transferred these series out of the Company. Accordingly, these series will no longer be included in any subsequent public reporting, financial statements, or investor communications under the Company.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (“GAAP”). The Company has adopted a calendar year as its fiscal year.

The Company is an emerging growth company as the term is used in the Jumpstart Our Business Startups Act, enacted on April 5, 2012 and has elected to comply with certain reduced public company reporting requirements, however, the Company may adopt accounting standards based on the effective dates for public entities.

Principles of Consolidation

These consolidated and consolidating financial statements include the accounts of Arrived Homes, LLC and its series. All inter-company transactions and balances have been eliminated upon consolidation.

Use of Estimates

The preparation of the consolidated and consolidating financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities at the date of the consolidated and consolidating financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

Deferred Offering Costs

The Company complies with the requirements of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 340-10-S99-1 with regards to offering costs. Prior to the completion of an offering, offering costs are capitalized. The deferred offering costs are charged to members’ equity upon the completion of an offering or to expense if the offering is not completed. Offering costs include offering expense reimbursements and sourcing fees as noted below.

Per the operating agreement, the manager is eligible to receive up to a maximum of 2% of the gross offering proceeds per the series offering, as reimbursement for offering expenses including legal, accounting, escrow, underwriting, filing and compliance costs, as applicable, related to a specific offering.

Upon completion of an offering, the series may also be required to pay the manager sourcing fees as defined in the offering documents. The manager is responsible for sourcing and analyzing the series’ property.

Fair Value of Financial Instruments

FASB guidance specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect market assumptions. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). The three levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded instruments and listed equities.

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly (e.g., quoted prices of similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active).

Level 3 - Unobservable inputs for the asset or liability. Financial instruments are considered Level 3 when their fair values are determined using pricing models, discounted cash flows or similar techniques and at least one significant model assumption or input is unobservable.

The carrying amounts of the Company’s consolidated and consolidating financial instruments, such as cash and accrued expenses approximate fair value due to the short-term nature of these instruments. The carrying value of the mortgage payables and operational notes, related party approximates their fair values based on interest rates and terms currently available for similar instruments

Management Fee

For all series qualified prior to July 12, 2022, the manager received and continues to receive from each such series an annual asset management fee equal to one percent (1%) of the capital contributions to such series. For all series qualified after July 12, 2022, the manager has received and will continue to receive from such series an annual asset management fee equal to six tenths of a percent (0.6%) of the purchase price of the series property for such series, paid out of the series’ net operating rental income on a quarterly basis. Additionally, pursuant to the operating agreement, the manager will receive reimbursements for out-of-pocket expenses in connection with the organization and offerings (up to a maximum of 2% of the gross offering proceeds per series offering), the operations and the acquisition of properties and in connection with third parties providing services to the series. The manager may also receive a portion of the property management fee, and the property disposition fee as described below. With respect to the operating accounts for each series that the manager maintains with a third-party bank, the manager will be entitled to receive any interest earned on the cash balances in such accounts. The manager reserves the right to waive any fees or reimbursements it is due in its sole discretion.

Property Management Fee

The Company will appoint an affiliate of the manager or a third-party property management company to serve as property manager to manage the property of each series pursuant to a property management agreement. The fee arrangement for the third-party property management company is set forth below:

Marketplace Homes

As compensation for the services provided by the third-party property manager, Marketplace Homes, each series will be charged a property management fee of $70 on a monthly basis and paid to the property manager pursuant to the property management agreement.

Mynd Property Management

As compensation for the services provided by the property manager, each series will be charged a property management fee equal to six percent (6%) of all rents and fees as remitted to the series or a minimum property management fee of $84 on a monthly basis and paid to the property manager pursuant to the property management agreement.

Property Disposition Fee

Upon the disposition and sale of the series’ property, the manager will charge the series a market rate property disposition fee that will cover property sale expenses such as brokerage commissions, and title, escrow and closing costs. It is expected that the disposition fee charged to the series will range from six to seven percent of the property sale price. To the extent that the actual property disposition fees are less than the amount charged to the series, the Manager will receive the difference.

Prepaid and Accrued Expenses

Prepaid expenses consist of prepaid insurance. Accrued expenses include accrued property taxes, audit and tax fees, and interest payable on the series’ operational notes, related party.

Due From (To) Third-party Property Managers

Due from (to) third-party property managers are uncollateralized obligations due under normal trade terms generally requiring payment within 30 days from the approved prior month financial statements. Due from (to) property managers are presented net of receipts and expenses for the reported month. The Company uses a loss-rate approach based on historical loss information, adjusted for management’s expectations about current and future economic conditions, as the basis to determine expected cash receipts and distributions. Management exercises significant judgment in determining expected credit losses. Key inputs include macroeconomic factors, industry trends, and the creditworthiness of counterparties. Management believes that the composition of receivables at year-end is consistent with historical conditions as credit terms and practices and the property managers have not changed significantly. The Company and series determined it was not necessary to record an allowance for credit losses as of December 31, 2025 and 2024.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. The Company’s property and equipment includes the cost of the purchased property, including the building and related land. The Company allocates certain capitalized title fees and relevant acquisition expenses to the capitalized costs of the building. All capitalized property costs, except for the value attributable to the land, are depreciated using the straight-line method over the estimated useful life of 27.5 years. Additions and property improvements in excess of $5,000 are capitalized and depreciated using the straight-line method over the estimated useful lives of 5-7 years, while routine repairs and maintenance are charged to expense as incurred. At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the consolidated and consolidating statements of comprehensive income (loss).

Insurance claim proceeds related to property damage are recognized in the consolidated statement of comprehensive income (loss) in the period in which the proceeds are received.

Impairment of Long-Lived Assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell. The Company did not record any impairment losses on long-lived assets for the years ended December 31, 2025 and 2024.

Tenant Deposits

Tenant deposit liabilities represent security deposits received by tenant customers.

Operating Expenses

The series is responsible for the costs and expenses attributable to the activities of the series. The manager will bear its own expenses of an ordinary nature. If the operating expenses exceed the amount of revenues generated from a series property and cannot be covered by any operating expense reserves on the balance sheet of the series, the manager may (a) pay such operating expenses and not seek reimbursement, in which case the expenses would be recognized by the series with a credit to contributed capital. (b) loan the amount of the operating expenses to the series, on which the manager may impose a reasonable rate of interest and be entitled to reimbursement of such amount from future revenues generated by a series property, and/or (c) cause additional interests to be issued in the series in order to cover such additional amounts.

Revenue Recognition

The Company adopted FASB ASC 606, Revenue from Contracts with Customers, and its related amendments, effective at inception using the modified retrospective transition approach applied to all contracts. There were no cumulative impacts that were made. The Company determines revenue recognition through the following steps:

●	Identification of a contract with a customer;

●	Identification of the performance obligations in the contract;

●	Determination of the transaction price;

●	Allocation of the transaction price to the performance obligations in the contract; and

●	Recognition of revenue when or as the performance obligations are satisfied.

Revenue is recognized when control of the promised goods or services is transferred to customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services. As a practical expedient, the Company does not adjust the transaction price for the effects of a significant financing component if, at contract inception, the period between customer payment and the transfer of goods or services is expected to be one year or less.

The Company’s series operate rental properties and recognize rental revenue on a monthly basis as it is earned. Revenue from leasing arrangements falls outside the scope of FASB ASC 606 and is accounted for under the provisions of FASB ASC 842.

Comprehensive Income (loss)

The Company follows FASB ASC 220 in reporting comprehensive income (loss). Comprehensive income (loss) is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income (loss). Since the Company has no items of other comprehensive income (loss), comprehensive income (loss) is equal to net income (loss).

Organizational Costs

In accordance with FASB ASC 720, Organizational Costs, accounting fees, legal fees, and costs of incorporation are expensed as incurred.

Income Taxes

The Company is organized as an LLC for legal purposes and has elected to be treated as a C corporation for tax purposes, pursuant to subchapter C of the Internal Revenue Code.

Furthermore, each series complies with the requirements to be a Real Estate Investment Trust (“REIT”), a special type of C corporation that files tax form 1120-REIT. A REIT may not be required to pay income tax at the corporate level because this form of corporation is permitted to deduct dividends paid to members as an expense. Therefore, if a REIT paid out all profit and capital gains to its members it could potentially report no taxable income. Tax losses of REITs are not allocated directly to members but, under current law, losses may be accumulated and carried forward indefinitely and be used to offset up to 80% of taxable income in any future year, thereby reducing the reported taxable income of the REIT.

Most states give REITs a deduction for dividends paid. Since the series generally pay dividends in excess of the taxable income generated, there would be no state tax liability in these states. In states that do not give a deduction for dividends paid, there may be a state income tax due that is assessed based on the tax table for that particular state. There is no state tax liability for members based on the locations of properties held in the REITs. The rules for state tax loss carryforwards vary by state as some conform to the Federal rules while others have restrictions on timeframes and/or the percentage of loss that can be carried forward.

Recently Issued and Recently Adopted Accounting Pronouncements

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments, as modified by FASB ASU No. 2019-10 and other subsequently issued related ASUs. The amendments in this Update affect loans, debt securities, trade receivables, and any other financial assets that have the contractual right to receive cash. The ASU requires an entity to recognize expected credit losses rather than incurred losses for financial assets. The amendments in this Update are effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. The Company adopted this new guidance on January 1, 2023 utilizing the modified retrospective transition method. The adoption of this standard did not have a material impact on the Company’s consolidated and consolidating financial statements, but did change how the allowance for credit losses is determined.

In November 2024, the FASB issued ASU 2024-03, “Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses,” which requires the disaggregated disclosure of specific expense categories, including purchases of inventory, employee compensation, depreciation, and amortization included in each relevant expense caption presented on the statement of operations. The standard also requires disclosure of qualitative description of the amounts remaining in relevant expense captions that are not separately disaggregated quantitatively, as well as the total amount of selling expenses and an entity’s definition of selling expenses. ASU 2024-03 is effective for annual periods beginning after December 15, 2026, and interim periods beginning after December 15, 2027. The Company is currently evaluating the impact this standard will have on its financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards could have a material effect on the accompanying consolidated and consolidating financial statements. As new accounting pronouncements are issued, the Company will adopt those that are applicable under the circumstances.

NOTE 3: GOING CONCERN

The accompanying consolidated and consolidating financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has a lack of liquidity and limited cash. These factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time. The Company’s ability to continue as a going concern for a period of one year from the issuance of these consolidated and consolidating financial statements is dependent upon their ability to generate cash flow from their rental activity and/or obtain financing from the manager. However, there are no assurances that the Company can be successful in generating cash flow from their rental activities or that the manager will always be in the position to provide funding when needed. The consolidated and consolidating financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 4: PROPERTY AND EQUIPMENT

Property and equipment, net consists of the following:

December 31, 2025
Series	Series Name	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
100	Arrived Homes Series 100	$464,472	$154,824	$-	$619,296	$(60,522)	$558,774
101	Arrived Homes Series 101	479,535	159,845	7,073	646,453	(62,329)	584,124
Abbington	Arrived Homes Series Abbington	361,773	120,591	6,695	489,059	(49,391)	439,668
Abernant	Arrived Homes Series Abernant	171,814	57,271	-	229,086	(14,058)	215,028
Alvin	Arrived Homes Series Alvin	240,221	80,074	-	320,294	(19,654)	300,640
Amber	Arrived Homes Series Amber	231,434	76,250	-	307,684	(35,767)	271,917
Apollo	Arrived Homes Series Apollo	148,028	49,343	12,420	209,791	(22,359)	187,432
Aster	Arrived Homes Series Aster	192,736	64,093	7,847	264,676	(24,147)	240,529
Augusta	Arrived Homes Series Augusta	224,136	74,712	-	298,848	(20,376)	278,472
Avebury	Arrived Homes Series Avebury	219,734	73,245	-	292,978	(29,964)	263,014
Avondale	Arrived Homes Series Avondale	248,780	82,927	-	331,707	(22,616)	309,091
Badminton	Arrived Homes Series Badminton	192,775	63,750	7,254	263,779	(34,689)	229,090
Ballinger	Arrived Homes Series Ballinger	225,915	75,305	-	301,220	(16,430)	284,790
Bandelier	Arrived Homes Series Bandelier	227,358	122,465	-	349,823	(34,448)	315,375
Baron	Arrived Homes Series Baron	440,147	142,573	6,011	588,730	(57,021)	531,710
Basil	Arrived Homes Series Basil	153,138	50,625	-	203,763	(25,059)	178,704
Bayside	Arrived Homes Series Bayside	193,863	63,750	-	257,613	(31,135)	226,477
Bazzel	Arrived Homes Series Bazzel	187,453	62,484	19,530	269,468	(25,834)	243,633
Bedford	Arrived Homes Series Bedford	211,603	70,534	-	282,138	(28,214)	253,924
Bella	Arrived Homes Series Bella	231,329	77,110	7,499	315,938	(21,079)	294,859
Belle	Arrived Homes Series Belle	332,313	110,771	-	443,084	(41,287)	401,797
Belvedere	Arrived Homes Series Belvedere	222,829	74,276	-	297,105	(20,257)	276,848
Bergenia	Arrived Homes Series Bergenia	164,244	54,748	-	218,993	(13,936)	205,057
Blossom	Arrived Homes Series Blossom	192,230	64,077	-	256,307	(23,301)	233,006
Bonneau	Arrived Homes Series Bonneau	253,239	84,413	5,330	342,982	(34,160)	308,822
Brainerd	Arrived Homes Series Brainerd	219,905	72,500	-	292,405	(23,990)	268,415
Braxton	Arrived Homes Series Braxton	244,842	80,875	-	325,717	(29,678)	296,039
Brennan	Arrived Homes Series Brennan	171,314	57,105	-	228,419	(22,323)	206,096
Briarwood	Arrived Homes Series Briarwood	157,646	52,549	-	210,195	(12,898)	197,296
Brooklyn	Arrived Homes Series Brooklyn	125,094	41,500	6,328	172,922	(17,338)	155,584
Burlington	Arrived Homes Series Burlington	490,374	163,458	6,180	660,011	(62,514)	597,497
Butter	Arrived Homes Series Butter	286,835	93,724	-	380,558	(42,381)	338,177
Calvin	Arrived Homes Series Calvin	178,500	59,500	-	238,000	(15,145)	222,855
Camino	Arrived Homes Series Camino	200,434	66,811	-	267,245	(24,902)	242,343
Cawley	Arrived Homes Series Campbell	237,152	79,051	-	316,203	(20,841)	295,362
Centennial	Arrived Homes Series Cawley	-	-	-	-	-	-
Chaparral	Arrived Homes Series Centennial	148,009	49,491	-	197,500	(26,785)	170,715
Chelsea	Arrived Homes Series Chaparral	232,861	77,620	-	310,481	(31,754)	278,727

Series	Series Name	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Chester	Arrived Homes Series Chelsea	280,215	93,000	-	373,215	(33,965)	339,249
Chickamauga	Arrived Homes Series Chester	282,098	93,075	-	375,173	(30,774)	344,399
Chinook	Arrived Homes Series Chickamauga	230,186	76,729	7,665	314,580	(23,933)	290,647
Chitwood	Arrived Homes Series Chinook	289,031	96,344	-	385,375	(35,910)	349,465
Clover	Arrived Homes Series Chitwood	249,340	83,113	-	332,453	(30,043)	302,410
Coatbridge	Arrived Homes Series Clover	205,145	67,500	7,962	280,607	(36,663)	243,944
Collier	Arrived Homes Series Coatbridge	268,326	89,442	-	357,769	(33,338)	324,431
Collinston	Arrived Homes Series Collier	159,806	52,500	-	212,306	(24,697)	187,609
Conway	Arrived Homes Series Collinston	519,077	171,250	-	690,327	(62,918)	627,408
Cove	Arrived Homes Series Conway	158,950	52,983	-	211,933	(15,413)	196,520
Creekside	Arrived Homes Series Cove	234,815	78,472	-	313,287	(29,174)	284,113
Creekwood	Arrived Homes Series Creekside	218,448	72,375	-	290,823	(26,478)	264,345
Cumberland	Arrived Homes Series Creekwood	223,247	74,416	-	297,662	(27,060)	270,602
Cupcake	Arrived Homes Series Cumberland	166,444	54,639	8,000	229,083	(27,653)	201,429
Cypress	Arrived Homes Series Cupcake	275,692	91,250	6,760	373,702	(33,145)	340,558
Daisy	Arrived Homes Series Cypress	227,590	75,863	-	303,453	(28,276)	275,177
Davidson	Arrived Homes Series Daisy	160,008	52,500	-	212,508	(24,244)	188,264
Dawson	Arrived Homes Series Davidson	171,298	56,250	5,028	232,575	(30,947)	201,628
Delta	Arrived Homes Series Dawson	257,741	85,914	8,400	352,054	(38,727)	313,327
Dewberry	Arrived Homes Series Delta	143,700	47,500	-	191,200	(23,514)	167,685
Diablo	Arrived Homes Series Dewberry	195,243	103,950	-	299,193	(28,564)	270,628
Dogwood	Arrived Homes Series Diablo	182,125	60,000	-	242,125	(22,627)	219,498
Dolittle	Arrived Homes Series Dogwood	232,183	76,093	-	308,276	(34,476)	273,801
Dolly	Arrived Homes Series Dolittle	521,147	173,682	-	694,829	(64,748)	630,081
Dops	Arrived Homes Series Dolly	154,480	51,250	-	205,730	(16,384)	189,346
Dorchester	Arrived Homes Series Dops	259,980	86,660	6,500	353,140	(33,059)	320,081
Dunbar	Arrived Homes Series Dorchester	243,644	81,215	21,611	346,470	(38,785)	307,686
Eagle	Arrived Homes Series Dunbar	203,903	67,968	7,150	279,021	(25,766)	253,255
Eastfair	Arrived Homes Series Eagle	162,575	53,750	-	216,325	(26,603)	189,722
Eastwood	Arrived Homes Series Eastfair	240,809	80,270	-	321,079	(19,703)	301,376
Elevation	Arrived Homes Series Eastwood	201,118	65,837	13,996	280,951	(38,599)	242,352
Ella	Arrived Homes Series Elevation	197,272	65,757	-	263,030	(20,325)	242,705
Ellen	Arrived Homes Series Ella	187,200	62,400	-	249,600	(15,884)	233,716
Elm	Arrived Homes Series Ellen	125,176	41,250	-	166,426	(19,933)	146,493
Emporia	Arrived Homes Series Elm	265,811	88,604	-	354,415	(37,053)	317,362
Ensenada	Arrived Homes Series Emporia	365,214	196,000	-	561,214	(55,552)	505,663
Falcon	Arrived Homes Series Ensenada	204,606	67,500	7,000	279,106	(25,194)	253,911
Felix	Arrived Homes Series Falcon	187,146	62,382	6,979	256,507	(19,587)	236,920

Series	Series Name	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Fenwick	Arrived Homes Series Felix	226,605	75,535	-	302,140	(20,600)	281,540
Fletcher	Arrived Homes Series Fenwick	132,652	44,217	-	176,869	(11,255)	165,614
Folly	Arrived Homes Series Fletcher	235,178	78,393	8,504	322,074	(34,463)	287,611
Forest	Arrived Homes Series Folly	265,264	87,500	12,474	365,238	(48,396)	316,841
Foster	Arrived Homes Series Forest	236,883	78,961	-	315,843	(21,535)	294,309
Franklin	Arrived Homes Series Foster	225,740	75,247	5,186	306,173	(22,344)	283,829
Gardens	Arrived Homes Series Franklin	166,712	55,571	5,548	227,830	(24,447)	203,383
General	Arrived Homes Series Gardens	238,814	79,605	-	318,419	(20,987)	297,432
Goose	Arrived Homes Series General	189,997	63,332	6,700	260,029	(24,018)	236,011
Grant	Arrived Homes Series Goose	244,818	129,500	-	374,318	(37,094)	337,224
Greenhill	Arrived Homes Series Grant	246,644	82,215	-	328,858	(34,381)	294,478
Gretal	Arrived Homes Series Greenhill	341,305	112,500	-	453,805	(39,302)	414,503
Grove	Arrived Homes Series Gretal	170,579	56,860	13,000	240,439	(31,627)	208,812
Hadden	Arrived Homes Series Grove	166,460	55,487	-	221,947	(23,203)	198,743
Hansard	Arrived Homes Series Hadden	229,327	75,709	-	305,035	(24,323)	280,713
Hansel	Arrived Homes Series Hansard	305,996	101,999	-	407,994	(36,163)	371,831
Hargrave	Arrived Homes Series Hansel	176,640	58,880	-	235,520	(14,988)	220,532
Harrison	Arrived Homes Series Hargrave	346,265	115,000	-	461,265	(41,972)	419,294
Henry	Arrived Homes Series Harrison	325,137	108,379	-	433,516	(40,396)	393,120
Heritage	Arrived Homes Series Henry	220,017	73,339	5,056	298,412	(32,208)	266,204
Heron	Arrived Homes Series Heritage	216,890	72,297	5,305	294,492	(31,975)	262,517
Highland	Arrived Homes Series Heron	216,811	72,270	-	289,081	(26,937)	262,144
Hines	Arrived Homes Series Highland	193,050	64,350	8,950	266,350	(29,045)	237,305
Hobbes	Arrived Homes Series Hines	176,871	58,957	-	235,828	(15,007)	220,821
Holcomb	Arrived Homes Series Hobbes	268,238	89,413	-	357,651	(34,139)	323,511
Holland	Arrived Homes Series Holcomb	160,008	52,500	-	212,508	(24,728)	187,779
Hollandaise	Arrived Homes Series Holland	276,552	92,184	-	368,736	(37,712)	331,024
Holloway	Arrived Homes Series Hollandaise	256,950	85,000	-	341,950	(42,047)	299,903
Inglewood	Arrived Homes Series Holloway	514,831	169,750	-	684,581	(62,404)	622,177
Irene	Arrived Homes Series Inglewood	132,652	44,217	-	176,869	(11,255)	165,614
Jack	Arrived Homes Series Irene	313,439	104,480	6,782	424,700	(45,899)	378,802
Jake	Arrived Homes Series Jack	445,114	148,371	-	593,485	(56,651)	536,834
Jefferson	Arrived Homes Series Jake	207,755	68,441	-	276,196	(22,035)	254,161
Jill	Arrived Homes Series Jefferson	302,035	101,838	-	403,872	(36,610)	367,262
Johnny	Arrived Homes Series Jill	442,591	147,497	-	590,089	(54,989)	535,100
June	Arrived Homes Series Johnny	442,591	147,497	-	590,089	(54,989)	535,100
Jupiter	Arrived Homes Series June	159,802	52,500	-	212,302	(24,697)	187,605
Kawana	Arrived Homes Series Jupiter	208,216	69,405	-	277,621	(28,393)	249,228
Kennesaw	Arrived Homes Series Kawana	321,006	107,002	-	428,008	(39,882)	388,125
Kenny	Arrived Homes Series Kennesaw	521,147	173,682	-	694,829	(64,748)	630,081
KerriAnn	Arrived Homes Series Kenny	257,713	85,000	-	342,713	(39,048)	303,665
Kessler	Arrived Homes Series KerriAnn	195,429	65,143	5,526	266,098	(28,057)	238,041
Kingsley	Arrived Homes Series Kessler	238,075	78,750	-	316,825	(38,612)	278,213
Kirkwood	Arrived Homes Series Kingsley	197,564	65,855	7,069	270,488	(27,511)	242,977
Korin	Arrived Homes Series Kirkwood	210,256	69,716	-	279,972	(22,937)	257,035
Lallie	Arrived Homes Series Korin	280,725	92,500	10,869	384,094	(50,930)	333,164
Lanier	Arrived Homes Series Lallie	285,656	95,219	5,121	385,996	(39,526)	346,470
Lannister	Arrived Homes Series Lanier	132,923	44,308	6,100	183,331	(21,899)	161,432

Series	Series Name	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Latte	Arrived Homes Series Lannister	275,597	91,866	-	367,463	(34,241)	333,222
Lennox	Arrived Homes Series Latte	163,783	53,750	-	217,533	(26,304)	191,229
Lierly	Arrived Homes Series Lennox	161,250	53,750	-	215,000	(28,993)	186,007
Lily	Arrived Homes Series Lierly	380,574	126,250	31,533	538,356	(63,784)	474,572
Limestone	Arrived Homes Series Lily	221,258	72,500	-	293,758	(34,194)	259,563
Litton	Arrived Homes Series Limestone	242,715	80,000	-	322,715	(26,478)	296,237
Longwoods	Arrived Homes Series Litton	203,601	67,867	-	271,468	(18,509)	252,959
Lookout	Arrived Homes Series Longwoods	260,780	86,927	-	347,707	(33,190)	314,517
Loretta	Arrived Homes Series Lookout	518,678	171,250	-	689,928	(62,870)	627,058
Louis	Arrived Homes Series Loretta	203,538	67,846	-	271,384	(18,503)	252,880
Louise	Arrived Homes Series Louis	208,392	69,464	-	277,856	(27,786)	250,070
Lovejoy	Arrived Homes Series Louise	222,438	74,146	-	296,584	(30,332)	266,252
Luna	Arrived Homes Series Lovejoy	162,575	53,750	-	216,325	(26,603)	189,722
Lurleen	Arrived Homes Series Luna	165,449	55,150	10,401	230,999	(23,788)	207,211
Madison	Arrived Homes Series Lurleen	155,520	51,840	-	207,360	(19,793)	187,567
Mae	Arrived Homes Series Madison	267,516	89,172	-	356,688	(33,237)	323,451
Magnolia	Arrived Homes Series Mae	189,690	63,230	7,050	259,970	(29,652)	230,318
Malbec	Arrived Homes Series Magnolia	241,344	80,225	-	321,568	(40,686)	280,882
Mammoth	Arrived Homes Series Malbec	257,706	85,902	-	343,608	(34,361)	309,247
Marcelo	Arrived Homes Series Mammoth	215,116	71,705	-	286,822	(26,075)	260,747
Marie	Arrived Homes Series Marcelo	241,848	79,625	-	321,473	(25,650)	295,822
Marietta	Arrived Homes Series Marie	228,678	76,807	-	305,485	(28,411)	277,074
Marion	Arrived Homes Series Marietta	192,484	64,161	11,128	267,773	(22,228)	245,545
Marple	Arrived Homes Series Marion	132,652	44,217	-	176,869	(12,059)	164,810
Martell	Arrived Homes Series Marple	196,472	65,491	-	261,963	(17,861)	244,102
Mary	Arrived Homes Series Martell	205,277	68,426	-	273,703	(18,662)	255,042
Matchingham	Arrived Homes Series Mary	160,191	52,273	-	212,463	(24,272)	188,192
McGregor	Arrived Homes Series Matchingham	227,254	75,751	-	303,005	(29,612)	273,393
McLovin	Arrived Homes Series McGregor	343,044	183,750	10,685	537,478	(51,531)	485,947
Meadow	Arrived Homes Series McLovin	242,548	80,000	-	322,548	(37,484)	285,064
Mimosa	Arrived Homes Series Meadow	159,969	53,750	-	213,719	(18,709)	195,010
Mojave	Arrived Homes Series Mimosa	178,180	58,500	8,000	244,680	(30,265)	214,415
Murphy	Arrived Homes Series Mojave	224,701	73,612	-	298,312	(33,365)	264,948
Mycroft	Arrived Homes Series Murphy	135,657	45,219	-	180,876	(12,332)	168,543
Nugget	Arrived Homes Series Mycroft	423,141	141,047	-	564,188	(53,855)	510,334
Odessa	Arrived Homes Series Nugget	403,261	133,750	-	537,011	(62,322)	474,689
Olive	Arrived Homes Series Odessa	175,139	57,500	5,044	237,683	(31,575)	206,108
Oly	Arrived Homes Series Olive	344,549	184,100	-	528,649	(51,164)	477,484
Onyx	Arrived Homes Series Oly	245,598	81,866	15,427	342,891	(29,526)	313,365
Oscar	Arrived Homes Series Onyx	188,729	62,910	5,865	257,503	(19,127)	238,376
Osceola	Arrived Homes Series Oscar	211,769	70,590	-	282,359	(19,252)	263,107
Osprey	Arrived Homes Series Osceola	264,002	88,001	6,901	358,903	(37,631)	321,272
Otoro	Arrived Homes Series Osprey	296,828	98,943	6,875	402,646	(42,671)	359,975
Palmer	Arrived Homes Series Otoro	220,930	73,643	13,227	307,801	(22,291)	285,510
Patrick	Arrived Homes Series Palmer	158,368	52,551	6,319	217,239	(31,715)	185,523
Peanut	Arrived Homes Series Patrick	163,038	54,346	-	217,385	(21,739)	195,646

Series	Series Name	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Pearl	Arrived Homes Series Peanut	412,412	137,471	-	549,882	(52,489)	497,393
Pecan	Arrived Homes Series Pearl	157,052	52,124	-	209,176	(28,116)	181,059
Peterson	Arrived Homes Series Pecan	170,723	56,908	-	227,631	(13,968)	213,663
Piedmont	Arrived Homes Series Peterson	289,947	97,027	-	386,974	(36,024)	350,951
Pinot	Arrived Homes Series Piedmont	243,611	81,054	-	324,665	(41,069)	283,596
Pioneer	Arrived Homes Series Pinot	431,448	143,816	15,000	590,263	(55,240)	535,023
Plumtree	Arrived Homes Series Pioneer	151,745	50,738	-	202,483	(27,614)	174,869
Point	Arrived Homes Series Plumtree	288,748	96,249	-	384,997	(37,625)	347,372
Porthos	Arrived Homes Series Point	228,114	76,038	-	304,152	(20,047)	284,106
Quincy	Arrived Homes Series Porthos	413,303	137,768	-	551,071	(51,350)	499,721
Redondo	Arrived Homes Series Quincy	236,941	78,750	-	315,691	(26,566)	289,125
Regency	Arrived Homes Series Redondo	208,617	68,750	9,653	287,020	(23,735)	263,285
Reginald	Arrived Homes Series Regency	329,750	108,750	38,879	477,378	(50,459)	426,919
Reynolds	Arrived Homes Series Reginald	324,775	108,258	-	433,033	(40,351)	392,682
Ribbonwalk	Arrived Homes Series Reynolds	241,740	80,000	-	321,740	(36,628)	285,113
Richardson	Arrived Homes Series Ribbonwalk	237,659	78,750	-	316,409	(28,807)	287,602
Richmond	Arrived Homes Series Richardson	287,745	95,915	-	383,659	(23,543)	360,117
Ridge	Arrived Homes Series Richmond	164,536	54,000	-	218,536	(26,425)	192,111
Ritter	Arrived Homes Series Ridge	381,271	127,090	-	508,362	(48,526)	459,836
River	Arrived Homes Series Ritter	201,388	66,250	-	267,638	(32,344)	235,294
Riverwalk	Arrived Homes Series River	298,504	99,501	-	398,005	(37,087)	360,918
Rooney	Arrived Homes Series Riverwalk	242,468	129,500	-	371,968	(36,851)	335,117
Roseberry	Arrived Homes Series Rooney	248,204	81,250	-	329,454	(39,111)	290,343
Rosewood	Arrived Homes Series Roseberry	204,541	68,180	-	272,722	(26,652)	246,069
Roxy	Arrived Homes Series Rosewood	246,352	82,117	-	328,469	(32,100)	296,369
Saddlebred	Arrived Homes Series Roxy	357,856	118,750	17,602	494,208	(64,934)	429,273
Saint	Arrived Homes Series Saddlebred	208,509	112,274	-	320,783	(29,065)	291,718
Sajni	Arrived Homes Series Saint	226,838	75,613	27,593	330,043	(33,391)	296,651
Salem	Arrived Homes Series Sajni	241,306	80,225	-	321,531	(40,681)	280,850
Salinas	Arrived Homes Series Salem	172,670	57,557	8,994	239,220	(21,837)	217,383
Saturn	Arrived Homes Series Salinas	163,562	53,750	6,480	223,792	(31,258)	192,533
Scepter	Arrived Homes Series Saturn	177,069	94,500	-	271,569	(26,980)	244,589
Sequoyah	Arrived Homes Series Scepter	187,039	62,000	5,041	254,080	(21,916)	232,163
Shallowford	Arrived Homes Series Sequoyah	272,709	90,500	-	363,209	(33,078)	330,131
Shoreline	Arrived Homes Series Shallowford	234,300	77,500	-	311,800	(37,630)	274,170
Sigma	Arrived Homes Series Shoreline	289,989	96,250	-	386,239	(42,004)	344,235
Simon	Arrived Homes Series Sigma	218,698	72,899	-	291,597	(19,219)	272,378
Sims	Arrived Homes Series Simon	206,196	68,732	-	274,929	(18,745)	256,183
Soapstone	Arrived Homes Series Sims	165,000	55,000	11,177	231,177	(32,647)	198,530
Sodalis	Arrived Homes Series Soapstone	218,882	72,961	17,569	309,411	(28,073)	281,338
Spencer	Arrived Homes Series Sodalis	227,685	75,000	-	302,685	(37,411)	265,274
Splash	Arrived Homes Series Spencer	163,770	53,750	9,526	227,046	(28,267)	198,779
Spring	Arrived Homes Series Splash	187,077	62,359	-	249,436	(23,243)	226,193
Stonebriar	Arrived Homes Series Spring	153,288	51,096	-	204,385	(19,974)	184,411
Sugar	Arrived Homes Series Stonebriar	235,235	77,500	-	312,735	(37,801)	274,934
Summerset	Arrived Homes Series Sugar	192,776	63,750	15,526	272,051	(38,273)	233,778

Series	Series Name	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Sundance	Arrived Homes Series Summerset	238,965	78,750	7,575	325,290	(31,591)	293,699
Sunnyside	Arrived Homes Series Sundance	167,162	55,721	-	222,882	(17,729)	205,153
Swift	Arrived Homes Series Sunnyside	259,781	86,594	5,641	352,015	(37,799)	314,217
Taylor	Arrived Homes Series Swift	173,433	58,010	5,354	236,796	(25,117)	211,680
Terracotta	Arrived Homes Series Taylor	208,259	112,139	-	320,398	(27,768)	292,630
Theodore	Arrived Homes Series Terracotta	217,070	72,357	-	289,427	(19,076)	270,351
Tulip	Arrived Homes Series Theodore	239,969	79,990	-	319,959	(31,996)	287,963
Tuscan	Arrived Homes Series Tulip	244,164	80,225	-	324,389	(41,138)	283,251
Tuscarora	Arrived Homes Series Tuscan	252,508	83,998	-	336,505	(26,781)	309,724
Tuxford	Arrived Homes Series Tuscarora	198,079	66,026	-	264,106	(27,011)	237,095
Vernon	Arrived Homes Series Tuxford	199,031	64,942	-	263,973	(31,966)	232,007
Walton	Arrived Homes Series Vernon	226,775	75,592	9,726	312,093	(28,662)	283,431
Wave	Arrived Homes Series Walton	252,771	84,590	-	337,362	(34,469)	302,893
Weldon	Arrived Homes Series Wave	159,806	52,500	-	212,306	(24,697)	187,609
Wellington	Arrived Homes Series Weldon	306,669	101,250	11,903	419,822	(41,401)	378,420
Wentworth	Arrived Homes Series Wellington	172,251	56,550	8,000	236,801	(29,341)	207,461
Wescott	Arrived Homes Series Wentworth	207,088	69,029	-	276,118	(26,357)	249,761
Westchester	Arrived Homes Series Wescott	257,791	85,000	-	342,791	(41,403)	301,388
Wildwood	Arrived Homes Series Westchester	166,727	55,576	-	222,303	(21,725)	200,578
Willow	Arrived Homes Series Wildwood	221,118	73,250	-	294,368	(26,802)	267,566
Wilson	Arrived Homes Series Willow	289,478	96,830	5,795	392,103	(39,954)	352,149
Winchester	Arrived Homes Series Wilson	200,150	66,717	5,698	272,564	(19,641)	252,922
Windsor	Arrived Homes Series Winchester	264,500	87,500	-	352,000	(42,481)	309,519
Winston	Arrived Homes Series Windsor	248,565	82,855	-	331,420	(30,129)	301,291
Wisteria	Arrived Homes Series Winston	224,188	74,729	7,912	306,830	(33,320)	273,510

		$57,440,937	$19,596,642	$700,502	$77,738,081	$(7,576,854)	$70,161,226

December 31, 2024
Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
100	$464,472	$154,824	$-	$619,296	$(43,632)	$575,664
101	479,535	159,845	-	639,380	(43,595)	595,785
Abbington	361,773	120,591	6,695	489,059	(34,897)	454,162
Abernant	171,814	57,271	-	229,086	(7,810)	221,276
Alvin	240,221	80,074	-	320,294	(10,919)	309,375
Amber	231,434	76,250	-	307,684	(27,351)	280,333
Apollo	148,028	49,343	12,420	209,791	(14,492)	195,299
Aster	192,736	64,093	-	256,829	(16,353)	240,476
Augusta	224,136	74,712	-	298,848	(12,226)	286,622
Avebury	219,734	73,245	-	292,978	(21,973)	271,005
Avondale	248,780	82,927	-	331,707	(13,570)	318,137
Badminton	192,775	63,750	7,254	263,779	(26,228)	237,551
Ballinger	225,915	75,305	-	301,220	(8,215)	293,005
Bandelier	227,358	122,465	-	349,823	(26,180)	323,643
Baron	440,147	142,573	-	582,719	(40,013)	542,706
Basil	153,138	50,625	-	203,763	(19,490)	184,273
Bayside	193,863	63,750	-	257,613	(24,086)	233,527
Bazzel	187,453	62,484	19,530	269,468	(18,308)	251,160
Bedford	211,603	70,534	-	282,138	(20,519)	261,618
Bella	231,329	77,110	-	308,439	(11,917)	296,522
Belle	332,313	110,771	-	443,084	(29,203)	413,881
Belvedere	222,829	74,276	-	297,105	(12,154)	284,951
Bergenia	164,244	54,748	-	218,993	(7,963)	211,029
Blossom	192,230	64,077	-	256,307	(16,311)	239,996
Bonneau	253,239	84,413	5,330	342,982	(23,885)	319,096
Brainerd	219,905	72,500	-	292,405	(15,993)	276,412
Braxton	244,842	80,875	-	325,717	(20,774)	304,942
Brennan	171,314	57,105	-	228,419	(16,093)	212,325
Briarwood	157,646	52,549	-	210,195	(7,166)	203,029
Brooklyn	125,094	41,500	6,328	172,922	(11,523)	161,399
Burlington	490,374	163,458	-	653,831	(44,579)	609,252
Butter	286,835	93,724	-	380,558	(32,002)	348,556
Calvin	178,500	59,500	-	238,000	(8,655)	229,346
Camino	200,434	66,811	-	267,245	(17,614)	249,631
Cawley	237,152	79,051	-	316,203	(12,217)	303,986
Centennial	-	-	-	-	-	-
Chaparral	148,009	49,491	-	197,500	(21,386)	176,114
Chelsea	232,861	77,620	-	310,481	(23,286)	287,195
Chester	280,215	93,000	-	373,215	(23,776)	349,439
Chickamauga	282,098	93,075	-	375,173	(20,516)	354,657
Chinook	230,186	76,729	7,665	314,580	(14,030)	300,550
Chitwood	289,031	96,344	-	385,375	(25,400)	359,975
Clover	249,340	83,113	-	332,453	(21,250)	311,203
Coatbridge	205,145	67,500	7,962	280,607	(27,611)	252,996
Collier	268,326	89,442	-	357,769	(23,580)	334,188
Collinston	159,806	52,500	-	212,306	(18,886)	193,420
Conway	519,077	171,250	-	690,327	(44,043)	646,284
Cove	158,950	52,983	-	211,933	(9,633)	202,300

Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Creekside	234,815	78,472	-	313,287	(20,635)	292,652
Creekwood	218,448	72,375	-	290,823	(18,535)	272,288
Cumberland	223,247	74,416	-	297,662	(18,942)	278,720
Cupcake	166,444	54,639	8,000	229,083	(21,103)	207,979
Cypress	275,692	91,250	-	366,942	(22,556)	344,386
Daisy	227,590	75,863	-	303,453	(20,000)	283,453
Davidson	160,008	52,500	-	212,508	(18,425)	194,082
Dawson	171,298	56,250	5,028	232,575	(23,712)	208,863
Delta	257,741	85,914	8,400	352,054	(27,675)	324,379
Dewberry	143,700	47,500	-	191,200	(18,289)	172,911
Diablo	195,243	103,950	-	299,193	(21,423)	277,769
Dogwood	182,125	60,000	-	242,125	(16,005)	226,120
Dolittle	232,183	76,093	-	308,276	(26,033)	282,244
Dolly	521,147	173,682	-	694,829	(45,798)	649,032
Dops	154,480	51,250	-	205,730	(10,767)	194,963
Dorchester	259,980	86,660	-	346,640	(22,847)	323,793
Dunbar	243,644	81,215	13,811	338,670	(25,602)	313,068
Eagle	203,903	67,968	7,150	279,021	(17,875)	261,146
Eastfair	162,575	53,750	-	216,325	(20,691)	195,634
Eastwood	240,809	80,270	-	321,079	(10,946)	310,133
Elevation	201,118	65,837	13,996	280,951	(28,487)	252,465
Ella	197,272	65,757	-	263,030	(13,152)	249,878
Ellen	187,200	62,400	-	249,600	(9,076)	240,524
Elm	125,176	41,250	-	166,426	(15,333)	151,093
Emporia	265,811	88,604	-	354,415	(27,387)	327,028
Ensenada	365,214	196,000	-	561,214	(42,219)	518,995
Falcon	204,606	67,500	7,000	279,106	(17,287)	261,818
Felix	187,146	62,382	6,979	256,507	(11,386)	245,121
Fenwick	226,605	75,535	-	302,140	(12,360)	289,780
Fletcher	132,652	44,217	-	176,869	(6,432)	170,437
Folly	235,178	78,393	8,504	322,074	(24,210)	297,864
Forest	265,264	87,500	12,474	365,238	(36,256)	328,982
Foster	236,883	78,961	-	315,843	(12,921)	302,923
Franklin	225,740	75,247	5,186	306,173	(13,098)	293,074
Gardens	166,712	55,571	5,548	227,830	(17,276)	210,555
General	238,814	79,605	-	318,419	(12,303)	306,116
Goose	189,997	63,332	6,700	260,029	(16,662)	243,367
Grant	244,818	129,500	-	374,318	(28,191)	346,126
Greenhill	246,644	82,215	-	328,858	(25,412)	303,446
Gretal	341,305	112,500	-	453,805	(26,891)	426,914
Grove	170,579	56,860	13,000	240,439	(22,824)	217,615
Hadden	166,460	55,487	-	221,947	(17,150)	204,796
Hansard	229,327	75,709	-	305,035	(15,983)	289,052
Hansel	305,996	101,999	-	407,994	(25,036)	382,958
Hargrave	176,640	58,880	-	235,520	(8,564)	226,956
Harrison	346,265	115,000	-	461,265	(29,380)	431,885
Henry	325,137	108,379	-	433,516	(28,573)	404,943
Heritage	220,017	73,339	5,056	298,412	(23,196)	275,216
Heron	216,890	72,297	5,305	294,492	(23,027)	271,465
Highland	216,811	72,270	-	289,081	(19,053)	270,028
Hines	193,050	64,350	8,950	266,350	(20,235)	246,115
Hobbes	176,871	58,957	-	235,828	(8,576)	227,252
Holcomb	268,238	89,413	-	357,651	(24,385)	333,265
Holland	160,008	52,500	-	212,508	(18,910)	193,598

Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Hollandaise	276,552	92,184	-	368,736	(27,655)	341,081
Holloway	256,950	85,000	-	341,950	(32,703)	309,247
Inglewood	514,831	169,750	-	684,581	(43,683)	640,898
Irene	132,652	44,217	-	176,869	(6,432)	170,437
Jack	313,439	104,480	6,782	424,700	(33,144)	391,556
Jake	445,114	148,371	-	593,485	(40,465)	553,020
Jefferson	207,755	68,441	-	276,196	(14,480)	261,716
Jill	302,035	101,838	-	403,872	(25,627)	378,245
Johnny	442,591	147,497	-	590,089	(38,895)	551,194
June	442,591	147,497	-	590,089	(38,895)	551,194
Jupiter	159,802	52,500	-	212,302	(18,886)	193,416
Kawana	208,216	69,405	-	277,621	(20,822)	256,799
Kennesaw	321,006	107,002	-	428,008	(28,209)	399,798
Kenny	521,147	173,682	-	694,829	(45,798)	649,032
KerriAnn	257,713	85,000	-	342,713	(29,676)	313,036
Kessler	195,429	65,143	5,526	266,098	(19,845)	246,253
Kingsley	238,075	78,750	-	316,825	(30,032)	286,793
Kirkwood	197,564	65,855	7,069	270,488	(18,913)	251,575
Korin	210,256	69,716	-	279,972	(15,291)	264,681
Lallie	280,725	92,500	10,869	384,094	(38,525)	345,569
Lanier	285,656	95,219	5,121	385,996	(28,115)	357,882
Lannister	132,923	44,308	6,100	183,331	(15,846)	167,486
Latte	275,597	91,866	-	367,463	(24,219)	343,244
Lennox	163,783	53,750	-	217,533	(20,349)	197,184
Lierly	161,250	53,750	-	215,000	(23,129)	191,871
Lily	380,574	126,250	31,533	538,356	(48,799)	489,558
Limestone	221,258	72,500	-	293,758	(26,149)	267,609
Litton	242,715	80,000	-	322,715	(17,652)	305,063
Longwoods	203,601	67,867	-	271,468	(11,105)	260,363
Lookout	260,780	86,927	-	347,707	(23,707)	324,000
Loretta	518,678	171,250	-	689,928	(44,009)	645,919
Louis	203,538	67,846	-	271,384	(11,102)	260,282
Louise	208,392	69,464	-	277,856	(20,208)	257,648
Lovejoy	222,438	74,146	-	296,584	(22,244)	274,340
Luna	162,575	53,750	-	216,325	(20,691)	195,634
Lurleen	165,449	55,150	10,401	230,999	(15,692)	215,308
Madison	155,520	51,840	-	207,360	(14,138)	193,222
Mae	267,516	89,172	-	356,688	(23,509)	333,179
Magnolia	189,690	63,230	7,050	259,970	(21,344)	238,626
Malbec	241,344	80,225	-	321,568	(31,910)	289,658
Mammoth	257,706	85,902	-	343,608	(24,990)	318,618
Marcelo	215,116	71,705	-	286,822	(18,252)	268,570
Marie	241,848	79,625	-	321,473	(16,856)	304,617
Marietta	228,678	76,807	-	305,485	(20,096)	285,389
Marion	192,484	64,161	11,128	267,773	(13,003)	254,770
Marple	132,652	44,217	-	176,869	(7,235)	169,633
Martell	196,472	65,491	-	261,963	(10,717)	251,246
Mary	205,277	68,426	-	273,703	(11,197)	262,506
Matchingham	160,191	52,273	-	212,463	(18,446)	194,017
McGregor	227,254	75,751	-	303,005	(21,348)	281,657
McLovin	343,044	183,750	-	526,794	(37,313)	489,481
Meadow	242,548	80,000	-	322,548	(28,665)	293,884

Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Mimosa	159,969	53,750	-	213,719	(12,801)	200,918
Mojave	178,180	58,500	8,000	244,680	(23,215)	221,465
Murphy	224,701	73,612	-	298,312	(25,194)	273,119
Mycroft	135,657	45,219	-	180,876	(7,399)	173,476
Nugget	423,141	141,047	-	564,188	(38,468)	525,721
Odessa	403,261	133,750	-	537,011	(47,658)	489,353
Olive	175,139	57,500	5,044	237,683	(24,197)	213,486
Oly	344,549	184,100	-	528,649	(38,635)	490,013
Onyx	245,598	81,866	15,427	342,891	(17,510)	325,381
Oscar	188,729	62,910	5,865	257,503	(11,091)	246,412
Osceola	211,769	70,590	-	282,359	(11,551)	270,808
Osprey	264,002	88,001	6,901	358,903	(26,651)	332,252
Otoro	296,828	98,943	6,875	402,646	(30,502)	372,144
Palmer	220,930	73,643	5,690	300,264	(12,993)	287,270
Patrick	158,368	52,551	6,319	217,239	(24,680)	192,559
Peanut	163,038	54,346	-	217,385	(15,810)	201,575
Pearl	412,412	137,471	-	549,882	(37,492)	512,390
Pecan	157,052	52,124	-	209,176	(22,391)	186,784
Peterson	170,723	56,908	-	227,631	(7,760)	219,871
Piedmont	289,947	97,027	-	386,974	(25,480)	361,494
Pinot	243,611	81,054	-	324,665	(32,211)	292,454
Pioneer	431,448	143,816	15,000	590,263	(39,006)	551,258
Plumtree	151,745	50,738	-	202,483	(22,079)	180,404
Point	288,748	96,249	-	384,997	(27,125)	357,872
Porthos	228,114	76,038	-	304,152	(11,751)	292,401
Quincy	413,303	137,768	-	551,071	(36,320)	514,751
Redondo	236,941	78,750	-	315,691	(17,950)	297,741
Regency	208,617	68,750	-	277,367	(14,540)	262,827
Reginald	329,750	108,750	26,869	465,368	(32,029)	433,339
Reynolds	324,775	108,258	-	433,033	(28,541)	404,492
Ribbonwalk	241,740	80,000	-	321,740	(27,837)	293,903
Richardson	237,659	78,750	-	316,409	(20,165)	296,244
Richmond	287,745	95,915	-	383,659	(13,079)	370,580
Ridge	164,536	54,000	-	218,536	(20,442)	198,094
Ritter	381,271	127,090	-	508,362	(34,661)	473,701
River	201,388	66,250	-	267,638	(25,021)	242,617
Riverwalk	298,504	99,501	-	398,005	(26,232)	371,773
Rooney	242,468	129,500	-	371,968	(28,007)	343,961
Roseberry	248,204	81,250	-	329,454	(30,085)	299,368
Rosewood	204,541	68,180	-	272,722	(19,214)	253,507
Roxy	246,352	82,117	-	328,469	(23,142)	305,327
Saddlebred	357,856	118,750	17,602	494,208	(49,656)	444,551
Saint	208,509	112,274	-	320,783	(21,483)	299,300
Sajni	226,838	75,613	14,142	316,592	(20,072)	296,520
Salem	241,306	80,225	-	321,531	(31,906)	289,625
Salinas	172,670	57,557	8,994	239,220	(13,760)	225,461
Saturn	163,562	53,750	6,480	223,792	(23,995)	199,797
Scepter	177,069	94,500	-	271,569	(20,505)	251,064
Sequoyah	187,039	62,000	5,041	254,080	(14,107)	239,973
Shallowford	272,709	90,500	-	363,209	(23,162)	340,047
Shoreline	234,300	77,500	-	311,800	(29,110)	282,690
Sigma	289,989	96,250	-	386,239	(31,525)	354,714

Series	Building	Land	Property Improvements	Total	Less: Accumulated Depreciation	Property and equipment, net
Simon	218,698	72,899	-	291,597	(11,266)	280,331
Sims	206,196	68,732	-	274,929	(11,247)	263,681
Soapstone	165,000	55,000	11,177	231,177	(24,412)	206,765
Sodalis	218,882	72,961	-	291,842	(19,235)	272,607
Spencer	227,685	75,000	-	302,685	(29,097)	273,588
Splash	163,770	53,750	-	217,520	(21,836)	195,684
Spring	187,077	62,359	-	249,436	(16,440)	232,996
Stonebriar	153,288	51,096	-	204,385	(14,400)	189,985
Sugar	235,235	77,500	-	312,735	(29,242)	283,493
Summerset	192,776	63,750	15,526	272,051	(28,158)	243,894
Sundance	238,965	78,750	7,575	325,290	(21,386)	303,904
Sunnyside	167,162	55,721	-	222,882	(11,651)	211,231
Swift	259,781	86,594	5,641	352,015	(27,224)	324,791
Taylor	173,433	58,010	5,354	236,796	(17,739)	219,057
Terracotta	208,259	112,139	-	320,398	(20,195)	300,203
Theodore	217,070	72,357	-	289,427	(11,182)	278,244
Tulip	239,969	79,990	-	319,959	(23,270)	296,689
Tuscan	244,164	80,225	-	324,389	(32,259)	292,129
Tuscarora	252,508	83,998	-	336,505	(17,599)	318,906
Tuxford	198,079	66,026	-	264,106	(19,808)	244,298
Vernon	199,031	64,942	-	263,973	(24,728)	239,245
Walton	226,775	75,592	-	302,367	(19,929)	282,438
Wave	252,771	84,590	-	337,362	(25,277)	312,084
Weldon	159,806	52,500	-	212,306	(18,886)	193,420
Wellington	306,669	101,250	6,650	414,569	(28,570)	385,999
Wentworth	172,251	56,550	8,000	236,801	(22,507)	214,294
Wescott	207,088	69,029	-	276,118	(18,826)	257,291
Westchester	257,791	85,000	-	342,791	(32,028)	310,763
Wildwood	166,727	55,576	-	222,303	(15,662)	206,640
Willow	221,118	73,250	-	294,368	(18,762)	275,607
Wilson	289,478	96,830	5,795	392,103	(28,232)	363,871
Winchester	200,150	66,717	5,698	272,564	(11,224)	261,340
Windsor	264,500	87,500	-	352,000	(32,862)	319,138
Winston	248,565	82,855	-	331,420	(21,090)	310,330
Wisteria	224,188	74,729	7,912	306,830	(23,586)	283,244

	$57,440,937	$19,596,642	$549,424	$77,587,002	$(5,380,416)	$72,206,586

During the year ended December 31, 2025, certain series received insurance claim proceeds of $52,065 related to property damage events, including water damage, mold remediation, and storm-related structural damage. No insurance claim proceeds were received during the year ended December 31, 2024. The proceeds were recognized as insurance claim proceeds in the consolidated statement of comprehensive income (loss) for the year ended December 31, 2025.

For the years ended December 31, 2025 and 2024, depreciation expense was $2,196,438 and $2,193,651, respectively.

NOTE 5: MORTGAGE PAYABLE, NET

The Company has mortgages with Arvest Bank, Certain Lending, and Arrived Short Term Notes, LLC, an affiliated entity of the Company. The following is a summary of the mortgages by each series.

DECEMBER 31, 2025
Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived NC Amber, LLC	Certain Lending	7312 Amberly Hills Rd, Charlotte, NC 28215	$200,830	30	7	3.875%	$1,936	$198,894	$75
Arrived Homes Series Apollo, a series of Arrived Homes, LLC	Certain Lending	609 Marguerite Drive NW, Huntsville, AL 35805	136,500	30	7	5.625%	3,064	133,436	116
Arrived AR Aster, LLC	Certain Lending	490 W Aster Avenue, Farmington, AR 72730	127,500	30	7	6.625%	2,942	124,558	110
Arrived AL Avebury, LLC	Certain Lending	287 Avebury Rd, Meridianville, AL 35759	203,000	30	7	3.875%	1,982	201,018	76
Arrived SC Badminton, LLC	Certain Lending	414 Badminton Ct, Lexington, SC 29072	174,200	30	5	4.625%	2,111	172,089	83
Arrived AZ Bandelier, LLC	Certain Lending	6180 W Bandelier Ct, Tucson, AZ 85742	244,930	30	7	3.875%	2,227	242,703	86
Arrived SC Basil, LLC	Certain Lending	317 Morning Creek Dr, Easley, SC 29640	131,625	30	5	4.625%	1,751	129,874	69
Arrived SC Bayside, LLC	Certain Lending	59 Bayside Ct, Columbia, SC 29229	165,750	30	7	4.625%	2,046	163,704	80
Arrived SC Bedford, LLC	Certain Lending	808 Derby Downs Ct, Elgin, SC 29045	196,000	30	7	3.875%	1,377	194,623	53
Arrived TN Brainerd, LLC	Arrived Short Term Notes, LLC	1307 Vance Road, Chattanooga, TN 37421	145,000	30	5	5.950%	1,390	143,610	725
Arrived AL Brennan, LLC	Certain Lending	1305 19th Avenue SW, Decatur, AL 35601	157,500	30	7	5.625%	3,423	154,077	130
Arrived Homes Series Brooklyn, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	2261 Reece Boulevard, Tuscaloosa, AL 35401	83,000	30	5	5.950%	795	82,205	415
Arrived SC Butter, LLC	Certain Lending	162 Lucky Day Dr, Summerville, SC 29486	262,426	30	7	3.875%	2,351	260,075	90
Arrived AR Chaparral, LLC	Arvest Bank	4309 W Chaparral Ln, Fayetteville, AR 72704	104,310	10	5	4.000%	908	103,402	53
Arrived AL Chelsea, LLC	Certain Lending	274 Chelsea Park Rd, Chelsea, AL 35043	215,492	30	7	3.875%	2,064	213,428	79
Arrived TN Chester, LLC	Certain Lending	6097 Amber Forest Trail, Hixson, TN 37343	186,000	30	7	6.625%	3,986	182,014	149
Arrived SC Coatbridge, LLC	Certain Lending	125 Cloverwood Drive SW, Huntsville, AL 35824	175,500	30	5	4.625%	2,129	173,371	84
Arrived NC Collinston, LLC	Certain Lending	1129 Cloud View Drive, Powell, TN 37849	136,500	30	5	3.875%	1,522	134,978	59
Arrived Homes Series Creekwood, a series of Arrived Homes, LLC	Certain Lending	439 N Otoe Street, Farmington, AR 72730	144,750	30	7	6.625%	3,250	141,500	122
Arrived AR Cupcake LLC	Certain Lending	702 Jim Brown Drive, Clarksville, TN 37042	152,989	30	7	3.875%	2,724	150,266	105

Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived GA Cypress, LLC	Certain Lending	3450 Cypress Club Trail, Austell, GA 30106	182,500	30	7	6.625%	3,178	179,322	119
Arrived NC Davidson LLC	Certain Lending	1812 Anthony Drive, Rogers, AR 72756	147,000	30	7	3.875%	1,595	145,405	62
Arrived SC Dawson, LLC	Certain Lending	313 Dawsons Park Dr, Lexington, SC 29072	146,250	30	5	4.625%	1,880	144,370	74
Arrived GA Delta, LLC	Certain Lending	5042 Rapahoe Trl, Atlanta, GA 30349	226,800	30	7	3.875%	2,131	224,669	82
Arrived SC Dewberry, LLC	Certain Lending	130 Bonhomme Cir, Lexington, SC 29072	121,225	30	5	4.625%	1,663	119,563	65
Arrived AZ Diablo, LLC	Certain Lending	6566 S Diablo Dr, Tucson, AZ 85757	207,900	30	7	3.875%	2,002	205,898	77
Arrived SC Dolittle, LLC	Certain Lending	1335 Maxwell Circle, Tuscaloosa, AL 35405	207,577	30	7	3.875%	1,993	205,585	77
Arrived AR Eagle, LLC	Certain Lending	1416 Mutual Drive, Clarksville, TN 37042	135,000	30	7	6.625%	3,067	131,933	115
Arrived SC Eastfair, LLC	Certain Lending	461 Eastfair Dr, Columbia, SC 29209	150,000	30	5	4.625%	1,906	148,094	75
Arrived SC Elevation, LLC	Certain Lending	305 Elevation Ct, Inman, SC 29349	172,250	30	5	4.625%	1,736	170,514	68
Arrived SC Elm, LLC	Certain Lending	1231 Tolliver St, Columbia, SC 29201	107,250	30	5	4.625%	1,330	105,920	52
Arrived GA Emporia, LLC	Certain Lending	625 Emporia Loop, McDonough, GA 30253	245,000	30	7	3.875%	2,250	242,750	86
Arrived CO Ensenada, LLC	Certain Lending	6293 N Ensenada Ct, Aurora, CO 80019	392,000	30	7	3.875%	3,178	388,823	123
Arrived AR Falcon, LLC	Certain Lending	375 Canada Dr, Farmington, AR 72730	135,000	30	7	6.625%	3,076	131,924	115
Arrived SC Forest, LLC	Certain Lending	199 Longford Drive, Summerville, SC 29483	227,500	30	5	4.625%	2,088	225,412	82
Arrived Homes Series Gardens, a series of Arrived Homes, LLC	Certain Lending	2014 Inverness Pkwy, Tuscaloosa, AL 35405	136,500	30	7	4.750%	1,552	134,948	59
Arrived AR Goose, LLC	Certain Lending	561 N Goose Crossing, Farmington, AR 72730	125,750	30	7	6.625%	2,902	122,848	109
Arrived GA Grant, LLC	Certain Lending	1770 Grant Ct, Braselton, GA 30517	259,000	30	7	3.875%	2,319	256,682	90
Arrived SC Greenhill, LLC	Certain Lending	640 Frow Dr, Elgin, SC 29045	227,784	30	7	3.875%	2,137	225,647	82
Arrived Homes Series Grove, a series of Arrived Homes, LLC	Certain Lending	4485 Jack Faulk St, Murfreesboro, TN 37127	157,500	30	7	4.750%	1,690	155,810	64

Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived SC Hadden, LLC	Certain Lending	142 Hadden St, Duncan, SC 29334	143,500	30	7	3.875%	1,588	141,912	61
Arrived TN Hansel, LLC	Certain Lending	2414 Stream View Lane, Morristown, TN 37814	201,995	30	7	6.625%	4,258	197,737	160
Arrived TN Harrison, LLC	Certain Lending	5776 Caney Ridge Circle, Ooltewah, TN 37363	230,000	30	7	6.625%	4,770	225,230	178
Arrived Homes Series Heritage, a series of Arrived Homes, LLC	Certain Lending	332 Madison Grace Avenue, McDonough, GA 30252	203,000	30	7	4.750%	1,995	201,005	76
Arrived SC Heron, LLC	Certain Lending	8334 Whitehaven Drive, North Charleston, SC 29420	200,900	30	7	4.750%	1,982	198,918	75
Arrived NC Holland LLC	Certain Lending	1994 Bridgewater Pass, Hampton, GA 30228	147,000	30	5	4.625%	1,590	145,410	62
Arrived TN Hollandaise, LLC	Certain Lending	741 Hollandale Rd, La Vergne, TN 37086	255,500	30	7	3.875%	2,325	253,175	89
Arrived SC Holloway, LLC	Certain Lending	601 W Czardas Way, Woodruff, SC 29388	221,000	30	5	4.625%	2,508	218,492	99
Arrived TN Jack, LLC	Certain Lending	4434 Jack Faulk St, Murfreesboro, TN 37127	289,629	30	7	4.375%	2,557	287,072	97
Arrived TN Jill, LLC	Certain Lending	2328 Beacon Road, Talbott, TN 37877	201,320	30	7	6.625%	4,259	197,061	159
Arrived NC Jupiter LLC	Certain Lending	520 Yokley Drive, Nashville, TN 37207	139,750	30	5	4.625%	1,544	138,206	60
Arrived AL Kawana, LLC	Certain Lending	28041 Kawana Ct, Harvest, AL 35749	192,500	30	7	3.875%	1,914	190,586	73
Arrived NC KerriAnn, LLC	Certain Lending	1843 Meade Avenue, Nashville, TN 37207	238,000	30	7	3.875%	2,271	235,729	88
Arrived AR Kessler, LLC	Certain Lending	12520 Meadow Oaks Lane, Farmington, AR 72730	128,500	30	7	6.625%	2,951	125,549	111
Arrived SC Kingsley, LLC	Certain Lending	505 Kingsley View Rd, Blythewood, SC 29016	215,000	30	5	4.625%	2,457	212,543	97
Arrived TN Kirkwood, LLC	Certain Lending	1064 Cindy Jo Court, Clarksville, TN 37040	182,000	30	7	4.750%	1,856	180,144	71
Arrived SC Lallie, LLC	Certain Lending	1042 E Sparrow Circle, Fayetteville, AR 72701	240,500	30	5	4.625%	2,673	237,827	105
Arrived Homes Series Lanier, a series of Arrived Homes, LLC	Certain Lending	6464 Flowery Way, Flowery Branch, GA 30542	263,900	30	7	4.750%	2,396	261,504	91

Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived Homes Series Lannister, a series of Arrived Homes, LLC	Certain Lending	2263 Reece Blvd, Tuscaloosa, AL 35401	115,500	30	7	6.125%	2,695	112,806	102
Arrived SC Lennox, LLC	Certain Lending	6030 Thorntons Way Circle, Huntsville, AL 35810	139,750	30	5	4.625%	1,825	137,925	72
Arrived AR Lierly, LLC	Arvest Bank	4203 W Lierly Ln, Fayetteville, AR 72704	131,100	10	5	4.000%	1,100	130,000	64
Arrived CO Lily, LLC	Certain Lending	9799 Desert Lily Cir, Colorado Springs, CO 80925	311,500	30	7	3.875%	2,649	308,851	103
Arrived SC Limestone LLC	Certain Lending	863 Bergenfield Ln, Chapin, SC 29036	203,000	30	5	3.875%	1,951	201,049	76
Arrived TN Litton, LLC	Arrived Short Term Notes, LLC	7304 Calla Crossing, Knoxville, TN 37918	160,000	30	5	5.950%	1,533	158,467	800
Arrived Homes Series Louise, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	2615 Lily Way, Northport, AL 35473	182,000	30	7	4.375%	1,850	180,150	71
Arrived GA Lovejoy, LLC	Certain Lending	2658 Lovejoy Crossing Dr, Hampton, GA 30228	205,100	30	7	3.875%	1,989	203,111	76
Arrived SC Luna, LLC	Certain Lending	417 Hosea Ct, Lexington, SC 29072	150,000	30	5	4.625%	1,906	148,094	75
Arrived Homes Series Lurleen, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	129 Whitestone Drive Northeast, Huntsville, AL 35810	110,000	30	5	6.990%	1,100	108,900	550
Arrived Homes Series Madison, a series of Arrived Homes, LLC	Certain Lending	902 Appleby Street NW, Huntsville, AL 35816	102,500	30	7	6.000%	2,465	100,035	93
Arrived GA Magnolia, LLC	Certain Lending	7088 Luna Mae Court, Boiling Springs, SC 29316	175,000	30	7	5.625%	3,730	171,270	142
Arrived AR Malbec, LLC	Certain Lending	755 N Malbec Rd, Fayetteville, AR 72704	208,585	30	5	4.625%	3,417	205,168	134
Arrived Homes Series Mammoth, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	200 Vernon Walk, McDonough, GA 30252	238,000	30	7	4.750%	2,218	235,782	84
Arrived SC Marietta, LLC	Certain Lending	309 Hayley Marie Lane, Knoxville, TN 37920	152,113	30	7	6.625%	3,382	148,731	126
Arrived SC Matchingham, LLC	Certain Lending	1077 Matchingham Dr, Columbia, SC 29223	146,364	30	7	3.875%	1,591	144,772	62

Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived CO McLovin, LLC	Certain Lending	674 Sly Fox Drive, Clarksville, TN 37040	367,500	30	7	3.875%	3,039	364,461	117
Arrived NC Meadow, LLC	Certain Lending	9235 Avery Meadows Dr, Charlotte, NC 28216	214,900	30	7	3.875%	2,027	212,873	79
Arrived Homes Series Mimosa, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	6208 Mimosa Gardens Drive, Tuscaloosa, AL 35405	107,500	30	5	6.625%	941	106,559	537
Arrived AR Mojave LLC	Certain Lending	340 N Mojave St, Farmington, AR 72730	163,800	30	7	3.875%	3,425	160,375	133
Arrived SC Murphy, LLC	Certain Lending	211 Doolittle Dr, Chapin, SC 29036	207,270	30	7	3.875%	1,993	205,277	77
Arrived CO Odessa, LLC	Arrived Short Term Notes, LLC	10134 Zeno Street, Commerce City, CO 80022	374,500	30	7	3.875%	3,054	371,446	119
Arrived SC Olive, LLC	Certain Lending	240 Tea Olive Ave, Lexington, SC 29073	126,100	30	5	4.625%	1,709	124,391	67
Arrived CO Oly, LLC	Certain Lending	8880 E 106th Pl, Commerce City, CO 80640	368,200	30	7	3.875%	3,037	365,163	117
Arrived GA Otoro, LLC	Certain Lending	5121 Morrow Lane, Summerville, SC 29485	274,400	30	7	3.875%	2,457	271,943	94
Arrived AR Patrick, LLC	Arvest Bank	4309 W Patrick St, Fayetteville, AR 72704	108,300	10	5	4.000%	383	107,917	22
Arrived Homes Series Peanut, a series of Arrived Homes, LLC	Certain Lending	160 Roscommon Rd, Tuscaloosa, AL 35405	147,000	30	7	4.750%	1,621	145,379	62
Arrived AR Pecan, LLC	Arvest Bank	1929 14th Ave N, Nashville, TN 37208	112,860	10	5	4.000%	389	112,471	23
Arrived GA Piedmont, LLC	Certain Lending	4774 Brookwood Place, Atlanta, GA 30349	192,500	30	7	6.625%	4,102	188,398	153
Arrived AR Pinot, LLC	Certain Lending	763 N Malbec Rd, Fayetteville, AR 72704	210,740	30	5	4.625%	3,442	207,298	136
Arrived AR Plumtree, LLC	Arvest Bank	9363 Sedalia Street, Commerce City, CO 80022	111,150	10	5	4.000%	959	110,191	55
Arrived TN Point, LLC	Certain Lending	1129 Hilliard Lane, Clarksville, TN 37042	267,750	30	7	4.750%	2,421	265,329	92
Arrived NM Redondo, LLC	Arrived Short Term Notes, LLC	27003 E Archer Avenue, Aurora, CO 80018	157,500	30	5	6.625%	1,444	156,056	788
Arrived OH Regency, LLC	Arrived Short Term Notes, LLC	200 Regency Square, Maineville, OH 45039	137,500	30	5	6.990%	1,375	136,125	687

Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived NC Ribbonwalk, LLC	Certain Lending	2712 Trey Court, Ellenwood, GA 30294	224,000	30	7	3.875%	2,093	221,908	81
Arrived SC Ridge, LLC	Certain Lending	308 Oristo Ridge Way, West Columbia, SC 29170	140,400	30	5	4.625%	1,831	138,569	72
Arrived SC River, LLC	Certain Lending	8824 Canary Circle, Colorado Springs, CO 80908	172,250	30	5	4.625%	1,736	170,514	68
Arrived AZ Rooney, LLC	Certain Lending	6377 Winlerkorn Lane, Ooltewah, TN 37363	259,000	30	7	3.875%	2,319	256,682	90
Arrived SC Roseberry, LLC	Certain Lending	5013 Paddy Field Way, Ladson, SC 29456	211,250	30	5	4.625%	1,991	209,259	78
Arrived Homes Series Rosewood, a series of Arrived Homes, LLC	Certain Lending	2633 Lily Way, Northport, AL 35473	189,000	30	7	4.750%	1,903	187,097	72
Arrived TN Roxy, LLC	Certain Lending	3736 Gray Fox Drive, Clarksville, TN 37040	220,500	30	7	4.750%	2,110	218,390	80
Arrived CO Saddlebred, LLC	Certain Lending	6213 Saddlebred Way, Colorado Springs, CO 80925	332,500	30	5	3.875%	2,784	329,716	108
Arrived AZ Saint, LLC	Certain Lending	7713 W Long Boat Way, Tucson, AZ 85757	211,992	30	7	3.875%	2,034	209,957	78
Arrived AR Salem, LLC	Certain Lending	659 N Salem Rd, Fayetteville, AR 72704	212,550	30	5	4.625%	3,483	209,067	137
Arrived NC Saturn, LLC	Certain Lending	923 Jupiter St, Gastonia, NC 28052	139,750	30	5	4.625%	1,539	138,211	60
Arrived AZ Scepter, LLC	Certain Lending	216 E Scepter Ln, Vail, AZ 85641	189,000	30	5	3.875%	1,867	187,134	72
Arrived AR Sequoyah, LLC	Arrived Short Term Notes, LLC	981 E Starling St, Fayetteville, AR 72704	124,000	30	5	6.490%	1,188	122,812	620
Arrived TN Shallowford, LLC	Certain Lending	7258 Noah Reid Road, Chattanooga, TN 37421	181,000	30	7	6.625%	3,897	177,103	146
Arrived SC Shoreline, LLC	Certain Lending	606 Shoreline Blvd, Boiling Springs, SC 29316	211,900	30	5	4.625%	1,827	210,073	72
Arrived NC Sigma, LLC	Certain Lending	116 Canvasback Dr, Durham, NC 27704	269,500	30	7	3.875%	2,402	267,098	92
Arrived AR Soapstone, LLC	Arvest Bank	4672 W Soapstone Dr, Fayetteville, AR 72704	128,250	10	5	4.000%	1,096	127,154	64
Arrived SC Spencer, LLC	Certain Lending	8539 Gold Rush Way, Camby, IN 46113	195,000	30	5	4.625%	2,288	192,713	90

Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived AR Splash, LLC	Arvest Bank	994 S Splash Dr, Fayetteville, AR 72701	122,500	10	5	4.000%	413	122,087	23
Arrived Homes Series Stonebriar, a series of Arrived Homes, LLC	Certain Lending	352 Robin Helton Drive, Boiling Springs, SC 29316	134,400	30	7	4.750%	1,543	132,857	59
Arrived SC Sugar, LLC	Certain Lending	300 Southern Sugar Ave, Moncks Corner, SC 29461	201,500	30	5	4.625%	2,350	199,150	92
Arrived SC Summerset, LLC	Certain Lending	2016 Culloden Dr, Summerville, SC 29483	165,750	30	5	4.625%	2,040	163,710	80
Arrived NM Sundance, LLC	Arrived Short Term Notes, LLC	620 Creekside Avenue SW, Los Lunas, NM 87031	157,500	30	5	6.625%	1,444	156,056	788
Arrived Homes Series Taylor, a series of Arrived Homes, LLC	Certain Lending	3010 Chris Circle, Villa Rica, GA 30180	115,000	30	7	6.625%	2,720	112,280	102
Arrived AZ Terracotta, LLC	Certain Lending	10954 E Oak Grove Pl, Tucson, AZ 85747	222,600	30	7	3.875%	2,110	220,490	81
Arrived Homes Series Tulip, a series of Arrived Homes, LLC	Certain Lending	7339 Tulip Trestle Ct, Northport, AL 35473	221,900	30	7	4.750%	2,112	219,788	81
Arrived AR Tuscan, LLC	Arvest Bank	3474 W Tuscan Rd, Fayetteville, AR 72704	181,480	10	5	4.000%	540	180,940	28
Arrived SC Tuxford, LLC	Certain Lending	10633 Caresso Loop Southwest, Albuquerque, NM 87121	178,500	30	7	3.875%	1,822	176,678	70
Arrived SC Vernon, LLC	Certain Lending	135 McMakin Dr, Lyman, SC 29365	181,837	30	7	3.875%	1,828	180,009	70
Arrived GA Wave, LLC	Certain Lending	3211 SW Stonepoint Avenue, Bentonville, AR 72712	224,000	30	7	3.875%	2,120	221,881	81
Arrived NC Weldon LLC	Certain Lending	914 N Ransom St, Gastonia, NC 28052	136,500	30	5	3.875%	1,522	134,978	59
Arrived AR Wentworth, LLC	Certain Lending	412 Astoria Way, McDonough, GA 30253	158,340	30	7	3.875%	3,007	155,333	116
Arrived TN Wescott, LLC	Certain Lending	416 Sandburg Drive, Clarksville, TN 37042	136,250	30	7	6.125%	3,060	133,190	116
Arrived SC Westchester, LLC	Certain Lending	488 Forest Creek Way, Elgin, SC 29045	198,900	30	5	4.625%	2,328	196,572	91
Arrived TN Wildwood, LLC	Certain Lending	1672 Southern Heights Circle SE, Cleveland, TN 37311	110,000	30	7	5.500%	2,590	107,410	98
Arrived SC Windsor, LLC	Certain Lending	3910 Greico Rd, North Charleston, SC 29420	227,500	30	5	4.625%	2,571	224,929	101
Arrived Homes Series Wisteria, a series of Arrived Homes, LLC	Certain Lending	8304 Stillwater Circle NW, Huntsville, AL 35806	207,477	30	7	4.750%	2,018	205,459	77
			$24,021,338				$283,288	$23,738,051	$16,461

DECEMBER 31, 2024
Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived NC Amber, LLC	Certain Lending	7312 Amberly Hills Rd, Charlotte, NC 28215	$200,830	30	7	3.875%	$2,012	$198,818	$75
Arrived Homes Series Apollo, a series of Arrived Homes, LLC	Certain Lending	609 Marguerite Drive NW, Huntsville, AL 35805	136,500	30	7	5.625%	3,180	133,320	116
Arrived AR Aster, LLC	Certain Lending	490 W Aster Avenue, Farmington, AR 72730	127,500	30	7	6.625%	3,052	124,448	248
Arrived AL Avebury, LLC	Certain Lending	287 Avebury Rd, Meridianville, AL 35759	203,000	30	7	3.875%	2,058	200,942	76
Arrived SC Badminton, LLC	Certain Lending	414 Badminton Ct, Lexington, SC 29072	174,200	30	5	4.625%	2,194	172,006	83
Arrived AZ Bandelier, LLC	Certain Lending	6180 W Bandelier Ct, Tucson, AZ 85742	244,930	30	7	3.875%	2,314	242,616	86
Arrived SC Basil, LLC	Certain Lending	317 Morning Creek Dr, Easley, SC 29640	131,625	30	5	4.625%	1,819	129,806	69
Arrived SC Bayside, LLC	Certain Lending	59 Bayside Ct, Columbia, SC 29229	165,750	30	7	4.625%	2,127	163,623	80
Arrived SC Bedford, LLC	Certain Lending	808 Derby Downs Ct, Elgin, SC 29045	196,000	30	7	3.875%	1,430	194,570	14
Arrived TN Brainerd, LLC	Arrived Short Term Notes, LLC	1307 Vance Road, Chattanooga, TN 37421	145,000	5	5	5.950%	2,115	142,885	725
Arrived AL Brennan, LLC	Certain Lending	1305 19th Avenue SW, Decatur, AL 35601	157,500	30	7	5.625%	3,553	153,947	130
Arrived Homes Series Brooklyn, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	2261 Reece Boulevard, Tuscaloosa, AL 35401	83,000	5	5	5.950%	1,210	81,790	415
Arrived SC Butter, LLC	Certain Lending	162 Lucky Day Dr, Summerville, SC 29486	262,426	30	7	3.875%	2,441	259,985	88
Arrived NC Centennial LLC	Certain Lending	726 Centennial St, Gastonia, NC 28056	-	30	5	4.63%	-	-	6,214
Arrived AR Chaparral, LLC	Arvest Bank	4309 W Chaparral Ln, Fayetteville, AR 72704	104,310	10	5	4.000%	961	103,349	158
Arrived AL Chelsea, LLC	Certain Lending	274 Chelsea Park Rd, Chelsea, AL 35043	215,492	30	7	3.875%	2,143	213,349	79
Arrived TN Chester, LLC	Certain Lending	6097 Amber Forest Trail, Hixson, TN 37343	186,000	30	7	6.625%	4,135	181,865	335
Arrived SC Coatbridge, LLC	Certain Lending	125 Cloverwood Drive SW, Huntsville, AL 35824	175,500	30	5	4.625%	2,213	173,287	84
Arrived NC Collinston, LLC	Certain Lending	1129 Cloud View Drive, Powell, TN 37849	136,500	30	5	3.875%	1,581	134,919	59
Arrived Homes Series Creekwood, a series of Arrived Homes, LLC	Certain Lending	439 N Otoe Street, Farmington, AR 72730	144,750	30	7	6.625%	3,371	141,379	274
Arrived AR Cupcake LLC	Certain Lending	702 Jim Brown Drive, Clarksville, TN 37042	152,989	30	7	3.875%	2,829	150,160	69

Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived GA Cypress, LLC	Certain Lending	3450 Cypress Club Trail, Austell, GA 30106	182,500	30	7	6.625%	3,297	179,203	267
Arrived NC Davidson LLC	Certain Lending	1812 Anthony Drive, Rogers, AR 72756	147,000	30	7	3.875%	1,657	145,343	62
Arrived SC Dawson, LLC	Certain Lending	313 Dawsons Park Dr, Lexington, SC 29072	146,250	30	5	4.625%	1,954	144,296	74
Arrived GA Delta, LLC	Certain Lending	5042 Rapahoe Trl, Atlanta, GA 30349	226,800	30	7	3.875%	2,213	224,587	82
Arrived SC Dewberry, LLC	Certain Lending	130 Bonhomme Cir, Lexington, SC 29072	121,225	30	5	4.625%	1,728	119,497	65
Arrived AZ Diablo, LLC	Certain Lending	6566 S Diablo Dr, Tucson, AZ 85757	207,900	30	7	3.875%	2,078	205,822	77
Arrived SC Dolittle, LLC	Certain Lending	1335 Maxwell Circle, Tuscaloosa, AL 35405	207,577	30	7	3.875%	2,070	205,508	77
Arrived AR Eagle, LLC	Certain Lending	1416 Mutual Drive, Clarksville, TN 37042	135,000	30	7	6.625%	3,182	131,818	115
Arrived SC Eastfair, LLC	Certain Lending	461 Eastfair Dr, Columbia, SC 29209	150,000	30	5	4.625%	1,981	148,019	75
Arrived SC Elevation, LLC	Certain Lending	305 Elevation Ct, Inman, SC 29349	172,250	30	5	4.625%	1,804	170,446	68
Arrived SC Elm, LLC	Certain Lending	1231 Tolliver St, Columbia, SC 29201	107,250	30	5	4.625%	1,382	105,868	52
Arrived GA Emporia, LLC	Certain Lending	625 Emporia Loop, McDonough, GA 30253	245,000	30	7	3.875%	2,336	242,664	86
Arrived CO Ensenada, LLC	Certain Lending	6293 N Ensenada Ct, Aurora, CO 80019	392,000	30	7	3.875%	3,301	388,700	123
Arrived AR Falcon, LLC	Certain Lending	375 Canada Dr, Farmington, AR 72730	135,000	30	7	6.625%	3,191	131,809	115
Arrived SC Forest, LLC	Certain Lending	199 Longford Drive, Summerville, SC 29483	227,500	30	5	4.625%	2,170	225,330	82
Arrived Homes Series Gardens, a series of Arrived Homes, LLC	Certain Lending	2014 Inverness Pkwy, Tuscaloosa, AL 35405	136,500	30	7	4.750%	1,611	134,889	59
Arrived AR Goose, LLC	Certain Lending	561 N Goose Crossing, Farmington, AR 72730	125,750	30	7	6.625%	3,011	122,739	109
Arrived GA Grant, LLC	Certain Lending	1770 Grant Ct, Braselton, GA 30517	259,000	30	7	3.875%	2,408	256,592	90
Arrived SC Greenhill, LLC	Certain Lending	640 Frow Dr, Elgin, SC 29045	227,784	30	7	3.875%	2,219	225,565	82
Arrived Homes Series Grove, a series of Arrived Homes, LLC	Certain Lending	4485 Jack Faulk St, Murfreesboro, TN 37127	157,500	30	7	4.750%	1,754	155,746	64

Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived SC Hadden, LLC	Certain Lending	142 Hadden St, Duncan, SC 29334	143,500	30	7	3.875%	1,649	141,851	61
Arrived TN Hansel, LLC	Certain Lending	2414 Stream View Lane, Morristown, TN 37814	201,995	30	7	6.625%	4,417	197,578	160
Arrived TN Harrison, LLC	Certain Lending	5776 Caney Ridge Circle, Ooltewah, TN 37363	230,000	30	7	6.625%	4,949	225,051	401
Arrived Homes Series Heritage, a series of Arrived Homes, LLC	Certain Lending	332 Madison Grace Avenue, McDonough, GA 30252	203,000	30	7	4.750%	2,071	200,929	76
Arrived SC Heron, LLC	Certain Lending	8334 Whitehaven Drive, North Charleston, SC 29420	200,900	30	7	4.750%	2,057	198,843	74
Arrived NC Holland LLC	Certain Lending	1994 Bridgewater Pass, Hampton, GA 30228	147,000	30	5	4.625%	1,652	145,348	62
Arrived TN Hollandaise, LLC	Certain Lending	741 Hollandale Rd, La Vergne, TN 37086	255,500	30	7	3.875%	2,414	253,086	89
Arrived SC Holloway, LLC	Certain Lending	601 W Czardas Way, Woodruff, SC 29388	221,000	30	5	4.625%	2,607	218,393	99
Arrived TN Jack, LLC	Certain Lending	4434 Jack Faulk St, Murfreesboro, TN 37127	289,629	30	7	4.375%	2,654	286,974	97
Arrived TN Jill, LLC	Certain Lending	2328 Beacon Road, Talbott, TN 37877	201,320	30	7	6.625%	4,418	196,902	358
Arrived NC Jupiter LLC	Certain Lending	520 Yokley Drive, Nashville, TN 37207	139,750	30	5	4.625%	1,604	138,146	60
Arrived AL Kawana, LLC	Certain Lending	28041 Kawana Ct, Harvest, AL 35749	192,500	30	7	3.875%	1,987	190,513	73
Arrived NC KerriAnn, LLC	Certain Lending	1843 Meade Avenue, Nashville, TN 37207	238,000	30	7	3.875%	2,359	235,641	88
Arrived AR Kessler, LLC	Certain Lending	12520 Meadow Oaks Lane, Farmington, AR 72730	128,500	30	7	6.625%	3,062	125,438	221
Arrived SC Kingsley, LLC	Certain Lending	505 Kingsley View Rd, Blythewood, SC 29016	215,000	30	5	4.625%	2,554	212,446	96
Arrived TN Kirkwood, LLC	Certain Lending	1064 Cindy Jo Court, Clarksville, TN 37040	182,000	30	7	4.750%	1,927	180,073	71
Arrived SC Lallie, LLC	Certain Lending	1042 E Sparrow Circle, Fayetteville, AR 72701	240,500	30	5	4.625%	2,778	237,722	105
Arrived Homes Series Lanier, a series of Arrived Homes, LLC	Certain Lending	6464 Flowery Way, Flowery Branch, GA 30542	263,900	30	7	4.750%	2,487	261,413	91

Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived Homes Series Lannister, a series of Arrived Homes, LLC	Certain Lending	2263 Reece Blvd, Tuscaloosa, AL 35401	115,500	30	7	6.125%	2,797	112,704	102
Arrived SC Lennox, LLC	Certain Lending	6030 Thorntons Way Circle, Huntsville, AL 35810	139,750	30	5	4.625%	1,897	137,853	72
Arrived AR Lierly, LLC	Arvest Bank	4203 W Lierly Ln, Fayetteville, AR 72704	131,100	10	5	4.000%	1,164	129,936	192
Arrived CO Lily, LLC	Certain Lending	9799 Desert Lily Cir, Colorado Springs, CO 80925	311,500	30	7	3.875%	2,752	308,748	103
Arrived SC Limestone LLC	Certain Lending	863 Bergenfield Ln, Chapin, SC 29036	203,000	30	5	3.875%	2,026	200,974	76
Arrived TN Litton, LLC	Arrived Short Term Notes, LLC	7304 Calla Crossing, Knoxville, TN 37918	160,000	5	5	5.950%	2,333	157,667	800
Arrived Homes Series Louise, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	2615 Lily Way, Northport, AL 35473	182,000	5	7	4.375%	1,921	180,079	71
Arrived GA Lovejoy, LLC	Certain Lending	2658 Lovejoy Crossing Dr, Hampton, GA 30228	205,100	30	7	3.875%	2,066	203,034	76
Arrived SC Luna, LLC	Certain Lending	417 Hosea Ct, Lexington, SC 29072	150,000	30	5	4.625%	1,981	148,019	75
Arrived Homes Series Lurleen, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	129 Whitestone Drive Northeast, Huntsville, AL 35810	110,000	5	5	6.990%	1,650	108,350	550
Arrived Homes Series Madison, a series of Arrived Homes, LLC	Certain Lending	902 Appleby Street NW, Huntsville, AL 35816	102,500	30	7	6.000%	2,559	99,941	93
Arrived GA Magnolia, LLC	Certain Lending	7088 Luna Mae Court, Boiling Springs, SC 29316	175,000	30	7	5.625%	3,872	171,128	142
Arrived AR Malbec, LLC	Certain Lending	755 N Malbec Rd, Fayetteville, AR 72704	208,585	30	5	4.625%	3,551	205,034	134
Arrived Homes Series Mammoth, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	200 Vernon Walk, McDonough, GA 30252	238,000	5	7	4.750%	2,303	235,697	84
Arrived SC Marietta, LLC	Certain Lending	309 Hayley Marie Lane, Knoxville, TN 37920	152,113	30	7	6.625%	3,508	148,605	284
Arrived SC Matchingham, LLC	Certain Lending	1077 Matchingham Dr, Columbia, SC 29223	146,364	30	7	3.875%	1,653	144,711	62

Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived CO McLovin, LLC	Certain Lending	674 Sly Fox Drive, Clarksville, TN 37040	367,500	30	7	3.875%	3,156	364,344	117
Arrived NC Meadow, LLC	Certain Lending	9235 Avery Meadows Dr, Charlotte, NC 28216	214,900	30	7	3.875%	2,106	212,794	79
Arrived Homes Series Mimosa, a series of Arrived Homes, LLC	Arrived Short Term Notes, LLC	6208 Mimosa Gardens Drive, Tuscaloosa, AL 35405	107,500	5	5	6.625%	1,478	106,022	537
Arrived AR Mojave LLC	Certain Lending	340 N Mojave St, Farmington, AR 72730	163,800	30	7	3.875%	3,558	160,242	133
Arrived SC Murphy, LLC	Certain Lending	211 Doolittle Dr, Chapin, SC 29036	207,270	30	7	3.875%	2,070	205,200	75
Arrived CO Odessa, LLC	Arrived Short Term Notes, LLC	10134 Zeno Street, Commerce City, CO 80022	374,500	5	7	3.875%	3,173	371,327	119
Arrived SC Olive, LLC	Certain Lending	240 Tea Olive Ave, Lexington, SC 29073	126,100	30	5	4.625%	1,776	124,324	67
Arrived CO Oly, LLC	Certain Lending	8880 E 106th Pl, Commerce City, CO 80640	368,200	30	7	3.875%	3,154	365,046	114
Arrived GA Otoro, LLC	Certain Lending	5121 Morrow Lane, Summerville, SC 29485	274,400	30	7	3.875%	2,551	271,849	94
Arrived AR Patrick, LLC	Arvest Bank	4309 W Patrick St, Fayetteville, AR 72704	108,300	10	5	4.000%	405	107,895	66
Arrived Homes Series Peanut, a series of Arrived Homes, LLC	Certain Lending	160 Roscommon Rd, Tuscaloosa, AL 35405	147,000	30	7	4.750%	1,683	145,317	62
Arrived AR Pecan, LLC	Arvest Bank	1929 14th Ave N, Nashville, TN 37208	112,860	10	5	4.000%	412	112,448	68
Arrived GA Piedmont, LLC	Certain Lending	4774 Brookwood Place, Atlanta, GA 30349	192,500	30	7	6.625%	4,255	188,245	345
Arrived AR Pinot, LLC	Certain Lending	763 N Malbec Rd, Fayetteville, AR 72704	210,740	30	5	4.625%	3,578	207,162	136
Arrived AR Plumtree, LLC	Arvest Bank	9363 Sedalia Street, Commerce City, CO 80022	111,150	10	5	4.000%	1,014	110,136	164
Arrived TN Point, LLC	Certain Lending	1129 Hilliard Lane, Clarksville, TN 37042	267,750	30	7	4.750%	2,513	265,237	92
Arrived NM Redondo, LLC	Arrived Short Term Notes, LLC	27003 E Archer Avenue, Aurora, CO 80018	157,500	5	5	6.625%	2,231	155,269	788
Arrived OH Regency, LLC	Arrived Short Term Notes, LLC	200 Regency Square, Maineville, OH 45039	137,500	5	5	6.990%	2,063	135,437	687

Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived NC Ribbonwalk, LLC	Certain Lending	2712 Trey Court, Ellenwood, GA 30294	224,000	30	7	3.875%	2,174	221,827	81
Arrived SC Ridge, LLC	Certain Lending	308 Oristo Ridge Way, West Columbia, SC 29170	140,400	30	5	4.625%	1,903	138,497	72
Arrived SC River, LLC	Certain Lending	8824 Canary Circle, Colorado Springs, CO 80908	172,250	30	5	4.625%	1,804	170,446	68
Arrived AZ Rooney, LLC	Certain Lending	6377 Winlerkorn Lane, Ooltewah, TN 37363	259,000	30	7	3.875%	2,408	256,592	90
Arrived SC Roseberry, LLC	Certain Lending	5013 Paddy Field Way, Ladson, SC 29456	211,250	30	5	4.625%	2,069	209,181	78
Arrived Homes Series Rosewood, a series of Arrived Homes, LLC	Certain Lending	2633 Lily Way, Northport, AL 35473	189,000	30	7	4.750%	1,975	187,025	72
Arrived TN Roxy, LLC	Certain Lending	3736 Gray Fox Drive, Clarksville, TN 37040	220,500	30	7	4.750%	2,190	218,310	80
Arrived CO Saddlebred, LLC	Certain Lending	6213 Saddlebred Way, Colorado Springs, CO 80925	332,500	30	5	3.875%	2,892	329,608	108
Arrived AZ Saint, LLC	Certain Lending	7713 W Long Boat Way, Tucson, AZ 85757	211,992	30	7	3.875%	2,112	209,879	78
Arrived AR Salem, LLC	Certain Lending	659 N Salem Rd, Fayetteville, AR 72704	212,550	30	5	4.625%	3,620	208,930	137
Arrived NC Saturn, LLC	Certain Lending	923 Jupiter St, Gastonia, NC 28052	139,750	30	5	4.625%	1,599	138,151	60
Arrived AZ Scepter, LLC	Certain Lending	216 E Scepter Ln, Vail, AZ 85641	189,000	30	5	3.875%	1,939	187,061	72
Arrived AR Sequoyah, LLC	Arrived Short Term Notes, LLC	981 E Starling St, Fayetteville, AR 72704	124,000	5	5	6.490%	1,808	122,192	620
Arrived TN Shallowford, LLC	Certain Lending	7258 Noah Reid Road, Chattanooga, TN 37421	181,000	30	7	6.625%	4,042	176,958	328
Arrived SC Shoreline, LLC	Certain Lending	606 Shoreline Blvd, Boiling Springs, SC 29316	211,900	30	5	4.625%	1,899	210,001	13
Arrived NC Sigma, LLC	Certain Lending	116 Canvasback Dr, Durham, NC 27704	269,500	30	7	3.875%	2,494	267,006	92
Arrived AR Soapstone, LLC	Arvest Bank	4672 W Soapstone Dr, Fayetteville, AR 72704	128,250	10	5	4.000%	1,160	127,090	192
Arrived SC Spencer, LLC	Certain Lending	8539 Gold Rush Way, Camby, IN 46113	195,000	30	5	4.625%	2,378	192,623	90

Series Name	Lender	Address	Mortgage payables	Term	Interest Only Period	Interest Rate	Unamortized capitalized loan fees	Mortgage Payable, net of unamortized loan fees	Amortization of loan fees
Arrived AR Splash, LLC	Arvest Bank	994 S Splash Dr, Fayetteville, AR 72701	122,500	10	5	4.000%	436	122,064	194
Arrived Homes Series Stonebriar, a series of Arrived Homes, LLC	Certain Lending	352 Robin Helton Drive, Boiling Springs, SC 29316	134,400	30	7	4.750%	1,602	132,798	59
Arrived SC Sugar, LLC	Certain Lending	300 Southern Sugar Ave, Moncks Corner, SC 29461	201,500	30	5	4.625%	2,442	199,058	92
Arrived SC Summerset, LLC	Certain Lending	2016 Culloden Dr, Summerville, SC 29483	165,750	30	5	4.625%	2,120	163,630	80
Arrived NM Sundance, LLC	Arrived Short Term Notes, LLC	620 Creekside Avenue SW, Los Lunas, NM 87031	157,500	5	5	6.625%	2,231	155,269	788
Arrived Homes Series Taylor, a series of Arrived Homes, LLC	Certain Lending	3010 Chris Circle, Villa Rica, GA 30180	115,000	30	7	6.625%	2,821	112,179	229
Arrived AZ Terracotta, LLC	Certain Lending	10954 E Oak Grove Pl, Tucson, AZ 85747	222,600	30	7	3.875%	2,191	220,409	81
Arrived Homes Series Tulip, a series of Arrived Homes, LLC	Certain Lending	7339 Tulip Trestle Ct, Northport, AL 35473	221,900	30	7	4.750%	2,193	219,707	81
Arrived AR Tuscan, LLC	Arvest Bank	3474 W Tuscan Rd, Fayetteville, AR 72704	181,480	10	5	4.000%	568	180,912	197
Arrived SC Tuxford, LLC	Certain Lending	10633 Caresso Loop Southwest, Albuquerque, NM 87121	178,500	30	7	3.875%	1,892	176,608	70
Arrived SC Vernon, LLC	Certain Lending	135 McMakin Dr, Lyman, SC 29365	181,837	30	7	3.875%	1,898	179,939	69
Arrived GA Wave, LLC	Certain Lending	3211 SW Stonepoint Avenue, Bentonville, AR 72712	224,000	30	7	3.875%	2,201	221,800	81
Arrived NC Weldon LLC	Certain Lending	914 N Ransom St, Gastonia, NC 28052	136,500	30	5	3.875%	1,581	134,919	59
Arrived AR Wentworth, LLC	Certain Lending	412 Astoria Way, McDonough, GA 30253	158,340	30	7	3.875%	3,123	155,217	113
Arrived TN Wescott, LLC	Certain Lending	416 Sandburg Drive, Clarksville, TN 37042	136,250	30	7	6.125%	3,176	133,074	116
Arrived SC Westchester, LLC	Certain Lending	488 Forest Creek Way, Elgin, SC 29045	198,900	30	5	4.625%	2,419	196,481	91
Arrived TN Wildwood, LLC	Certain Lending	1672 Southern Heights Circle SE, Cleveland, TN 37311	110,000	30	7	5.500%	2,688	107,312	98
Arrived SC Windsor, LLC	Certain Lending	3910 Greico Rd, North Charleston, SC 29420	227,500	30	5	4.625%	2,672	224,828	101
Arrived Homes Series Wisteria, a series of Arrived Homes, LLC	Certain Lending	8304 Stillwater Circle NW, Huntsville, AL 35806	207,477	30	7	4.750%	2,095	205,382	77
			$24,021,338				$299,749	$23,721,589	$25,245

The mortgages are secured by each series property. As of December 31, 2025 and 2024, the entire principal of the mortgage loans remained outstanding, with maturity dates in excess of one year and thus reflected as non-current liabilities on the consolidated and consolidating balance sheets.

Loan fees incurred in connection with the mortgages were capitalized as a debt discount and are being amortized to interest expense over the life of the loan. For the years ended December 31, 2025 and 2024, the Company recorded amortization of loan fees of $16,461 and $25,245, respectively. For the year ended December 31, 2025, mortgage payable, net of unamortized loan fees of $283,288, was $23,738,051. For the year ended December 31, 2024, mortgage payable, net of unamortized loan fees of $299,749, was $23,721,589.

Arrived Homs Series Centennial, a series of Arrived Homes, LLC, was sold on October 18, 2024. In connection with the sale, the series repaid its outstanding mortgage principal balance of $190,000 and incurred an additional prepayment penalty of $3,800 during the year ended December 31, 2024.

NOTE 6: OPERATIONAL NOTES, RELATED PARTY

As of December 31, 2025 and 2024, certain series obtained promissory notes from Arrived Short Term Notes, LLC, a related party as an affiliate of the sponsor, in aggregate amounts of $2,693,700 and $2,045,300, respectively. The notes are secured by the real property assets of the respective series. The notes bear interest at rates ranging from 6.5% to 7.5% per annum, with interest payable monthly. Principal under each note is due in a lump sum 18 months from the inception date of the respective note. The notes do not contain prepayment penalties. The proceeds were used for property improvements and working capital. Interest expense on these notes for the years ended December 31, 2025 and 2024 was $169,413 and $5,827, respectively.

The related series-level note payable balances are presented in the accompanying consolidating balance sheets. As of December 31, 2025, the Company classified the notes payable as non-current, as repayment within the next twelve months is not anticipated. Arrived Short Term Notes, LLC has indicated its intent to refinance these notes upon maturity.

NOTE 7: MEMBERS’ EQUITY (DEFICIT)

Each series is managed by Arrived Fund Manager, LLC, a Delaware limited liability company and managing member of the Company. Pursuant to the terms of the operating agreement, the manager will provide certain management and advisory services, as well as management team and appropriate support personnel to the Company.

The manager will be responsible for directing the management of series business and affairs, managing the day-to-day affairs, and implementing the series investment strategy. The manager has a unilateral ability to amend the operating agreement and the allocation policy in certain circumstances without the consent of the investors. The investors only have limited voting rights with respect to the series.

The manager has sole discretion in determining what distributions, if any, are made to interest holders except as otherwise limited by law or the operating agreement. The series expects the manager to make distributions on a quarterly basis. However, the manager may change the timing of distributions or determine that no distributions shall be made, in its sole discretion.

Membership Interests

As of December 31, 2025, there were no series that closed on public offerings and there were no reimbursements or fees paid to the manager in connection with such offerings. During the year ended December 31, 2025, Arrived Homes Series Grove received net proceeds of $151. As of December 31, 2024, the following series had offering closes and redemptions as shown in the following table:

Series Name	# of Units Issued	Net proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)	Distribution from proceeds of property sales	Shares redeemed	Redemptions
100	-	-	$-	$-	$-	(130)	$(1,300)
101	-	-	-	-	-	(360)	(3,600)
Abbington	-	-	-	-	-	-	-
Abernant	27,213	252,032	2,721	5,457	-	-	-
Alvin	37,366	345,786	3,737	7,477	-	-	-
Amber	-	-	-	-	-	-	-
Apollo	-	-	-	-	-	(30)	(300)
Aster	-	-	-	-	-	(10)	(100)
Augusta	-	-	-	-	-	-	-
Avebury	-	-	-	-	-	(50)	(500)
Avondale	-	-	-	-	-	-	-
Badminton	-	-	-	-	-	-	-
Ballinger	-	-	-	-	-	-	-
Bandelier	-	-	-	-	-	-	-
Baron	-	-	-	-	-	(54)	(540)
Basil	-	-	-	-	-	-	-
Bayside	-	-	-	-	-	(10)	(100)
Bazzel	-	-	-	-	-	(50)	(500)
Bedford	-	-	-	-	-	-	-
Bella	-	-	-	-	-	-	-
Belle	-	-	-	-	-	-	-
Belvedere	-	-	-	-	-	-	-
Bergenia	-	-	-	-	-	-	-
Blossom	-	-	-	-	-	-	-
Bonneau	-	-	-	-	-	(210)	(2,100)
Brainerd	-	-	-	-	-	-	-
Braxton	-	-	-	-	-	-	-
Brennan	-	-	-	-	-	-	-
Briarwood	-	-	-	-	-	-	-
Brooklyn	-	-	-	-	-	-	-
Burlington	-	-	-	-	-	(100)	(1,000)
Butter	-	-	-	-	-	(10)	(100)
Calvin	-	-	-	-	-	-	-
Camino	-	-	-	-	-	(220)	(2,200)
Cawley	-	-	-	-	-	-	-
Centennial	-	-	-	-	(118,300)	-	-
Chaparral	-	-	-	-	-	-	-
Chelsea	-	-	-	-	-	(50)	(500)
Chester	-	-	-	-	-	(40)	(400)
Chickamauga	-	-	-	-	-	-	-
Chinook	-	-	-	-	-	-	-
Chitwood	-	-	-	-	-	(50)	(500)

Series Name	# of Units Issued	Net proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)	Distribution from proceeds of property sales	Shares redeemed	Redemptions
Clover	-	-	-	-	-	(20)	(200)
Coatbridge	-	-	-	-	-	-	-
Collier	-	-	-	-	-	(30)	(300)
Collinston	-	-	-	-	-	-	-
Conway	-	-	-	-	-	(60)	(600)
Cove	-	-	-	-	-	-	-
Creekside	-	-	-	-	-	(150)	(1,500)
Creekwood	-	-	-	-	-	-	-
Cumberland	-	-	-	-	-	(210)	(2,100)
Cupcake	-	-	-	-	-	-	-
Cypress	-	-	-	-	-	-	-
Daisy	-	-	-	-	-	(260)	(2,600)
Davidson	-	-	-	-	-	-	-
Dawson	-	-	-	-	-	-	-
Delta	-	-	-	-	-	-	-
Dewberry	-	-	-	-	-	-	-
Diablo	-	-	-	-	-	-	-
Dogwood	-	-	-	-	-	-	-
Dolittle	-	-	-	-	-	-	-
Dolly	-	-	-	-	-	(35)	(350)
Dops	-	-	-	-	-	-	-
Dorchester	-	-	-	-	-	(50)	(500)
Dunbar	-	-	-	-	-	(20)	(200)
Eagle	-	-	-	-	-	(100)	(1,000)
Eastfair	-	-	-	-	-	(10)	(100)
Eastwood	-	-	-	-	-	-	-
Elevation	-	-	-	-	-	(10)	(100)
Ella	-	-	-	-	-	(10)	(100)
Ellen	-	-	-	-	-	-	-
Elm	-	-	-	-	-	-	-
Emporia	-	-	-	-	-	-	-
Ensenada	-	-	-	-	-	-	-
Falcon	-	-	-	-	-	(60)	(600)
Felix	-	-	-	-	-	-	-
Fenwick	-	-	-	-	-	-	-
Fletcher	-	-	-	-	-	-	-
Folly	-	-	-	-	-	(40)	(400)
Forest	-	-	-	-	-	-	-
Foster	-	-	-	-	-	-	-
Franklin	-	-	-	-	-	-	-
Gardens	-	-	-	-	-	-	-
General	-	-	-	-	-	-	-
Goose	-	-	-	-	-	(25)	(250)
Grant	-	-	-	-	-	-	-
Greenhill	-	-	-	-	-	-	-
Gretal	-	-	-	-	-	-	-
Grove	10,202	(76)	-	-	-	-	-
Hadden	-	-	-	-	-	(50)	(500)

Series Name	# of Units Issued	Net proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)	Distribution from proceeds of property sales	Shares redeemed	Redemptions
Hansard	-	-	-	-	-	(10)	(100)
Hansel	-	-	-	-	-	-	-
Hargrave	28,019	259,629	2,765	5,609	-	-	-
Harrison	-	-	-	-	-	(195)	(1,950)
Henry	-	-	-	-	-	(140)	(1,400)
Heritage	-	-	-	-	-	-	-
Heron	-	-	-	-	-	-	-
Highland	-	-	-	-	-	(50)	(500)
Hines	-	-	-	-	-	(50)	(500)
Hobbes	-	-	-	-	-	-	-
Holcomb	-	-	-	-	-	-	-
Holland	-	-	-	-	-	-	-
Hollandaise	-	-	-	-	-	(40)	(400)
Holloway	-	-	-	-	-	-	-
Inglewood	-	-	-	-	-	(105)	(1,050)
Irene	-	-	-	-	-	-	-
Jack	-	-	-	-	-	-	-
Jake	-	-	-	-	-	(100)	(1,000)
Jefferson	-	-	-	-	-	-	-
Jill	-	-	-	-	-	-	-
Johnny	-	-	-	-	-	(200)	(2,000)
June	-	-	-	-	-	(50)	(500)
Jupiter	-	-	-	-	-	-	-
Kawana	-	-	-	-	-	-	-
Kennesaw	-	-	-	-	-	(110)	(1,100)
Kenny	-	-	-	-	-	(285)	(2,850)
KerriAnn	-	-	-	-	-	(250)	(2,500)
Kessler	-	-	-	-	-	(10)	(100)
Kingsley	-	-	-	-	-	-	-
Kirkwood	-	-	-	-	-	-	-
Korin	-	-	-	-	-	-	-
Lallie	-	-	-	-	-	-	-
Lanier	-	-	-	-	-	-	-
Lannister	-	-	-	-	-	-	-
Latte	-	-	-	-	-	-	-
Lennox	-	-	-	-	-	-	-
Lierly	-	-	-	-	-	-	-
Lily	-	-	-	-	-	-	-
Limestone	-	-	-	-	-	-	-
Litton	-	-	-	-	-	(10)	(100)
Longwoods	-	-	-	-	-	-	-
Lookout	-	-	-	-	-	(20)	(200)
Loretta	-	-	-	-	-	(870)	(8,700)
Louis	-	-	-	-	-	-	-
Louise	-	-	-	-	-	-	-
Lovejoy	-	-	-	-	-	(50)	(500)
Luna	-	-	-	-	-	-	-
Lurleen	-	-	-	-	-	-	-
Madison	-	-	-	-	-	-	-

Series Name	# of Units Issued	Net proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)	Distribution from proceeds of property sales	Shares redeemed	Redemptions
Mae	-	-	-	-	-	(40)	(400)
Magnolia	-	-	-	-	-	(100)	(1,000)
Malbec	-	-	-	-	-	(10)	(100)
Mammoth	-	-	-	-	-	-	-
Marcelo	-	-	-	-	-	-	-
Marie	-	-	-	-	-	-	-
Marietta	-	-	-	-	-	-	-
Marion	-	-	-	-	-	-	-
Marple	-	-	-	-	-	-	-
Martell	-	-	-	-	-	(30)	(300)
Mary	-	-	-	-	-	-	-
Matchingham	-	-	-	-	-	-	-
McGregor	-	-	-	-	-	-	-
McLovin	-	-	-	-	-	-	-
Meadow	-	-	-	-	-	-	-
Mimosa	-	-	-	-	-	-	-
Mojave	-	-	-	-	-	-	-
Murphy	-	-	-	-	-	-	-
Mycroft	-	-	-	-	-	(20)	(200)
Nugget	-	-	-	-	-	(250)	(2,500)
Odessa	-	-	-	-	-	(10)	(100)
Olive	-	-	-	-	-	-	-
Oly	-	-	-	-	-	-	-
Onyx	-	-	-	-	-	-	-
Oscar	-	-	-	-	-	-	-
Osceola	-	-	-	-	-	-	-
Osprey	-	-	-	-	-	(10)	(100)
Otoro	-	-	-	-	-	(68)	(680)
Palmer	-	-	-	-	-	-	-
Patrick	-	-	-	-	-	-	-
Peanut	-	-	-	-	-	(30)	(300)
Pearl	-	-	-	-	-	(100)	(1,000)
Pecan	-	-	-	-	-	-	-
Peterson	-	-	-	-	-	-	-
Piedmont	-	-	-	-	-	-	-
Pinot	-	-	-	-	-	-	-
Pioneer	-	-	-	-	-	(10)	(100)
Plumtree	-	-	-	-	-	-	-
Point	-	-	-	-	-	-	-
Porthos	-	-	-	-	-	-	-
Quincy	-	-	-	-	-	(375)	(3,750)
Redondo	-	-	-	-	-	-	-
Regency	-	-	-	-	-	-	-
Reginald	-	-	-	-	-	(245)	(2,450)
Reynolds	-	-	-	-	-	(50)	(500)
Ribbonwalk	-	-	-	-	-	-	-
Richardson	-	-	-	-	-	(120)	(1,200)
Richmond	44,809	414,717	4,481	8,962	-	-	-
Ridge	-	-	-	-	-	-	-
Ritter	-	-	-	-	-	(100)	(1,000)
River	-	-	-	-	-	(10)	(100)
Riverwalk	-	-	-	-	-	(20)	(200)
Rooney	-	-	-	-	-	-	-

Series Name	# of Units Issued	Net proceeds from the issuance of membership units	Issuance expense (1%)	Offering expense (2%)	Distribution from proceeds of property sales	Shares redeemed	Redemptions
Roseberry	-	-	-	-	-	-	-
Rosewood	-	-	-	-	-	-	-
Roxy	-	-	-	-	-	-	-
Saddlebred	-	-	-	-	-	(10)	(100)
Saint	-	-	-	-	-	-	-
Sajni	-	-	-	-	-	-	-
Salem	-	-	-	-	-	(20)	(200)
Salinas	-	-	-	-	-	-	-
Saturn	-	-	-	-	-	-	-
Scepter	-	-	-	-	-	(10)	(100)
Sequoyah	-	-	-	-	-	-	-
Shallowford	-	-	-	-	-	-	-
Shoreline	-	-	-	-	-	-	-
Sigma	-	-	-	-	-	-	-
Simon	-	-	-	-	-	-	-
Sims	-	-	-	-	-	-	-
Soapstone	-	-	-	-	-	-	-
Sodalis	-	-	-	-	-	(210)	(2,100)
Spencer	-	-	-	-	-	(20)	(200)
Splash	-	-	-	-	-	-	-
Spring	-	-	-	-	-	-	-
Stonebriar	-	-	-	-	-	-	-
Sugar	-	-	-	-	-	-	-
Summerset	-	-	-	-	-	-	-
Sundance	-	-	-	-	-	-	-
Sunnyside	-	-	-	-	-	-	-
Swift	-	-	-	-	-	-	-
Taylor	-	-	-	-	-	-	-
Terracotta	-	-	-	-	-	-	-
Theodore	-	-	-	-	-	-	-
Tulip	-	-	-	-	-	(30)	(300)
Tuscan	-	-	-	-	-	-	-
Tuscarora	-	-	-	-	-	-	-
Tuxford	-	-	-	-	-	-	-
Vernon	-	-	-	-	-	-	-
Walton	-	-	-	-	-	(150)	(1,500)
Wave	-	-	-	-	-	-	-
Weldon	-	-	-	-	-	-	-
Wellington	-	-	-	-	-	(70)	(700)
Wentworth	-	-	-	-	-	-	-
Wescott	-	-	-	-	-	-	-
Westchester	-	-	-	-	-	-	-
Wildwood	-	-	-	-	-	-	-
Willow	-	-	-	-	-	(160)	(1,600)
Wilson	-	-	-	-	-	(10)	(100)
Winchester	-	-	-	-	-	-	-
Windsor	-	-	-	-	-	-	-
Winston	-	-	-	-	-	(110)	(1,100)
Wisteria	-	-	-	-	-	-	-
	147,610	$1,272,088	$13,704	$27,505	(118,300)	(7,457)	$(74,570)

Distributions

As of December 31, 2025, and 2024, distributions to investors were made by 236 and 241 series, respectively, totaling $1,943,223 and $2,126,831, respectively, which were recognized as a reduction of members’ capital.

The following table reflects the total 2025 and 2024 dividend distributions by series:

Series	2025 Disbursements	2024 Disbursements
100	$16,584	$7,823
101	9,880	16,055
Abbington	20,904	17,337
Abernant	13,221	13,465
Alvin	22,003	20,695
Amber	3,733	3,948
Apollo	1,341	1,533
Aster	2,175	2,832
Augusta	16,115	16,010
Avebury	2,704	2,422
Avondale	14,499	11,934
Badminton	3,972	4,058
Ballinger	15,281	17,500
Bandelier	4,570	2,654
Baron	17,748	13,136
Basil	3,923	4,963
Bayside	4,279	5,301
Bazzel	5,946	7,168
Bedford	2,187	2,492
Bella	11,862	14,292
Belle	8,188	11,633
Belvedere	19,339	18,360
Bergenia	10,433	14,394
Blossom	11,760	9,658
Bonneau	10,000	11,151
Brainerd	6,723	11,109
Braxton	11,899	16,257
Brennan	-	2,213
Briarwood	15,925	15,063
Brooklyn	1,855	4,286
Burlington	16,031	7,733
Butter	5,330	4,999
Calvin	16,645	16,447
Camino	12,724	10,265
Cawley	12,645	18,689
Centennial	-	26,659
Chaparral	8,037	7,210
Chelsea	7,651	6,922
Chester	6,174	5,657
Chickamauga	18,903	19,979
Chinook	13,495	15,300
Chitwood	17,103	17,727

Series	2025 Disbursements	2024 Disbursements
Clover	7,685	12,647
Coatbridge	3,456	2,801
Collier	15,390	13,724
Collinston	1,655	848
Conway	17,706	15,845
Cove	6,528	1,971
Creekside	15,727	16,501
Creekwood	3,494	4,193
Cumberland	13,757	13,412
Cupcake	7,227	8,625
Cypress	4,946	4,552
Daisy	13,874	13,115
Davidson	2,699	1,932
Dawson	2,357	3,333
Delta	130	623
Dewberry	2,987	2,373
Diablo	3,712	3,107
Dogwood	11,585	11,168
Dolittle	4,866	3,757
Dolly	25,256	17,153
Dops	12,513	10,227
Dorchester	4,163	9,172
Dunbar	3,266	3,157
Eagle	5,680	9,870
Eastfair	-	3,497
Eastwood	13,030	8,688
Elevation	1,294	1,696
Ella	10,751	11,488
Ellen	9,272	15,216
Elm	2,438	3,834
Emporia	1,204	5,532
Ensenada	4,713	2,380
Falcon	7,124	7,821
Felix	12,164	13,644
Fenwick	11,180	11,642
Fletcher	13,834	12,325
Folly	9,630	9,345
Forest	2,548	2,613
Foster	11,457	20,937
Franklin	14,264	15,435
Gardens	4,872	4,929
General	20,562	18,989
Goose	7,672	8,771
Grant	7,036	7,893

Series	2025 Disbursements	2024 Disbursements
Greenhill	6,006	6,498
Gretal	20,350	20,350
Grove	797	1,297
Hadden	2,008	4,452
Hansard	14,961	19,822
Hansel	3,125	3,793
Hargrave	5,603	10,393
Harrison	9,145	9,225
Henry	10,389	6,349
Heritage	2,786	2,899
Heron	1,359	1,714
Highland	5,664	9,854
Hines	8,833	5,541
Hobbes	13,568	11,549
Holcomb	13,651	14,591
Holland	3,507	2,678
Hollandaise	3,149	3,840
Holloway	5,297	6,713
Inglewood	20,455	18,828
Irene	13,764	13,936
Jack	4,239	2,055
Jake	13,059	8,735
Jefferson	19,682	18,822
Jill	6,220	8,420
Johnny	18,055	10,862
June	16,053	5,841
Jupiter	3,834	2,636
Kawana	5,890	6,004
Kennesaw	12,747	11,882
Kenny	10,821	9,491
KerriAnn	2,871	2,120
Kessler	1,228	1,741
Kingsley	1,300	4,190
Kirkwood	1,203	3,178
Korin	17,471	17,601
Lallie	-	1,490
Lanier	3,778	3,250
Lannister	2,082	1,410
Latte	8,347	11,554
Lennox	5,381	4,619
Lierly	9,191	9,154
Lily	3,054	3,391
Limestone	2,605	2,180
Litton	10,250	9,117
Longwoods	10,153	14,201
Lookout	14,621	13,351
Loretta	13,084	14,953
Louis	12,639	16,431
Louise	6,246	5,068
Lovejoy	3,868	5,688
Luna	3,554	2,908
Lurleen	1,091	6,269

Series	2025 Disbursements	2024 Disbursements
Madison	4,192	2,953
Mae	12,282	15,872
Magnolia	1,123	1,601
Malbec	4,229	6,477
Mammoth	132	864
Marcelo	12,124	14,960
Marie	24,692	23,434
Marietta	1,108	1,612
Marion	10,434	12,410
Marple	7,299	7,151
Martell	12,320	10,714
Mary	18,162	18,034
Matchingham	5,032	7,359
McGregor	12,205	12,998
McLovin	5,707	7,550
Meadow	4,530	4,330
Mimosa	1,724	7,015
Mojave	5,241	5,989
Murphy	3,875	3,197
Mycroft	8,073	12,483
Nugget	9,925	17,250
Odessa	2,362	6,146
Olive	3,536	6,116
Oly	5,327	5,305
Onyx	10,722	16,409
Oscar	8,209	12,806
Osceola	4,119	9,947
Osprey	10,798	10,436
Otoro	1,085	2,053
Palmer	11,454	14,474
Patrick	5,350	5,258
Peanut	3,376	4,329
Pearl	5,572	19,419
Pecan	7,409	9,739
Peterson	13,365	15,019
Piedmont	2,809	5,411
Pinot	6,527	6,166
Pioneer	19,084	10,161
Plumtree	8,552	10,239
Point	1,693	2,655
Porthos	15,506	18,293
Quincy	17,581	13,812
Redondo	3,446	3,425
Regency	4,556	10,229
Reginald	2,845	6,460
Reynolds	19,543	17,193

Series	2025 Disbursements	2024 Disbursements
Ribbonwalk	1,054	2,498
Richardson	12,698	15,616
Richmond	17,464	18,450
Ridge	3,526	5,210
Ritter	15,469	11,881
River	4,481	6,185
Riverwalk	14,106	11,830
Rooney	5,888	4,951
Roseberry	1,111	6,170
Rosewood	4,612	3,453
Roxy	4,311	4,483
Saddlebred	4,212	5,636
Saint	9,977	9,534
Sajni	10,574	14,355
Salem	2,592	4,803
Salinas	9,132	10,545
Saturn	2,410	2,607
Scepter	3,727	2,695
Sequoyah	5,384	3,163
Shallowford	1,241	2,969
Shoreline	2,029	5,022
Sigma	5,724	6,840
Simon	14,522	18,477
Sims	13,857	14,668
Soapstone	5,931	6,812
Sodalis	4,704	9,328
Spencer	5,951	6,535
Splash	7,357	6,809
Spring	7,048	10,859
Stonebriar	3,019	2,262
Sugar	3,084	4,053
Summerset	3,745	3,278
Sundance	4,839	3,930
Sunnyside	11,302	13,990
Swift	14,099	11,532
Taylor	1,434	3,361
Terracotta	1,089	2,206
Theodore	16,311	17,160
Tulip	3,977	4,540
Tuscan	12,158	10,891
Tuscarora	15,253	19,066
Tuxford	880	1,049
Vernon	3,862	4,222
Walton	8,745	7,728
Wave	837	418
Weldon	3,246	2,766
Wellington	14,639	17,003
Wentworth	8,429	8,760
Wescott	2,610	4,138
Westchester	2,299	5,775
Wildwood	7,599	7,173
Willow	7,664	9,395
Wilson	15,547	16,257
Winchester	11,698	15,671
Windsor	-	4,725
Winston	12,083	12,214
Wisteria	3,919	4,085
	$1,943,223	$2,126,831

2025 Carryforward Presentation

As of December 31, 2025, Unallocated Members’ Capital includes an accumulated deficit of $179,235 related to series transferred out during 2024 that are no longer separately presented in the consolidating financial statements.

The reclassification had no impact on consolidated total members’ equity.

2024 Transfer of Series and Reclassification to Unallocated Members’ Capital

During 2024, series Arlo, Hualapai, Brentwood, Bellevue, Lorenz, Lexie, and Hartsfield transferred to a commonly controlled entity at each series’ cost basis. As of the transfer date, these series had a combined accumulated deficit of $109,947. To preserve continuity in the consolidated financial statements, the Company recognized a liability, “Due to Commonly Controlled Entity,” in the same amount, representing the total net liabilities of the transferred series as of the transfer date. A corresponding amount has been recorded in “Unallocated Members’ Equity (Deficit).”

This liability is not contractually owed and is not expected to be settled in cash. It is presented solely to ensure that the consolidated balance sheet remains in balance and that the consolidated statement of members’ equity appropriately reflects cumulative financial results in accordance with SEC reporting requirements for consolidating financial statements.

As series Campbell was sold in 2023, its accumulated deficit balance of $69,756 was reclassified to unallocated members’ capital in 2024 to reflect its continued inclusion in the Company’s consolidated equity.

The transfer of these series, including their related accumulated deficit balances, was reflected in the 2024 statement of changes in members’ equity (deficit) as a reclassification of disposed and transferred series retained earnings (accumulated deficit).

The accumulated deficit balances transferred in 2024 consisted of $69,756 from the Campbell, $7,349 from the Arlo, $15,017 from the Hualapai, $22,882 from the Brentwood, $11,733 from the Bellevue, $10,612 from the Lorenz, $21,307 from the Lexie, and $20,579 from the Hartsfield, for a total accumulated deficit of $179,235.

NOTE 8: RELATED PARTY TRANSACTIONS

The series’ manager, Arrived Fund Manager, LLC, is a managing member with common management of the series.

Due from (to) Related Party

The series enter into various transactions with the manager and affiliates of the manager in the normal course of operating and financing activities. As of December 31, 2025 and 2024, certain series owed an aggregate of $2,109,385 and $1,386,475, respectively, to the manager, including 2024 amounts related to the initial funding for certain series’ property acquisitions. These advances are interest-free for short term due to (from) related party and do not have defined repayment terms.

During the year ended December 31, 2024, in connection with the October 18, 2024 sale of the property held by Arrived Series Centennial, a series of Arrived Homes, LLC, the series repaid $5,097 to the manager for outstanding related party balances.

Deemed Contributions

During the year ended December 31, 2024, Arrived Series Centennial received deemed contributions from the manager totaling $3,523 related to the forgiveness of amounts previously due to the manager. No such contributions were recognized during the year ended December 31, 2025.

Management Compensation

The following table reflects details of the total fees paid by series to the manager for the years ended December 31, 2025 and 2024.

December 31, 2025
Series	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
100	$7,058	$-	$1,501
101	7,265	-	1,243
Abbington	5,541	-	1,738
Abernant	1,363	-	691
Alvin	1,905	-	1,585
Amber	1,464	-	600
Apollo	1,074	-	260
Aster	1,530	-	710
Augusta	1,787	-	1,102
Avebury	1,503	-	352
Avondale	1,980	-	1,075
Badminton	1,102	-	547
Ballinger	1,791	-	1,171
Bandelier	1,477	-	1,099
Baron	6,531	-	2,145
Basil	956	-	505
Bayside	1,230	-	537
Bazzel	2,913	-	438
Bedford	1,232	-	559
Bella	1,830	-	1,111
Belle	2,640	-	807
Belvedere	1,770	-	1,389
Bergenia	1,302	-	556
Blossom	1,530	-	715
Bonneau	2,016	-	1,445
Brainerd	1,740	-	893
Braxton	1,941	-	974
Brennan	1,350	-	345
Briarwood	1,260	-	643
Brooklyn	996	-	257
Burlington	7,441	-	1,976
Butter	1,611	-	688
Calvin	1,410	-	1,074
Camino	1,590	-	360
Cawley	1,884	-	1,016
Centennial	-	-	-
Chaparral	1,048	-	787
Chelsea	1,634	-	469
Chester	2,232	-	1,411
Chickamauga	2,234	-	1,419
Chinook	1,830	-	1,109
Chitwood	2,310	-	1,488
Clover	3,820	-	434
Coatbridge	1,312	-	455

December 31, 2025
Series	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Collier	4,109	-	1,378
Collinston	1,031	-	383
Conway	4,110	-	2,443
Cove	1,260	-	374
Creekside	1,869	-	1,038
Creekwood	1,737	-	452
Cumberland	1,770	-	787
Cupcake	1,092	-	779
Cypress	2,190	-	934
Daisy	1,812	-	816
Davidson	925	-	359
Dawson	1,099	-	432
Delta	1,455	-	478
Dewberry	924	-	506
Diablo	1,446	-	1,076
Dogwood	2,806	-	435
Dolittle	1,339	-	860
Dolly	4,140	-	2,646
Dops	1,230	-	388
Dorchester	4,023	-	1,298
Dunbar	3,734	-	545
Eagle	1,620	-	1,072
Eastfair	860	-	683
Eastwood	1,910	-	1,192
Elevation	1,258	-	412
Ella	1,560	-	883
Ellen	1,497	-	692
Elm	821	-	408
Emporia	1,815	-	747
Ensenada	2,320	-	1,946
Falcon	1,620	-	1,195
Felix	1,488	-	720
Fenwick	1,800	-	934
Fletcher	1,056	-	545
Folly	3,630	-	1,334
Forest	1,632	-	1,034
Foster	1,879	-	984
Franklin	1,800	-	1,227
Gardens	1,164	-	360
General	1,890	-	1,702
Goose	1,509	-	968
Grant	1,631	-	600
Greenhill	1,405	-	622
Gretal	2,700	-	1,516
Grove	1,051	-	269
Hadden	1,109	-	369
Hansard	1,817	-	1,460
Hansel	2,424	-	1,171
Hargrave	1,395	-	766
Harrison	2,760	-	1,907

December 31, 2025
Series	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Henry	2,472	-	753
Heritage	1,511	-	602
Heron	1,548	-	492
Highland	1,638	-	384
Hines	2,966	-	785
Hobbes	1,395	-	691
Holcomb	4,095	-	571
Holland	1,034	-	326
Hollandaise	1,646	-	979
Holloway	1,478	-	656
Inglewood	4,074	-	2,251
Irene	1,056	-	518
Jack	2,177	-	1,171
Jake	6,763	-	2,035
Jefferson	1,643	-	1,270
Jill	2,416	-	1,334
Johnny	6,679	-	2,345
June	6,679	-	1,759
Jupiter	1,053	-	378
Kawana	1,497	-	448
Kennesaw	4,882	-	803
Kenny	4,140	-	1,176
KerriAnn	1,464	-	474
Kessler	1,542	-	574
Kingsley	1,269	-	559
Kirkwood	1,381	-	225
Korin	1,673	-	1,142
Lallie	1,697	-	289
Lanier	1,681	-	440
Lannister	1,034	-	236
Latte	4,174	-	750
Lennox	1,059	-	451
Lierly	946	-	958
Lily	2,438	-	1,608
Limestone	1,385	-	526
Litton	1,920	-	1,387
Longwoods	1,620	-	907
Lookout	3,992	-	1,099
Loretta	4,110	-	1,845
Louis	1,622	-	906
Louise	1,323	-	485
Lovejoy	1,525	-	485
Luna	907	-	460
Lurleen	1,320	-	383
Madison	1,467	-	355
Mae	2,122	-	479
Magnolia	1,354	-	493
Malbec	1,379	-	1,104
Mammoth	1,489	-	510
Marcelo	1,710	-	783

December 31, 2025
Series	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Marie	1,911	-	1,627
Marietta	1,825	-	534
Marion	1,530	-	946
Marple	1,056	-	311
Martell	1,560	-	1,027
Mary	1,628	-	1,194
Matchingham	952	-	475
McGregor	3,537	-	1,046
McLovin	2,200	-	2,179
Meadow	1,591	-	474
Mimosa	1,290	-	738
Mojave	1,160	-	862
Murphy	1,306	-	497
Mycroft	1,080	-	417
Nugget	6,391	-	1,453
Odessa	2,204	-	1,657
Olive	1,373	-	469
Oly	2,191	-	2,035
Onyx	1,950	-	747
Oscar	1,500	-	858
Osceola	1,680	-	525
Osprey	4,046	-	572
Otoro	2,042	-	496
Palmer	1,758	-	1,019
Patrick	1,131	-	691
Peanut	1,133	-	348
Pearl	6,257	-	810
Pecan	1,068	-	826
Peterson	1,355	-	886
Piedmont	2,310	-	1,464
Pinot	1,392	-	1,459
Pioneer	6,558	-	2,251
Plumtree	1,088	-	758
Point	1,701	-	1,171
Porthos	1,812	-	1,395
Quincy	3,300	-	2,083
Redondo	1,890	-	1,423
Regency	1,650	-	952
Reginald	2,610	-	596
Reynolds	4,928	-	795
Ribbonwalk	1,390	-	426
Richardson	1,890	-	891
Richmond	2,279	-	1,363
Ridge	1,053	-	539
Ritter	5,808	-	1,555
River	1,277	-	1,250
Riverwalk	4,572	-	1,801
Rooney	1,565	-	1,436
Roseberry	1,464	-	618
Rosewood	1,454	-	421
Roxy	1,436	-	1,227
Saddlebred	1,984	-	1,955

December 31, 2025
Series	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Saint	1,479	-	1,359
Sajni	1,800	-	1,436
Salem	1,338	-	898
Salinas	1,380	-	867
Saturn	1,053	-	505
Scepter	1,178	-	657
Sequoyah	1,488	-	931
Shallowford	2,172	-	1,088
Shoreline	1,249	-	460
Sigma	1,640	-	808
Simon	1,734	-	962
Sims	1,637	-	954
Soapstone	1,000	-	1,013
Sodalis	1,740	-	774
Spencer	1,388	-	515
Splash	1,119	-	808
Spring	1,488	-	473
Stonebriar	1,091	-	403
Sugar	1,471	-	516
Summerset	1,189	-	769
Sundance	1,890	-	1,219
Sunnyside	1,355	-	793
Swift	3,956	-	653
Taylor	1,380	-	480
Terracotta	1,398	-	652
Theodore	1,720	-	1,117
Tulip	1,664	-	538
Tuscan	1,655	-	1,576
Tuscarora	2,016	-	1,428
Tuxford	1,375	-	559
Vernon	1,163	-	468
Walton	3,470	-	979
Wave	1,433	-	611
Weldon	1,031	-	382
Wellington	2,430	-	728
Wentworth	1,125	-	1,033
Wescott	2,016	-	743
Westchester	1,821	-	572
Wildwood	1,504	-	830
Willow	1,758	-	633
Wilson	2,310	-	1,344
Winchester	1,590	-	1,159
Windsor	1,572	-	436
Winston	1,974	-	425
Wisteria	1,306	-	510
	$492,056	$-	$217,068

December 31, 2024
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
100	$-	$-	$-	$7,058	$-	$1,058
101	-	-	-	7,265	-	2,131
Abbington	-	-	-	5,541	-	1,706
Abernant	7,950	3,970	5,457	1,363	2,500	531
Alvin	11,110	5,550	7,477	1,905	2,500	1,387
Amber	-	-	-	1,464	-	194
Apollo	-	-	-	1,074	-	58
Aster	-	-	-	1,530	-	667
Augusta	-	-	-	1,787	-	1,075
Avebury	-	-	-	1,503	-	282
Avondale	-	-	-	1,980	-	827
Badminton	-	-	-	1,102	-	387
Ballinger	-	-	-	1,791	-	1,023
Bandelier	-	-	-	1,477	-	857
Baron	-	-	-	6,531	-	1,473
Basil	-	-	-	956	-	440
Bayside	-	-	-	1,230	-	490
Bazzel	-	-	-	2,913	-	393
Bedford	-	-	-	1,232	-	66
Bella	-	-	-	1,830	-	1,027
Belle	-	-	-	2,640	-	469
Belvedere	-	-	-	1,770	-	1,363
Bergenia	-	-	-	1,302	-	715
Blossom	-	-	-	1,530	-	529
Bonneau	-	-	-	2,016	-	1,404
Brainerd	-	-	-	1,740	-	1,315
Braxton	-	-	-	1,941	-	941
Brennan	-	-	-	1,350	-	722
Briarwood	-	-	-	1,260	-	561
Brooklyn	-	-	-	996	-	409
Burlington	-	-	-	7,441	-	1,550
Butter	-	-	-	1,611	-	360
Calvin	-	-	-	1,410	-	899
Camino	-	-	-	1,590	-	(76)
Cawley	-	-	-	1,884	-	1,267
Centennial	-	-	-	887	-	(108)
Chaparral	-	-	-	1,048	-	545
Chelsea	-	-	-	1,634	-	306
Chester	-	-	-	2,232	-	1,190
Chickamauga	-	-	-	2,234	-	1,387
Chinook	-	-	-	1,830	-	1,075
Chitwood	-	-	-	2,310	-	1,450
Clover	-	-	-	3,820	-	170
Coatbridge	-	-	-	1,553	-	195
Collier	-	-	-	4,109	-	1,334
Collinston	-	-	-	1,031	-	(62)
Conway	-	-	-	4,110	-	2,013
Cove	-	-	-	1,260	-	(151)

December 31, 2024
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Creekside	-	-	-	1,869	-	1,030
Creekwood	-	-	-	1,737	-	444
Cumberland	-	-	-	1,770	-	615
Cupcake	-	-	-	1,092	-	532
Cypress	-	-	-	2,190	-	454
Daisy	-	-	-	1,812	-	802
Davidson	-	-	-	925	-	323
Dawson	-	-	-	1,099	-	192
Delta	-	-	-	1,455	-	154
Dewberry	-	-	-	924	-	197
Diablo	-	-	-	1,446	-	1,003
Dogwood	-	-	-	2,806	-	(237)
Dolittle	-	-	-	1,339	-	491
Dolly	-	-	-	4,140	-	2,010
Dops	-	-	-	1,230	-	299
Dorchester	-	-	-	4,023	-	969
Dunbar	-	-	-	3,734	-	835
Eagle	-	-	-	1,620	-	761
Eastfair	-	-	-	860	-	62
Eastwood	-	-	-	1,910	-	372
Elevation	-	-	-	1,258	-	130
Ella	-	-	-	1,560	-	902
Ellen	-	-	-	1,497	-	1,170
Elm	-	-	-	821	-	532
Emporia	-	-	-	1,815	-	236
Ensenada	-	-	-	2,320	-	1,404
Falcon	-	-	-	1,620	-	831
Felix	-	-	-	1,488	-	480
Fenwick	-	-	-	1,800	-	1,053
Fletcher	-	-	-	1,056	-	523
Folly	-	-	-	3,630	-	1,325
Forest	-	-	-	1,632	-	404
Foster	-	-	-	1,879	-	1,415
Franklin	-	-	-	1,800	-	1,219
Gardens	-	-	-	1,164	-	560
General	-	-	-	1,890	-	1,748
Goose	-	-	-	1,509	-	848
Grant	-	-	-	1,631	-	554
Greenhill	-	-	-	1,405	-	275
Gretal	-	-	-	2,700	-	1,459
Grove	-	-	-	1,051	-	179
Hadden	-	-	-	1,109	-	203
Hansard	-	-	-	1,817	-	1,302
Hansel	-	-	-	2,424	-	838
Hargrave	8,130	4,060	5,609	1,395	2,500	211
Harrison	-	-	-	2,760	-	1,867
Henry	-	-	-	2,472	-	496
Heritage	-	-	-	1,511	-	359
Heron	-	-	-	1,548	-	225
Highland	-	-	-	1,638	-	201

December 31, 2024
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Hines	-	-	-	2,966	-	487
Hobbes	-	-	-	1,395	-	472
Holcomb	-	-	-	4,095	-	387
Holland	-	-	-	1,034	-	50
Hollandaise	-	-	-	1,646	-	729
Holloway	-	-	-	1,478	-	260
Inglewood	-	-	-	4,074	-	2,064
Irene	-	-	-	1,056	-	499
Jack	-	-	-	2,177	-	863
Jake	-	-	-	6,763	-	2,068
Jefferson	-	-	-	1,643	-	1,219
Jill	-	-	-	2,416	-	1,261
Johnny	-	-	-	6,679	-	1,634
June	-	-	-	6,679	-	1,180
Jupiter	-	-	-	1,053	-	352
Kawana	-	-	-	1,497	-	175
Kennesaw	-	-	-	4,882	-	387
Kenny	-	-	-	4,140	-	1,025
KerriAnn	-	-	-	1,464	-	185
Kessler	-	-	-	1,542	-	553
Kingsley	-	-	-	1,269	-	390
Kirkwood	-	-	-	1,381	-	739
Korin	-	-	-	1,673	-	1,103
Lallie	-	-	-	1,697	-	420
Lanier	-	-	-	1,681	-	554
Lannister	-	-	-	1,034	-	62
Latte	-	-	-	4,174	-	112
Lennox	-	-	-	1,059	-	350
Lierly	-	-	-	946	-	566
Lily	-	-	-	2,438	-	1,414
Limestone	-	-	-	1,385	-	245
Litton	-	-	-	1,920	-	1,047
Longwoods	-	-	-	1,620	-	1,075
Lookout	-	-	-	3,992	-	1,109
Loretta	-	-	-	4,110	-	2,371
Louis	-	-	-	1,622	-	979
Louise	-	-	-	1,323	-	117
Lovejoy	-	-	-	1,525	-	298
Luna	-	-	-	907	-	302
Lurleen	-	-	-	1,320	-	174
Madison	-	-	-	1,467	-	160
Mae	-	-	-	2,122	-	213
Magnolia	-	-	-	1,354	-	174
Malbec	-	-	-	1,379	-	1,279
Mammoth	-	-	-	1,489	-	786
Marcelo	-	-	-	1,710	-	811
Marie	-	-	-	2,389	-	1,555
Marietta	-	-	-	1,825	-	72
Marion	-	-	-	1,530	-	931
Marple	-	-	-	1,056	-	40
Martell	-	-	-	1,560	-	843
Mary	-	-	-	1,628	-	1,171

December 31, 2024
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Matchingham	-	-	-	952	-	302
McGregor	-	-	-	4,343	-	918
McLovin	-	-	-	2,200	-	2,155
Meadow	-	-	-	1,591	-	354
Mimosa	-	-	-	1,290	-	505
Mojave	-	-	-	1,160	-	366
Murphy	-	-	-	1,306	-	232
Mycroft	-	-	-	1,080	-	523
Nugget	-	-	-	6,391	-	1,934
Odessa	-	-	-	2,204	-	1,987
Olive	-	-	-	1,373	-	259
Oly	-	-	-	2,191	-	1,840
Onyx	-	-	-	1,950	-	421
Oscar	-	-	-	1,500	-	543
Osceola	-	-	-	1,680	-	305
Osprey	-	-	-	4,046	-	4
Otoro	-	-	-	2,042	-	559
Palmer	-	-	-	1,758	-	893
Patrick	-	-	-	1,131	-	445
Peanut	-	-	-	1,133	-	619
Pearl	-	-	-	6,257	-	1,771
Pecan	-	-	-	1,068	-	470
Peterson	-	-	-	1,355	-	691
Piedmont	-	-	-	2,310	-	1,414
Pinot	-	-	-	1,392	-	1,209
Pioneer	-	-	-	6,558	-	1,892
Plumtree	-	-	-	1,088	-	214
Point	-	-	-	1,701	-	677
Porthos	-	-	-	1,812	-	1,363
Quincy	-	-	-	3,300	-	2,070
Redondo	-	-	-	1,890	-	972
Regency	-	-	-	1,650	-	1,373
Reginald	-	-	-	2,610	-	1,441
Reynolds	-	-	-	4,928	-	468
Ribbonwalk	-	-	-	1,390	-	510
Richardson	-	-	-	1,890	-	910
Richmond	13,290	6,640	8,962	2,279	2,500	1,564
Ridge	-	-	-	1,053	-	806
Ritter	-	-	-	5,808	-	1,359
River	-	-	-	1,277	-	(36)
Riverwalk	-	-	-	4,572	-	1,379
Rooney	-	-	-	1,565	-	1,112
Roseberry	-	-	-	1,464	-	432
Rosewood	-	-	-	1,454	-	340
Roxy	-	-	-	1,436	-	1,133
Saddlebred	-	-	-	1,984	-	1,629
Saint	-	-	-	1,479	-	1,252
Sajni	-	-	-	1,800	-	1,579

December 31, 2024
Series	Sourcing fees	Financing and holding fees	Offering expenses	Asset management fee	Reimbursements of acquisition expenses	Property management fee, related party
Salem	-	-	-	1,338	-	461
Salinas	-	-	-	1,380	-	811
Saturn	-	-	-	1,053	-	254
Scepter	-	-	-	1,178	-	911
Sequoyah	-	-	-	1,488	-	464
Shallowford	-	-	-	2,172	-	762
Shoreline	-	-	-	1,249	-	488
Sigma	-	-	-	1,640	-	420
Simon	-	-	-	1,734	-	1,171
Sims	-	-	-	1,637	-	931
Soapstone	-	-	-	1,000	-	533
Sodalis	-	-	-	1,740	-	934
Spencer	-	-	-	1,388	-	495
Splash	-	-	-	1,119	-	365
Spring	-	-	-	1,488	-	186
Stonebriar	-	-	-	1,091	-	254
Sugar	-	-	-	1,471	-	205
Summerset	-	-	-	1,189	-	209
Sundance	-	-	-	1,890	-	894
Sunnyside	-	-	-	1,355	-	592
Swift	-	-	-	3,956	-	301
Taylor	-	-	-	1,380	-	355
Terracotta	-	-	-	1,398	-	390
Theodore	-	-	-	1,720	-	1,008
Tulip	-	-	-	1,664	-	309
Tuscan	-	-	-	1,655	-	414
Tuscarora	-	-	-	2,016	-	1,483
Tuxford	-	-	-	1,375	-	187
Vernon	-	-	-	1,163	-	199
Walton	-	-	-	3,470	-	964
Wave	-	-	-	1,433	-	353
Weldon	-	-	-	1,031	-	241
Wellington	-	-	-	2,430	-	410
Wentworth	-	-	-	1,125	-	1,422
Wescott	-	-	-	2,016	-	715
Westchester	-	-	-	1,821	-	394
Wildwood	-	-	-	1,504	-	811
Willow	-	-	-	1,758	-	464
Wilson	-	-	-	2,310	-	1,222
Winchester	-	-	-	1,590	-	858
Windsor	-	-	-	1,572	-	503
Winston	-	-	-	1,974	-	39
Wisteria	-	-	-	1,306	-	537
	$40,480	$20,220	$27,505	$494,467	$10,000	$179,497

NOTE 9: INCOME TAXES

Deferred tax assets and liabilities are recognized for temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as for net operating loss carryforwards. As of December 31, 2025 and 2024, gross deferred tax assets were approximately $1,905,000 and $1,540,000, respectively, primarily attributable to net operating loss carryforwards.

Deferred tax assets are recognized to the extent that management believes such amounts are more likely than not to be realized. In making this determination, management considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. Based on the cumulative losses incurred by the series in 2025 and 2024, management concluded that a full valuation allowance was required as of December 31, 2025 and 2024. Accordingly, a valuation allowance of approximately $1,905,000 and $1,540,000 was recorded as of December 31, 2025 and 2024, respectively.

Deferred tax assets were calculated using the Company’s and each series applicable federal and state enacted tax rates, which ranged from 21.0% to 28.0% based on the state in which the respective series is subject to tax. For series that incurred net losses, the related deferred tax assets were fully offset by a valuation allowance; accordingly, no income tax benefit was recognized for 2025 or 2024. For series that generated net income, no current federal or state income tax expense was recorded for 2025 because the Company expects that such taxable income will be reduced by available net operating loss carryforwards, subject to the applicable limitation, and that any remaining REIT taxable income will not result in material entity-level federal tax due to distributions made in accordance with the REIT requirements. Accordingly, the effective tax rate was 0% for 2025 and 2024.

As of December 31, 2025 and 2024, the Company and its series had net operating loss carryforwards available to offset future taxable income in the amount of $7,629,992 and $6,136,165, respectively. These federal net operating loss carryforwards may be carried forward indefinitely; however, their utilization is generally limited to 80% of taxable income in any future year. State net operating loss carryforwards may have different carryforward periods and utilization limitations depending on the applicable jurisdiction.

The Company and its series’ policy is to record interest and penalties associated with unrecognized tax benefits as a component of income tax expense in the consolidated and consolidating statements of comprehensive income (loss). As of December 31, 2025 and 2024, the Company and its series had no unrecognized tax benefits and did not incur any interest or penalties related to uncertain tax positions. Accordingly, no accrual for uncertain tax positions was recorded as of those dates.

The Company and its series are not currently subject to any income tax audits in any taxing jurisdiction. U.S. federal and applicable state returns for tax years 2022 and forward remain subject to examination.

ITEM 8. EXHIBITS

Exhibit No.	Description
2.1*	Certificate of Formation of Arrived Homes, LLC
2.2*	Operating Agreement of Arrived Homes, LLC
3.1*	Form of Series Designation of Arrived Homes Series [*] LLC, a series of Arrived Homes, LLC
4.1*	Form of subscription agreement of Arrived Homes Series [*] LLC, a Series of Arrived Homes, LLC
6.1*	Broker Dealer Agreement, dated September 23, 2020, between Arrived Homes LLC and Dalmore Group, LLC
6.2*	Form of Purchase and Sale Agreement dated October 26, 2020, between Arrived Holdings, Inc. and Arrived Homes Series Lierly LLC, a series of Arrived Homes, LLC
6.3*	Form of Promissory Note between Arrived Homes Series Lierly LLC, a series of Arrived Holdings, LLC, and Arrived Holdings, Inc.
6.4*	Form of Property Management Agreement dated [*], 202[*], between Blue Canopy Realty and Arrived Homes Series [*] LLC, a series of Arrived Homes, LLC
6.5*	Form of Purchase and Sale Agreement dated October 26, 2020, between Arrived Holdings, Inc. and Arrived Homes Series Soapstone LLC, a series of Arrived Homes, LLC
6.6*	Promissory Note between Arrived Homes Series Soapstone LLC, a series of Arrived Holdings, LLC, and Arrived Holdings, Inc.
6.7*	Form of Purchase and Sale Agreement dated January 4, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Patrick LLC, a series of Arrived Homes, LLC
6.8*	Form of Software and Services License Agreement dated [*], 2020 by and between North Capital Investment Technology, Inc. and Arrived Holdings, Inc.
6.9*	Promissory Note between Arrived Homes Series Patrick LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated January 4, 2021
6.10*	Form of Purchase and Sale Agreement dated January 1, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Pecan LLC, a series of Arrived Homes, LLC
6.11*	Promissory Note between Arrived Homes Series Pecan LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated January 1, 2021
6.12*	Form of Membership Interest Purchase Agreement dated January 4, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Plumtree LLC, a series of Arrived Homes, LLC
6.13*	Promissory Note between Arrived Homes Series Plumtree LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated January 4, 2021
6.14*	Form of Membership Interest Purchase Agreement dated January 14, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Chaparral LLC, a series of Arrived Homes, LLC
6.15*	Promissory Note between Arrived Homes Series Chaparral LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated January 14, 2021
6.16*	Membership Interest Purchase Agreement dated April 30, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Splash LLC, a series of Arrived Homes, LLC
6.17*	Promissory Note between Arrived Homes Series Splash LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated April 30, 2021
6.18*	Membership Interest Purchase Agreement dated May 12, 2021, between Arrived Holdings, Inc. and Arrived Homes Series Tuscan LLC, a series of Arrived Homes, LLC
6.19*	Promissory Note between Arrived Homes Series Tuscan LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated May 12, 2021

6.20*	Contract of Sale Residential dated May 11, 2021 by and between the seller and Arrived SC Kingsley, LLC
6.21*	Promissory Note between Arrived Homes Series Kingsley LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated June 1, 2021
6.22*	Offer to Purchase and Contract dated May 14, 2021 by and between certain sellers and Arrived NC Centennial, LLC
6.23*	Promissory Note between Arrived Homes Series Centennial LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated June 7, 2021
6.24*	Contract of Sale Residential dated May 14, 2021 by and between the seller named therein and Arrived SC Eastfair, LLC
6.25*	Promissory Note between Arrived Homes Series Eastfair LLC, a series of Arrived Homes, LLC and Arrived Holdings, Inc. dated June 4, 2021
6.26*	Purchase and Sale Agreement dated May 13, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Badminton Property
6.27*	Purchase and Sale Agreement dated May 21, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Basil Property
6.28*	Purchase and Sale Agreement dated May 15, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Eastfair Property
6.29*	Purchase and Sale Agreement dated May 12, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Holloway Property
6.30*	Purchase and Sale Agreement dated May 11, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Kingsley Property
6.31*	Purchase and Sale Agreement dated May 21, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Lallie Property
6.32*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Pinot Property
6.32.1*	Counteroffer to Offer dated March 27, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Pinot Property
6.33*	Purchase and Sale Agreement dated March 26, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Salem Property
6.33.1*	Counteroffer to Offer dated March 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Salem Property
6.34*	Purchase and Sale Agreement dated May 24, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Shoreline Property
6.35*	Purchase and Sale Agreement dated May 24, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Spencer Property
6.36*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Splash Property
6.36.1*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Splash Property
6.37*	Purchase and Sale Agreement dated May 14, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Centennial Property
6.38*	Purchase and Sale Agreement dated May 25, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Dewberry Property
6.39*	Purchase and Sale Agreement dated May 11, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Luna Property

6.40*	Purchase and Sale Agreement dated March 27, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Malbec Property
6.41*	Purchase and Sale Agreement dated June 2, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Roseberry Property
6.42*	Purchase and Sale Agreement dated May 21, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Summerset Property
6.43*	Purchase and Sale Agreement dated March 27, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Tuscan Property
6.43.1*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Tuscan Property
6.44*	Purchase and Sale Agreement dated June 3, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Windsor Property
6.45*	Form of Property Management Agreement dated [*], 20[*], between Great Jones and Arrived Homes Series [*], a series of Arrived Homes, LLC
6.46*	Form of Promissory Note between Arrived Holdings, Inc. and Arrived Homes Series [*], a Series of Arrived Homes, LLC
6.47*	Form of Lease Agreement between Tenant and Arrived Homes Series [*], a Series of Arrived Homes, LLC through its Authorized Agent, Blue Canopy Realty LLC
6.48*	Purchase and Sale Agreement dated August 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Amber Property
6.49*	Purchase and Sale Agreement dated June 4, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Bayside Property
6.49.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bayside dated June 22, 2021 for Series Bayside Property
6.50*	Purchase and Sale Agreement dated June 8, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Coatbridge Property
6.50.1*	Addendum to Purchase and Sale Agreement dated June 8, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Coatbridge Property
6.51*	Purchase and Sale Agreement dated July 19, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Collinston Property
6.52*	Purchase and Sale Agreement dated June 4, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Dawson Property
6.53*	Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Elevation Property
6.53.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Elevation dated July 15, 2021 for Series Elevation Property
6.54*	Purchase and Sale Agreement dated May 20, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Elm Property
6.54.1*	Addendum to Purchase and Sale Agreement dated May 20, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Elm Property
6.55*	Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Forest Property
6.55.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Forest dated July 15, 2021 for Series Forest Property
6.56*	Purchase and Sale Agreement dated June 12, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Holland Property

6.57*	Purchase and Sale Agreement dated June 8, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Jupiter Property
6.58*	Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Lennox Property
6.58.1*	Addendum to Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Lennox Property
6.59*	Purchase and Sale Agreement dated August 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Lily Property
6.60*	Purchase and Sale Agreement dated June 13, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Limestone Property
6.60.1*	Addendum to Purchase and Sale Agreement dated June 13, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Limestone Property
6.60.2*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Limestone dated August 5, 2021 for Series Limestone Property
6.61*	Purchase and Sale Agreement dated August 22, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Meadow Property
6.62*	Purchase and Sale Agreement dated August 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Odessa Property
6.62.1*	Counteroffer to Offer Dated September 1, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Odessa Property
6.63*	Purchase and Sale Agreement dated June 10, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Olive Property
6.63.1*	Addendum to Purchase and Sale Agreement dated June 10, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Olive Property
6.64*	Purchase and Sale Agreement dated June 9, 2021 between Ar rived Holdings, Inc./Assignee and Seller for Series Ridge Property
6.64.1*	Addendum to Purchase and Sale Agreement dated June 9, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Ridge Property
6.65*	Purchase and Sale Agreement dated June 7, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series River Property
6.66*	Purchase and Sale Agreement dated August 30, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Saddlebred Property
6.66.1*	Counteroffer to Offer Dated September 7, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Saddlebred Property
6.67*	Purchase and Sale Agreement dated July 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Saturn Property
6.68*	Purchase and Sale Agreement dated June 11, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Sugar Property
6.68.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sugar dated June 17, 2021 for Series Sugar Property
6.69*	Purchase and Sale Agreement dated June 12, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Weldon Property
6.70*	Purchase and Sale Agreement dated June 4, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Westchester Property

6.70.1*	Addendum to Purchase and Sale Agreement dated June 4, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Westchester Property
6.71*	Form of Lease Agreement between Tenant and Arrived Homes Series [*], a Series of Arrived Homes, LLC holding a series property located in North Carolina through its Authorized Agent, Great Jones North Carolina, LLC
6.72*	Form of Lease Agreement between Tenant and Arrived Homes Series [*], a Series of Arrived Homes, LLC holding a series property located in South Carolina through its Authorized Agent, Great Jones South Carolina, LLC
6.73*	Form of Mortgage Agreement between Arrived Homes Series [*], a Series of Arrived Homes, LLC and Certain Lending, Inc. for series property in the state of South Carolina
6.74*	Form of Deed of Trust Agreement between Arrived Homes Series [*], a Series of Arrived Homes, LLC and Certain Lending, Inc. for series property in the state of North Carolina
6.75*	Form of Deed of Trust Agreement between Arrived Homes Series [*], a Series of Arrived Homes, LLC and Certain Lending, Inc. for series property in the state of Colorado
6.76*	Purchase and Sale Agreement dated September 8, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Bandelier Property
6.76.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bandelier dated September 29, 2021 for Series Bandelier Property
6.76.2*	Addendum to Purchase and Sale Agreement dated September 8, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Bandelier Property
6.77*	Purchase and Sale Agreement dated June 13, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Butter Property
6.77.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Butter dated September 7, 2021 for Series Butter Property
6.78*	Purchase and Sale Agreement dated June 12, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Davidson Property
6.79*	Purchase and Sale Agreement dated November 18, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Diablo Property
6.79.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Diablo dated December 1, 2021 for Series Diablo Property
6.79.2*	Addendum to Purchase and Sale Agreement dated November 19, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Diablo Property
6.79.3*	Counteroffer to Offer dated November 19, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Diablo Property
6.80*	Purchase and Sale Agreement dated June 6, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Dolittle Property
6.81*	Purchase and Sale Agreement dated September 22, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Ensenada Property
6.81.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ensenada dated September 23, 2021 for Series Ensenada Property
6.81.2*	Counteroffer to Offer dated September 23, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Ensenada Property
6.82*	Purchase and Sale Agreement dated September 26, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Grant Property
6.82.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ensenada dated October 12, 2021 for Series Grant Property

6.82.2*	Addendum to Purchase and Sale Agreement dated October 13, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Grant Property
6.83*	Purchase and Sale Agreement dated September 26, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Kerriann Property
6.83.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ensenada dated October 20, 2021 for Series Kerriann Property
6.83.2*	Addendum to Purchase and Sale Agreement dated September 26, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Kerriann Property
6.84*	Purchase and Sale Agreement dated May 25, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Matchingham Property
6.84.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Matchingham dated September 17, 2021 for Series Matchingham Property
6.85*	Purchase and Sale Agreement dated November 6, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series McLovin Property
6.85.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series McLovin dated November 19, 2021 for Series McLovin Property
6.85.2*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series McLovin dated November 29, 2021 for Series McLovin Property
6.85.3*	Addendum to Purchase and Sale Agreement dated November 24, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series McLovin Property
6.86*	Purchase and Sale Agreement dated May 21, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Murphy Property
6.87*	Purchase and Sale Agreement dated October 28, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Oly Property
6.87.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Oly dated November 10, 2021 for Series Oly Property
6.88*	Purchase and Sale Agreement dated September 18, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Ribbonwalk Property
6.88.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ribbonwalk dated September 18, 2021 for Series Ribbonwalk Property
6.89*	Purchase and Sale Agreement dated September 3, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Rooney Property
6.89.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Rooney dated October 2, 2021 for Series Rooney Property
6.90*	Purchase and Sale Agreement dated September 18, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Scepter Property
6.90.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Scepter dated September 29, 2021 for Series Scepter Property
6.91*	Purchase and Sale Agreement dated November 17, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Sigma Property
6.91.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sigma dated November 24, 2021 for Series Sigma Property
6.91.2*	Addendum to Purchase and Sale Agreement dated December 3, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Sigma Property
6.91.3*	Addendum to Purchase and Sale Agreement dated November 24, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Sigma Property

6.92*	Purchase and Sale Agreement dated June 6, 2021 between Arrived Holdings, Inc._Assignee and Seller for Series Vernon Property
6.92.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Vernon dated July 15, 2021 for Series Vernon Property
6.92.2*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Vernon dated August 31, 2021 for Series Vernon Property
6.93*	Transfer Agent Agreement dated November 30, 2020, between Arrived Homes, LLC and Colonial Stock Transfer Company, Inc.
6.94*	Purchase and Sale Agreement dated December 24, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Delta Property
6.94.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Delta dated December 31, 2021 for Series Delta Property
6.94.2*	Addendum to Purchase and Sale Agreement dated January 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Delta Property
6.95*	Purchase and Sale Agreement dated January 6, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Emporia Property
6.95.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Emporia dated January 11, 2022 for Series Emporia Property
6.96*	Purchase and Sale Agreement dated June 7, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Greenhill Property
6.96.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Greenhill dated January 4, 2022 for Series Greenhill Property
6.97*	Purchase and Sale Agreement dated January 5, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kawana Property
6.97.1*	Counteroffer to Offer Dated January 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kawana Property
6.98*	Purchase and Sale Agreement dated January 5, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lovejoy Property
6.98.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lovejoy dated January 11, 2022 for Series Lovejoy Property
6.99*	Purchase and Sale Agreement dated December 16, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Saint Property
6.99.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Saint dated December 22, 2021 for Series Saint Property
6.100*	Purchase and Sale Agreement dated January 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Tuxford Property
6.101*	Purchase and Sale Agreement dated December 27, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Wave Property
6.101.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Saint dated December 31, 2021 for Series Wave Property
6.102*	Form of Property Management Agreement dated December 30, 2021, between Marketplace Homes and Arrived Homes Series [*], a series of Arrived Homes, LLC
6.103*	Purchase and Sale Agreement dated January 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Avebury Property
6.103.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Avebury dated February 4, 2022 for Series Avebury Property

6.103.2*	Addendum to Purchase and Sale Agreement dated January 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Avebury Property
6.104*	Purchase and Sale Agreement dated January 26, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chelsea Property
6.104.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chelsea dated February 7, 2022 for Series Chelsea Property
6.105*	Purchase and Sale Agreement dated December 24, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Hadden Property
6.105.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hadden dated January 3, 2022 for Series Hadden Property
6.105.2*	Addendum to Purchase and Sale Agreement dated January 24, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hadden Property
6.106*	Purchase and Sale Agreement dated January 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hollandaise Property
6.106.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hollandaise dated January 20, 2022 for Series Hollandaise Property
6.106.2*	Counteroffer to Offer dated January 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hollandaise Property
6.107*	Purchase and Sale Agreement dated January 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Otoro Property
6.107.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Otoro dated February 4, 2022 for Series Otoro Property
6.108*	Purchase and Sale Agreement dated January 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Terracotta Property
6.108.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Terracotta dated January 21, 2022 for Series Terracotta Property
6.109*	Purchase and Sale Agreement dated December 22, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Bedford Property
6.109.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bedford dated January 3, 2022 for Series Bedford Property
6.109.2*	Addendum to Purchase and Sale Agreement dated February 1, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Bedford Property
6.110*	Purchase and Sale Agreement dated December 22, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Gardens Property
6.110.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Gardens dated March 11, 2022 for Series Gardens Property
6.111*	Purchase and Sale Agreement dated Janaury 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Jack Property
6.111.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Jack dated March 18, 2022 for Series Jack Property
6.112*	Purchase and Sale Agreement dated February 24, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Louise Property
6.112.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Louise dated March 11, 2022 for Series Louise Property
6.113*	Purchase and Sale Agreement dated March 1, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Peanut Property

6.113.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Peanut dated March 11, 2022 for Series Peanut Property
6.114*	Purchase and Sale Agreement dated March 1, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Tulip Property
6.114.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Tulip dated March 11, 2022 for Series Tulip Property
6.115*	Purchase and Sale Agreement dated April 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series 100 Property
6.115.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series 100 dated April 12, 2022 for Series 100 Property
6.116*	Purchase and Sale Agreement dated March 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Grove Property
6.116.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Grove dated March 11, 2022 for Series Grove Property
6.117.*	Purchase and Sale Agreement dated March 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Heritage Property
6.117.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Heritage dated March 21, 2022 for Series Heritage Property
6.118*	Purchase and Sale Agreement dated March 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Heron Property
6.118.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Heron dated March 23, 2022 for Series Heron Property
6.119*	Purchase and Sale Agreement dated March 23, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kirkwood Property
6.119.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Kirkwood dated March 23, 2022 for Series Kirkwood Property
6.120*	Purchase and Sale Agreement dated March 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lanier Property
6.120.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lanier dated March 21, 2022 for Series Lanier Property
6.121*	Purchase and Sale Agreement dated April 4, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Magnolia Property
6.121.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Magnolia dated April 5, 2022 for Series Magnolia Property
6.122*	Purchase and Sale Agreement dated March 12, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Mammoth Property
6.122.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mammoth dated March 14, 2022 for Series Mammoth Property
6.123*	Purchase and Sale Agreement dated March 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series McGregor Property
6.123.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series McGregor dated April 12, 2022 for Series McGregor Property
6.123.2*	Counteroffer to Offer dated March 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series McGregor Property
6.124*	Purchase and Sale Agreement dated March 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Point Property

6.124.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Point dated March 22, 2022 for Series Point Property
6.124.2*	Counteroffer to Offer dated March 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Point Property
6.124.3*	Addendum to Purchase and Sale Agreement dated March 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Point Property
6.125*	Purchase and Sale Agreement dated March 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Rosewood Property
6.125.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Rosewood dated March 15, 2022 for Series Rosewood Property
6.126*	Purchase and Sale Agreement dated March 15, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Roxy Property
6.126.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Roxy dated March 16, 2022 for Series Roxy Property
6.126.2*	Counteroffer to Offer dated March 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Roxy Property
6.127*	Purchase and Sale Agreement dated March 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Stonebriar Property
6.127.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Stonebriar dated March 23, 2022 for Series Stonebriar Property
6.127.2*	Addendum to Purchase and Sale Agreement dated April 6, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Stonebriar Property
6.128*	Purchase and Sale Agreement dated February 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wisteria Property
6.128.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wisteria dated March 11, 2022 for Series Wisteria Property
6.129*	Purchase and Sale Agreement dated April 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Apollo Property
6.129.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Apollo dated April 14, 2022 for Series Apollo Property
6.130*	Purchase and Sale Agreement dated April 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Baron Property
6.131*	Purchase and Sale Agreement dated March 29, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Madison Property
6.131.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Madison dated March 30, 2022 for Series Madison Property
6.132*	Purchase and Sale Agreement dated April 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Swift Property
6.132.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Swift dated April 13, 2022 for Series Swift Property
6.133*	Purchase and Sale Agreement dated April 15, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wescott Property
6.133.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wescott dated April 18, 2022 for Series Wescott Property
6.134*	Purchase and Sale Agreement dated March 23, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wildwood Property

6.134.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wildwood dated April 13, 2022 for Series Wildwood Property
6.135*	Purchase and Sale Agreement dated May 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Abbington Property
6.135.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Abbington dated May 4, 2022 for Series Abbington Property
6.136*	Purchase and Sale Agreement dated April 29, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Burlington Property
6.137*	Purchase and Sale Agreement dated April 29, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lannister Property
6.137.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lannister dated May 2, 2022 for Series Lannister Property
6.138*	Purchase and Sale Agreement dated April 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Nugget Property
6.138.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Nugget dated April 28, 2022 for Series Nugget Property
6.138.2*	Counteroffer to Offer dated April 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Nugget Property
6.139*	Purchase and Sale Agreement dated April 29, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Pearl Property
6.139.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Pearl dated May 2, 2022 for Series Pearl Property
6.140*	Purchase and Sale Agreement dated May 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series 101 Property
6.140.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series 101 dated May 10, 2022 for Series 101 Property
6.140.2*	Addendum to Purchase and Sale Agreement dated May 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series 101 Property
6.140.3*	Counteroffer to Offer dated May 5, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series 101 Property
6.141*	Purchase and Sale Agreement dated May 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hines Property
6.141.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hines dated May 18, 2022 for Series Hines Property
6.141.2*	Addendum to Purchase and Sale Agreement dated May 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hines Property
6.142*	Purchase and Sale Agreement dated May 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Holcomb Property
6.142.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Holcomb dated May 11, 2022 for Series Holcomb Property
6.143*	Purchase and Sale Agreement dated May 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Jake Property
6.143.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Jake dated May 10, 2022 for Series Jake Property
6.144*	Purchase and Sale Agreement dated May 15, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Latte Property

6.144.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Latte dated May 17, 2022 for Series Latte Property
6.145*	Purchase and Sale Agreement dated May 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Ritter Property
6.145.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ritter dated May 20, 2022 for Series Ritter Property
6.146*	Purchase and Sale Agreement dated May 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Bazzel Property
6.146.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bazzel dated May 12, 2022 for Series Bazzel Property
6.146.2*	Addendum to Purchase and Sale Agreement dated May 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Bazzel Property
6.147*	Purchase and Sale Agreement dated May 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dunbar Property
6.147.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dunbar dated May 19, 2022 for Series Dunbar Property
6.147.2*	Addendum to Purchase and Sale Agreement dated May 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dunbar Property
6.148*	Purchase and Sale Agreement dated May 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Johnny Property
6.148.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Johnny dated May 10, 2022 for Series Johnny Property
6.149*	Purchase and Sale Agreement dated May 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series June Property
6.149.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series June dated May 10, 2022 for Series June Property
6.150*	Purchase and Sale Agreement dated May 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kennesaw Property
6.150.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Kennesaw dated May 17, 2022 for Series Kennesaw Property
6.151*	Purchase and Sale Agreement dated May 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lookout Property
6.151.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lookout dated May 19, 2022 for Series Lookout Property
6.152*	Purchase and Sale Agreement dated April 13, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Osprey Property
6.152.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Osprey dated April 14, 2022 for Series Osprey Property
6.153*	Purchase and Sale Agreement dated May 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Pioneer Property
6.153.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Pioneer dated May 14, 2022 for Series Pioneer Property
6.153.2*	Counteroffer to Offer dated May 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Pioneer Property
6.154*	Purchase and Sale Agreement dated May 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Reynolds Property

6.154.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Reynolds dated May 18, 2022 for Series Reynolds Property
6.155*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Clover Property
6.155.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Clover dated May 24, 2022 for Series Clover Property
6.155.2*	Addendum to Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Clover Property
6.155.3*	Counteroffer to Offer dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Clover Property
6.156*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Collier Property
6.156.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Collier dated June 7, 2022 for Series Collier Property
6.157*	Purchase and Sale Agreement dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dogwood Property
6.157.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dogwood dated May 27, 2022 for Series Dogwood Property
6.157.2*	Counteroffer to Offer dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dogwood Property
6.158*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dorchester Property
6.158.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dorchester dated May 31, 2022 for Series Dorchester Property
6.159*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Folly Property
6.159.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Folly dated May 31, 2022 for Series Folly Property
6.160*	Purchase and Sale Agreement dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Riverwalk Property
6.160.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Riverwalk dated June 1, 2022 for Series Riverwalk Property
6.161*	Purchase and Sale Agreement dated May 30, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Walton Property
6.161.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Walton dated June 1, 2022 for Series Walton Property
6.161.2*	Counteroffer to Offer dated May 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Walton Property
6.162*	Purchase and Sale Agreement dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Belle Property
6.162.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Belle dated May 27, 2022 for Series Belle Property
6.162.2*	Addendum to Purchase and Sale Agreement dated May 25, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Belle Property
6.163*	Purchase and Sale Agreement dated May 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chitwood Property

6.163.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chitwood dated May 26, 2022 for Series Chitwood Property
6.164*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Conway Property
6.164.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Conway dated May 31, 2022 for Series Conway Property
6.164.2*	Addendum to Purchase and Sale Agreement dated May 26, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Conway Property
6.165*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Creekside Property
6.165.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Creekside dated June 9, 2022 for Series Creekside Property
6.165.2*	Counteroffer to Offer dated June 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Creekside Property
6.166*	Purchase and Sale Agreement dated June 2, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Daisy Property
6.166.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Daisy dated June 7, 2022 for Series Daisy Property
6.167*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dolly Property
6.167.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dolly dated June 13, 2022 for Series Dolly Property
6.168*	Purchase and Sale Agreement dated June 1, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Henry Property
6.168.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Henry dated June 6, 2022 for Series Henry Property
6.169*	Purchase and Sale Agreement dated February 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Highland Property
6.169.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Highland dated June 20, 2022 for Series Highland Property
6.169.2*	Addendum to Purchase and Sale Agreement dated March 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Highland Property
6.170*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kenny Property
6.170.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Kenny dated June 13, 2022 for Series Kenny Property
6.171*	Purchase and Sale Agreement dated May 31, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Loretta Property
6.171.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Loretta dated May 31, 2022 for Series Loretta Property
6.172*	Purchase and Sale Agreement dated May 27, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sodalis Property
6.172.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sodalis dated June 24, 2022 for Series Sodalis Property
6.173*	Purchase and Sale Agreement dated May 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Spring Property

6.173.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Spring dated May 19, 2022 for Series Spring Property
6.174*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Willow Property
6.174.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Willow dated June 28, 2022 for Series Willow Property
6.175*	Purchase and Sale Agreement dated June 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wilson Property
6.175.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wilson dated June 16, 2022 for Series Wilson Property
6.176*	Purchase and Sale Agreement dated May 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Blossom Property
6.176.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Blossom dated June 16, 2022 for Series Blossom Property
6.176.2*	Addendum to Purchase and Sale Agreement dated May 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Blossom Property
6.177*	Purchase and Sale Agreement dated June 2, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Bonneau Property
6.177.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bonneau dated June 16, 2022 for Series Bonneau Property
6.178*	Purchase and Sale Agreement dated June 12, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Braxton Property
6.178.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Braxton dated June 27, 2022 for Series Braxton Property
6.178.2*	Addendum to Purchase and Sale Agreement dated June 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Braxton Property
6.179*	Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Camino Property
6.179.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Camino dated June 21, 2022 for Series Camino Property
6.179.2*	Addendum to Purchase and Sale Agreement dated June 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Camino Property
6.180*	Purchase and Sale Agreement dated June 6, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Cumberland Property
6.180.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Cumberland dated June 7, 2022 for Series Cumberland Property
6.180.2*	Addendum to Purchase and Sale Agreement dated June 6, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Cumberland Property
6.181*	Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Inglewood Property
6.181.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Inglewood dated June 21, 2022 for Series Inglewood Property
6.181.2*	Addendum to Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Inglewood Property
6.181.3*	Counteroffer to Offer dated June 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Inglewood Property

6.182*	Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Reginald Property
6.182.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Reginald dated June 21, 2022 for Series Reginald Property
6.182.2*	Addendum to Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Reginald Property
6.183*	Purchase and Sale Agreement dated June 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Richardson Property
6.183.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Richardson dated June 16, 2022 for Series Richardson Property
6.183.2*	Addendum to Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Richardson Property
6.183.3*	Counteroffer to Offer dated June 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Richardson Property
6.184*	Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wellington Property
6.184.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Wellington dated June 21, 2022 for Series Wellington Property
6.184.2*	Addendum to Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Wellington Property
6.185*	Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Winston Property
6.185.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Winston dated June 21, 2022 for Series Winston Property
6.185.2*	Addendum to Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Winston Property
6.186*	Purchase and Sale Agreement dated June 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Aster Property
6.186.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Aster dated June 28, 2022 for Series Aster Property
6.187*	Purchase and Sale Agreement dated May 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Jill Property
6.188*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Marcelo Property
6.188.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marcelo dated June 28, 2022 for Series Marcelo Property
6.189*	Purchase and Sale Agreement dated December 23, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Marietta Property
6.189.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marietta dated June 28, 2022 for Series Marietta Property
6.190*	Purchase and Sale Agreement dated June 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Quincy Property
6.190.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Quincy dated June 5, 2022 for Series Quincy Property
6.191*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Taylor Property

6.191.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Taylor dated June 28, 2022 for Series Taylor Property
6.191.2*	Addendum to Purchase and Sale Agreement dated June 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Taylor Property
6.192*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chester Property
6.192.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chester dated June 21, 2022 for Series Chester Property
6.192.2*	Addendum to Purchase and Sale Agreement dated June 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chester Property
6.193*	Purchase and Sale Agreement dated June 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Creekwood Property
6.193.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Creekwood dated June 23, 2022 for Series Creekwood Property
6.193.2*	Addendum to Purchase and Sale Agreement dated June 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Creekwood Property
6.194*	Purchase and Sale Agreement dated June 20, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Cypress Property
6.194.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Cypress dated June 22, 2022 for Series Cypress Property
6.195*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Harrison Property
6.195.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Harrison dated June 22, 2022 for Series Harrison Property
6.195.2*	Addendum to Purchase and Sale Agreement dated June 14, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Harrison Property
6.196*	Purchase and Sale Agreement dated June 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Kessler Property
6.196.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Kessler dated June 16, 2022 for Series Kessler Property
6.197*	Purchase and Sale Agreement dated March 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Mae Property
6.197.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mae dated June 20, 2022 for Series Mae Property
6.198*	Purchase and Sale Agreement dated June 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Piedmont Property
6.198.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Piedmont dated June 22, 2022 for Series Piedmont Property
6.199*	Purchase and Sale Agreement dated June 10, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Shallowford Property
6.199.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Shallowford dated June 23, 2022 for Series Shallowford Property
6.199.2*	Addendum to Purchase and Sale Agreement dated June 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Shallowford Property
6.200*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Eagle Property

6.200.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Eagle dated March 29, 2021 for Series Eagle Property
6.200.2*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Eagle Property
6.201*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Goose Property
6.201.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Goose dated March 29, 2021 for Series Goose Property
6.201.2*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Goose Property
6.202*	Purchase and Sale Agreement dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Falcon Property
6.202.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Falcon dated March 29, 2021 for Series Falcon Property
6.202.2*	Counteroffer to Offer dated March 29, 2021 between Arrived Holdings, Inc./Assignee and Seller for Series Falcon Property
6.203*	Purchase and Sale Agreement dated May 26, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hansel Property
6.203.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hanseel dated July 20, 2022 for Series Hansel Property
6.204*	Purchase and Sale Agreement dated May 26, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Gretal Property
6.204.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Gretal dated July 20, 2022 for Series Gretal Property
6.204.2*	Addendum to Purchase and Sale Agreement dated September 7, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Gretal Property
6.205*	Purchase and Sale Agreement dated September 2, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Mimosa Property
6.205.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mimosa dated September 2, 2022 for Series Mimosa Property
6.205.2*	Addendum to Purchase and Sale Agreement dated September 2, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Mimosa Property
6.206*	Purchase and Sale Agreement dated September 16, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Redondo Property
6.206.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Redondo dated September 19, 2022 for Series Redondo Property
6.207*	Purchase and Sale Agreement dated September 15, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sundance Property
6.207.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sundance dated September 19, 2022 for Series Sundance Property
6.208*	Purchase and Sale Agreement dated October 21, 2022 between Arrived Holdings,Inc./Assignee and Seller for Series Brainerd Property
6.208.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Brainerd dated October 24, 2022 for Series Brainerd Property.
6.208.2*	Counteroffer to Offer dated October 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brainerd Property.

6.208.3*	Counteroffer to Offer dated October 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brainerd Property
6.209*	Purchase and Sale Agreement dated October 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brooklyn Property
6.209.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Brooklyn dated October24,2022 for Series Brooklyn Property
6.209.2*	Addendum to Purchase and Sale Agreement dated October 19, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brooklyn Property
6.210*	Purchase and Sale Agreement dated October 24,2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chickamauga Property
6.210.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chickamauga dated October24, 2022 for Series Chickamauga Property
6.210.2*	Addendum to Purchase and Sale Agreement dated October 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Chickamauga Property
6.211*	Purchase and Sale Agreement dated October 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Litton Property
6.211.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Litton dated October24, 2022 for Series Litton Property
6.212*	Purchase and Sale Agreement dated October 21, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sequoyah Property
6.213*	Purchase and Sale Agreement dated November 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Lurleen Property
6.213.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Lurleen dated December 1, 2022 for Series Lurleen Property
6.214*	Purchase and Sale Agreement dated November 28, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Regency Property
6.214.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Regency dated December 1, 2022 for Series Regency Property
6.215*	Purchase and Sale Agreement dated November 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dops Property
6.215.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Dops dated November 29,2022 for Series Dops Property
6.215.1*	Addendum to Purchase and Sale Agreement dated November 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Dops Property
6.216*	Purchase and Sale Agreement dated November 3, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Korin Property
6.216.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Korin dated November 8, 2022 for Series Korin Property
6.217*	Purchase and Sale Agreement dated November 18, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sunnyside Property
6.217.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sunnyside dated November 29, 2022 for Series Sunnyside Property
6.218*	Purchase and Sale Agreement dated April 11, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Brennan Property
6.218.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Brennan dated April 8, 2022 for Series Brennan Property
6.219*	Purchase and Sale Agreement dated January 6, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ella Property
6.219.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ella dated January 10, 2023 for Series Ella Property

6.219.2*	Counteroffer to Offer dated January 8, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ella Property
6.220*	Purchase and Sale Agreement dated December 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Hansard Property
6.220.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hansard dated November 29, 2022 for Series Hansard Property
6.221*	Purchase and Sale Agreement dated December 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Jefferson Property
6.221.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Jefferson dated December 9, 2022 for Series Jefferson Property
6.222*	Purchase and Sale Agreement dated December 9, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Marie Property
6.222.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marie dated December 9, 2022 for Series Marie Property
6.223*	Purchase and Sale Agreement dated December 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sajni Property
6.223.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sajni dated December 15, 2022 for Series Sajni Property
6.223.2*	Counteroffer to Offer dated December 8, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Sajni Property
6.224*	Purchase and Sale Agreement dated November 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Salinas Property
6.224.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Salinas dated November 29, 2022 for Series Salinas Property
6.224.2*	Counteroffer to Offer dated October 22, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Salinas Property
6.225*	Purchase and Sale Agreement dated November 17, 2022 between Arrived Holdings, Inc./Assignee and Seller for Series Tuscarora Property
6.225.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Tuscarora dated November 29, 2022 for Series Tuscarora Property
6.226*	Purchase and Sale Agreement dated April 23,202 between Arrived Holdings, Inc./Assignee and Seller for Series Avondale Property
6.226.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Avondale dated May 3,2023 for Series Avondale Property
6.226.2*	Addendum to Purchase and Sale Agreement dated April 23, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Avondale Property
6.227*	Purchase and Sale Agreement dated April 23,202 between Arrived Holdings, Inc./Assignee and Seller for Series Belvedere Property
6.227.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Belvedere dated April 21,2023 for Series Belvedere Property
6.228*	Purchase and Sale Agreement dated December 6,2022 between Arrived Holdings, Inc./Assignee and Seller for Series Cove Property
6.228.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Cove dated December 8,2022 for Series Cove Property
6.229*	[Reserved.]
6.229.1*	[Reserved.]
6.230*	Purchase and Sale Agreement dated April 13,202 between Arrived Holdings, Inc./Assignee and Seller for Series Martell Property
6.230.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Martell dated April 27,2023 for Series Martell Property
6.230.2*	Counteroffer to Offer dated April 14, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Martell Property

6.231*	Purchase and Sale Agreement dated April 29, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Fenwick Property
6.231.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Fenwick dated May 8,2023 for Series Fenwick Property
6.231.2*	Addendum to Purchase and Sale Agreement dated May 5, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Fenwick Property
6.232*	Purchase and Sale Agreement dated April 21, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Longwoods Property
6.232.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Longwoods dated May 5,2023 for Series Longwoods Property
6.232.2*	Counteroffer to Offer dated April 26, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Longwoods Property
6.233*	Purchase and Sale Agreement dated April 29, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Louis Property
6.233.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Louis dated May 8,2023 for Series Louis Property
6.234*	Purchase and Sale Agreement dated April 27, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Mycroft Property
6.234.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mycroft dated April 13,2023 for Series Mycroft Property
6.235*	Purchase and Sale Agreement dated April 27, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Osceola Property
6.235.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Osceola dated May 4,2023 for Series Osceola Property
6.235.2*	Addendum to Purchase and Sale Agreement dated April 27, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Osceola Property
6.236*	Purchase and Sale Agreement dated May 4, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Sims Property
6.236.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Sims dated May 17,2023 for Series Sims Property
6.236.2*	Addendum to Purchase and Sale Agreement dated May 1, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Sims Property
6.236.3*	Counteroffer to Offer dated April 26, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Sims Property
6.237*	Purchase and Sale Agreement dated May 9, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Augusta Property
6.237.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Augusta dated May 11,2023 for Series Augusta Property
6.238*	Purchase and Sale Agreement dated April 28, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Bella Property
6.238.18	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bella dated May 15,2023 for Series Bella Property
6.239*	Purchase and Sale Agreement dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Cawley Property
6.239.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Cawley dated May 24,2023 for Series Cawley Property
6.240*	Purchase and Sale Agreement dated May 19, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Foster Property
6.240.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Foster dated May 30,2023 for Series Foster Property
6.241*	Purchase and Sale Agreement dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Franklin Property

6.241.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Franklin dated May 30,2023 for Series Franklin Property
6.241.2*	Counteroffer to Offer dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Franklin Property
6.242*	Purchase and Sale Agreement dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series General Property
6.242.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series General dated May 30,2023 for Series General Property
6.243*	Purchase and Sale Agreement dated May 10, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Marion Property
6.243.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marion dated May 22,2023 for Series Marion Property
6.243.2*	Counteroffer to Offer dated April 14, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Marion Property
6.244*	Purchase and Sale Agreement dated April 13, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Marple Property
6.244.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Marple dated April 27,2023 for Series Marple Property
6.245*	Purchase and Sale Agreement dated April 13, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Mary Property
6.245.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Mary dated May 22,2023 for Series Mary Property
6.246*	Purchase and Sale Agreement dated May 4, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Onyx Property
6.246.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Onyx dated May 22,2023 for Series Onyx Property
6.247*	Purchase and Sale Agreement dated May 20, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Palmer Property
6.247.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Palmer dated May 24,2023 for Series Palmer Property
6.248*	Purchase and Sale Agreement dated May 20, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Porthos Property
6.248.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Porthos dated May 24,2023 for Series Porthos Property
6.248.2*	Addendum to Purchase and Sale Agreement dated April 26, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Porthos Property
6.248.3*	Counteroffer to Offer dated April 26, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Porthos Property
6.249*	Purchase and Sale Agreement dated May 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Simon Property
6.249.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Simon dated May 24,2023 for Series Simon Property
6.250*	Purchase and Sale Agreement dated May 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Theodore Property
6.250.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Theodore dated May 24,2023 for Series Theodore Property
6.251*	Purchase and Sale Agreement dated April 7, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Bergenia Property
6.251.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bergenia dated July 5, 2023 for Series Bergenia Property
6.252*	Purchase and Sale Agreement dated May 5, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Chinook Property

6.252.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Chinook dated May 23, 2023 for Series Chinook Property
6.252.2*	Addendum to Purchase and Sale Agreement dated May 2, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Chinook Property
6.252.3*	Counteroffer to Offer dated May 5, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Chinook Property
6.253*	Purchase and Sale Agreement dated May 5, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ellen Property
6.253.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ellen dated May 24, 2023 for Series Ellen Property
6.253.2*	Addendum to Purchase and Sale Agreement dated May 2, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ellen Property
6.254*	Purchase and Sale Agreement dated May 8, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Felix Property
6.254.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Felix dated May 24, 2023 for Series Felix Property
6.255*	Purchase and Sale Agreement dated May 4, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Oscar Property
6.255.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Oscar dated May 24, 2023 for Series Oscar Property
6.256*	Purchase and Sale Agreement dated March 30, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Abernant Property
6.256.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Abernant dated July 24, 2023 for Series Abernant Property
6.257*	Purchase and Sale Agreement dated June 19, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Alvin Property
6.257.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Alvin dated July 25, 2023 for Series Alvin Property
6.258*	Purchase and Sale Agreement dated June 19, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Ballinger Property
6.258.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Ballinger dated July 25, 2023 for Series Ballinger Property
6.259*	Purchase and Sale Agreement dated March 29, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Briarwood Property
6.259.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Briarwood dated July 5, 2023 for Series Briarwood Property
6.260*	Purchase and Sale Agreement dated April18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Calvin Property
6.260.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Calvin dated July 20, 2023 for Series Calvin Property
6.260.2*	Addendum to Purchase and Sale Agreement dated April 17, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Calvin Property
6.261*	Purchase and Sale Agreement dated June 19, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Eastwood Property
6.261.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Eastwood dated July 25], 2023 for Series Eastwood Property
6.262*	Purchase and Sale Agreement dated April 13, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Fletcher Property
6.262.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Fletcher dated July 5, 2023 for Series Fletcher Property
6.263*	Purchase and Sale Agreement dated April 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Hargrave Property

6.263.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hargrave dated July 20, 2023 for Series Hargrave Property
6.263.2*	Addendum to Purchase and Sale Agreement dated April 17, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Hargrave Property
6.264*	Purchase and Sale Agreement dated April 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Hobbes Property
6.264.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Hobbes dated July 20, 2023 for Series Hobbes Property
6.264.2*	Addendum to Purchase and Sale Agreement dated April 17, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Hobbes Property
6.265*	Purchase and Sale Agreement dated April 13, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Irene Property
6.265.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Irene dated July 5, 2023 for Series Irene Property
6.266*	Purchase and Sale Agreement dated March 27, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Peterson Property
6.266.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Peterson dated July 24, 2023 for Series Peterson Property
6.267*	Purchase and Sale Agreement dated May 9, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Richmond Property
6.267.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Richmond dated July 20, 2023 for Series Richmond Property
6.268*	Purchase and Sale Agreement dated May 18, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Winchester Property
6.268.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Winchester dated July 5, 2023 for Series Winchester Property
6.268.2*	Addendum to Purchase and Sale Agreement dated April 17, 2023 between Arrived Holdings, Inc./Assignee and Seller for Series Winchester Property
6.269*	Form of Property Management Agreement dated [*], between Mynd Property Management and Arrived Homes Series [*], a series of Arrived Homes, LLC
6.270*	Purchase and Sale Agreement dated January 2, 2024 between Arrived Holdings, Inc./Assignee and Seller for Series Arlo Property
6.270.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Arlo dated February 5, 2024 for Series Arlo Property
6.271*	Purchase and Sale Agreement dated January 12, 2024 between Arrived Holdings, Inc./Assignee and Seller for Series Bellvue Property
6.271.1*	Assignment of Contract from Arrived Holdings, Inc. to Arrived Homes Series Bellvue dated January 30, 2024 for Series Bellvue Property
6.272*	Purchase and Sale Agreement dated January 11, 2024 between Arrived Holdings, Inc./Assignee and Seller for Series Hualapai Property

*	Previously Filed

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARRIVED HOMES, LLC

By:	Arrived Fund Manager, LLC, its managing member

By:	/s/ Ryan Frazier
	Name:	Ryan Frazier
	Title:	Chief Executive Officer
	Date:	April 30, 2026

Pursuant to the requirements of Regulation A, this report has been signed by the following persons on behalf of the issuer and in the capacities and on the dates indicated.

SIGNATURE		TITLE	DATE

/s/ Ryan Frazier		Chief Executive Officer of Arrived Holdings, Inc.	April 30, 2026
Ryan Frazier		(principal executive officer)
Chief Executive Officer and Director of Arrived Homes, LLC

/s/ Sue Korn		Principal Financial and	April 30, 2026
Sue Korn		Accounting Officer of Arrived Holdings, Inc.
Principal Financial and Accounting Officer of Arrived Homes, LLC

/s/ Kenneth Cason		Chief Technology Officer of Arrived Holdings, Inc.	April 30, 2026
Kenneth Cason		Chief Technology Officer and Director of Arrived Homes, LLC

Arrived Fund Manager, LLC		Managing Member	April 30, 2026

By:	/s/ Ryan Frazier
Name:	Ryan Frazier
Title:	Chief Executive Officer